As filed with the Securities and Exchange Commission on April 30, 2002

                                                      REGISTRATION NO. 333-23171
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ---------------------


                         Post-Effective Amendment No. 11

                                       to
                                    FORM S-6

                    FOR REGISTRATION UNDER THE SECURITIES ACT
                 OF 1933 OF SECURITIES OF UNIT INVESTMENT TRUSTS
                            REGISTERED ON FORM N-8B-2

                             ---------------------

                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
          (formerly Phoenix Home Life Variable Universal Life Account)
                              (Exact Name of Trust)
                         PHOENIX LIFE INSURANCE COMPANY
              (formerly Phoenix Home Life Mutual Insurance Company)
                               (Name of Depositor)

                             ---------------------

                                ONE AMERICAN ROW
                        HARTFORD, CONNECTICUT 06102-5056
          (Complete address of Depositor's principal executive offices)


                               TRACY L. RICH, ESQ.
                         PHOENIX LIFE INSURANCE COMPANY

                                ONE AMERICAN ROW
                        HARTFORD, CONNECTICUT 06102-5056
                (Name and complete address of agent for service)

                             ---------------------

                                    COPY TO:
                             RICHARD J. WIRTH, ESQ.
                                     COUNSEL
                         PHOENIX LIFE INSURANCE COMPANY
                                ONE AMERICAN ROW
                        HARTFORD, CONNECTICUT 06102-5056

                             ---------------------


           It is proposed that this filing will become effective:
           [ ] immediately upon filing pursuant to paragraph (b) of Rule 485; |X| on May 1, 2002 pursuant to paragraph (b) of Rule 485;
           [ ] 60 days after filing pursuant to paragraph (a)(1) of Rule 485; or
           [ ] on (____)pursuant to paragraph (a)(1) of Rule 485.

           [ ] this Post-Effective Amendment designates a new effective date for a previously filed post-effective amendment.

                             ---------------------



================================================================================

                                                                     [VERSION A]


                                 ESTATE EDGE(R)


                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT

                    ISSUED BY: PHOENIX LIFE INSURANCE COMPANY


PROSPECTUS                                                           MAY 1, 2002



    This prospectus describes a survivorship variable universal life insurance policy. The policy provides lifetime insurance protection on the lives of two Insureds. We pay the death benefit when the last insured dies. You may allocate premiums and policy value to the Guaranteed Interest Account and/or one or more of the subaccounts of the Phoenix Life Variable Universal Life Account (the "Account"). The subaccounts purchase, at net asset value, shares of the following funds:

THE PHOENIX EDGE SERIES FUND
----------------------------
[diamond] Phoenix-Aberdeen International Series
[diamond] Phoenix-Aberdeen New Asia Series
[diamond] Phoenix-AIM Mid-Cap Equity Series
[diamond] Phoenix-Alliance/Bernstein Growth + Value Series [diamond] Phoenix-Deutsche Dow 30 Series
[diamond] Phoenix-Deutsche Nasdaq-100 Index(R) Series [diamond] Phoenix-Duff & Phelps Real Estate Securities Series [diamond] Phoenix-Engemann Capital Growth Series
[diamond] Phoenix-Engemann Small & Mid-Cap Growth Series [diamond] Phoenix-Federated U.S. Government Bond Series(1) [diamond] Phoenix-Goodwin Money Market Series
[diamond] Phoenix-Goodwin Multi-Sector Fixed Income Series [diamond] Phoenix-Hollister Value Equity Series
[diamond] Phoenix-J.P. Morgan Research Enhanced Index Series [diamond] Phoenix-Janus Flexible Income Series
[diamond] Phoenix-Janus Growth Series
[diamond] Phoenix-MFS Investors Growth Stock Series
[diamond] Phoenix-MFS Investors Trust Series
[diamond] Phoenix-MFS Value Series
[diamond] Phoenix-Oakhurst Growth and Income Series
[diamond] Phoenix-Oakhurst Strategic Allocation Series [diamond] Phoenix-Sanford Bernstein Global Value Series [diamond] Phoenix-Sanford Bernstein Mid-Cap Value Series [diamond] Phoenix-Sanford Bernstein Small-Cap Value Series [diamond] Phoenix-Seneca Mid-Cap Growth Series
[diamond] Phoenix-Seneca Strategic Theme Series

[diamond] Phoenix-Van Kampen Focus Equity Series (formerly,
          Phoenix-Morgan Stanley Focus Equity Series)


AIM VARIABLE INSURANCE FUNDS
----------------------------
[diamond] AIM V.I. Capital Appreciation Fund

[diamond] AIM V.I. Premier Equity Fund (formerly, AIM V.I. Value
          Fund)


THE ALGER AMERICAN FUND
-----------------------
[diamond] Alger American Leveraged AllCap Portfolio

FEDERATED INSURANCE SERIES
--------------------------
[diamond] Federated Fund for U.S. Government Securities II
[diamond] Federated High Income Bond Fund II

FIDELITY(R) VARIABLE INSURANCE PRODUCTS
---------------------------------------
[diamond] VIP Contrafund(R) Portfolio
[diamond] VIP Growth Opportunities Portfolio
[diamond] VIP Growth Portfolio

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST -- CLASS 2
---------------------------------------------------------------
[diamond] Mutual Shares Securities Fund
[diamond] Templeton Developing Markets Securities (1)

[diamond] Templeton Foreign Securities Fund (formerly, Templeton
          International Securities Fund)
[diamond] Templeton Global Asset Allocation Fund (formerly,
          Templeton Asset Strategy Fund) (1)

[diamond] Templeton Growth Securities Fund


SCUDDER VIT FUNDS
-----------------
[diamond] Scudder VIT EAFE(R) Equity Index Fund (formerly,
          Deutsche VIT EAFE(R) Equity Index Fund)
[diamond] Scudder VIT Equity 500 Index Fund (formerly, Deutsche
          VIT Equity 500 Index Fund)


THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
---------------------------------------
[diamond] Technology Portfolio

WANGER ADVISORS TRUST
---------------------
[diamond] Wanger Foreign Forty
[diamond] Wanger International Small Cap
[diamond] Wanger Twenty

[diamond] Wanger U.S. Smaller Companies (formerly, Wanger U.S.
          Small Cap)


(1) Not available for new investors


IF YOU HAVE ANY QUESTIONS, PLEASE CONTACT US AT:      [envelope]  PHOENIX VARIABLE PRODUCTS MAIL OPERATIONS ("VPMO")
                                                                  PO Box 8027
                                                                  Boston, MA 02266-8027

                                                      [telephone] VARIABLE AND UNIVERSAL LIFE ADMINISTRATION ("VULA")
                                                                  800/541-0171


    It may not be in your best interest to purchase a policy to replace an existing life insurance policy or annuity contract. You must understand the basic features of the proposed policy and your existing coverage before you decide to replace your present coverage. You must also know if the replacement will result in any income taxes.

    The policy is not a deposit nor an obligation of, underwritten or guaranteed by, any financial institution or credit union. It is not federally insured or endorsed by the Federal Deposit Insurance Corporation or any other state or federal agency. Policy investments are subject to risk, including the fluctuation of policy values and possible loss of principal invested or premiums paid.


    The Securities and Exchange Commission ("SEC") has neither approved nor disapproved these securities, nor passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.


    Read and keep this prospectus for future reference.

                                TABLE OF CONTENTS

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Heading                                                    Page
---------------------------------------------------------------

SUMMARY.................................................     4
PERFORMANCE HISTORY.....................................     5
REDUCTION IN CHARGES....................................     5
PHOENIX AND THE ACCOUNT ................................     6
   Phoenix .............................................     6
   The Account .........................................     6
   The Guaranteed Interest Account......................     6
THE POLICY .............................................     6
   Introduction ........................................     6
   Eligible Purchasers .................................     7
   Flexible Premiums ...................................     7
   Allocation of Issue Premium and Policy Value ........     7
   Free Look Period ....................................     7
   Temporary Insurance Coverage ........................     8
   Transfer of Policy Value ............................     8
      Systematic Transfer Program ......................     8
    Nonsystematic Transfers ............................     8
   Determination of Subaccount Values ..................     9
   Death Benefits ......................................     9
   Surrenders ..........................................    10
   Policy Loans ........................................    11
   Lapse ...............................................    11
   Additional Insurance Options ........................    12
   Additional Rider Benefits ...........................    12

INVESTMENTS OF THE ACCOUNT .............................    13
   Participating Investment Funds ......................    13
   Investment Advisors..................................    15
   Services of the Advisors.............................    16
   Reinvestment and Redemption .........................    16
   Substitution of Investments .........................    16
CHARGES AND DEDUCTIONS .................................    17
   General..............................................    17
   Charges Deducted Once................................    17
      State Premium Taxes ..............................    17
      Federal Tax Charge................................    17
   Periodic Charges.....................................    17
   Conditional Charges .................................    18
   Investment Management Charge.........................    19
GENERAL PROVISIONS .....................................    19
   Postponement of Payments ............................    19
   Payment by Check ....................................    19
   The Contract ........................................    19
   Suicide .............................................    19
   Incontestability ....................................    19
   Change of Owner or Beneficiary ......................    19
   Assignment ..........................................    19
   Misstatement of Age or Sex ..........................    19
   Surplus .............................................    20
PAYMENT OF PROCEEDS ....................................    20
   Surrender and Death Benefit Proceeds ................    20
   Payment Options .....................................    20
FEDERAL INCOME TAX CONSIDERATIONS ......................    21
   Introduction ........................................    21
   Phoenix's Income Tax Status .........................    21
   Policy Benefits .....................................    21
   Business-Owned Policies..............................    22
   Modified Endowment Contracts ........................    22
   Limitations on Unreasonable Mortality
      and Expense Charges ..............................    23
   Qualified Plans .....................................    23
   Diversification Standards ...........................    23
   Change of Ownership or Insured or Assignment ........    23
   Other Taxes .........................................    24
VOTING RIGHTS ..........................................    24
THE DIRECTORS AND EXECUTIVE OFFICERS OF PHOENIX ........    24
SAFEKEEPING OF THE ACCOUNT'S ASSETS ....................    26
SALES OF POLICIES ......................................    26
STATE REGULATION .......................................    26
REPORTS ................................................    26
LEGAL PROCEEDINGS ......................................    26
LEGAL MATTERS ..........................................    26
REGISTRATION STATEMENT .................................    26
FINANCIAL STATEMENTS ...................................    27
PHOENIX LIFE VARIABLE UNIVERSAL LIFE
  ACCOUNT, FINANCIAL STATEMENTS,
  DECEMBER 31, 2001.....................................  SA-1
PHOENIX LIFE INSURANCE COMPANY
  FINANCIAL STATEMENTS,
  DECEMBER 31, 2001......................................  F-1

APPENDIX A - PERFORMANCE HISTORY........................   A-1
APPENDIX B - GLOSSARY OF SPECIAL TERMS..................   B-1


WE ARE OFFERING THIS PRODUCT ONLY WHERE WE MAY LAWFULLY DO SO. YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS DOCUMENT OR IN ONE THAT WE HAVE REFERRED YOU TO. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT.

SUMMARY
--------------------------------------------------------------------------------
    This is a summary of the policy and does not contain all of the detailed information that may be important to you. You should read the entire prospectus carefully before making any decision.

INVESTMENT FEATURES

FLEXIBLE PREMIUMS
    The premiums you have to pay are the issue premium and any payments required to prevent the policy from lapse. See "Flexible Premiums" and "Lapse."

ALLOCATION OF PREMIUMS AND POLICY VALUE
    After we deduct certain charges from your premium payment, we will invest the balance in one or more of the subaccounts of the Account and/or the Guaranteed Interest Account as you will have instructed us.


    You may make transfers into the Guaranteed Interest Account and among the subaccounts at anytime. Transfers from the Guaranteed Interest Account are subject to the rules discussed in "The Guaranteed Interest Account."


    The policy value varies with the investment performance of the Funds and is not guaranteed.

    The policy value allocated to the Guaranteed Interest Account will depend on deductions taken from the Guaranteed Interest Account to pay expenses and will accumulate interest at rates we periodically establish, but never less than 4%.

LOANS AND SURRENDERS
[diamond] Generally, you may take loans against 90% of the policy's cash surrender value subject to certain conditions. See "Policy Loans."

[diamond] You may partially surrender any part of the policy anytime. A partial surrender fee of the lesser of $25 or 2% of the partial surrender amount will apply. A separate surrender charge also may be imposed. See "Conditional Charges."

[diamond] You may fully surrender this policy anytime for its cash surrender value. A surrender charge may be imposed. See "Conditional Charges--Surrender Charge."


INSURANCE PROTECTION FEATURES

DEATH BENEFITS
[diamond] Both a fixed and variable benefit is available under the policy.
          o  The fixed benefit is equal to the policy's face amount (Option 1)
          o The variable benefit equals the face amount plus the policy value (Option 2)

[diamond] After the first year, you may reduce the face amount. Certain restrictions apply, and generally, the minimum face amount is $250,000.

[diamond] The death benefit is payable when the last insured dies. See "Death
          Benefits."

DEATH BENEFIT GUARANTEE

    You may elect a guaranteed death benefit. The amount of the guaranteed death benefit is equal to the initial face amount. The Death Benefit Guarantee may not be available in some states.

DEATH BENEFIT AT ENDOWMENT

    After age 100 of the younger Insured, the death benefit equals the policy value, and no more monthly deductions will be made. This allows you to keep the policy in force until the second death.

ADDITIONAL BENEFITS
    The following additional benefits are available by rider:

[diamond] Disability Benefit

[diamond] Four Year Survivorship Term

[diamond] Conditional Exchange Option

[diamond] Policy Split Option

[diamond] Guaranteed Death Benefit

[diamond] Conversion to Universal Life

[diamond] Age 100+ Rider

[diamond] LifePlan Options Rider

          Availability of these riders depends upon state approval and may involve an extra cost.


CHARGES AND DEDUCTIONS


FROM PREMIUM PAYMENTS
[diamond] Taxes
          o  State Premium Tax Charge--2.25%
          o  Federal Tax Charge--1.50%

[diamond] Sales Charge
          o Policy Year 1 = 20% of premiums paid up to one target annual premium ("TAP") and 5% of premiums paid in excess of the TAP.
          o Policy Years 2 through 10 = 5% of premiums
          o Policy Years 11 and after = 0%

          See "Charges and Deductions" for a detailed discussion, including an explanation of TAP.

FROM POLICY VALUE
[diamond] Issue Expense Charge--$600. Deducted in the first Policy Year only and payable in 12 monthly installments of $50.

[diamond] Administrative Charge--Deducted monthly in Policy Years 1 through 10 only. Amount deducted varies by Face Amount.


[diamond] Cost of Insurance--Deducted monthly. Cost of insurance rates apply to the policy and certain riders. The rates vary and are based on certain personal factors such as sex, attained age and risk class of the insureds.

[diamond] Surrender Charge--Deducted if the policy is surrendered within the first 10 policy years. See "Surrender Charge."

[diamond] Partial Surrender Charge--Deducted to recover costs of processing request.

[diamond] Transfer Charge--Maximum of $10. See "Non-Systematic Transfers and
          Charges in Payment Allocations."

FROM THE ACCOUNT
    Mortality and Expense Risk Charge:

[diamond] Policy Years 1 through 15--.80% annually

[diamond] Policy Years 16 and after--.25% annually

FROM THE FUND
    The assets of the Account are used to purchase, at net asset value, shares of your selected underlying funds. The net asset value reflects investment management fees and other direct expenses of the fund. See "Investment Management Charge."

    See "Charges and Deductions" for a more detailed description of how each is applied.

ADDITIONAL INFORMATION

CANCELLATION RIGHT
    You have the right to review the policy. If you are not satisfied with it, you may cancel the policy:

[diamond] within 10 days after you receive the policy, or

[diamond] within 10 days after we mail or deliver a written notice telling you about your right to cancel, or

[diamond] within 45 days of completing the application;

whichever is latest.

    See "Free Look Period."

RISK OF LAPSE
    The policy will remain in force as long as the cash surrender value is enough to pay the necessary monthly charges incurred under the policy. When the cash surrender value is no longer enough, the policy lapses, or ends. We will let you know of an impending lapse situation. We will give you the opportunity to keep the policy in force by paying a specified amount. Please see "Lapse" for more detail.

INCOME TAX EFFECTS
    Generally, under current federal income tax law, death benefits are not subject to income tax. Earnings on the premiums invested in the Account or the Guaranteed Interest Account are not subject to income tax until there is a distribution from the policy. Loans, partial surrenders or policy termination may result in recognition of income for tax purposes.

VARIATIONS
    The policy is subject to laws and regulations in every state where the policy is sold. Therefore, the terms of the policy may vary from state to state.


PERFORMANCE HISTORY
--------------------------------------------------------------------------------

    We may include the performance history of the subaccounts in advertisements, sales literature or reports. Performance information about each subaccount is based on past performance only and is not an indication of future performance. See "Appendix A--Performance History" for more information.


REDUCTION IN CHARGES
--------------------------------------------------------------------------------

    The policy is available for purchase by individuals and groups. We may reduce or eliminate the mortality and expense risk charge, monthly administrative charge, monthly cost of insurance charges, surrender charges or other charges normally assessed where it is expected that the size or nature of such policy or policies will result in savings of sales, underwriting, administrative or other costs.

    Eligibility for the amount of these reductions will be determined by a number of factors including:

[diamond] the number of insureds,

[diamond] the total premium expected to be paid,

[diamond] the total assets under management for the policyowner,

[diamond] the nature of the relationship among individual insureds,

[diamond] the purpose for which the policies are being purchased,

[diamond] whether there is a preexisting relationship with us, such as being an employee of Phoenix or its affiliates, and their spouses; or employees or agents who retire from Phoenix or its affiliates or Phoenix Equity Planning Corporation ("PEPCO"), or its affiliates or registered representatives of the principal underwriter and registered representatives of broken-dealers with whom PEPCO has selling agreements.

[diamond] internal transfers from other policies or contracts issued by the Company or an affiliate, or making transfers of amounts held under qualified plans sponsored by the Company or an affiliate; and

[diamond] other circumstances which in our opinion are rationally related to the expected reduction in expenses.

    Any variations in the charge structure will be determined in a uniform manner, reflecting differences in costs of services and not unfairly discriminatory to policyholders.

PHOENIX AND THE ACCOUNT
--------------------------------------------------------------------------------

PHOENIX
    On June 25, 2001, Phoenix Home Life Mutual Insurance Company (a New York mutual life insurance company, originally chartered in Connecticut in 1851 and redomiciled to New York in 1992) converted to a stock life insurance company by "demutualizing" pursuant to a plan of reorganization approved by the New York Superintendent of Insurance and changed its name to Phoenix Life Insurance Company ("Phoenix"). As part of the demutualization, Phoenix became a wholly-owned subsidiary of The Phoenix Companies, Inc., a newly-formed, publicly-traded Delaware corporation. Our executive office is at One American Row, Hartford, Connecticut, 06102-5056 and our main administrative office is at 100 Bright Meadow Boulevard, Enfield, Connecticut 06083-1900. Our New York principal office is at 10 Krey Boulevard, East Greenbush, New York 12144. We sell life insurance policies and annuity contracts through producers of affiliated distribution companies and through brokers.

THE ACCOUNT
    The Account is a separate account of Phoenix established on June 17, 1985 and governed under the laws of New York. It is registered as a unit investment trust under the Investment Company Act of 1940 ("1940 Act") as amended, and it meets the definition of a "separate account" under the 1940 Act. Such registration does not involve supervision of the management of the Account or Phoenix by the SEC.

    The Account is divided into subaccounts, each of which is available for allocation of policy value. Each subaccount will invest solely in shares of a specific series of a mutual fund. In the future we may establish additional subaccounts, which will be made available to existing policyowners to the extent and on a basis decided by us. See "Investments of the Account--Participating Investment Funds."

    We do not guarantee the investment performance of the Account or any of its subaccounts. Contributions to the overall policy value allocated to the Account depend on the chosen fund's investment performance. Thus, you bear the full investment risk for all monies you invest in the Account.

    The Account is part of the general business of Phoenix, but the gains or losses of the Account belong solely to the Account. The gains or losses of any other business we may conduct does not affect the Account. Under New York law, the assets of the Account may not be taken to pay liabilities arising out of any other business we may conduct. Nevertheless, all obligations arising under the policy are general corporate obligations of Phoenix.

THE GUARANTEED INTEREST ACCOUNT
    In addition to the Account, you may allocate premiums or transfer values to the Guaranteed Interest Account ("GIA"). Amounts you allocate or transfer to the GIA become part of our general account assets. You do not share in the investment experience of those assets. Rather, we guarantee a minimum rate of return on the allocated amount, as provided under the terms of your product. Although we are not obligated to credit interest at a higher rate than the minimum, we will credit any excess interest as determined by us based on expected investment yield information.

    We reserve the right to limit total deposits to the GIA, including transfers, to no more than $250,000 during any one-week period per policy.

    You may make transfers into the GIA at any time. In general, you may make only one transfer per year from the GIA. The amount that can be transferred out is limited to the greater of $1,000 or 25% of the policy value in the GIA as of the date of the transfer. Also, the total value allocated to the GIA may be transferred out to one or more of the subaccounts over a consecutive 4-year period according to the following schedule:

[diamond] Year One:       25% of the total value

[diamond] Year Two:       33% of remaining value

[diamond] Year Three:     50% of remaining value

[diamond] Year Four:      100% of remaining value

    Transfers from the GIA may also be subject to other rules as described throughout this prospectus.

    Because of exemptive and exclusionary provisions, we have not registered interests in our general account under the Securities Act of 1933. Also, we have not registered our general account as an investment company under the Investment Company Act of 1940, as amended. Therefore, neither the general account nor any of its interests are subject to these Acts, and the Securities and Exchange Commission has not reviewed the general account disclosures. These disclosures may, however, be subject to certain provisions of the federal securities law regarding accuracy and completeness of statements made in this prospectus.


THE POLICY
--------------------------------------------------------------------------------

INTRODUCTION
    The policy is a flexible premium variable universal life insurance policy issued on the lives of two insureds. The policy has a death benefit, cash surrender value and loan privilege as does a traditional fixed benefit whole life policy. The policy differs from a fixed benefit whole life policy, however, because you can allocate your premium into one or more of several subaccounts of the Account or the Guaranteed Interest Account. Each subaccount, in turn, invests its assets exclusively in a portfolio of a Fund. The policy value varies according to the investment performance of the series to which premiums have been allocated.

ELIGIBLE PURCHASERS
    Any person between the ages of 18 and 85 is eligible to be insured under a newly purchased policy after providing suitable evidence of insurability. You can purchase a policy to insure the lives of 2 other individuals, provided that you have the insureds' consents and a legally recognized interest for insuring their lives. A policy could, for example, be purchased on the lives of spouses, family members, business partners.

FLEXIBLE PREMIUMS
    The issue premium required depends on a number of factors, such as:

[diamond] age;

[diamond] sex;

[diamond] rate class of proposed insured;

[diamond] desired face amount;

[diamond] supplemental benefit; and

[diamond] planned premiums.

    The minimum issue premium for a policy is generally 1/6 of the planned annual premium and is due on the policy date. Both insureds must be alive when the issue premium is paid, and it is due on the policy date. After the issue premium is paid, although premiums are flexible, the amount and frequency of planned annual premiums are as shown on the schedule page of the policy. You decide the amount of planned annual premium (within limits set by us) when you apply for the policy. The issue premium payment should be delivered to your registered representative for forwarding to our Underwriting Department. Additional payments should be sent to VPMO.

    Premium payments received by us will be reduced by a 2.25% charge for state premium tax and also reduced by a federal tax charge of 1.50%. The issue premium also will be reduced by the issue expense charge deducted in equal monthly installments over a 12-month period. Each installment will be taken from the subaccounts on a pro rata basis. Any unpaid balance of the issue expense charge will be paid to us upon policy lapse or termination.

    Premium payments received during a grace period will, after deduction of state and federal tax charges and any sales charge, be first used to fund any monthly deductions during the grace period. Any balance will be applied on the payment date to the various subaccounts and/or the Guaranteed Interest Account, based on the premium allocation schedule elected in the application for the policy or by your most recent instructions. See "Transfer of Policy Value--Non-Systematic Transfers and Changes in Payment Allocations."

    The number of units credited to a subaccount will be determined by dividing the amount of the net premium applied to that subaccount by the unit value of the subaccount on the payment date.

    You may increase or decrease the planned annual premium amount (within limits) or payment frequency at any time by written notice to VPMO. We reserve the right to limit increases to such maximums as we may establish and change from time to time. Additional premium payments may be made at any time. The minimum payment is $25 or, if made during a grace period, the payment must equal the amount needed to prevent lapse of the policy.

    The policy contains a total premium limit as shown on the schedule page. This limit is applied to the sum of all premiums paid under the policy. If the total premium limit is exceeded, you will receive the excess, with interest at an annual rate of not less than 4%, not later than 60 days after the end of the policy year in which the limit was exceeded. The policy value then will be adjusted to reflect the refund. To pay such refund, amounts taken from each subaccount and/or the Guaranteed Interest Account will be done in the same manner as for monthly deductions. You may submit different instructions in writing. The total premium limit may be exceeded if additional premium is needed to prevent lapse or if we subsequently determine that additional premium would be permitted by federal laws or regulations.

    You may authorize your bank to draw $25 or more monthly from your personal checking account to be allocated among the available subaccounts and/or the Guaranteed Interest Account. Your monthly payment will be invested according to your most recent instructions on file with VULA.

    Policies sold to officers, directors and employees of Phoenix (and their spouses and children) will be credited with an amount equal to the first-year commission that would apply on the amount of premium contributed. This option also is available to career agents of Phoenix (and their spouses and children).

ALLOCATION OF ISSUE PREMIUM AND POLICY VALUE
    We will generally allocate the issue premium (less applicable charges) to the Account and/or to the Guaranteed Interest Account upon receipt of a completed application, pursuant to the allocation instructions in the application for the policy. However, policies issued in certain states, and policies issued in certain states pursuant to applications which state the policy is intended to replace existing insurance, are issued with a Temporary Money Market Allocation Amendment. Under this amendment, we temporarily allocate the entire issue premium paid less applicable charges (along with any other premiums paid during the Free Look Period) to the Phoenix-Goodwin Money Market subaccount; and, at expiration of the Free Look Period, the policy value of the Phoenix-Goodwin Money Market subaccount is allocated pursuant to the application for insurance.

FREE LOOK PERIOD
    You have the right to review the policy. If you are not satisfied with it, you may cancel the policy:

[diamond] by mailing it to us within 10 days after you receive it (or longer in some states); or

[diamond] within 10 days after we mail or deliver a written notice telling you about your right to cancel; or

[diamond] within 45 days after completing the application,

whichever occurs latest.

    We treat a returned policy as if we never issued it and, except for policies issued with a Temporary Money Market Allocation Amendment, we will return the sum of the following as of the date we receive the returned policy: (1) the then current policy value less any unpaid loans and loan interest; plus (2) any monthly deductions, partial surrender fees and other charges made under the policy. For policies issued with the Temporary Money Market Amendment the amount returned will equal any premiums paid less any unrepaid loans and loan interest, and less any partial surrender amounts paid.

    We retain the right to decline to process an application within seven days of our receipt of the completed application for insurance. If we decline to process the application, we will return the premium paid. Even if we have approved the application for processing, we retain the right to decline to issue the policy. If we decline to issue the policy, we will refund to you the same amount as would have been refunded under the policy had it been issued but returned for refund during the Free Look Period.

TEMPORARY INSURANCE COVERAGE
    On the date the application for a policy is signed and submitted with the issue premium, we issue a Temporary Insurance Receipt to you. Under the Temporary Insurance Receipt, the insurance protection applied for (subject to the limits of liability and subject to the terms set forth in the policy and in the receipt) takes effect on the date of the application.

TRANSFER OF POLICY VALUE

SYSTEMATIC TRANSFER PROGRAM
    You may elect to transfer funds automatically among the subaccounts or the unloaned portion of the Guaranteed Interest Account on a monthly, quarterly, semiannual or annual basis under the Systematic Transfer Program for Dollar Cost Averaging ("Systematic Transfer Program"). Under this program, the minimum transfer amounts are:

[diamond] $25 monthly,

[diamond] $75 quarterly,

[diamond] $150 semiannually or

[diamond] $300 annually.

    You must have an initial value of $1,000 in the Guaranteed Interest Account or the subaccount from which funds will be transferred ("sending subaccount") and if the value in that Subaccount or the Guaranteed Interest Account drops below the amount to be transferred, the entire remaining balance will be transferred and all systematic transfers will stop. Values may be transferred from only one sending subaccount or the Guaranteed Interest Account, but may be allocated to more than one subaccount ("receiving subaccounts"). Under the Systematic Transfer Program, you may make more than one transfer per policy year from the Guaranteed Interest Account. These transfers must be in approximately equal amounts and made over a minimum 18-month period.

    Only one Systematic Transfer Program can be active at any time. After the completion of the Systematic Transfer Program, you can call VULA at 800/541-0171 to begin a new Systematic Transfer Program.

    All transfers under the Systematic Transfer Program will be made on the basis of the Guaranteed Interest Account and subaccount values on the first day of the month following our receipt of the transfer request. If the first day of the month falls on a holiday or weekend, then the transfer will be processed on the next business day.

NONSYSTEMATIC TRANSFERS
    Transfers among available subaccounts or the Guaranteed Interest Account and changes in premium payment allocations may be requested in writing or by calling 800/541-0171, between the hours of 8:30 a.m. and 4:00 p.m. Eastern Time. Written requests for transfers will be executed on the date the request is received at VPMO. Telephone transfers will be effective on the date the request is made except as noted below. Unless you elect in writing not to authorize telephone transfers or premium allocation changes, telephone transfer orders and premium allocation changes will be accepted on your behalf from your registered representative. Phoenix and Phoenix Equity Planning Corporation ("PEPCO"), the national distributor for Phoenix, will employ reasonable procedures to confirm that telephone instructions are genuine. They will require verification of account information and will record telephone instructions on tape. All telephone transfers will be confirmed in writing to you. To the extent that Phoenix and PEPCO fail to follow procedures reasonably designed to prevent unauthorized transfers, Phoenix and PEPCO may be liable for following telephone instructions for transfers that prove to be fraudulent. However, you will bear the risk of loss resulting from instructions entered by an unauthorized third party that Phoenix and PEPCO reasonably believe to be genuine. The telephone transfer and allocation change privileges may be modified or terminated at any time. During times of extreme market volatility these privileges may be difficult to exercise. In such cases, you should submit a written request.

    Although currently there is no charge for transfers, in the future, we may charge a fee of $10 for each transfer after the first two transfers in a policy year. Transfers under the Systematic Transfer Program do not count against these limitations.

    We reserve the right to refuse to transfer amounts less than $500 unless

[diamond] the entire balance in the subaccount or the Guaranteed Interest
          Account is being transferred or

[diamond] the transfer is part of the Systematic Transfer Program.

    We also reserve the right to prohibit a transfer to any subaccount if the resulting value of your investment in that subaccount would be less than $500. We further reserve the right to require that the entire balance of a subaccount or the Guaranteed Interest Account be transferred if the value of your investment in that subaccount would, immediately after the transfer, be less than $500.


    You may make only one transfer per policy year from the unloaned portion of the Guaranteed Interest Account unless (1) the transfer(s) are made as part of a Systematic Transfer Program, or (2) we agree to make an exception to this rule. The amount you may transfer cannot exceed the greater of $1,000 or 25% of the value of the unloaned portion of the Guaranteed Interest Account at the time of the transfer.


    A nonsystematic transfer from the unloaned portion of the Guaranteed Interest Account will be processed on the day such request is received by VPMO.

    Transfers into the Guaranteed Interest Account and among the subaccounts may be made anytime. We reserve the right to limit the number of subaccounts you may invest in to a total of 18 at any one time or over the life of the policy. We may limit you to fewer than 18 if we are required to do so by any federal or state law.

    Because excessive exchanges between subaccounts can adversely affect fund performance, we reserve the right to temporarily or even permanently terminate exchange privileges or reject any specific exchange order from anyone whose transactions appear to us to follow a timing pattern, including those who request more than one exchange out of a subaccount within any 30-day period. We will not accept batched transfer instructions from registered representatives (acting under powers of attorney for multiple policyowners), unless the registered representative's broker-dealer firm and Phoenix have entered into a third-party transfer service agreement.

    If a policy has been issued with a Temporary Money Market Allocation Amendment, no transfers may be made until the end of the Free Look Period.

DETERMINATION OF SUBACCOUNT VALUES
    We establish the unit value of each subaccount on the first valuation date of that Subaccount. The unit value of a subaccount on any other valuation date is determined by multiplying the unit value of that subaccount on the just prior valuation date by the net investment factor for that subaccount for the then current valuation period. The unit value of each subaccount on a day other than a valuation date is the unit value on the next valuation date. Unit values are carried to 6 decimal places. The unit value of each subaccount on a valuation date is determined at the end of that day.

    The net investment factor for each subaccount is determined by the investment performance of the assets held by the subaccount during the valuation period. Each valuation will follow applicable law and accepted procedures. The net investment factor is determined by the formula:

    (A) + (B) - (D) where:
    ---------
       (C)

  (A)= The value of the assets in the subaccount on the current valuation date, including accrued net investment income and realized and unrealized capital gains and losses, but excluding the net value of any transactions during the current valuation period.

  (B)= The amount of any dividend (or, if applicable, any capital gain distribution) received by the subaccount if the "ex-dividend" date for shares of the fund occurs during the current valuation period.

  (C)= The value of the assets in the subaccount as of the just prior valuation date, including accrued net investment income and realized and unrealized capital gains and losses, and including the net amount of any deposits and withdrawals made during the valuation period ending on that date.

  (D)= The sum of the following daily charges multiplied by the number of days in the current valuation period:

        1. The mortality and expense risk charge; and

        2. The charge, if any, for taxes and reserves for taxes on investment income, and realized and unrealized capital gains.

DEATH BENEFITS

GENERAL
    The death benefit under Option 1 equals the policy's face amount on the date of the death of the last surviving Insured or, if greater, the minimum death benefit on that date.

    Under Option 2, the death benefit equals the policy's face amount on the date of the death of the last surviving insured plus the policy value or, if greater, the minimum death benefit on that date.

    Under either option, the minimum death benefit is the policy value on the date of death of the last surviving insured increased by a percentage determined from a table contained in the policy. This percentage will be based on the insured's attained age at the beginning of the policy year in which the death occurs. If no option is elected, Option 1 will apply.

GUARANTEED DEATH BENEFIT OPTION
    A Guaranteed Death Benefit Rider is available. Under this policy rider, if you pay the required premium each year as specified in the rider, the death benefit selected will be guaranteed for a certain specified number of years, regardless of the investment performance of the policy, and will equal either the initial face amount or the face amount as later changed by decreases. To keep this guaranteed death benefit in force; there may be limitations on the amount of partial surrenders or decreases in face amount permitted.

    After the first 10 policy years, there will be a monthly charge equal to $0.01 per $1,000 of face amount for policies issued with a Guaranteed Death Benefit Rider.

PARTIAL SURRENDER AND DECREASES IN FACE AMOUNT: EFFECT ON DEATH BENEFIT
    A partial surrender or a decrease in face amount generally decreases the death benefit. Upon a decrease in face amount or partial surrender, a partial surrender charge will be deducted from policy value based on the amount of the decrease or partial surrender. If the change is a decrease in face amount, the death benefit under a policy would be reduced on the next monthly calculation day. If the change is a partial surrender, the death benefit under a policy would be reduced immediately. A decrease in the death benefit may have certain tax consequences. See "Federal Income Tax Considerations."

REQUESTS FOR DECREASE IN FACE AMOUNT
    You may request a decrease in face amount at any time after the first policy year. Unless we agree otherwise, the decrease must be at least $25,000 and the face amount remaining after the decrease must be at least $250,000. All face amount decrease requests must be in writing and will be effective on the first monthly calculation day following the date we approve the request. A partial surrender charge will be deducted from the policy value based on the amount of the decrease. The charge will equal the applicable surrender charge that would apply to a full surrender multiplied by a fraction. The fraction is equal to the decrease in face amount divided by the face amount of the policy before the decrease.

SURRENDERS

GENERAL
    At any time during the lifetime of the insureds and while the policy is in force, you may partially or fully surrender the policy by sending to VPMO a written release and surrender in a form satisfactory to us. We may also require you to send the policy to us. The amount available for surrender is the cash surrender value at the end of the valuation period during which the surrender request is received at VPMO.

    Upon partial or full surrender, we generally will pay to you the amount surrendered within 7 days after we receive the written request for the surrender. Under certain circumstances, the surrender payment may be postponed. See "General Provisions--Postponement of Payments." For the federal tax effects of partial and full surrenders, see "Federal Income Tax Considerations."

FULL SURRENDERS
    If the policy is being fully surrendered, the policy itself must be returned to us at VPMO, along with the written release and surrender of all claims in a form satisfactory to us. You may elect to have the amount paid in a lump sum or under a payment option. See "Conditional Charges--Surrender Charge" and "Payment Options."

PARTIAL SURRENDERS
    You may obtain a partial surrender of the policy by requesting that part of the policy's cash surrender value be paid. You may do this at any time during the lifetime of the insureds while the policy is in force with a written request to VPMO. We may require that the policy be returned before payment is made. A partial surrender will be effective on the date the written request is received or, if required, the date the policy is received by us. Surrender proceeds may be applied under any of the payment options described under "Payment of Proceeds--Payment Options."

    We reserve the right not to allow partial surrenders of less than $500. In addition, if the share of the policy value in any subaccount or in the Guaranteed Interest Account that would be reduced as a result of a partial surrender and would be less than $500, we may require the entire remaining balance in that subaccount or the Guaranteed Interest Account be surrendered.

    Upon a partial surrender, the policy value will be reduced by the sum of the following:

[diamond] THE PARTIAL SURRENDER AMOUNT PAID. This amount comes from a reduction in the policy's share in the value of each subaccount and/or the Guaranteed Interest Account based on the allocation requested at the time of the partial surrender. If no allocation request is made, the withdrawals from each subaccount will be made in the same manner as that provided for monthly deductions.

[diamond] THE PARTIAL SURRENDER FEE. This fee is the lesser of $25 or 2% of the partial surrender amount paid. The assessment to each subaccount and/or the Guaranteed Interest Account will be made in the same manner as provided for the partial surrender amount paid.

[diamond] A PARTIAL SURRENDER CHARGE. This charge is equal to a pro rata portion of the applicable surrender charge that would apply to a full surrender, determined by multiplying the applicable surrender charge by a fraction (equal to the partial surrender amount payable divided by the result of subtracting the applicable surrender charge from the policy value). This amount is assessed against the subaccount and/or the Guaranteed Interest Account in the same manner as provided for the partial surrender amount paid.

    The cash surrender value will be reduced by the partial surrender amount paid plus the partial surrender fee. The face amount of the policy will be reduced by the same amount as the policy value is reduced as described above.

POLICY LOANS
    Generally, while the policy is in force, a loan may be taken against the policy up to the available loan value. The loan value on any day is 90% of the policy value reduced by an amount equal to the surrender charge. The available loan value is the loan value on the current day less any outstanding policy loans.

    The amount of any loan will be added to the loaned portion of the Guaranteed Interest Account and subtracted from the policy's share of the subaccounts and/or the unloaned portion of the Guaranteed Interest Account, based on the allocation requested at the time of the loan. The total reduction will equal the amount added to the loaned portion of the Guaranteed Interest Account. Allocations generally must be expressed in terms of whole percentages. If no allocation request is made, the amount subtracted from the share of each subaccount or the unloaned portion of the Guaranteed Interest Account will be determined in the same manner as provided for monthly deductions. Interest will be credited and the loaned portion of the Guaranteed Interest Account will increase at an effective annual rate of 2% (4% in New York only), compounded daily and payable in arrears. At the end of each policy year and at the time of any loan repayment, interest credited to the loaned portion of the Guaranteed Interest Account will be transferred to the unloaned portion of the Guaranteed Interest Account.

    Loans may be repaid at any time during the lifetime of the insureds while the policy is in force. Any loan repayment received by us during a grace period will be reduced to pay any overdue monthly deductions and only the balance will be applied to reduce the loan. Such balance will first be used to pay any outstanding accrued loan interest, and then will be applied to reduce the loaned portion of the Guaranteed Interest Account. The unloaned portion of the Guaranteed Interest Account will be increased by the same amount the loaned portion is decreased. If the amount of a loan repayment exceeds the remaining loan balance and accrued interest, the excess will be allocated among the subaccounts as you may request at the time of the repayment and, if no allocation request is made, according to the most recent premium allocation schedule on file.

    Payments we receive for the policy will be applied directly to reduce outstanding loans, unless specified as a premium payment by you. Until the loan is fully repaid, additional loan repayments may be made at any time during the lifetime of the insureds while the policy is in force.

    Failure to repay a policy loan or to pay loan interest will not terminate the policy unless the policy value becomes insufficient to maintain the policy in force.

    The proceeds of policy loans may be subject to federal income tax. See "Federal Income Tax Considerations."

    In the future, Phoenix may not allow policy loans of less than $500, unless such loan is used to pay a premium on another Phoenix policy.

    You will pay interest on the loan at an effective annual rate, compounded daily and payable in arrears. The loan interest rates in effect are as follows:

FOR POLICIES ISSUED IN MOST STATES EXCEPT NEW YORK
---------------------------------------------------
Policy Years 1-10:                   4%
Policy Years 11-15:                  3%
Policy Years 16 and thereafter:  2 1/2%

FOR POLICIES ISSUED IN NEW YORK ONLY
------------------------------------
Policy Years 1-10:                   6%
Policy Years 11-15:                  5%
Policy Years 16 and thereafter:     4 1/2%

    At the end of each policy year, any interest due on the loan will be treated as a new loan and will be offset by a transfer from your Subaccounts and/or the unloaned portion of the Guaranteed Interest Account to the loaned portion of the Guaranteed Interest Account.

    A policy loan, whether or not repaid, has a permanent effect on the policy value because the investment results of the subaccounts and/or unloaned portion of the Guaranteed Interest Account will apply only to the amount remaining in the subaccounts or the unloaned portion of the Guaranteed Interest Account. The longer a loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. If the subaccounts or the unloaned portion of the Guaranteed Interest Account earn more than the annual interest rate for funds held in the loaned portion of the Guaranteed Interest Account, the policy value does not increase as rapidly as it would have had no loan been made. If the subaccounts or the Guaranteed Interest Account earn less than the annual interest rate for funds held in the loaned portion of the Guaranteed Interest Account, the policy value is greater than it would have been had no loan been made. A policy loan, whether or not repaid, also has a similar effect on the policy's death benefit due to any resulting differences in cash surrender value.

LAPSE
    Unlike conventional life insurance policies, the payment of the issue premium, no matter how large, or the payment of additional premiums will not necessarily continue the policy in force to its Maturity Date.

    If on any monthly calculation day during the first five policy years, the policy value is insufficient to cover the monthly deduction, a grace period of 61 days will be allowed for the payment of an amount equal to 3 times the required monthly deduction. If on any monthly calculation day during any subsequent policy year, the cash surrender value (which should have become positive) is less than the required monthly deduction, a grace period of 61 days will be allowed for the payment of an amount equal to 3 times the required monthly deduction. During the first 5 policy years or until the cash surrender value becomes positive for the first time, the policy will not lapse as long as all premiums planned at issue have been paid.

    During the grace period, the policy will continue in force but subaccount transfers, loans, partial or full surrenders will not be permitted. Failure to pay the additional amount within the grace period will result in lapse of the policy, but not before 30 days after we have mailed written notice to you. If we receive a premium payment for the additional amount during the grace period, any amount of premium over what is required to prevent lapse will be allocated among the subaccounts and/or to the Guaranteed Interest Account according to the then current premium allocation schedule. In determining the amount of "excess" premium to be applied to the subaccounts and/or the Guaranteed Interest Account, we will deduct the premium tax and the amount needed to cover any monthly deductions made during the grace period. If the last surviving insured dies during the grace period, the death benefit will equal the amount of the death benefit immediately prior to the commencement of the grace period.

ADDITIONAL INSURANCE OPTIONS
    While the policy is in force, you will have the option to purchase additional insurance on the same insureds with the same guaranteed rates as the policy without being assessed an issue expense charge. We will require evidence of insurability and charges will be adjusted for the insured's new attained age and any change in risk classification.

ADDITIONAL RIDER BENEFITS
    You may elect additional benefits under a policy. These benefits are cancelable by you at any time. A charge may be deducted monthly from the policy value for each additional rider benefit chosen. More details will be included in the form of a rider to the policy if any of these benefits is chosen. The following benefits are currently available (if approved in your state). Additional riders may be available as described in the policy.

[diamond] Disability Benefit Rider. This rider is available for one or both insureds. On disability of a covered insured before age 65, monthly deductions will be waived and an additional specified amount (if any) will be credited, as long as he/she remains disabled (but not for more than the longer of one year or to age 65, if disability commenced after age 60).

          The rider terminates at the insured's attained age 65. However, benefits will continue to be paid for the covered insured's lifetime if he or she has been continuously disabled under the terms of the rider from attained age 60 to age 65.

[diamond] Four-Year Survivorship Term. This rider provides a level death benefit on the second death if both insureds die within four years of policy issue. This rider is not convertible into any other policy or coverage.

          The rider face amount will be up to 125% of the policy's initial face amount.

[diamond] Policy Split Option Rider. This rider provides for the exchange of the policy into two single life policies. At the time of the exchange, the policy can be split by any percentage subject to minimum requirements of the single life policies. There is no charge for this rider, but you must show satisfactory evidence of insurability.

[diamond] Conditional Exchange Option Rider. This rider provides for the exchange of the policy for two new single policies, without evidence of insurability, for either of the following events:

          1. the divorce of the insureds, or

          2. major change in the federal estate tax law.

          Both insureds must be alive on the date of exchange and there must continue to be insurable interest.

[diamond] Guaranteed Death Benefit Rider. This rider guarantees the face amount of coverage even if the policy value is insufficient to cover the monthly deduction.

          For the first 10 policy years, the monthly guarantee premium is 1/12 of the target annual premium. For policy year 11 and thereafter, the monthly guarantee premium is 1/12 of the guideline level premium (as defined in Internal Revenue Code Section 7702).

          The rider will remain in effect if one of three conditions is met monthly. Otherwise, the rider will lapse and the underlying policy will continue without the rider benefits or charges. The three conditions are:

          1. Total Cumulative Premium Test - the total premium paid less the sum of all surrender amounts is not less than the cumulative sum of all monthly guarantee premiums since policy issue.

          2. Tabular Account Value Test - the policy's cash surrender value is not less than the policy's tabular account value (as listed on policy's schedule pages) on the policy anniversary on or immediately preceding the monthly calculation day.

          3. Annual Premium Test - the total premium paid during the policy year, less surrenders, is not less than the sum of all monthly guarantee premiums applicable each month since the policy year began.

[diamond] Conversion to Universal Life Rider. This rider permits you to convert from a variable universal life policy to a fixed universal life policy by transferring all cash value to the Non-Transferable General Account ("NTGA"). You may make this election on or after the 15th policy anniversary. There is no charge for this rider.

[diamond] Age 100+ Rider. This rider maintains the full death benefit under the policy after the younger insured's age

          100, as long as the cash surrender value is greater than zero. There is no charge for this rider.

[diamond] LifePlan Options Rider. At specified 5th, 10th and 15th year policy anniversaries, subject to various limitations as set forth in the rider, the following favorable policy options may be exercised or elected:

          1. An option to increase the total face amount of the policy by up to $1,000,000 without a medical exam requirement, while other traditional underwriting rules will still apply.

          2. An option to reduce the base policy face amount up to 50% without incurring a partial surrender charge.

          3. An option to exchange the policy for an annuity without incurring a surrender charge. This option is not available until the 10th policy anniversary.

          4. An option to split the policy into single-life policies without incurring a surrender charge and without a medical exam requirement, while other traditional underwriting rules will still apply.

[diamond] Estate Term Rider. This rider provides annually renewable term insurance coverage to age 100 of the younger of the two Insureds. The rider has a target face amount that can be increased under death benefit Option 1. Four increase options are available:

1. Premiums Paid Increases - provides a monthly increase equal to the premiums paid for the previous policy month.

          2. Percentage Increase - allows the total death benefit to increase each year by a whole percentage up to 5%.

          3. Dollar Increase - allows the total death benefit to increase each year by an annually fixed dollar amount.

          4. Varying Schedule Increases - provides a schedule of varying amounts to increase the total death benefit up to 10% each year.

     Cost of insurance charges apply to the rider.


INVESTMENTS OF THE ACCOUNT
--------------------------------------------------------------------------------

PARTICIPATING INVESTMENT FUNDS

THE PHOENIX EDGE SERIES FUND
The following subaccounts invest in corresponding series of The Phoenix Edge Series Fund:

PHOENIX-ABERDEEN INTERNATIONAL SERIES: The investment objective of the series is to seek a high total return consistent with reasonable risk.

PHOENIX-ABERDEEN NEW ASIA SERIES: The series seeks long-term capital appreciation.

PHOENIX-AIM MID-CAP EQUITY SERIES: The investment objective of the series is to seek long-term growth of capital.


PHOENIX-ALLIANCE/BERNSTEIN GROWTH + VALUE SERIES: The investment objective of the series is long-term capital growth.


PHOENIX-DEUTSCHE DOW 30 SERIES: The series seeks to track the total return of the Dow Jones Industrial Average(SM) before fund expenses.


PHOENIX-DEUTSCHE NASDAQ-100 INDEX(R) SERIES: This non-diversified series seeks to track the total return of the Nasdaq-100 Index(R) before fund expenses.


PHOENIX-DUFF & PHELPS REAL ESTATE SECURITIES SERIES: The investment objective of the series is to seek capital appreciation and income with approximately equal emphasis.

PHOENIX-ENGEMANN CAPITAL GROWTH SERIES: The investment objective of the series is to achieve intermediate and long-term growth of capital, with income as a secondary consideration.


PHOENIX-ENGEMANN SMALL & MID-CAP GROWTH SERIES: The series seeks to achieve its objective of long-term growth of capital.

PHOENIX-FEDERATED U.S. GOVERNMENT BOND SERIES: The series seeks to maximize total return. As of February 16, 2001, this series is closed to new investors. Existing investors may continue to allocate payments to this series or any other series offered.


PHOENIX-GOODWIN MONEY MARKET SERIES: The investment objective of the series is to provide maximum current income consistent with capital preservation and liquidity.

PHOENIX-GOODWIN MULTI-SECTOR FIXED INCOME SERIES: The series seeks long-term total return.


PHOENIX-HOLLISTER VALUE EQUITY SERIES: The primary investment objective of the series is long-term capital appreciation and a secondary investment objective of current income.

PHOENIX-J.P. MORGAN RESEARCH ENHANCED INDEX SERIES: The investment objective of the series is to seek high total return.

PHOENIX-JANUS FLEXIBLE INCOME SERIES: The investment objective of the series is to seek to obtain maximum total return, consistent with preservation of capital.


PHOENIX-JANUS GROWTH SERIES: The investment objective of the series is to seek long-term growth of capital, in a manner consistent with the preservation of capital.

PHOENIX-MFS INVESTORS GROWTH STOCK SERIES: The series seeks long-term growth of capital and future income rather than current income.

PHOENIX-MFS INVESTORS TRUST SERIES: The series seeks long-term growth of capital and secondarily to provide reasonable current income.

PHOENIX-MFS VALUE SERIES: The series seeks capital appreciation and reasonable income.


PHOENIX-OAKHURST GROWTH AND INCOME SERIES: The investment objective of the series is to seek dividend growth, current income and capital appreciation.


PHOENIX-OAKHURST STRATEGIC ALLOCATION SERIES: The investment objective of the series is to realize as high a level of total return over an extended period of time as is considered consistent with prudent investment risk.


PHOENIX-SANFORD BERNSTEIN GLOBAL VALUE SERIES: The series seeks long-term capital appreciation.


PHOENIX-SANFORD BERNSTEIN MID-CAP VALUE SERIES: The primary investment objective of the series is to seek long-term capital appreciation, with current income as the secondary investment objective.


PHOENIX-SANFORD BERNSTEIN SMALL-CAP VALUE SERIES: The series seeks long-term capital appreciation.

PHOENIX-SENECA MID-CAP GROWTH SERIES: The investment objective of the series is to seek capital appreciation.

PHOENIX-SENECA STRATEGIC THEME SERIES: The investment objective of the series is to seek long-term appreciation of capital.

PHOENIX-VAN KAMPEN FOCUS EQUITY SERIES: The investment objective of the series is to seek capital appreciation.


AIM VARIABLE INSURANCE FUNDS
The following subaccounts invest in a corresponding fund of the AIM Variable Insurance Funds:


AIM V.I. CAPITAL APPRECIATION FUND: The investment objective of the fund is growth of capital.

AIM V.I. PREMIER EQUITY FUND: The investment objective is to achieve long-term growth of capital with income as a secondary investment objective.


THE ALGER AMERICAN FUND
The following subaccount invests in the corresponding portfolio of The Alger American Fund:

ALGER AMERICAN LEVERAGED ALLCAP PORTFOLIO: The investment objective of the portfolio is long-term capital appreciation.


FEDERATED INSURANCE SERIES
The following subaccounts invest in a corresponding fund of the Federated Insurance Series:

FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES II: The investment objective of the fund is to seek current income.

FEDERATED HIGH INCOME BOND FUND II: The investment objective of the fund is to seek high current income.


FIDELITY(R) VARIABLE INSURANCE PRODUCTS
The following subaccounts invest in corresponding portfolios of the Fidelity(R) Variable Insurance Products:

VIP CONTRAFUND(R) PORTFOLIO: The investment objective of the portfolio is to seek long-term capital appreciation.

VIP GROWTH OPPORTUNITIES PORTFOLIO: The investment objective of the portfolio is to seek to provide capital growth.

VIP GROWTH PORTFOLIO: The investment objective of the portfolio is to seek to achieve long-term capital appreciation.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
The following subaccounts invest in Class 2 shares of the corresponding funds of the Franklin Templeton Variable Insurance Products Trust:

MUTUAL SHARES SECURITIES FUND: The primary investment objective of the fund is capital appreciation with income as a secondary objective.

TEMPLETON DEVELOPING MARKETS SECURITIES FUND: The investment objective of the fund is long-term capital appreciation. As of October 29, 2001, this fund is closed to new investors. Existing investors may continue to allocate payments to this fund or to any other funds offered.


TEMPLETON FOREIGN SECURITIES FUND: The investment objective of the fund is long-term capital growth.

TEMPLETON GLOBAL ASSET ALLOCATION FUND: The investment objective of the fund is a high level of total return. As of October 29, 2001, this fund is closed to new investors. Existing investors may continue to allocate payments to this fund or to any other funds offered.


TEMPLETON GROWTH SECURITIES FUND: The investment objective of the fund is long-term capital growth.


SCUDDER VIT FUNDS
The following subaccounts invest in a corresponding fund of Scudder VIT Funds:

SCUDDER VIT EAFE(R) EQUITY INDEX FUND: The fund seeks to match the performance of the Morgan Stanley Capital International EAFE(R) Index.

SCUDDER VIT EQUITY 500 INDEX FUND: The fund seeks to replicate as closely as possible, the performance of the Standard & Poor's 500 Composite Stock Price Index.


THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
The following subaccount invests in a corresponding portfolio of The Universal Institutional Funds, Inc.:


TECHNOLOGY PORTFOLIO: The investment objective of the portfolio is to seek long-term capital appreciation.


WANGER ADVISORS TRUST
The following subaccounts invest in corresponding series of the Wanger Advisors
Trust:

WANGER FOREIGN FORTY: The investment objective of the series is to seek long-term capital growth.

WANGER INTERNATIONAL SMALL CAP: The investment objective of the series is to seek long-term capital growth.

WANGER TWENTY: The investment objective of the series is to seek long-term capital growth.


WANGER U.S. SMALLER COMPANIES: The investment objective of the series is to seek long-term capital growth.


    Each series will be subject to market fluctuations and the risks that come with the ownership of any security, and there can be no assurance that any series will achieve its stated investment objective.

    Each fund's prospectus contains important additional information, which you should read carefully before investing. Contact VULA at the address and telephone number on page 1 to obtain copies of the funds' prospectuses.

    In addition to being sold to the Account, shares of the funds also may be sold to other separate accounts of Phoenix or its affiliates or to the separate accounts of other insurance companies.


    It is possible that in the future it may be disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the fund(s) simultaneously. Although neither we nor the fund(s) trustees currently foresee any such disadvantages either to variable life insurance policyowners or to variable annuity contract owners, the funds' trustees intend to monitor events in order to identify any irreconcilable material conflicts between variable life insurance policyowners and variable annuity contract owners and to determine what action, if any, should be taken in response to such conflicts. Material conflicts could, for example, result from
(1) changes in state insurance laws, (2) changes in federal income tax laws, (3) an administrative or judicial decision, (4) changes in the investment management of any portfolio of the fund(s), (5) differences in voting instructions between those given by variable life insurance policyowners and those given by variable annuity contract owners, or (6) a Phoenix decision to disregard policy holders' or contract owners' voting instructions. We will, at our own expense, remedy such material conflicts, including, if necessary, segregating the assets underlying the variable life insurance policies and the variable annuity contracts and establishing a new registered investment company.


INVESTMENT ADVISORS

    The following are the investment advisors and subadvisors for the variable investment options:

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PHOENIX INVESTMENT COUNSEL, INC. ("PIC")
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Phoenix-Aberdeen International Series
Phoenix-Engemann Capital Growth Series
Phoenix-Engemann Small & Mid-Cap Growth Series
Phoenix-Goodwin Money Market Series
Phoenix-Goodwin Multi-Sector Fixed Income Series
Phoenix-Hollister Value Equity Series
Phoenix-Oakhurst Growth and Income Series
Phoenix-Oakhurst Strategic Allocation Series
Phoenix-Seneca Mid-Cap Growth Series
Phoenix-Seneca Strategic Theme Series

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PIC SUBADVISORS
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Roger Engemann & Associates, Inc. ("Engemann")

o    Phoenix-Engemann Capital Growth Series
o    Phoenix-Engemann Small & Mid-Cap Growth Series

Seneca Capital Management, LLC ("Seneca")

o    Phoenix-Seneca Mid-Cap Growth Series
o    Phoenix-Seneca Strategic Theme Series

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PHOENIX VARIABLE ADVISORS, INC. ("PVA")
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Phoenix-AIM Mid-Cap Equity Series
Phoenix-Alliance/Bernstein Growth + Value Series
Phoenix-Deutsche Dow 30 Series
Phoenix-Deutsche Nasdaq-100 Index(R) Series
Phoenix-Federated U.S. Government Bond Series
Phoenix-J.P. Morgan Research Enhanced Index Series
Phoenix-Janus Flexible Income Series
Phoenix-Janus Growth Series
Phoenix-MFS Investors Growth Stock Series
Phoenix-MFS Investors Trust Series
Phoenix-MFS Value Series
Phoenix-Sanford Bernstein Global Value Series
Phoenix-Sanford Bernstein Mid-Cap Value Series
Phoenix-Sanford Bernstein Small-Cap Value Series
Phoenix-Van Kampen Focus Equity Series

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PVA SUBADVISORS
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AIM Capital Management, Inc.
o    Phoenix-AIM Mid-Cap Equity Series
Alliance Capital Management, L.P.
o    Phoenix-Alliance/Bernstein Growth + Value Series
o    Phoenix-Sanford Bernstein Global Value Series
o    Phoenix-Sanford Bernstein Mid-Cap Value Series
o    Phoenix-Sanford Bernstein Small-Cap Value Series
Deutsche Asset Management
o    Phoenix-Deutsche Dow 30 Series
o    Phoenix-Deutsche Nasdaq-100 Index(R) Series
Federated Investment Management Company
o    Phoenix-Federated U.S. Government Bond Series
J.P. Morgan Investment Management, Inc.
o    Phoenix-J.P. Morgan Research Enhanced Index Series
Janus Capital Corporation
o    Phoenix-Janus Flexible Income Series
o    Phoenix-Janus Growth Series

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PVA SUBADVISORS
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MFS Investment Management
o    Phoenix-MFS Investors Growth Stock Series
o    Phoenix-MFS Investors Trust Series
o    Phoenix-MFS Value Series
Morgan Stanley Asset Management
o    Phoenix-Van Kampen Focus Equity Series

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DUFF & PHELPS INVESTMENT MANAGEMENT CO. ("DPIM")

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Phoenix-Duff & Phelps Real Estate Securities Series

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PHOENIX-ABERDEEN INTERNATIONAL ADVISORS, LLC  ("PAIA")
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Phoenix-Aberdeen New Asia Series

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PAIA SUBADVISORS
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PIC

Aberdeen Fund Managers, Inc.
o   Phoenix-Aberdeen New Asia Series

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    Based on subadvisory agreements with the fund, PIC and PVA as investment advisors delegate certain investment decisions and research functions to subadvisors.

    PIC, DPIM and Engemann are indirect, wholly-owned subsidiaries of Phoenix Investment Partners, Ltd. ("PXP"). Seneca is a partially-owned subsidiary of PXP. PXP is an indirect, wholly-owned subsidiary of The Phoenix Companies, Inc., and is an affiliate of Phoenix and PHL Variable. PAIA is jointly owned and managed by PM Holdings, Inc., a wholly-owned subsidiary of Phoenix, and by Aberdeen Fund Managers, Inc.

    PVA is a wholly-owned subsidiary of PM Holdings, Inc.

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OTHER ADVISORS
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AIM Advisors, Inc.
o   AIM V.I. Capital Appreciation Fund

o   AIM V.I. Premier Equity Fund

Fred Alger Management, Inc.
o   Alger American Leveraged AllCap Portfolio
Deutsche Asset Management

o    Scudder VIT EAFE(R) Equity Index Fund
o    Scudder VIT Equity 500 Index Fund

Federated Investment Management Company
o    Federated Fund for U.S. Government Securities II
o    Federated High Income Bond Fund II
Fidelity Management and Research Company
o    VIP Contrafund(R) Portfolio
o    VIP Growth Opportunities Portfolio
o    VIP Growth Portfolio
Franklin Mutual Advisers, LLC
o    Mutual Shares Securities Fund
Morgan Stanley Asset Management
o    Technology Portfolio
Templeton Asset Management, Ltd.
o    Templeton Developing Markets Securities Fund
Templeton Global Advisors Limited
o    Templeton Growth Securities Fund
Templeton Investment Counsel, Inc.
o    Templeton Foreign Securities Fund
o    Templeton Global Asset Allocation Fund
Wanger Asset Management, L.P.
o    Wanger Foreign Forty
o    Wanger International Small Cap
o    Wanger Twenty
o    Wanger U.S. Smaller Companies
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SERVICES OF THE ADVISORS
    The advisors continually furnish an investment program for each series and manage the investment and reinvestment of the assets of each series subject at all times to the authority and supervision of the Trustees. A detailed discussion of the investment advisors and subadvisors, and the investment advisory and subadvisory agreements, is contained in the funds' prospectuses.

REINVESTMENT AND REDEMPTION
    All dividend distributions of a fund are automatically reinvested in shares of the fund at net asset value on the date of distribution. All capital gains distributions of a fund, if any, are likewise reinvested at the net asset value on the record date. Phoenix redeems fund shares at their net asset value to the extent necessary to make payments under the policy.

SUBSTITUTION OF INVESTMENTS
    We reserve the right to make additions to, deletions from, or substitutions for the investments held by the Account, subject to compliance with the law as currently applicable or as subsequently changed.

    In the future, we may establish additional subaccounts within the Account, each of which will invest in shares of a designated portfolio of a fund with a specified investment objective. If and when marketing needs and investment conditions warrant, and at our discretion, we may establish additional portfolios. These will be made available under existing policies to the extent and on a basis determined by us.

    If the shares of any of the portfolios of the fund should no longer be available for investment, or if in the judgment of Phoenix's management further investment in shares of any of the portfolios becomes inappropriate in view of the objectives of the policy, then Phoenix may substitute shares of another fund for shares already purchased, or to be purchased in the future. No substitution of fund shares held by the Account may take place without prior approval of the SEC and prior notice to you. In the event of a substitution, you will be given the option of transferring the policy value of the subaccount in which the substitution is to occur to another subaccount without penalty.

CHARGES AND DEDUCTIONS
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GENERAL
    Charges are deducted in connection with the policy to compensate us for:

[diamond] our expenses in selling the policy;

[diamond] underwriting and issuing the policy;

[diamond] premium and federal taxes incurred on premiums received;

[diamond] providing the insurance benefits set forth in the policy; and

[diamond] assuming certain risks in connection with the policy.

    The nature and amount of these charges are more fully described in sections below.

    When we issue policies under group or sponsored arrangements, we may reduce or eliminate one or more of:

[diamond] sales charge,

[diamond] issue expense charge,

[diamond] administrative charge, and

[diamond] surrender charge.

    Sales to a group or through sponsored arrangement often result in lower per policy costs and often involve a greater stability of premiums paid into the policies. Under such circumstances Phoenix tries to pass these savings onto the purchasers. The amount of reduction will be determined on a case-by-case basis and will reflect the cost reduction we expect as a result of these group or sponsored sales.

    Certain charges are deducted only once, others are deducted periodically, while certain others are deducted only if certain events occur.

CHARGES DEDUCTED ONCE

SALES CHARGE
    To help reimburse ourselves for a variety of expenses incurred in selling the policy (e.g., commissions, advertising, printing) we impose a sales charge on premiums paid on the policy.

    The sales charge is assessed according to the following schedule:

[diamond] Policy Year 1:                   20% of premiums paid
                                           up to the first TAP

                                           5% of premiums in
                                           excess of the TAP

[diamond] Policy Years 2-10:               5% of premium

[diamond] Policy Years 11 and over:        0% of premium

    The TAP is established at the time the policy is issued and is the greater of: (a) the level premium required to mature the policy, computed at an interest rate of 6.5% and assuming current mortality and expenses; and (b) $1,200. The sales charge does not fully cover our total sales expenses, but we expect to recover these expenses in full over the period the policy remains in force.

[diamond] STATE PREMIUM TAXES. Various states (and countries and cities) impose a tax on premiums received by insurance companies. Premium taxes vary from state to state. Currently, these taxes range from 0.75% to 4% of premiums paid. Moreover, certain municipalities and states also impose taxes on premiums paid, in addition to the state taxes imposed. The premium tax charge represents an amount we consider necessary to pay all premium taxes imposed by these authorities, and we do not expect to derive a profit from this charge. Policies will be assessed a tax charge equal to 2.25% of the premiums paid. These charges are deducted from each premium payment.

[diamond] FEDERAL TAX CHARGE. A charge equal to 1.50% of each premium will be deducted from each premium payment to cover the estimated cost to us of the federal income tax treatment of deferred acquisition costs.

PERIODIC CHARGES

MONTHLY

[diamond] ISSUE EXPENSE CHARGE. The issue expense charge is $600 and is to reimburse Phoenix for underwriting and start-up expenses in connection with issuing a policy. Rather than deduct the full amount at once, the issue expense charge is deducted in equal monthly installments of $50 over the first 12 months of the Policy.

[diamond] ADMINISTRATIVE CHARGE. This charge is assessed to cover our variable administrative expenses such as the preparation of billings, statements and mailings to policyholders. The administrative charge is only assessed during the first ten policy years and varies by the face amount of the policy as follows:

          o   $20 per month for policies with face amounts of up to $400,000;

          o $0.05 per $1,000 for policies with face amounts of $400,001 up to $1,600,000; and

          o $80 per month for policies with face amounts of greater than $1,600,000.

[diamond] COST OF INSURANCE. To determine this expense, we multiply the appropriate cost of insurance rate by the difference between your policy's death benefit and the policy value. Generally, cost of insurance rates are based on the sex, attained age, duration and risk class of the insureds. However, in certain states and for policies issued in conjunction with certain qualified plans, cost of insurance rates are not based on sex. The actual monthly costs of insurance rates are based on our expectations of future mortality experience. They will not, however, be greater than the guaranteed cost of insurance rates set forth in the policy. These guaranteed maximum rates are equal to 100% of the 1980 Commissioners Standard Ordinary ("CSO") Mortality Table, with appropriate adjustment for the insureds' risk classification. Any change in the cost of insurance rates will apply to all persons of the same sex, insurance age and risk class whose policies have been in force for the same length of time. Your risk class may affect your cost of insurance forth in the policy. These guaranteed maximum rates are equal to 100% of the 1980 Commissioners Standard Ordinary ("CSO") Mortality Table, with appropriate adjustment for the insureds' risk classification. Any change in the cost of insurance rates will apply to all persons of the same sex, insurance age and risk class whose policies have been in force for the same length of time. Your risk class may affect your cost of insurance rate. We currently place insureds into a standard risk class or a risk class involving a higher mortality risk, depending on the health of the insureds as determined by the medical information that we request. For otherwise identical policies, insureds in the standard risk class will have a lower cost of insurance than those in the risk class with the higher mortality risk. The standard risk class is divided into three categories: smoker and 2 classes of nonsmokers. Nonsmokers will generally incur a lower cost of insurance than similarly situated insureds who smoke.

[diamond] COST OF ANY RIDERS TO YOUR POLICY. Certain policy riders require the payment of additional premiums to pay for the benefit provided by the rider.

    Monthly deductions are made on each monthly calculation day. The amount deducted is allocated among subaccounts and the unloaned portion of the Guaranteed Interest Account based on an allocation schedule specified by you.

    You initially choose this schedule in your application, but can later change it from time to time. If any subaccount or the unloaned portion of the Guaranteed Interest Account is insufficient to permit the full withdrawal of the monthly deduction, the withdrawals from the other subaccounts and/or Guaranteed Interest Account will be proportionally increased.

DAILY
[diamond] MORTALITY AND EXPENSE RISK CHARGE. A charge at an annual rate of 0.80% is deducted daily from the Account. After the 15th policy year, the charge is reduced to an annual rate of 0.25%. No portion of this charge is deducted from the Guaranteed Interest Account.

          The mortality risk assumed by us is that collectively our insureds may live for a shorter time than projected because of inaccuracies in the projecting process and, therefore, that the total amount of death benefits that we will pay out will be greater than that we expected. The expense risk assumed is that expenses incurred in issuing and maintaining the policies may exceed the limits on administrative charges set in the policies. If the expenses do not increase to an amount in excess of the limits, or if the mortality projecting process proves to be accurate, we may profit from this charge. We also assume risks with respect to other contingencies including the incidence of policy loans, which may cause us to incur greater costs than expected when we designed the policies. To the extent we profit from this charge, we may use those profits for any proper purpose, including the payment of sales expenses or any other expenses that may exceed income in a given year.

CONDITIONAL CHARGES
    These are other charges that are imposed only if certain events occur.

[diamond] SURRENDER CHARGE. During the first 10 policy years, there is a difference between the amount of policy value and the amount of cash surrender value. This difference is the surrender charge, which is a contingent deferred sales charge. The surrender charge is designed to recover the expense of distributing policies that are terminated before distribution expenses have been recouped from revenue generated by these policies. These are contingent charges because they are paid only if the policy is surrendered (or the face amount is reduced or the policy lapses) during this period. They are deferred charges because they are not deducted from premiums.

          During the first 10 policy years, the surrender charge described below will apply if you either surrender the policy for its cash surrender value or let the policy lapse. There is no surrender charge after the 10th policy year. During the first 10 policy years, the maximum surrender charge that you can pay while you own the policy is equal to the percentage amount shown in the Surrender Charge Table below.

                                  SURRENDER CHARGE TABLE
                                  ----------------------

                     SURRENDER                 SURRENDER               SURRENDER
          POLICY      CHARGE       POLICY       CHARGE       POLICY      CHARGE
          MONTH      % OF TAP      MONTH       % OF TAP      MONTH     % OF TAP
          -----      --------      -----       --------      -----     --------
          1-70         100%          87           66%         104        32%
            71          98%          88           64%         105        30%
            72          96%          89           62%         106        28%
            73          94%          90           60%         107        26%
            74          92%          91           58%         108        24%
            75          90%          92           56%         109        22%
            76          88%          93           54%         110        20%
            77          86%          94           52%         111        18%
            78          84%          95           50%         112        16%
            79          82%          96           48%         113        14%
            80          80%          97           46%         114        12%
            81          78%          98           44%         115        10%
            82          76%          99           42%         116         8%
            83          74%         100           40%         117         6%
            84          72%         101           38%         118         4%
            85          70%         102           36%         119         2%
            86          68%         103           34%         120         0%

[diamond] PARTIAL SURRENDER FEE. In the case of a partial surrender, but not a decrease in face amount, an additional fee is imposed. The fee is equal to 2% of the amount withdrawn but not more than $25. The fee is intended to recover the actual costs of processing the partial surrender request. The fee will be deducted from each subaccount and Guaranteed Interest Account in the same proportion as the withdrawal is allocated. If no allocation is made at the time of the request for the partial surrender, withdrawal allocation will be made in the same manner as are monthly deductions.

[diamond] PARTIAL SURRENDER CHARGE. If less than all of the policy is surrendered, the amount withdrawn is a "partial surrender." A charge as described below is deducted from the policy value upon a partial surrender of the policy. The charge is a fraction of the applicable surrender charge that would apply to a full surrender, determined by how much of the full cash surrender value is being withdrawn. This amount is assessed against the subaccounts and the Guaranteed Interest Account in the same proportion as the withdrawal is allocated.

          A partial surrender charge also is deducted from policy value upon a decrease in face amount. The charge is equal to the applicable surrender charge multiplied by a fraction (equal to the decrease in face amount divided by the face amount of the policy prior to the decrease).

INVESTMENT MANAGEMENT CHARGE
    As compensation for investment management services to the funds, the advisors are entitled to fees, payable monthly and based on an annual percentage of the average aggregate daily net asset values of each series.

    These fund charges and other expenses are described more fully in the fund prospectuses.

OTHER TAXES
    Currently no charge is made to the Account for federal income taxes that may be attributable to the Account. We may, however, make such a charge in the future for these or any other taxes attributable to the Account.


GENERAL PROVISIONS
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POSTPONEMENT OF PAYMENTS
    Payment of any amount upon complete or partial surrender, policy loan or benefits payable at death (in excess of the initial face amount) or maturity may be postponed:

[diamond] for up to six months from the date of the request, for any transactions dependent upon the value of the Guaranteed Interest Account;

[diamond] whenever the NYSE is closed other than for customary weekend and holiday closings or trading on the NYSE is restricted as decided by the SEC; or

[diamond] whenever an emergency exists, as decided by the SEC as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Account's net assets.

    Transfers also may be postponed under the above circumstances.

PAYMENT BY CHECK
    Payments under the policy of any amounts derived from premiums paid by check may be delayed until such time as the check has cleared your bank.

THE CONTRACT
    The policy and attached copy of the application are the entire contract. Only statements in the application can be used to void the policy. The statements are considered representations and not warranties. Only an executive officer of Phoenix can agree to change or waive any provisions of the policy.

SUICIDE
    If either of the insureds commits suicide within 2 years after the policy's date of issue, the policy will stop and become void. We will pay you the policy value adjusted by the addition of any monthly deductions and other fees and charges, minus any loans owed to us under the policy.

INCONTESTABILITY
    We may not contest this policy or any attached rider after it has been in force during the insureds' lifetimes for 2 years from the policy date.

CHANGE OF OWNER OR BENEFICIARY
    The beneficiary, as named in the policy application or subsequently changed, will receive the policy benefits at the death of the last surviving insured. If the named beneficiary dies before the death of the last surviving insured, the contingent beneficiary, if named, becomes the beneficiary. If no beneficiary survives the last surviving insured, the death benefit payable under the policy will be paid to you or your estate.

    As long as the policy is in force, the policyowner and the beneficiary may be changed by written request, in a form satisfactory to us. A change in beneficiary will take effect as of the date the notice is signed, whether or not the last surviving insured is living when we receive the notice. We will not, however, be liable for any payment made or action taken before receipt of the notice.

ASSIGNMENT
    The policy may be assigned. We will not be bound by the assignment until a written copy has been received and we will not be liable with respect to any payment made prior to receipt. We assume no responsibility for determining whether an assignment is valid.

MISSTATEMENT OF AGE OR SEX
    If the age or sex of either of the insureds has been misstated, the death benefit will be adjusted based on what the cost of insurance charge for the most recent monthly deduction would have purchased based on the correct age and sex of the insureds.

SURPLUS
    Policies issued on or after the date of Phoenix's demutualization, June 25, 2001, will not be eligible to share in Phoenix's profits or surplus earnings. The demutualization will not change any eligibility, described in the next paragraph, of a policy owned prior to the date of demutualization.

    You may share in divisible surplus of Phoenix to the extent decided annually by the Phoenix Board of Directors. However, it is not currently expected that the Board will authorize these payments since you will be participating directly in the subaccount's investment results.


PAYMENT OF PROCEEDS
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SURRENDER AND DEATH BENEFIT PROCEEDS
    Death benefit proceeds and the proceeds of full or partial surrenders will be processed at unit values next computed after we receive the request for surrender or due proof of death, provided such request is complete and in good order. Payment of surrender or death proceeds usually will be made in one lump sum within 7 days, unless another payment option has been elected. Payment of the death proceeds, however, may be delayed if the claim for payment of the death proceeds needs to be investigated; e.g., to ensure payment of the proper amount to the proper payee. Any such delay will not be beyond that reasonably necessary to investigate such claims consistent with insurance practices customary in the life insurance industry. Under this policy, the death proceeds will be paid upon the death of the last surviving insured.

    You may elect a payment option for payment of the death proceeds to the beneficiary. You may do this only before the second death. You may revoke or change a prior election, unless such right has been waived. The beneficiary may make or change an election before payment of the death proceeds, unless you have made an election that does not permit such further election or changes by the beneficiary.

    A written request in a form satisfactory to us is required to elect, change or revoke a payment option.

    If the policy is assigned as collateral security, we will pay any amount due the assignee in one lump sum. Any remaining proceeds will remain under the option elected.

PAYMENT OPTIONS
    All or part of the surrender or death proceeds of a policy may be applied under one or more of the following payment options or such other payment options or alternative versions of the options listed as we may choose to make available in the future. The minimum amount of surrender or death proceeds that may be applied under any payment option is $1,000.

OPTION 1--LUMP SUM Payment in one lump sum.

OPTION 2--LEFT TO EARN INTEREST
    A payment of interest during the payee's lifetime on the amount payable as a principal sum. Interest rates are guaranteed to be at least 3% per year.

OPTION 3--PAYMENT FOR A SPECIFIC PERIOD
    Equal installments are paid for a specified period of years whether the payee lives or dies. The first payment will be on the date of settlement. The assumed interest rate on the unpaid balance is guaranteed not to be less than 3% per year.

OPTION 4--LIFE ANNUITY WITH SPECIFIED PERIOD CERTAIN
    Equal installments are paid until the later of:

[diamond] the death of the payee and

[diamond] the end of the period certain. The first payment will be on the date of settlement. The period certain must be chosen when this option is elected. The periods certain that may be chosen are as follows:

[diamond] 10 years;

[diamond] 20 years;

[diamond] until the installments paid refund the amount applied under this option.

    If the payee is not living when the final payment falls due, that payment will be limited to the amount which needs to be added to the payments already made to equal the amount applied under this option.

    If, for the age of the payee, a period certain is chosen that is shorter than another period certain paying the same installment amount, we will consider the longer period certain as having been elected.

    Any life annuity provided under Option 4 is computed using an interest rate guaranteed to be no less than 3-3/8% per year, but any life annuity providing a period certain of 20 years or more is computed using an interest rate guaranteed to be no less than 3-1/4% per year.

OPTION 5--LIFE ANNUITY
    Equal installments are paid only during the lifetime of the payee. The first payment will be on the date of settlement. Any life annuity as may be provided under Option 5 is computed using an interest rate guaranteed to be no less than 3-1/2% per year.

OPTION 6--PAYMENTS OF A SPECIFIED AMOUNT
    Equal installments of a specified amount, out of the principal sum and interest on that sum, are paid until the principal sum remaining is less than the amount of the installment. When that happens, the principal sum remaining with accrued interest will be paid as a final payment. The first payment will be on the date of settlement. The payments will include interest on the remaining principal at a guaranteed rate of at least 3% per year. This interest will be credited at the end of each year. If the amount of interest credited at the end of the year exceeds the income payments made in the last 12 months, that excess will be paid in one sum on the date credited.

OPTION 7--JOINT SURVIVORSHIP ANNUITY WITH 10-YEAR PERIOD CERTAIN
    The first payment will be on the date of settlement. Equal installments are paid until the latest of:

[diamond] the end of the 10-year period certain;

[diamond] the death of the insured; and

[diamond] the death of the other named annuitant. The other annuitant must be named when this option is elected and cannot later be changed.

    The other annuitant must have an attained age of at least 40. Any joint survivorship annuity that may be provided under this option is computed using a guaranteed interest rate to equal at least 3-3/8% per year.

    For additional information concerning the above payment options, see the policy.


FEDERAL INCOME TAX CONSIDERATIONS
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INTRODUCTION
    The ultimate effect of federal income taxes on values under the Account and on the economic benefit to you or your beneficiary depends on Phoenix's income tax status and upon the income tax status of the individual concerned. This discussion is general in nature and is not intended as income tax advice. For complete information on federal and state income tax considerations, an income tax advisor should be consulted. No attempt is made to consider any estate and inheritance taxes, or any state, local or other tax laws. Because this discussion is based upon our understanding of federal income tax laws as they are currently interpreted, we cannot guarantee the income tax status of any policy. The Internal Revenue Service ("IRS") makes no representation regarding the likelihood of continuation of current federal income tax laws, U.S. Treasury regulations or of the current interpretations. We reserve the right to make changes to the policy to assure that it will continue to qualify as a life insurance contract for federal income tax purposes.

PHOENIX'S INCOME TAX STATUS
    Phoenix is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended ("Code"). For federal income tax purposes, neither the Account nor the Guaranteed Interest Account is a separate entity from Phoenix and their operations form a part of Phoenix.

    Investment income and realized capital gains on the assets of the Account are reinvested and taken into account in determining the value of the Account. Investment income of the Account, including realized net capital gains, is not taxed to Phoenix. Due to Phoenix's income tax status under current provisions of the Code, no charge currently will be made to the Account for Phoenix's federal income taxes, which may be attributable to the Account. Phoenix reserves the right to make a deduction for taxes if the federal income tax treatment of Phoenix is determined to be other than what Phoenix currently believes it to be, if changes are made affecting the income tax treatment to Phoenix of variable life insurance contracts, or if changes occur in Phoenix's income tax status. If imposed, such charge would be equal to the federal income taxes attributable to the investment results of the Account.

POLICY BENEFITS

DEATH BENEFIT PROCEEDS
    The policy, whether or not it is a modified endowment contract (see "Modified Endowment Contracts"), should be treated as meeting the definition of a life insurance contract for federal income tax purposes, under Section 7702 of the Code. As such, the death benefit proceeds thereunder should be excludable from the gross income of the beneficiary under Code Section 101(a)(1). Also, a policyowner should not be considered to be in constructive receipt of the cash value, including investment income. See, however, the sections below on possible taxation of amounts received under the policy, via full surrender, partial surrender or loan.

    Code Section 7702 imposes certain conditions with respect to premiums received under a policy. Phoenix intends to monitor the premiums to assure compliance with such conditions. However, if the premium limitation is exceeded during the year, Phoenix may return the excess premium, with interest, to the policyowner within 60 days after the end of the policy year, and maintain the qualification of the policy as life insurance for federal income tax purposes.

FULL SURRENDER
    Upon full surrender of a policy for its cash value, any excess cash value (unreduced by any outstanding indebtedness) over the premiums paid will be treated as ordinary income for federal income tax purposes. The full surrender of a policy that is a modified endowment contract may result in the imposition of an additional 10% tax on any income received.

PARTIAL SURRENDER
    If the policy is a modified endowment contract, partial surrenders are fully taxable to the extent of income in the policy and are possibly subject to an additional 10% tax. See the discussion on modified endowment contracts below. If the policy is not a modified endowment contract, partial surrenders still may be taxable, as follows. Code Section 7702(f)(7) provides that where a reduction in death benefits occurs during the first 15 years after a policy is issued and there is a cash distribution associated with that reduction, a policyowner may be taxed on all or a part of the amount distributed. A reduction in death benefits may result from a partial surrender. After 15 years, the proceeds will not be subject to tax, except to the extent such proceeds exceed the total amount of premiums paid but not previously recovered. Phoenix suggests you consult with your tax advisor in advance of a proposed decrease in death benefits or a partial surrender as to the portion, if any, which would be subject to tax, and in addition as to the impact such partial surrender might have under the new rules affecting modified endowment contracts.

LOANS
    Phoenix believes that any loan received under a policy will be treated as indebtedness of a policyowner. If the policy is a modified endowment contract, loans are fully taxable to the extent of income in the policy and are possibly subject to an additional 10% tax. See the discussion on modified endowment contracts below. If the Policy is not a modified endowment contract, Phoenix believes that no part of any loan under a policy will constitute income to a policyowner.

    The deductibility by a policyowner of loan interest under a policy may be limited under Code Section 264, depending on circumstances. A policyowner intending to fund premium payments through borrowing should consult a tax advisor with respect to tax consequences. Under the "personal" interest limitation provisions of the Code, interest on policy loans used for personal purposes is not tax deductible. Other rules may apply to allow all or part of the interest expense as a deduction if the loan proceeds are used for "trade or business" or "investment" purposes. See your tax advisor for further guidance.

BUSINESS-OWNED POLICIES
    If a business or a corporation owns the policy, the Code may impose additional restrictions. The Code limits the interest deduction on business-owned policy loans and may impose tax upon the inside build-up of corporate-owned life insurance policies through the corporate alternative minimum tax.

MODIFIED ENDOWMENT CONTRACTS

 GENERAL
    Pursuant to Code Section 72(e), loans and other amounts received under modified endowment contracts will, in general, be taxed to the extent of accumulated income (generally, the excess of cash value over premiums paid). Life insurance policies can be modified endowment contracts if they fail to meet what is known as "the 7-pay test." This test compares your policy to a hypothetical life insurance policy of equal face amount which requires 7 equal annual premiums to be "fully paid-up," providing a level death benefit with no further premiums. A policy becomes a modified endowment contract, if, at any time during the first 7 years, the cumulative premium paid on the policy exceeds the cumulative premium that would have been paid under the hypothetical policy. Premiums paid during a policy year but which are returned by Phoenix with interest within 60 days after the end of the policy year will be excluded from the 7-pay test. A life insurance policy received in exchange for a modified endowment contract will be treated as a modified endowment contract.

REDUCTION IN BENEFITS DURING THE FIRST 7 YEARS

    If there is a reduction in death benefits or reduction or elimination of any Additional Rider Benefit previously elected during the first 7 policy years, the premiums are redetermined for purposes of the 7-pay test as if the policy originally had been issued at the reduced death benefit level and the new limitation is applied to the cumulative amount paid for each of the first 7 policy years.


DISTRIBUTIONS AFFECTED
    If a policy fails to meet the 7-pay test, it is considered a modified endowment contract only as to distributions in the year in which the test is failed and all subsequent policy years. However, distributions made in anticipation of such failure (there is a presumption that distributions made within 2 years prior to such failure were "made in anticipation") also are considered distributions under a modified endowment contract. If the policy satisfies the 7-pay test for 7 years, distributions and loans generally will not be subject to the modified endowment contract rules.

PENALTY TAX
    Any amount taxable under the modified endowment contract rule will be subject to an additional 10% excise tax, with certain exceptions. This additional tax will not apply in the case of distributions that are:

[diamond] made on or after the taxpayer attains age 59 1/2; or

[diamond] attributable to the taxpayer's disability (within the meaning of Code
          Section 72(m)(7)); or

[diamond] part of a series of substantially equal periodic payments (not less often than annually) made for the life (or life expectancy) of the taxpayer or the joint lives (or life expectancies) of the taxpayer and his beneficiary.

MATERIAL CHANGE RULES

    Any determination of whether the policy meets the 7-pay test will begin again any time the policy undergoes a "material change," which includes any increase in death benefits or any increase in or addition of a qualified additional benefit or any increase in or addition of any rider benefit available as an Additional Rider Benefit (described above), with the following 2 exceptions:


[diamond] first, if an increase is attributable to premiums paid "necessary to fund" the lowest death benefit and qualified additional benefits payable in the first 7 policy years or to the crediting of interest or dividends with respect to these premiums, the "increase" does not constitute a material change.

[diamond] second, to the extent provided in regulations, if the death benefit or qualified additional benefit increases as a result of a cost-of-living adjustment based on an established broad-based index specified in the policy, this does not constitute a material change if:
          o the cost-of-living determination period does not exceed the remaining premium payment period under the policy, and
          o the cost-of-living increase is funded ratably over the remaining premium payment period of the policy. A reduction in death benefits is not considered a material change unless accompanied by a reduction in premium payments.


    A material change may occur at any time during the life of the policy (within the first 7 years or thereafter), and future taxation of distributions or loans would depend upon whether the policy satisfied the applicable 7-pay test from the time of the material change. An exchange of policies is considered to be a material change for all purposes.

SERIAL PURCHASE OF MODIFIED ENDOWMENT CONTRACTS
    All modified endowment contracts issued by the same insurer (or affiliated companies of the insurer) to the same policyowner within the same calendar year will be treated as one modified endowment contract in determining the taxable portion of any loans or distributions made to the policyowner. The U.S. Treasury has been given specific legislative authority to issue regulations to prevent the avoidance of the new distribution rules for modified endowment contracts. A tax advisor should be consulted about the income tax consequences of the purchase of more than one modified endowment contract within any calendar year.

LIMITATIONS ON UNREASONABLE MORTALITY AND EXPENSE CHARGES
    The Code imposes limitations on unreasonable mortality and expense charges for purposes of ensuring that a policy qualifies as a life insurance contract for federal income tax purposes. The mortality charges taken into account to compute permissible premium levels may not exceed those charges required to be used in determining the federal income tax reserve for the policy, unless U.S. Treasury regulations prescribe a higher level of charge. In addition, the expense charges taken into account under the guideline premium test are required to be reasonable, as defined by the U.S. Treasury regulations. Phoenix intends to comply with the limitations in calculating the premium it is permitted to receive from you.

QUALIFIED PLANS
    A policy may be used in conjunction with certain qualified plans. Since the rules governing such use are complex, you should not use the policy in conjunction with a qualified plan until you have consulted a pension consultant or income tax advisor.

DIVERSIFICATION STANDARDS
    To comply with the Diversification Regulations under Code Section 817(h), ("Diversification Regulations") each series of the Funds is required to diversify its investments. The Diversification Regulations generally require that on the last day of each calendar quarter that the series assets be invested in no more than:

[diamond] 55% in any 1 investment

[diamond] 70% in any 2 investments

[diamond] 80% in any 3 investments

[diamond] 90% in any 4 investments

    A "look-through" rule applies to treat a pro rata portion of each asset of a series as an asset of the Account; therefore, each series of the fund will be tested for compliance with the percentage limitations. For purposes of these diversification rules, all securities of the same issuer are treated as a single investment, but each United States government agency or instrumentality is treated as a separate issuer.

    The general diversification requirements are modified if any of the assets of the Account are direct obligations of the U.S. Treasury. In this case, there is no limit on the investment that may be made in U.S. Treasury securities, and for purposes of determining whether assets other than U.S. Treasury securities are adequately diversified, the generally applicable percentage limitations are increased based on the value of the Account's investment in U.S. Treasury securities. Notwithstanding this modification of the general diversification requirements, the portfolios of the funds will be structured to comply with the general diversification standards because they serve as an investment vehicle for certain variable annuity contracts that must comply with these standards.

    In connection with the issuance of the Diversification Regulations, the U.S. Treasury announced that such regulations do not provide guidance concerning the extent to which you may direct your investments to particular divisions of a separate account. It is possible that a revenue ruling or other form of administrative pronouncement in this regard may be issued in the near future. It is not clear, at this time, what such a revenue ruling or other pronouncement will provide. It is possible that the policy may need to be modified to comply with such future U.S. Treasury announcements. For these reasons, Phoenix reserves the right to modify the policy, as necessary, to prevent you from being considered the owner of the assets of the Account.

    Phoenix intends to comply with the Diversification Regulations to ensure that the policies continue to qualify as life insurance contracts for federal income tax purposes.

CHANGE OF OWNERSHIP OR INSURED OR ASSIGNMENT
    Changing the policyowner, or one or both of the insureds or an exchange or assignment of the policy may have income tax consequences depending on the circumstances. Code Section 1035 provides that a life insurance contract can be exchanged for another life insurance contract, without recognition of gain or loss, assuming that no money or other property is received in the exchange, and that the policies relate to the same insureds. If the surrendered policy is subject to a policy loan, this may be treated as the receipt of money on the exchange. Phoenix recommends that any person contemplating such actions seek the advice of an income tax advisor.

OTHER TAXES
    Federal estate tax, state and local estate, inheritance and other tax consequences of ownership or receipt of policy proceeds depend on the circumstances of each policyowner or beneficiary. We do not make any representations or guarantees regarding the tax consequences of any policy with respect to these types of taxes.


VOTING RIGHTS
--------------------------------------------------------------------------------

    We will vote the funds' shares held by the subaccounts at any regular and special meetings of shareholders of the funds. To the extent required by law, such voting will be pursuant to instructions received from you. However, if the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result we decide that we are permitted to vote the funds' shares at our own discretion, we may elect to do so.

    The number of votes that you have the right to cast will be determined by applying your percentage interest in a subaccount to the total number of votes attributable to the subaccount. In determining the number of votes, fractional shares will be recognized.

    Fund shares held in a subaccount for which no timely instructions are received, and Fund shares which are not otherwise attributable to policyowners, will be voted by Phoenix in proportion to the voting instructions that are received with respect to all policies participating in that subaccount. Instructions to abstain on any item to be voted upon will be applied to reduce the votes eligible to be cast by Phoenix.

    You will receive proxy materials, reports and other materials related to the funds.

    We may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the subclassification or investment objective of one or more of the portfolios of a fund or to approve or disapprove an investment advisory contract for a Fund. In addition, Phoenix itself may disregard voting instructions in favor of changes initiated by a policyowner in the investment policies or the investment advisor of a Fund if Phoenix reasonably disapproves of such changes. A change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities or we decide that the change would have an adverse effect on the General Account because the proposed investment policy for a series may result in overly speculative or unsound investments. In the event Phoenix does disregard voting instructions, a summary of that action and the reasons for such action will be included in the next periodic report to policyowners.


THE DIRECTORS AND
EXECUTIVE OFFICERS OF PHOENIX
--------------------------------------------------------------------------------

    Phoenix is managed by its Board of Directors. The following are the Directors and Executive Officers of Phoenix:

NAME                       PRINCIPAL OCCUPATION
----                       --------------------
DIRECTORS

Sal H. Alfiero             Chairman and Chief Executive
                           Officer
                           Protective Industries LLC
                           Buffalo, NY
                           Various positions with
                           Mark IV Industries

J. Carter Bacot            Director (retired Chairman and
                           Chief Executive Officer)
                           The Bank of New York
                           New York, NY

Peter C. Browning          Chairman of the Board
                           NUCOR
                           Charlotte, NC
                           Various positions with
                           Sunoco Products Company

Arthur P. Byrne            President, Chief Executive Officer
                           and Chairman
                           The Wiremold Company
                           West Hartford, CT
                           Various positions with
                           The Wiremold Company

Sanford Cloud, Jr.         President and Chief Executive
                           Officer, The National Conference
                           for Community and Justice
                           New York, NY

Richard N. Cooper          Mauritus C. Boas Professor
                           Center for International Affairs
                           Harvard University
                           Cambridge, MA
                           Formerly Chairman of Central
                           Intelligence Agency; Professor,
                           Harvard University

Gordon J. Davis, Esq.      President
                           Lincoln Center for Performing Arts
                           New York, NY
                           Formerly Partner of LeBoeuf, Lamb,
                           Greene & MacRae


Robert W. Fiondella        Chairman of the Board and
                           Chief Executive Officer,
                           The Phoenix Companies, Inc.
                           Hartford, CT
                           Various Positions with Phoenix Life
                           Insurance Company and its various
                           subsidiaries

NAME                       PRINCIPAL OCCUPATION
----                       --------------------
DIRECTORS


Ann Maynard Gray           Director of The Phoenix Companies,
                           Inc.
                           Director of Duke Energy Corporation
                           and Elan Corporation PLC and a
                           trustee for J.P. Morgan Funds.
                           Formerly President of the
                           Diversified Publishing Group of
                           Capital Cities/ABC, Inc. from 1991
                           to 1999.


John E. Haire              President
                           The Fortune Group
                           New York, NY
                           Executive vice President,
                           Time, Inc.
                           Formerly Publisher,
                           Time Magazine

Jerry  J. Jasinowski       President
                           National Association of
                           Manufacturers
                           Washington, D.C.
                           Various positions with National
                           Association of Manufacturers

Thomas S. Johnson          Chairman and Chief Executive Officer
                           Greenpoint Financial Corporation
                           New York, NY

John W. Johnstone          Retired.
                           Formerly Chairman and Chief
                           Executive Officer,
                           Olin Corporation

Marilyn E. LaMarche        Limited Managing Director,
                           Lazard Freres & Company, L.L.C.
                           New York, New York
                           Various positions with
                           Lazard Freres & Co. LLC


Philip R. McLoughlin       Executive Vice President and Chief
                           Investment Officer,
                           The Phoenix Companies, Inc.
                           Hartford, CT
                           Various positions with
                           Phoenix Life Insurance Company and
                           its various subsidiaries


Robert F. Vizza            President
                           Dolan Foundations
                           Woodbury, NY
                           Formerly President, Lustgarten
                           Pancreatic Cancer Research
                           Foundation and the Dolan
                           Foundations; President and
                           Chief Executive Officer,
                           St. Francis Hospital

Robert G. Wilson           Retired. Consultant for
                           thePit.com; Consultant for
                           Logistics.com and LendingTree.com


Dona D. Young              President and Chief Operating
                           Officer,
                           The Phoenix Companies, Inc.
                           Hartford, CT
                           Various positions with
                           Phoenix Life Insurance Company and
                           its various subsidiaries


EXECUTIVE OFFICERS


Carl T. Chadburn           Executive Vice President
                           Executive Vice President,
                           The Phoenix Companies, Inc.
                           Various positions with
                           Phoenix Life Insurance Company and
                           its various subsidiaries

Robert W. Fiondella        Chairman of the Board and
                           Chief Executive Officer
                           Chairman of the Board and
                           Chief Executive Officer,
                           The Phoenix Companies, Inc.
                           Various positions with
                           Phoenix Life Insurance Company and
                           its various subsidiaries


Philip R. McLoughlin       Executive Vice President
                           Executive Vice President and Chief
                           Investment Officer,
                           The Phoenix Companies, Inc.
                           Various positions with
                           Phoenix Life Insurance Company and
                           its various subsidiaries

Coleman D. Ross            Executive Vice President
                           Executive Vice President and Chief
                           Financial Officer,
                           The Phoenix Companies, Inc.
                           Formerly Executive Vice President
                           and Chief Financial Officer of
                           Trenwick Group Ltd.; formerly a
                           partner with PricewaterhouseCoopers


David W. Searfoss          Executive Vice President
                           Executive Vice President
                           The Phoenix Companies, Inc.
                           Various positions with
                           Phoenix Life Insurance Company and
                           its various subsidiaries

NAME                       PRINCIPAL OCCUPATION
----                       --------------------
EXECUTIVE OFFICERS

Simon Y. Tan               Executive Vice President
                           Executive Vice President,
                           The Phoenix Companies, Inc.
                           Various positions with
                           Phoenix Life Insurance Company and
                           its various subsidiaries

Dona D. Young              President and Chief Operating
                           Officer
                           President and Chief Operating
                           Officer,
                           The Phoenix Companies, Inc.
                           Various positions with
                           Phoenix Life Insurance Company and
                           its various subsidiaries

    The above listing reflects positions held during the last 5 years.


SAFEKEEPING OF THE ACCOUNT'S ASSETS
--------------------------------------------------------------------------------


    We hold the assets separate and apart from our General Account. We maintains records of all purchases and redemptions of shares of the fund.



SALES OF POLICIES
--------------------------------------------------------------------------------

    Policies may be purchased from registered representatives of WS Griffith Securities, Inc. (formerly known as W.S. Griffith & Co., Inc.) ("WSG"), a New York corporation incorporated on August 7, 1970, licensed to sell Phoenix insurance policies as well as policies, annuity contracts and funds of companies affiliated with Phoenix. WSG is an indirect, wholly-owned subsidiary of The Phoenix Companies, Inc., and is an affiliate of Phoenix. WSG is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934 ("1934 Act") and is a member of the National Association of Securities Dealers, Inc. Phoenix Equity Planning Corporation ("PEPCO") serves as national distributor of the policies. PEPCO is located at 56 Prospect Street, Hartford, Connecticut. PEPCO is also an indirect, wholly-owned subsidiary of The Phoenix Companies and is an affiliate of Phoenix.

    Policies may also be purchased through other broker-dealers or entities registered under or exempt under the Securities Exchange Act of 1934, whose representatives are authorized by applicable law to sell contracts under terms of agreement provided by PEPCO.

    Sales commissions will be paid to registered representatives on purchase payments received by Phoenix under these policies. Phoenix may pay a maximum total sales commission of 50% of premiums to PEPCO. To the extent that the sales charge under the policies is less than the sales commissions paid with respect to the policies, Phoenix may pay the shortfall from its General Account assets, which will include any profits it may derive under the policies.


STATE REGULATION
--------------------------------------------------------------------------------

    Phoenix is subject to the provisions of the New York insurance law applicable to life insurance companies and to regulation and supervision by the New York Superintendent of Insurance. Phoenix also is subject to the applicable insurance laws of all the other states and jurisdictions in which it does an insurance business.

    State regulation of Phoenix includes certain limitations on the investments that it may make, including investments for the Account and the Guaranteed Interest Account. It does not include, however, any supervision over the investment policies of the Account.


REPORTS
--------------------------------------------------------------------------------

    All policyowners will be furnished with those reports required by the 1940 Act and related regulations or by any other applicable law or regulation.


LEGAL PROCEEDINGS
--------------------------------------------------------------------------------

    The Account is not engaged in any litigation. Phoenix is not involved in any litigation that would have a material adverse effect on the ability of Phoenix to meet its obligations under the policies.


LEGAL MATTERS
--------------------------------------------------------------------------------


    Richard J. Wirth, Counsel and Brian A. Giantonio, Counsel of Phoenix, have passed upon the organization of Phoenix, its authority to issue variable life insurance policies and the validity of the policy, and upon legal matters relating to the federal securities and income tax laws for Phoenix.



REGISTRATION STATEMENT
--------------------------------------------------------------------------------

    A Registration Statement has been filed with the SEC, under the Securities Act of 1933 ("1933 Act") with respect to the securities offered. This prospectus is a summary of the contents of the policy and other legal documents and does not contain all the information set forth in the Registration Statement and its exhibits. We refer you to the registration statement and its exhibits for further information concerning the Account, Phoenix and the policy.

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


    The financial statements of Phoenix Life Variable Universal Life Account (Estate Edge(R)) as of December 31, 2001, and the results of its operations and its changes in net assets for the periods indicated and the consolidated financial statements of Phoenix Life Insurance Company as of December 31, 2001 and 2000 and for each of the three years in the period ended December 31, 2001 appear in the pages that follow. The consolidated financial statements of Phoenix Life Insurance Company included herein should be considered only as bearing upon the ability of Phoenix Life Insurance Company to meet its obligations under the policies. You should not consider them as bearing on the investment performance of the assets held in the Account or on the Guaranteed Interest Account that we credit during a guarantee period.

-------------------------------------------------------------------------------

                                  ANNUAL REPORT
-------------------------------------------------------------------------------

      Estate
        Edge(R)

        Phoenix Life Variable Universal Life Account
        December 31, 2001

        [LOGO] PHOENIX WEALTH MANAGEMENT(R)

                      STATEMENTS OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2001

                                                                                                   PHOENIX-
                                          PHOENIX-                                                 DEUTSCHE         PHOENIX-DUFF &
                                          ABERDEEN          PHOENIX-           PHOENIX-           NASDAQ-100          PHELPS REAL
                                       INTERNATIONAL      ABERDEEN NEW      DEUTSCHE DOW 30        INDEX(R)       ESTATE SECURITIES
                                        SUBACCOUNT       ASIA SUBACCOUNT      SUBACCOUNT          SUBACCOUNT          SUBACCOUNT
                                     ----------------  ------------------  -----------------  ------------------  ------------------
ASSETS
             Investments at cost      $    6,900,154    $       288,900     $      803,872     $        417,512    $        978,831
                                     ================  ==================  =================  ==================  ==================
             Investments at market    $    4,576,105    $       265,065     $      761,378     $        311,671    $      1,054,916
                                     ----------------  ------------------  -----------------  ------------------  ------------------
                  Total assets             4,576,105            265,065            761,378              311,671           1,054,916
LIABILITIES
             Accrued expenses to
                related party                  3,110                193                507                  194                 756
                                     ----------------  ------------------  -----------------  ------------------  ------------------
NET ASSETS                            $    4,572,995    $       264,872     $      760,871     $        311,477    $      1,054,160
                                     ================  ==================  =================  ==================  ==================
Accumulation units outstanding             2,460,753            333,259            799,685              586,462             598,108
                                     ================  ==================  =================  ==================  ==================
Unit value                            $     1.858378    $      0.794792     $     0.951463     $       0.531117    $       1.762490
                                     ================  ==================  =================  ==================  ==================

                                                                               PHOENIX-            PHOENIX-
                                         PHOENIX-                           ENGEMANN SMALL      FEDERATED U.S.         PHOENIX-
                                         ENGEMANN           PHOENIX-          & MID-CAP          GOVERNMENT         GOODWIN MONEY
                                      CAPITAL GROWTH     ENGEMANN NIFTY        GROWTH               BOND               MARKET
                                        SUBACCOUNT      FIFTY SUBACCOUNT      SUBACCOUNT         SUBACCOUNT          SUBACCOUNT
                                     ----------------  ------------------  -----------------  ------------------  ------------------
ASSETS
             Investments at cost      $   28,482,409    $     5,709,600     $      440,995     $        458,227    $     24,101,486
                                     ================  ==================  =================  ==================  ==================
             Investments at market    $   17,134,496    $     3,705,424     $      384,981     $        455,626    $     24,101,486
                                     ----------------  ------------------  -----------------  ------------------  ------------------
                  Total assets            17,134,496          3,705,424            384,981              455,626          24,101,486
LIABILITIES
             Accrued expenses to
                related party                 11,544              2,413                247                  331              13,477
                                     ----------------  ------------------  -----------------  ------------------  ------------------
NET ASSETS                            $   17,122,952    $     3,703,011     $      384,734     $        455,295    $     24,088,009
                                     ================  ==================  =================  ==================  ==================
Accumulation units outstanding             4,640,712          4,576,805            725,224              378,742          14,281,002
                                     ================  ==================  =================  ==================  ==================
Unit value                            $     3.689693    $      0.809063     $     0.530504     $       1.202125    $       1.686717
                                     ================  ==================  =================  ==================  ==================

                                         PHOENIX-                             PHOENIX-J.P.
                                      GOODWIN MULTI-                            MORGAN
                                      SECTOR FIXED     PHOENIX-HOLLISTER       RESEARCH         PHOENIX-JANUS        PHOENIX-JANUS
                                         INCOME          VALUE EQUITY        ENHANCED INDEX      CORE EQUITY        FLEXIBLE INCOME
                                       SUBACCOUNT         SUBACCOUNT          SUBACCOUNT          SUBACCOUNT          SUBACCOUNT
                                     ----------------  ------------------  -----------------  ------------------  ------------------
ASSETS
             Investments at cost      $    6,845,359    $     7,784,243     $   14,130,967     $      1,478,058    $        592,816
                                     ================  ==================  =================  ==================  ==================
             Investments at market    $    6,541,999    $     7,370,702     $   11,585,780     $      1,345,106    $        589,371
                                     ----------------  ------------------  -----------------  ------------------  ------------------
                  Total assets             6,541,999          7,370,702         11,585,780            1,345,106             589,371
LIABILITIES
             Accrued expenses to
                related party                  4,381              4,927              7,694                  922                 409
                                     ----------------  ------------------  -----------------  ------------------  ------------------
NET ASSETS                            $    6,537,618    $     7,365,775     $   11,578,086     $      1,344,184    $        588,962
                                     ================  ==================  =================  ==================  ==================
Accumulation units outstanding             2,569,280          5,257,047          9,188,345            1,618,687             523,721
                                     ================  ==================  =================  ==================  ==================
Unit value                            $     2.544533    $      1.401124     $     1.260084     $       0.830416    $       1.124570
                                     ================  ==================  =================  ==================  ==================

                                                                            PHOENIX-MORGAN        PHOENIX-            PHOENIX-
                                       PHOENIX-JANUS       PHOENIX-MFS       STANLEY FOCUS        OAKHURST         OAKHURST GROWTH
                                          GROWTH             VALUE              EQUITY            BALANCED            AND INCOME
                                        SUBACCOUNT         SUBACCOUNT         SUBACCOUNT         SUBACCOUNT           SUBACCOUNT
                                     ----------------  ------------------  -----------------  ------------------  ------------------
ASSETS
             Investments at cost      $    3,210,891    $        12,777     $      364,858     $      5,759,350    $      7,208,475
                                     ================  ==================  =================  ==================  ==================
             Investments at market    $    2,309,179    $        12,895     $      317,186     $      5,262,130    $      6,709,894
                                     ----------------  ------------------  -----------------  ------------------  ------------------
                  Total assets             2,309,179             12,895            317,186            5,262,130           6,709,894
LIABILITIES
             Accrued expenses to
                related party                  1,532                  8                210                3,520               4,485
                                     ----------------  ------------------  -----------------  ------------------  ------------------
NET ASSETS                            $    2,307,647    $        12,887     $      316,976     $      5,258,610    $      6,705,409
                                     ================  ==================  =================  ==================  ==================
Accumulation units outstanding             3,454,536             12,206            446,801            2,234,260           5,991,771
                                     ================  ==================  =================  ==================  ==================
Unit value                            $     0.668005    $      1.055814     $     0.709434     $       2.353623    $       1.119103
                                     ================  ==================  =================  ==================  ==================

                                         PHOENIX-
                                         OAKHURST       PHOENIX-SANFORD     PHOENIX-SANFORD    PHOENIX-SANFORD
                                         STRATEGIC      BERNSTEIN GLOBAL    BERNSTEIN MID-     BERNSTEIN SMALL-     PHOENIX-SENECA
                                        ALLOCATION            VALUE           CAP VALUE          CAP VALUE          MID-CAP GROWTH
                                        SUBACCOUNT         SUBACCOUNT         SUBACCOUNT         SUBACCOUNT           SUBACCOUNT
                                     ----------------  ------------------  -----------------  ------------------  ------------------
ASSETS
             Investments at cost      $    4,496,055    $       157,982     $    2,888,551     $        393,980    $      5,657,055
                                     ================  ==================  =================  ==================  ==================
             Investments at market    $    4,134,892    $       155,879     $    3,462,877     $        414,895    $      4,697,869
                                     ----------------  ------------------  -----------------  ------------------  ------------------
                  Total assets             4,134,892            155,879          3,462,877              414,895           4,697,869
LIABILITIES
             Accrued expenses to
                related party                  2,742                100              2,227                  285               3,065
                                     ----------------  ------------------  -----------------  ------------------  ------------------
NET ASSETS                            $    4,132,150    $       155,779     $    3,460,650     $        414,610    $      4,694,804
                                     ================  ==================  =================  ==================  ==================
Accumulation units outstanding             1,113,366            169,290          3,245,749              360,540           3,355,335
                                     ================  ==================  =================  ==================  ==================
Unit value                            $     3.711403    $      0.920189     $     1.066210     $       1.149967    $       1.399206
                                     ================  ==================  =================  ==================  ==================

                        See Notes to Financial Statements

                      STATEMENTS OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2001
                                  (CONTINUED)

                                                                                                ALGER AMERICAN       DEUTSCHE VIP
                                      PHOENIX-SENECA     AIM V.I. CAPITAL                          LEVERAGED        EAFE(R) EQUITY
                                      STRATEGIC THEME     APPRECIATION      AIM V.I. VALUE     ALLCAP PORTFOLIO         INDEX
                                        SUBACCOUNT         SUBACCOUNT          SUBACCOUNT        SUBACCOUNT           SUBACCOUNT
                                     ----------------  ------------------  -----------------  ------------------  ------------------

ASSETS
             Investments at cost      $    7,477,990    $        65,071     $      132,012     $        740,702    $        812,306
                                     ================  ==================  =================  ==================  ==================
             Investments at market    $    4,595,675    $        63,930     $      136,325     $        684,200    $        593,866
                                     ----------------  ------------------  -----------------  ------------------  ------------------
                  Total assets             4,595,675             63,930            136,325              684,200             593,866
LIABILITIES
             Accrued expenses to
                related party                  3,070                 45                 96                  333                 382
                                     ----------------  ------------------  -----------------  ------------------  ------------------
NET ASSETS                            $    4,592,605    $        63,885     $      136,229     $        683,867    $        593,484
                                     ================  ==================  =================  ==================  ==================
Accumulation units outstanding             2,830,043             73,759            144,969            1,103,864             819,750
                                     ================  ==================  =================  ==================  ==================
Unit value                            $     1.622804    $      0.866135     $     0.939709     $       0.619521    $       0.723980
                                     ================  ==================  =================  ==================  ==================

                                                         FEDERATED FUND
                                                            FOR U.S.        FEDERATED HIGH                           VIP GROWTH
                                       DEUTSCHE VIT        GOVERNMENT        INCOME BOND      VIP CONTRAFUND(R)     OPPORTUNITIES
                                     EQUITY 500 INDEX     SECURITIES II         FUND II          PORTFOLIO           PORTFOLIO
                                        SUBACCOUNT         SUBACCOUNT         SUBACCOUNT         SUBACCOUNT          SUBACCOUNT
                                     ----------------  ------------------  -----------------  ------------------  ------------------
ASSETS
             Investments at cost      $       25,691    $     1,367,809     $     672,114      $        444,588    $        242,126
                                     ================  ==================  =================  ==================  ==================
             Investments at market    $       25,437    $     1,402,258     $     577,933      $        446,765    $        208,586
                                     ----------------  ------------------  -----------------  ------------------  ------------------
                  Total assets                25,437          1,402,258           577,933               446,765             208,586
LIABILITIES
             Accrued expenses to
                related party                     18                918               373                   296                 144
                                     ----------------  ------------------  -----------------  ------------------  ------------------
NET ASSETS                            $       25,419    $     1,401,340     $     577,560      $        446,469    $        208,442
                                     ================  ==================  =================  ==================  ==================
Accumulation units outstanding                24,095          1,196,445           636,398               557,097             287,524
                                     ================  ==================  =================  ==================  ==================
Unit value                            $     1.054972    $      1.171253     $    0.907544      $       0.801421    $       0.724955
                                     ================  ==================  =================  ==================  ==================

                                                                                                  TEMPLETON
                                                                                                 DEVELOPING          TEMPLETON
                                        VIP GROWTH       MUTUAL SHARES      TEMPLETON ASSET        MARKETS             GROWTH
                                        PORTFOLIO          SECURITIES          STRATEGY           SECURITIES         SECURITIES
                                        SUBACCOUNT         SUBACCOUNT         SUBACCOUNT          SUBACCOUNT         SUBACCOUNT
                                     ----------------  ------------------  -----------------  ------------------  ------------------
ASSETS
             Investments at cost      $    1,459,011    $     1,146,474     $      432,596     $        481,547    $      1,498,588
                                     ================  ==================  =================  ==================  ==================
             Investments at market    $    1,375,034    $     1,156,536     $      380,910     $        374,841    $      1,350,927
                                     ----------------  ------------------  -----------------  ------------------  ------------------
                  Total assets             1,375,034          1,156,536            380,910              374,841           1,350,927
LIABILITIES
             Accrued expenses to
                related party                    906                806                290                  249                 962
                                     ----------------  ------------------  -----------------  ------------------  ------------------
NET ASSETS                            $    1,374,128    $     1,155,730     $      380,620     $        374,592    $      1,349,965
                                     ================  ==================  =================  ==================  ==================
Accumulation units outstanding             2,015,892            891,987            343,027              377,899             998,298
                                     ================  ==================  =================  ==================  ==================
Unit value                            $     0.681648    $      1.295681     $     1.109592     $       0.991250    $       1.352266
                                     ================  ==================  =================  ==================  ==================

                                         TEMPLETON                                                 WANGER
                                       INTERNATIONAL       TECHNOLOGY        WANGER FOREIGN     INTERNATIONAL
                                        SECURITIES         PORTFOLIO            FORTY             SMALL CAP          WANGER TWENTY
                                        SUBACCOUNT         SUBACCOUNT         SUBACCOUNT          SUBACCOUNT          SUBACCOUNT
                                     ----------------  ------------------  -----------------  ------------------  ------------------
ASSETS
             Investments at cost      $    2,568,588    $     2,102,891     $      932,561     $      3,151,302    $        301,104
                                     ================  ==================  =================  ==================  ==================
             Investments at market    $    1,808,238    $     1,098,746     $      674,396     $      1,900,459    $        336,059
                                     ----------------  ------------------  -----------------  ------------------  ------------------
                  Total assets             1,808,238          1,098,746            674,396            1,900,459             336,059
LIABILITIES
             Accrued expenses to
                related party                  1,202              1,249                490                1,316                 259
                                     ----------------  ------------------  -----------------  ------------------  ------------------
NET ASSETS                            $    1,807,036    $     1,097,497     $      673,906     $      1,899,143    $        335,800
                                     ================  ==================  =================  ==================  ==================
Accumulation units outstanding             1,889,438          2,842,475            584,851            1,305,477             260,131
                                     ================  ==================  =================  ==================  ==================
Unit value                            $     0.956388    $      0.386106     $     1.152268     $       1.454746    $       1.290891
                                     ================  ==================  =================  ==================  ==================

                                        WANGER U.S.
                                         SMALL CAP
                                        SUBACCOUNT
                                     ----------------
ASSETS
             Investments at cost      $    7,200,674
                                     ================
             Investments at market    $    7,678,465
                                     ----------------
                  Total assets             7,678,465
LIABILITIES
             Accrued expenses to
                related party                  4,988
                                     ----------------
NET ASSETS                            $    7,673,477
                                     ================
Accumulation units outstanding             4,276,912
                                     ================
Unit value                            $     1.794163
                                     ================

                        See Notes to Financial Statements

                            STATEMENTS OF OPERATIONS
                     FOR THE PERIOD ENDED DECEMBER 31, 2001

                                                                                                  PHOENIX-
                                          PHOENIX-                                                DEUTSCHE        PHOENIX-DUFF &
                                          ABERDEEN          PHOENIX-           PHOENIX-          NASDAQ-100        PHELPS REAL
                                       INTERNATIONAL      ABERDEEN NEW      DEUTSCHE DOW 30        INDEX(R)      ESTATE SECURITIES
                                         SUBACCOUNT      ASIA SUBACCOUNT      SUBACCOUNT         SUBACCOUNT         SUBACCOUNT
                                     ----------------  ------------------  -----------------  ----------------  ------------------
Investment income
  Distributions                       $          -      $         6,779     $        7,688     $          -      $        33,641
Expenses
  Mortality, expense risk and
  administrative charges                      35,741              2,238              4,832              1,912              6,310
                                     ----------------  ------------------  -----------------  ----------------  ------------------
Net investment income (loss)                 (35,741)             4,541              2,856             (1,912)            27,331
                                     ----------------  ------------------  -----------------  ----------------  ------------------
Net realized gain (loss) from
  share transactions                         (40,842)             5,471              2,944            (67,925)             3,251
Net realized gain distribution
  from Fund                                  121,623                -               10,232                -                  -
Net unrealized appreciation
  (depreciation) on investment            (1,316,161)            (3,272)           (42,737)           (79,276)            23,127
                                     ----------------  ------------------  -----------------  ----------------  ------------------
Net gain (loss) on investment             (1,235,380)             2,199            (29,561)          (147,201)            26,378
Net increase (decrease) in net
  assets resulting from operations    $   (1,271,121)   $         6,740     $      (26,705)    $     (149,113)   $        53,709
                                     ================  ==================  =================  ================  ==================

                                                                               PHOENIX-           PHOENIX-
                                         PHOENIX-                            ENGEMANN SMALL     FEDERATED U.S.         PHOENIX-
                                         ENGEMANN           PHOENIX-          & MID-CAP          GOVERNMENT         GOODWIN MONEY
                                      CAPITAL GROWTH     ENGEMANN NIFTY        GROWTH               BOND               MARKET
                                        SUBACCOUNT      FIFTY SUBACCOUNT      SUBACCOUNT         SUBACCOUNT          SUBACCOUNT
                                     ----------------  ------------------  -----------------  ----------------  ------------------
Investment income
  Distributions                       $       10,435    $           -       $          122     $       18,655    $       634,948
Expenses
  Mortality, expense risk and
  administrative charges                     145,752             29,038              1,696              2,966            144,492
                                     ----------------  ------------------  -----------------  ----------------  ------------------
Net investment income (loss)                (135,317)           (29,038)            (1,574)            15,689            490,456
                                     ----------------  ------------------  -----------------  ----------------  ------------------
Net realized gain (loss) from
  share transactions                         (17,175)            (1,515)            (1,268)              (322)               -
Net realized gain distribution
  from Fund                                  388,653                -                  -               12,534                -
Net unrealized appreciation
  (depreciation) on investment            (8,589,426)        (1,670,867)           (50,672)           (13,210)               -
                                     ----------------  ------------------  -----------------  ----------------  ------------------
Net gain (loss) on investment             (8,217,948)        (1,672,382)           (51,940)              (998)               -
Net increase (decrease) in net
  assets resulting from operations    $   (8,353,265)   $    (1,701,420)    $      (53,514)     $      14,691    $       490,456
                                     ================  ==================  =================  ================  ==================

                                         PHOENIX-                             PHOENIX-J.P.
                                      GOODWIN MULTI-                            MORGAN
                                      SECTOR FIXED     PHOENIX-HOLLISTER       RESEARCH         PHOENIX-JANUS      PHOENIX-JANUS
                                         INCOME          VALUE EQUITY        ENHANCED INDEX      CORE EQUITY      FLEXIBLE INCOME
                                       SUBACCOUNT         SUBACCOUNT          SUBACCOUNT          SUBACCOUNT        SUBACCOUNT
                                     ----------------  ------------------  -----------------  ----------------  ------------------
Investment income
  Distributions                       $      388,305    $        50,553     $       80,199     $        8,924    $        20,712
Expenses
  Mortality, expense risk and
  administrative charges                      34,141             39,501             87,281              7,706              2,865
                                     ----------------  ------------------  -----------------  ----------------  ------------------
Net investment income (loss)                 354,164             11,052             (7,082)             1,218             17,847
                                     ----------------  ------------------  -----------------  ----------------  ------------------
Net realized gain (loss) from
  share transactions                            (419)            (8,534)            (1,949)             1,491               (240)
Net realized gain distribution
  from Fund                                      -               31,039             67,931                -                4,144
Net unrealized appreciation
  (depreciation) on investment              (165,773)          (904,189)        (1,523,780)          (111,944)            (3,916)
                                     ----------------  ------------------  -----------------  ----------------  ------------------
Net gain (loss) on investment               (166,192)          (881,684)        (1,457,798)          (110,453)               (12)
Net increase (decrease) in net
  assets resulting from operations    $      187,972    $      (870,632)    $   (1,464,880)    $     (109,235)   $        17,835
                                     ================  ==================  =================  ================  ==================

                                                                            PHOENIX-MORGAN        PHOENIX-           PHOENIX-
                                       PHOENIX-JANUS       PHOENIX-MFS       STANLEY FOCUS        OAKHURST        OAKHURST GROWTH
                                          GROWTH             VALUE              EQUITY            BALANCED          AND INCOME
                                         SUBACCOUNT       SUBACCOUNT(6)       SUBACCOUNT         SUBACCOUNT         SUBACCOUNT
                                     ----------------  ------------------  -----------------  ----------------  ------------------
Investment income
  Distributions                       $          -      $            23     $          -    $         127,819    $        30,754
Expenses
  Mortality, expense risk and
  administrative charges                      17,701                  8              1,542             38,162             39,808
                                     ----------------  ------------------  -----------------  ----------------  ------------------
Net investment income (loss)                 (17,701)                15             (1,542)            89,657             (9,054)
                                     ----------------  ------------------  -----------------  ----------------  ------------------
Net realized gain (loss) from
  share transactions                          14,688                 (1)            (4,242)               358              2,200
Net realized gain distribution
  from Fund                                      -                  -                  -               93,871             11,009
Net unrealized appreciation
  (depreciation) on investment              (633,741)               118            (23,624)           (89,210)          (424,801)
                                     ----------------  ------------------  -----------------  ----------------  ------------------
Net gain (loss) on investment               (619,053)               117            (27,866)             5,019           (411,592)
Net increase (decrease) in net
  assets resulting from operations    $     (636,754)   $           132     $      (29,408)    $       94,676    $      (420,646)
                                     ================  ==================  =================  ================  ==================

                                         PHOENIX-
                                         OAKHURST       PHOENIX-SANFORD     PHOENIX-SANFORD   PHOENIX-SANFORD
                                         STRATEGIC      BERNSTEIN GLOBAL     BERNSTEIN MID-   BERNSTEIN SMALL-    PHOENIX-SENECA
                                        ALLOCATION            VALUE            CAP VALUE         CAP VALUE        MID-CAP GROWTH
                                        SUBACCOUNT        SUBACCOUNT(2)       SUBACCOUNT       SUBACCOUNT(1)        SUBACCOUNT
                                     ----------------  ------------------  -----------------  ----------------  ------------------
Investment income
  Distributions                       $       94,743    $         1,370     $       35,245    $         2,416    $           -
Expenses
  Mortality, expense risk and
   administrative charges                     29,170                750             17,567              1,351             27,714
                                     ----------------  ------------------  -----------------  ----------------  ------------------
Net investment income (loss)                  65,573                620             17,678              1,065            (27,714)
                                     ----------------  ------------------  -----------------  ----------------  ------------------
Net realized gain (loss) from
  share transactions                             357                537              1,599               (112)           (16,164)
Net realized gain distribution
  from Fund                                   59,241                997             14,544              4,503                -
Net unrealized appreciation
  (depreciation) on investment               (82,032)            (2,103)           438,798             20,915           (897,680)
                                     ----------------  ------------------  -----------------  ----------------  ------------------
Net gain (loss) on investment                (22,434)              (569)           454,941             25,306           (913,844)
Net increase (decrease) in net
  assets resulting from operations    $       43,139    $            51     $      472,619    $        26,371    $      (941,558)
                                     ================  ==================  =================  ================  ==================

                        See Notes to Financial Statements

                            STATEMENTS OF OPERATIONS
                     FOR THE PERIOD ENDED DECEMBER 31, 2001
                                   (CONTINUED)


                                                                                              ALGER AMERICAN      DEUTSCHE VIT
                                      PHOENIX-SENECA     AIM V.I. CAPITAL                       LEVERAGED        EAFE(R) EQUITY
                                      STRATEGIC THEME     APPRECIATION      AIM V.I. VALUE   ALLCAP PORTFOLIO         INDEX
                                        SUBACCOUNT        SUBACCOUNT(3)      SUBACCOUNT(4)      SUBACCOUNT         SUBACCOUNT
                                    -----------------  ------------------  ----------------  -----------------  ----------------
Investment income
   Distributions                     $          -       $           -       $           179     $        -         $        -
Expenses
   Mortality, expense risk and
   administrative charges                     36,306                 128                256             3,350              4,923
                                    -----------------  ------------------  -----------------  ----------------  -----------------
Net investment income (loss)                 (36,306)               (128)               (77)           (3,350)            (4,923)
                                    -----------------  ------------------  -----------------  ----------------  -----------------
Net realized gain (loss)
   from share transactions                       362                   1                418           (47,490)           (17,986)
Net realized gain distribution
  from Fund                                  132,089               5,092              2,717            14,204               -
Net unrealized appreciation
  (depreciation) on investment            (1,626,065)             (1,141)             4,313           (21,398)          (166,878)
                                    -----------------  ------------------  -----------------  ----------------  -----------------
Net gain (loss) on investment             (1,493,614)              3,952              7,448           (54,684)          (184,864)
Net increase (decrease) in net
   assets resulting from operations  $    (1,529,920)   $          3,824    $         7,371    $      (58,034)   $      (189,787)
                                    =================  ==================  =================  ================  =================

                                                          FEDERATED FUND
                                                             FOR U.S.       FEDERATED HIGH                         VIP GROWTH
                                       DEUTSCHE VIT       GOVERNMENT        INCOME BOND     VIP CONTRAFUND(R)   OPPORTUNITIES
                                      EQUITY 500 INDEX    SECURITIES II        FUND II          PORTFOLIO          PORTFOLIO
                                       SUBACCOUNT(5)       SUBACCOUNT        SUBACCOUNT         SUBACCOUNT        SUBACCOUNT
                                    -----------------  ------------------  ----------------  -----------------  ----------------
Investment income
   Distributions                     $          -       $         31,912         $   45,203      $        559    $           409
Expenses
   Mortality, expense risk and
   administrative charges                         20               7,446              3,992             1,981              1,493
                                    -----------------  ------------------  -----------------  ----------------  -----------------
Net investment income (loss)                     (20)             24,466             41,211            (1,422)            (1,084)
                                    -----------------  ------------------  -----------------  ----------------  -----------------
Net realized gain (loss)
   from share transactions                        (2)                594             (9,411)          (22,110)            (2,238)
                                    -----------------  ------------------  -----------------  ----------------  -----------------
Net realized gain distribution
   from Fund                                    -                   -                  -                2,235               -
Net unrealized appreciation
   (depreciation) on investment                 (254)             23,828            (34,542)            4,391            (25,476)

                                    -----------------  ------------------  -----------------  ----------------  -----------------
Net gain (loss) on investment                   (256)             24,422            (43,953)          (15,484)           (27,714)
Net increase (decrease) in net
   assets resulting from operations  $          (276)   $         48,888         $   (2,742)   $      (16,906)   $       (28,798)
                                    =================  ==================  =================  ================  =================

                                                                                                 TEMPLETON
                                                                                                 DEVELOPING         TEMPLETON
                                       VIP GROWTH       MUTUAL SHARES      TEMPLETON ASSET         MARKETS            GROWTH
                                        PORTFOLIO         SECURITIES          STRATEGY           SECURITIES         SECURITIES
                                       SUBACCOUNT         SUBACCOUNT         SUBACCOUNT          SUBACCOUNT         SUBACCOUNT
                                    -----------------  ------------------  -----------------  ----------------  ----------------
Investment income
   Distributions                    $           -       $         14,611    $         3,110    $        2,016    $       162,357
Expenses
   Mortality, expense risk and
   administrative charges                      5,995               6,428              2,051             2,499              7,823
                                    -----------------  ------------------  -----------------  ----------------  -----------------
Net investment income (loss)                  (5,995)              8,183              1,059              (483)           154,534
Net realized gain (loss) from
share transactions                           (19,914)                (13)               118            16,707                164
Net realized gain distribution
from Fund                                     13,556              49,122             22,272              -                18,093
Net unrealized appreciation
(depreciation) on investment                 (60,408)            (27,034)           (44,173)          (27,296)          (180,940)
                                    -----------------  ------------------  -----------------  ----------------  -----------------
Net gain (loss) on investment                (66,766)             22,075            (21,783)          (10,589)          (162,683)
Net increase (decrease) in net
assets resulting from operations     $       (72,761)   $         30,258    $       (20,724)   $      (11,072)   $        (8,149)
                                    =================  ==================  =================  ================  =================

                                         TEMPLETON                                                  WANGER
                                       INTERNATIONAL       TECHNOLOGY        WANGER FOREIGN     INTERNATIONAL
                                        SECURITIES         PORTFOLIO             FORTY            SMALL CAP      WANGER TWENTY
                                        SUBACCOUNT         SUBACCOUNT         SUBACCOUNT         SUBACCOUNT        SUBACCOUNT
                                    -----------------  ------------------  -----------------  ----------------  ----------------
Investment income
   Distributions                     $        46,752    $          -        $         1,411    $         -       $          -
Expenses
   Mortality, expense risk and
   administrative charges                     13,367              9,738               4,990            14,478              1,946
                                    -----------------  ------------------  -----------------  ----------------  -----------------
Net investment income (loss)                  33,385              (9,738)            (3,579)          (14,478)            (1,946)
                                    -----------------  ------------------  -----------------  ----------------  -----------------
Net realized gain (loss) from
   share transactions                           (928)           (345,184)           (63,716)            5,231              2,108
Net realized gain distribution
   from Fund                                 367,701                -                90,537           511,167               -
Net unrealized appreciation
   (depreciation) on investment             (680,407)           (142,502)          (215,758)         (918,630)            29,638
                                    -----------------  ------------------  -----------------  ----------------  -----------------
Net gain (loss) on investment               (313,634)           (487,686)          (188,937)         (402,232)            31,746
Net increase (decrease) in net
   assets resulting from operations  $      (280,249)   $       (497,424)   $      (192,516)   $     (416,710)   $        29,800
                                    =================  ==================  =================  ================  =================

                                        WANGER U.S.
                                        SMALL CAP
                                        SUBACCOUNT
                                    -----------------
Investment income
   Distributions                     $         3,931
Expenses
   Mortality, expense risk and
   administrative charges                     51,207
                                    -----------------
Net investment income (loss)                 (47,276)
                                    -----------------
Net realized gain (loss)
   from share transactions                    33,559
Net realized gain distribution
   from Fund                                    -
Net unrealized appreciation
   (depreciation) on investment              716,350
                                    -----------------
Net gain (loss) on investment                749,909
Net increase (decrease) in net
   assets resulting from operations  $       702,633
                                    =================

(1) From Inception January 16, 2001 to December 31, 2001
(2) From Inception January 26, 2001 to December 31, 2001
(3) From Inception May 17, 2001 to December 31, 2001
(4) From Inception June 18, 2001 to December 31, 2001
(5) From Inception November 28, 2001 to December 31, 2001
(6) From Inception November 30, 2001 to December 31, 2001

                       See Notes to Financial Statements

                             STATEMENT OF OPERATIONS
                     FOR THE PERIOD ENDED DECEMBER 31, 2000

                                                                                                    GOODWIN MULTI-     OAKHURST
                                                                   GOODWIN MONEY     ENGEMANN        SECTOR FIXED     STRATEGIC
                                                                      MARKET       CAPITAL GROWTH       INCOME        ALLOCATION
                                                                    SUBACCOUNT       SUBACCOUNT       SUBACCOUNT      SUBACCOUNT
                                                                 ---------------  ---------------  ---------------  ---------------
Investment income
   Distributions                                                  $     582,111    $       1,577    $     247,615    $      73,219
Expenses
   Mortality, expense risk and administrative charges                    79,336          177,606           23,586           20,658
                                                                 ---------------  ---------------  ---------------  ---------------
Net investment income (loss)                                            502,775         (176,029)         224,029           52,561
                                                                 ---------------  ---------------  ---------------  ---------------
Net realized gain (loss) from share transactions                            -             (1,617)             735              (32)
Net realized gain distribution from Fund                                    -            956,594              -            298,783
Net unrealized appreciation (depreciation) on investment                    -         (5,499,898)         (53,633)        (354,470)
                                                                 ---------------  ---------------  ---------------  ---------------
Net gain (loss) on investment                                               -         (4,544,921)         (52,898)         (55,719)
                                                                 ---------------  ---------------  ---------------  ---------------
Net increase (decrease) in net assets resulting from operations   $     502,775    $  (4,720,950)   $     171,131    $      (3,158)
                                                                 ===============  ===============  ===============  ===============

                                                                                                    DUFF & PHELPS        SENECA
                                                                    ABERDEEN         OAKHURST        REAL ESTATE       STRATEGIC
                                                                  INTERNATIONAL      BALANCED        SECURITIES          THEME
                                                                   SUBACCOUNT       SUBACCOUNT       SUBACCOUNT        SUBACCOUNT
                                                                 ---------------  ---------------  ---------------  ---------------
Investment income
   Distributions                                                  $      35,251    $     109,796    $      19,076    $         -
Expenses
   Mortality, expense risk and administrative charges                    35,181           30,029            3,374           34,500
                                                                 ---------------  ---------------  ---------------  ---------------
Net investment income (loss)                                                 70           79,767           15,702          (34,500)
                                                                 ---------------  ---------------  ---------------  ---------------
Net realized gain (loss) from share transactions                          4,578            1,226           16,462              184
Net realized gain distribution from Fund                                360,542          460,188              -            632,543
Net unrealized appreciation (depreciation) on investment             (1,153,625)        (553,377)          83,392       (1,513,183)
                                                                 ---------------  ---------------  ---------------  ---------------
Net gain (loss) on investment                                          (788,505)         (91,963)          99,854         (880,456)
                                                                 ---------------  ---------------  ---------------  ---------------
Net increase (decrease) in net assets resulting from operations   $    (788,435)   $     (12,196)   $     115,556    $    (914,956)
                                                                 ===============  ===============  ===============  ===============

                                                                                  J.P. MORGAN
                                                                  ABERDEEN NEW       RESEARCH      ENGEMANN NIFTY     SENECA MID-
                                                                      ASIA        ENHANCED INDEX       FIFTY           CAP GROWTH
                                                                   SUBACCOUNT       SUBACCOUNT       SUBACCOUNT        SUBACCOUNT
                                                                 ---------------  ---------------  ---------------  ---------------
Investment income
   Distributions                                                  $       7,208    $      82,802    $         -      $         -
Expenses
   Mortality, expense risk and administrative charges                     1,447           76,633           33,277           15,313
                                                                 ---------------  ---------------  ---------------  ---------------
Net investment income (loss)                                              5,761            6,169          (33,277)         (15,313)
                                                                 ---------------  ---------------  ---------------  ---------------
Net realized gain (loss) from share transactions                         19,240           (3,283)           3,103           (7,951)
Net realized gain distribution from Fund                                    -            321,085              -            238,563
Net unrealized appreciation (depreciation) on investment                (34,521)      (1,582,596)        (907,885)        (251,514)
                                                                 ---------------  ---------------  ---------------  ---------------
Net gain (loss) on investment                                           (15,281)      (1,264,794)        (904,782)         (20,902)
                                                                 ---------------  ---------------  ---------------  ---------------
Net increase (decrease) in net assets resulting from operations   $      (9,520)   $  (1,258,625)   $    (938,059)   $     (36,215)
                                                                 ===============  ===============  ===============  ===============

                                                                    OAKHURST                         SANFORD
                                                                   GROWTH AND     HOLLISTER VALUE  BERNSTEIN MID-     WANGER U.S.
                                                                     INCOME           EQUITY          CAP VALUE        SMALL CAP
                                                                   SUBACCOUNT       SUBACCOUNT       SUBACCOUNT        SUBACCOUNT
                                                                 ---------------  ---------------  ---------------  ---------------
Investment income
   Distributions                                                  $      20,723    $      17,402    $       9,730    $       5,089
Expenses
   Mortality, expense risk and administrative charges                    27,452           17,880            8,163           34,259
                                                                 ---------------  ---------------  ---------------  ---------------
Net investment income (loss)                                             (6,729)            (478)           1,567          (29,170)
                                                                 ---------------  ---------------  ---------------  ---------------
Net realized gain (loss) from share transactions                          6,665              264            4,432            2,046
Net realized gain distribution from Fund                                 16,467          311,080              -            524,192
Net unrealized appreciation (depreciation) on investment               (319,035)         349,648          182,563         (806,272)
                                                                 ---------------  ---------------  ---------------  ---------------
Net gain (loss) on investment                                          (295,903)         660,992          186,995         (280,034)
                                                                 ---------------  ---------------  ---------------  ---------------
Net increase (decrease) in net assets resulting from operations   $    (302,632)   $     660,514    $     188,562    $    (309,204)
                                                                 ===============  ===============  ===============  ===============

                       See Notes to Financial Statements

                            STATEMENT OF OPERATIONS
                     FOR THE PERIOD ENDED DECEMBER 31, 2000
                                  (CONTINUED)


                                                                      WANGER        TEMPLETON
                                                                   INTERNATIONAL      ASSET          TEMPLETON        TEMPLETON
                                                                     SMALL CAP       STRATEGY         GROWTH         INTERNATIONAL
                                                                    SUBACCOUNT      SUBACCOUNT      SUBACCOUNT        SUBACCOUNT
                                                                 ---------------  --------------  ---------------  ---------------
Investment income
     Distributions                                                $        -       $     1,589     $      4,007     $     17,883
Expenses
     Mortality, expense risk and administrative charges                 11,736             663            3,968            8,927
                                                                 ---------------  --------------  ---------------  ---------------
Net investment income (loss)                                           (11,736)            926               39            8,956
                                                                 ---------------  --------------  ---------------  ---------------
Net realized gain (loss) from share transactions                        (9,592)           (896)         (43,121)           3,183
Net realized gain distribution from Fund                               146,452          12,453           94,969          118,194
Net unrealized appreciation (depreciation) on investment              (693,698)        (13,780)         (17,060)        (149,277)
                                                                 ---------------  --------------  ---------------  ---------------
Net gain (loss) on investment                                         (556,838)         (2,223)          34,788          (27,900)
                                                                 ---------------  --------------  ---------------  ---------------
Net increase (decrease) in net assets resulting from operations   $   (568,574)    $    (1,297)    $     34,827     $    (18,944)
                                                                 ===============  ==============  ===============  ===============

                                                                     TEMPLETON
                                                                    DEVELOPING     MUTUAL SHARES                       WANGER
                                                                      MARKETS       INVESTMENTS   WANGER TWENTY     FOREIGN FORTY
                                                                    SUBACCOUNT      SUBACCOUNT      SUBACCOUNT        SUBACCOUNT
                                                                 ---------------  --------------  ---------------  ---------------
Investment income
     Distributions                                                $      2,588     $     2,093     $        -       $        -
Expenses
     Mortality, expense risk and administrative charges                  2,306           2,174              516            2,080
                                                                 ---------------  --------------  ---------------  ---------------
Net investment income (loss)                                               282             (81)            (516)          (2,080)
                                                                 ---------------  --------------  ---------------  ---------------
Net realized gain (loss) from share transactions                        (4,209)          6,576               (1)             168
Net realized gain distribution from Fund                                   -             2,073            2,219            6,195
Net unrealized appreciation (depreciation) on investment              (107,497)         32,412            3,659          (47,915)
                                                                 ---------------  --------------  ---------------  ---------------
Net gain (loss) on investment                                         (111,706)         41,061            5,877          (41,552)
                                                                 ---------------  --------------  ---------------  ---------------
Net increase (decrease) in net assets resulting from operations   $   (111,424)    $    40,980     $      5,361     $    (43,632)
                                                                 ===============  ==============  ===============  ===============

                                                                                                   FEDERATED U.S.   FEDERATED HIGH
                                                                  EAFE(R) EQUITY   BANKERS TRUST      GOV'T          INCOME BOND
                                                                      INDEX           DOW 30        SECURITIES II      FUND II
                                                                    SUBACCOUNT      SUBACCOUNT(1)   SUBACCOUNT        SUBACCOUNT
                                                                 ---------------  --------------  ---------------  ---------------
Investment income
     Distributions                                                $        -       $     1,309     $      5,161     $     22,791
Expenses
     Mortality, expense risk and administrative charges                  2,238             725            1,034            2,350
                                                                 ---------------  --------------  ---------------  ---------------
Net investment income (loss)                                            (2,238)            584            4,127           20,441
                                                                 ---------------  --------------  ---------------  ---------------
Net realized gain (loss) from share transactions                          (268)            (24)              82              (19)
Net realized gain distribution from Fund                                 9,194           2,268              -                -
Net unrealized appreciation (depreciation) on investment               (52,220)            243           10,793          (59,639)
                                                                 ---------------  --------------  ---------------  ---------------
Net gain (loss) on investment                                          (43,294)          2,487           10,875          (59,658)
                                                                 ---------------  --------------  ---------------  ---------------
Net increase (decrease) in net assets resulting from operations   $    (45,532)    $     3,071     $     15,002     $    (39,217)
                                                                 ===============  ==============  ===============  ===============

                                                                                                                        JANUS
                                                                   FEDERATED U.S.   JANUS EQUITY                       FLEXIBLE
                                                                     GOV'T BOND       INCOME       JANUS GROWTH         INCOME
                                                                    SUBACCOUNT(2)   SUBACCOUNT      SUBACCOUNT        SUBACCOUNT
                                                                 ---------------  --------------  ---------------  ---------------
Investment income
     Distributions                                                $      5,863     $     1,556     $      1,869     $      3,385
Expenses
     Mortality, expense risk and administrative charges                    564           1,078            7,571              427
                                                                 ---------------  --------------  ---------------  ---------------
Net investment income (loss)                                             5,299             478           (5,702)           2,958
                                                                 ---------------  --------------  ---------------  ---------------
Net realized gain (loss) from share transactions                            21            (137)          (3,376)              43
Net realized gain distribution from Fund                                   -               -                -                -
Net unrealized appreciation (depreciation) on investment                10,609         (21,111)        (268,012)             474
                                                                 ---------------  --------------  ---------------  ---------------
Net gain (loss) on investment                                           10,630         (21,248)        (271,388)             517
                                                                 ---------------  --------------  ---------------  ---------------
Net increase (decrease) in net assets resulting from operations   $     15,929     $   (20,770)    $   (277,090)    $      3,475
                                                                 ===============  ==============  ===============  ===============

                       See Notes to Financial Statements

                            STATEMENT OF OPERATIONS
                     FOR THE PERIOD ENDED DECEMBER 31, 2000
                                  (CONTINUED)

                                                                                  MORGAN STANLEY
                                                                  MORGAN STANLEY    TECHNOLOGY     FIDELITY VIP     FIDELITY VIP
                                                                  FOCUS EQUITY      PORTFOLIO      CONTRAFUND         GROWTH
                                                                  SUBACCOUNT(3)     SUBACCOUNT     SUBACCOUNT(4)    SUBACCOUNT(5)
                                                                 ---------------  --------------  ---------------  ---------------
Investment income
     Distributions                                                $        -       $       -       $        -       $        -
Expenses
     Mortality, expense risk and administrative charges                    833           9,124              123              414
                                                                 ---------------  --------------  ---------------  ---------------
Net investment income (loss)                                              (833)         (9,124)            (123)            (414)
                                                                 ---------------  --------------  ---------------  ---------------
Net realized gain (loss) from share transactions                           (10)        129,638              (58)             (89)
Net realized gain distribution from Fund                                   108            370               -                 -
Net unrealized appreciation (depreciation) on investment               (24,048)       (861,646)          (2,214)          (23,569)
                                                                 ---------------  --------------  ---------------  ---------------
Net gain (loss) on investment                                          (23,950)       (731,638)          (2,272)          (23,658)
                                                                 ---------------  --------------  ---------------  ---------------
Net increase (decrease) in net assets resulting from operations   $    (24,783)    $  (740,762)    $     (2,395)    $     (24,072)
                                                                 ===============  ==============  ===============  ===============

                                                                  FIDELITY VIP    ALGER AMERICAN    ENGEMANN        BANKERS TRUST
                                                                     GROWTH         LEVERAGED      SMALL & MID-      NASDAQ 100
                                                                  OPPORTUNITIES      ALL-CAP        CAP GROWTH        INDEX(R)
                                                                  SUBACCOUNT(6)    SUBACCOUNT(5)   SUBACCOUNT(7)    SUBACCOUNT(8)
                                                                 ---------------  --------------  ---------------  ---------------
Investment income
     Distributions                                                $        -       $       -       $        -       $         -
Expenses                                                                   193             411               50               149
                                                                 ---------------  --------------  ---------------  ---------------
     Mortality, expense risk and administrative charges                   (193)           (411)             (50)             (149)
Net investment income (loss)                                               (34)           (157)             (21)              -
                                                                 ---------------  --------------  ---------------  ---------------
Net realized gain (loss) from share transactions                           -               -                -                 -
Net realized gain distribution from Fund                                (8,064)        (35,104)          (5,342)          (26,565)
                                                                 ---------------  --------------  ---------------  ---------------
Net unrealized appreciation (depreciation) on investment                (8,098)        (35,261)          (5,363)          (26,565)
                                                                 ---------------  --------------  ---------------  ---------------
Net gain (loss) on investment                                     $     (8,291)    $   (35,672)    $     (5,413)    $     (26,714)
                                                                 ===============  ==============  ===============  ===============
Net increase (decrease) in net assets resulting from operations

Footnotes for Statements of Operations
For the period ended December 31, 2000

(1)  From inception February 16, 2000 to December 31, 2000
(2)  From inception February 7, 2000 to December 31, 2000
(3)  From inception February 4, 2000 to December 31, 2000
(4)  From inception July 12, 2000 to December 31, 2000
(5)  From inception June 20, 2000 to December 31, 2000
(6)  From inception July 27, 2000 to December 31, 2000
(7)  From inception November 20, 2000 to December 31, 2000
(8)  From inception September 5, 2000 to December 31, 2000

                       See Notes to Financial Statements

                            STATEMENT OF OPERATIONS
                     FOR THE PERIOD ENDED DECEMBER 31, 1999

                                                                                     ENGEMANN        GOODWIN          OAKHURST
                                                                     GOODWIN         CAPITAL       MULTI-SECTOR       STRATEGIC
                                                                   MONEY MARKET       GROWTH       FIXED INCOME       ALLOCATION
                                                                    SUBACCOUNT      SUBACCOUNT      SUBACCOUNT        SUBACCOUNT
                                                                  -------------   -------------   --------------   ---------------
Investment income................................................
     Distributions...............................................  $    389,374     $    28,805     $    153,662     $      33,274
Expenses
     Mortality, expense risk and administrative charges..........        66,169          82,424           12,963             9,968
                                                                  -------------   -------------   --------------   ---------------
Net investment income (loss).....................................       323,205         (53,619)         140,699            23,306
                                                                  -------------   -------------   --------------   ---------------
Net realized gain (loss) from share transactions.................           -           (21,572)            (342)           (3,098)
Net realized gain distribution from Fund.........................           -         1,343,159              -              88,738
Net unrealized appreciation (depreciation) on investment.........           -         2,335,911          (72,581)           43,126
                                                                  -------------   -------------   --------------   ---------------
Net gain (loss) on investment....................................           -         3,657,498          (72,923)          128,766
                                                                  -------------   -------------   --------------   ---------------
Net increase (decrease) in net assets resulting from operations..  $    323,205     $ 3,603,879     $     67,776     $     152,072
                                                                  =============   =============   ==============   ===============

                                                                                                  DUFF & PHELPS         SENECA
                                                                     ABERDEEN        OAKHURST      REAL ESTATE        STRATEGIC
                                                                  INTERNATIONAL      BALANCED       SECURITIES          THEME
                                                                    SUBACCOUNT      SUBACCOUNT      SUBACCOUNT        SUBACCOUNT
                                                                  -------------   -------------   --------------   ---------------
Investment income
     Distributions...............................................  $     64,984     $    51,753     $     15,730     $         -
Expenses
     Mortality, expense risk and administrative charges..........        17,051          14,242            2,160             7,568
                                                                  -------------   -------------   --------------   ---------------
Net investment income (loss).....................................        47,933          37,511           13,570            (7,568)
                                                                  -------------   -------------   --------------   ---------------
Net realized gain (loss) from share transactions.................         6,015           2,151           (4,314)              219
Net realized gain distribution from Fund.........................       413,890          97,437                -           269,681
Net unrealized appreciation (depreciation) on investment.........       230,614         105,291           (1,441)          251,231
                                                                  -------------   -------------   --------------   ---------------
Net gain (loss) on investment....................................       650,519         204,879           (5,755)          521,131
                                                                  -------------   -------------   --------------   ---------------
Net increase (decrease) in net assets resulting from operations..  $    698,452     $   242,390     $      7,815     $     513,563
                                                                  =============   =============   ==============   ===============

                                                                                     RESEARCH                           SENECA
                                                                     ABERDEEN        ENHANCED         ENGEMANN          MID-CAP
                                                                     NEW ASIA         INDEX         NIFTY FIFTY         GROWTH
                                                                    SUBACCOUNT      SUBACCOUNT       SUBACCOUNT        SUBACCOUNT
                                                                  -------------   --------------   --------------   ---------------
Investment income
     Distributions  .............................................  $        527     $    55,504     $        -       $         -
Expenses
     Mortality, expense risk and administrative charges..........           289          41,251           11,445             2,179
                                                                  -------------   -------------   --------------   ---------------

Net investment income (loss)   ..................................           238          14,253          (11,445)           (2,179)
                                                                  -------------   -------------   --------------   ---------------
Net realized gain (loss) from share transactions.................         8,991          16,586            1,098             1,821
Net realized gain distribution from Fund.........................             -         387,746                -            16,914
Net unrealized appreciation (depreciation) on investment.........        14,163         430,150          532,906           182,959
                                                                  -------------   -------------   --------------   ---------------
Net gain (loss) on investment....................................        23,154         834,482          534,004           201,694
                                                                  -------------   -------------   --------------   ---------------
Net increase (decrease) in net assets resulting from operations..  $     23,392     $   848,735     $    522,559     $     199,515
                                                                  =============   =============   ==============   ===============

                       See Notes to Financial Statements

                            STATEMENT OF OPERATIONS
                     FOR THE PERIOD ENDED DECEMBER 31, 1999
                                  (CONTINUED)


                                                                     OAKHURST
                                                                    GROWTH AND       HOLLISTER         SCHAFER         WANGER U.S.
                                                                      INCOME       VALUE EQUITY     MID-CAP VALUE       SMALL CAP
                                                                    SUBACCOUNT      SUBACCOUNT       SUBACCOUNT        SUBACCOUNT
                                                                  -------------   --------------   --------------   ---------------
Investment income
     Distributions...............................................  $     12,849     $     3,232     $     10,711     $         -
Expenses
     Mortality, expense risk and administrative charges..........        10,944           5,209            4,142            18,340
                                                                  -------------   -------------   --------------   ---------------
Net investment income (loss).....................................         1,905          (1,977)           6,569           (18,340)
                                                                  -------------   -------------   --------------   ---------------
Net realized gain (loss) from share transactions.................          (364)         16,979            1,763             2,225
Net realized gain distribution from Fund.........................        31,052          67,746              -             145,069
Net unrealized appreciation (depreciation) on investment.........       202,716         113,063          (45,714)          528,876
                                                                  -------------   -------------   --------------   ---------------
Net gain (loss) on investment....................................       233,404         197,788          (43,951)          676,170
                                                                  -------------   -------------   --------------   ---------------
Net increase (decrease) in net assets resulting from operations..  $    235,309     $   195,811     $    (37,382)    $     657,830
                                                                  =============   =============   ==============   ===============

                                                                      WANGER        TEMPLETON
                                                                  INTERNATIONAL       ASSET         TEMPLETON         TEMPLETON
                                                                    SMALL CAP       ALLOCATION        STOCK         INTERNATIONAL
                                                                    SUBACCOUNT      SUBACCOUNT     SUBACCOUNT(1)     SUBACCOUNT(2)
                                                                  -------------   --------------   --------------   ---------------
Investment income
     Distributions...............................................  $      3,621     $       151     $      2,321     $       1,621
Expenses
     Mortality, expense risk and administrative charges..........         2,588             208            1,645             1,919
                                                                  -------------   -------------   --------------   ---------------
Net investment income (loss).....................................         1,033             (57)             676              (298)
                                                                  -------------   -------------   --------------   ---------------
Net realized gain (loss) from share transactions.................        17,464            (504)             615             2,210
Net realized gain distribution from Fund.........................           -               925           12,296             6,030
Net unrealized appreciation (depreciation) on investment.........       356,228           6,108           50,339            69,334
                                                                  -------------   -------------   --------------   ---------------
Net gain (loss) on investment....................................       373,691           6,529           63,250            77,574
                                                                  -------------   -------------   --------------   ---------------
Net increase (decrease) in net assets resulting from operations..  $    374,725     $     6,472     $     63,926     $      77,276
                                                                  =============   =============   ==============   ===============

                                                                   TEMPLETON
                                                                   DEVELOPING      MUTUAL SHARES      WANGER           WANGER
                                                                    MARKETS         INVESTMENTS       TWENTY       FOREIGN FORTY
                                                                  SUBACCOUNT(3)    SUBACCOUNT(4)   SUBACCOUNT(5)    SUBACCOUNT(6)
                                                                  -------------    ------------   --------------   ---------------
Investment income
     Distributions...............................................  $        -       $        17     $        -       $         -
Expenses
     Mortality, expense risk and administrative charges..........           978             309               27                33
                                                                  -------------    ------------   --------------   ---------------
Net investment income (loss).....................................          (978)           (292)             (27)              (33)
                                                                  -------------    ------------   --------------   ---------------
Net realized gain (loss) from share transactions.................        13,470             677               (6)               19
Net realized gain distribution from Fund.........................           -               -                -                 -
Net unrealized appreciation (depreciation) on investment.........        28,087           4,684            1,658             5,508
                                                                  -------------    ------------   --------------   ---------------
Net gain (loss) on investment....................................        41,557           5,361            1,652             5,527
                                                                  -------------    ------------   --------------   ---------------
Net increase (decrease) in net assets resulting from operations..  $     40,579     $     5,069     $      1,625     $       5,494
                                                                  =============    ============   ==============   ===============

                       See Notes to Financial Statements

                            STATEMENT OF OPERATIONS
                     FOR THE PERIOD ENDED DECEMBER 31, 1999
                                  (CONTINUED)


                                                                                     FEDERATED        FEDERATED
                                                                   EAFE EQUITY       U.S. GOV'T      HIGH INCOME     JANUS EQUITY
                                                                      INDEX        SECURITIES II    BOND FUND II         INCOME
                                                                  SUBACCOUNT(7)    SUBACCOUNT(8)    SUBACCOUNT(9)    SUBACCOUNT(10)
                                                                  -------------   --------------   --------------   ---------------

Investment income
     Distributions...............................................  $        220     $       -       $        -       $         -
Expenses
     Mortality, expense risk and administrative charges..........            12              31                3                 1
                                                                  -------------   -------------   --------------   ---------------
Net investment income (loss).....................................           208             (31)              (3)               (1)
                                                                  -------------   -------------   --------------   ---------------
Net realized gain (loss) from share transactions.................             2             -                -                 -
Net realized gain distribution from Fund.........................           411             -                -                 -
Net unrealized appreciation (depreciation) on investment.........           657            (172)             -                 103
                                                                  -------------   -------------   --------------   ---------------
Net gain (loss) on investment....................................         1,070            (172)             -                 103
                                                                  -------------   -------------   --------------   ---------------
Net increase (decrease) in net assets resulting from operations..  $      1,278     $      (203)    $         (3)    $         102
                                                                  =============   =============   ==============   ===============

                                                                                       JANUS
                                                                       JANUS          FLEXIBLE       TECHNOLOGY
                                                                      GROWTH           INCOME        PORTFOLIO
                                                                  SUBACCOUNT(11)   SUBACCOUNT(12)   SUBACCOUNT(13)
                                                                  --------------   --------------  ---------------

Investment income
     Distributions...............................................  $        -       $         8     $        -
Expenses
                                                                            -               -                -
                                                                  --------------   --------------  ---------------
     Mortality, expense risk and administrative charges..........
Net investment income (loss).....................................           -                 8              -
                                                                  --------------   --------------  ---------------
Net realized gain (loss) from share transactions.................           -               -                -
Net realized gain distribution from Fund.........................           -               -                -
Net unrealized appreciation (depreciation) on investment)........            41              (3)               3
                                                                  --------------   --------------  ---------------
Net gain (loss) on investment....................................            41              (3)               3
                                                                  --------------   --------------  ---------------
Net increase (decrease) in net assets resulting from operations..  $         41     $         5     $          3
                                                                  ===============  ==============  ===============

Footnotes for Statements of Operations
For the period ended December 31, 1999

(1)  From inception January 14, 1999 to December 31, 1999
(2)  From inception January 8, 1999 to December 31, 1999
(3)  From inception March 1, 1999 to December 31, 1999
(4)  From inception January 15, 1999 to December 31, 1999
(5)  From inception June 1, 1999 to December 31, 1999
(6)  From inception March 16, 1999 to December 31, 1999
(7)  From inception September 2, 1999 to December 31, 1999
(8)  From inception August 24, 1999 to December 31, 1999
(9)  From inception December 22, 1999 to December 31, 1999
(10) From inception December 28, 1999 to December 31, 1999
(11) From inception December 29, 1999 to December 31, 1999
(12) From inception December 27, 1999 to December 31, 1999
(13) From inception December 29, 1999 to December 31, 1999

                       See Notes to Financial Statements

                             STATEMENTS OF CHANGES IN NET ASSETS
                            FOR THE PERIOD ENDED DECEMBER 31, 2001

                                                                                               PHOENIX-
                                           PHOENIX-                                            DEUTSCHE       PHOENIX-DUFF &
                                           ABERDEEN          PHOENIX-          PHOENIX-       NASDAQ-100       PHELPS REAL
                                         INTERNATIONAL     ABERDEEN NEW     DEUTSCHE DOW 30    INDEX(R)     ESTATE SECURITIES
                                          SUBACCOUNT      ASIA SUBACCOUNT     SUBACCOUNT      SUBACCOUNT       SUBACCOUNT
                                        ---------------  ----------------  ---------------   -------------   ---------------
FROM OPERATIONS
   Net investment income (loss)         $      (35,741)   $        4,541    $        2,856    $    (1,912)    $     27,331
   Net realized gain (loss)                     80,781             5,471            13,176        (67,925)           3,251
   Net unrealized appreciation
      (depreciation)                        (1,316,161)           (3,272)          (42,737        (79,276)         (23,127)
                                        ---------------  ----------------  ---------------   -------------   ---------------
   Net increase (decrease) resulting
       from operations                      (1,271,121)            6,740           (26,705       (149,113)         (53,709)
                                        ---------------  ----------------  ---------------   -------------   ---------------
FROM ACCUMULATION UNIT TRANSACTIONS
   Participant deposits                        961,178           107,106           189,306        120,117          151,963
   Participant transfers                       274,299           (72,434)          428,980        165,611          313,606
   Participant withdrawals                    (126,732)           (9,379)           (3,508           (228)         (27,562)
                                        ---------------  ----------------  ---------------   -------------   ---------------
   Net increase (decrease) in net
       assets resulting from
       participant transactions              1,108,745            25,293           614,778        285,500          438,007
                                        ---------------  ----------------  ---------------   -------------   ---------------
   Net increase (decrease)
       in net assets                          (162,376)           32,033           588,073        136,387          491,716
NET ASSETS
   Beginning of period                       4,735,371           232,839           172,798        175,090          562,444
                                        ---------------  ----------------  ---------------   -------------   ---------------
   End of period                        $    4,572,995     $     264,872       $   760,871    $   311,477     $  1,054,160
                                        ===============  ================  ===============   =============   ===============

                                                                               PHOENIX-       PHOENIX-
                                             PHOENIX-                       ENGEMANN SMALL  FEDERATED U.S.       PHOENIX-
                                             ENGEMANN         PHOENIX-        & MID-CAP      GOVERNMENT        GOODWIN MONEY
                                         CAPITAL GROWTH    ENGEMANN NIFTY       GROWTH          BOND              MARKET
                                           SUBACCOUNT     FIFTY SUBACCOUNT    SUBACCOUNT      SUBACCOUNT        SUBACCOUNT
                                        ---------------  ----------------  ----------------  -------------    -------------
FROM OPERATIONS
   Net investment income (loss)          $    (135,317)   $      (29,038)   $     (1,574)     $    15,689     $    490,456
   Net realized gain (loss)                    371,478            (1,515)         (1,268)          12,212              -
   Net unrealized appreciation
       (depreciation)                       (8,589,426)       (1,670,867)        (50,672)         (13,210)             -
                                        ---------------  ----------------  --------------     -------------   --------------
   Net increase (decrease)
       resulting from operations            (8,353,265)       (1,701,420)        (53,514)          14,691          490,456
                                        ---------------  ----------------  --------------     -------------   --------------
FROM ACCUMULATION UNIT TRANSACTIONS
   Participant deposits                      5,118,125         1,088,217          93,896          118,492       29,428,749
   Participant transfers                    (1,041,512)          152,887         327,272           68,751      (19,829,509)
   Participant withdrawals                    (502,894)          (95,889)        (11,343)          (7,969)        (757,939)
                                        ---------------  ----------------  --------------     -------------   --------------
   Net increase (decrease)
       in net assets resulting
       from participant transactions         3,573,719         1,145,215         409,825          179,274        8,841,301
                                        ---------------  ----------------  --------------     -------------   --------------
   Net increase (decrease) in
       net assets                           (4,779,546)         (556,205)        356,311          193,965        9,331,757
NET ASSETS
   Beginning of period                      21,902,498         4,259,216          28,423          261,330       14,756,252
                                        ---------------  ----------------  --------------     -------------   --------------
   End of period                         $  17,122,952    $    3,703,011    $    384,734      $   455,295     $ 24,088,009
                                        ===============  ================  ==============     =============   ==============

                                            PHOENIX-
                                          GOODWIN MULTI-                     PHOENIX-J.P.
                                          SECTOR FIXED   PHOENIX-HOLLISTER MORGAN RESEARCH    PHOENIX-JANUS   PHOENIX-JANUS
                                             INCOME        VALUE EQUITY    ENHANCED INDEX     CORE EQUITY    FLEXIBLE INCOME
                                           SUBACCOUNT       SUBACCOUNT       SUBACCOUNT        SUBACCOUNT       SUBACCOUNT
                                        ---------------  ----------------  --------------     -------------   --------------
FROM OPERATIONS
   Net investment income (loss)         $      354,164    $      11,052     $     (7,082)     $     1,218     $     17,847
   Net realized gain (loss)                       (419)          22,505           65,982            1,491            3,904
   Net unrealized appreciation
       (depreciation)                         (165,773)        (904,189)      (1,523,780)       ( 111,944)          (3,916)
                                        ---------------  ----------------  ---------------    -------------   --------------
   Net increase (decrease)
       resulting from operations               187,972         (870,632)      (1,464,880)        (109,235)          17,835
                                        ---------------  ----------------  ---------------    -------------   --------------
FROM ACCUMULATION UNIT TRANSACTIONS
   Participant deposits                        549,449        1,122,214        2,122,491          476,698          110,267
   Participant transfers                     2,439,303        3,628,136          555,783          714,984          393,005
   Participant withdrawals                     (86,603)        (213,146)        (331,916)         (43,422)          (9,235)
                                        ---------------  ----------------  ---------------    -------------  ---------------
   Net increase (decrease) in
       net assets resulting
       from participant transactions         2,902,149        4,537,204        2,346,358        1,148,260          494,037
                                        ---------------  ----------------  ---------------    -------------  ---------------
   Net increase (decrease) in
       net assets                            3,090,121        3,666,572          881,478        1,039,025          511,872
NET ASSETS
   Beginning of period                       3,447,497        3,699,203       10,696,608          305,159           77,090
                                        ---------------  ----------------  ---------------   -------------  ---------------
   End of period                        $    6,537,618    $   7,365,775     $ 11,578,086      $ 1,344,184     $    588,962
                                        ===============  ================  ===============   =============  ===============

                                                                            PHOENIX-MORGAN      PHOENIX-       PHOENIX-
                                         PHOENIX-JANUS      PHOENIX-MFS     STANLEY FOCUS       OAKHURST    OAKHURST GROWTH
                                            GROWTH             VALUE            EQUITY          BALANCED      AND INCOME
                                          SUBACCOUNT       SUBACCOUNT(6)      SUBACCOUNT       SUBACCOUNT     SUBACCOUNT
                                        ---------------  ----------------  ---------------   -------------  ---------------
FROM OPERATIONS
   Net investment income (loss)         $     (17,701)    $         15      $     (1,542)     $    89,657     $     (9,054)
   Net realized gain (loss)                    14,688               (1)           (4,242)          94,229           13,209
   Net unrealized appreciation
       (depreciation)                        (633,741)             118           (23,624)         (89,210)        (424,801)
                                        ---------------  ----------------  --------------    -------------  ---------------
   Net increase (decrease)
       resulting from operations             (636,754)             132           (29,408)          94,676         (420,646)
                                        ---------------  ----------------  --------------    -------------  ---------------
FROM ACCUMULATION UNIT TRANSACTIONS
   Participant deposits                       860,647              -              27,942          773,452        1,121,053
   Participant transfers                      436,401           12,784           180,348          157,211        1,919,268
   Participant withdrawals                   (108,397)             (29)           (6,563)        (114,122)        (127,201)
                                        ---------------  ----------------  --------------    -------------  ---------------
   Net increase (decrease)
       in net assets resulting from
       participant transactions             1,188,651           12,755           201,727          816,541        2,913,120
                                        ---------------  ----------------  --------------    -------------  ---------------
   Net increase (decrease)
       in net assets                          551,897           12,887           172,319          911,217        2,492,474
NET ASSETS
   Beginning of period                      1,755,750              -             144,657        4,347,393        4,212,935
                                        ---------------  ----------------  --------------    -------------  ---------------
   End of period                         $  2,307,647     $     12,887      $    316,976     $  5,258,610   $    6,705,409
                                        ===============  ================  ==============    =============  ===============


                      See Notes to Financial Statements

                   STATEMENTS OF CHANGES IN NET ASSETS
                  FOR THE PERIOD ENDED DECEMBER 31, 2001
                               (CONTINUED)

                                        PHOENIX-
                                        OAKHURST         PHOENIX-SANFORD    PHOENIX-SANFORD    PHOENIX-SANFORD
                                       STRATEGIC         BERNSTEIN GLOBAL    BERNSTEIN MID-    BERNSTEIN SMALL-    PHOENIX-SENECA
                                       ALLOCATION            VALUE            CAP VALUE          CAP VALUE         MID-CAP GROWTH
                                       SUBACCOUNT         SUBACCOUNT(2)       SUBACCOUNT       SUBACCOUNT(1)         SUBACCOUNT
                                    -----------------   ----------------   ----------------  -----------------  -----------------
FROM OPERATIONS
   Net investment income (loss)      $        65,573    $           620      $      17,678     $        1,065    $       (27,714)
   Net realized gain (loss)                   59,598              1,534             16,143              4,391            (16,164)
   Net unrealized appreciation
       (depreciation)                        (82,032)            (2,103)           438,798             20,915           (897,680)
                                    -----------------   ----------------   ----------------  -----------------  -----------------
   Net increase (decrease)
       resulting from operations              43,139                 51            472,619             26,371           (941,558)
                                    -----------------   ----------------   ----------------  -----------------  -----------------
FROM ACCUMULATION UNIT
    TRANSACTIONS
   Participant deposits                      683,536             41,031            452,452             51,093          1,123,191
   Participant transfers                     539,211            118,965          1,234,614            341,191          1,884,946
   Participant withdrawals                  (129,580)            (4,268)           (44,971)            (4,045)          (131,276)
                                    -----------------   ----------------   ----------------  -----------------  -----------------
   Net increase (decrease)
       in net assets resulting
       from participant transactions       1,093,167            155,728          1,642,095            388,239          2,876,861
                                    -----------------   ----------------   ----------------  -----------------  -----------------
   Net increase (decrease)
     in net assets                         1,136,306            155,779          2,114,714            414,610          1,935,303
NET ASSETS
   Beginning of period                     2,995,844                -            1,345,936                -            2,759,501
                                    -----------------   ----------------   ----------------  -----------------  -----------------
   End of period                     $     4,132,150     $      155,779     $    3,460,650    $       414,610    $     4,694,804
                                    =================   ================   ================  =================  =================

                                                                                               ALGER AMERICAN      DEUTSCHE VIT
                                       PHOENIX-SENECA    AIM V.I. CAPITAL                     LEVERAGED ALLCAP    EAFE(R) EQUITY
                                      STRATEGIC THEME     APPRECIATION      AIM V.I. VALUE       PORTFOLIO            INDEX
                                        SUBACCOUNT        SUBACCOUNT(3)      SUBACCOUNT(4)       SUBACCOUNT        SUBACCOUNT
                                    -----------------   ----------------   ----------------  -----------------  -----------------
FROM OPERATIONS
   Net investment income (loss)      $       (36,306)    $         (128)    $          (77)    $       (3,350)   $        (4,923)
   Net realized gain (loss)                  132,451              5,093              3,135            (33,286)           (17,986)
   Net unrealized appreciation
       (depreciation)                     (1,626,065)            (1,141)             4,313            (21,398)          (166,878)
                                    -----------------   ----------------   ----------------  -----------------  -----------------
   Net increase (decrease)
       resulting from operations          (1,529,920)             3,824              7,371            (58,034)          (189,787)
                                    -----------------   ----------------   ----------------  -----------------  -----------------
FROM ACCUMULATION UNIT
    TRANSACTIONS
   Participant deposits                    1,325,697             22,786              5,699            196,589            205,443
   Participant transfers                     231,707             38,140            124,249            405,350             32,985
   Participant withdrawals                  (182,193)              (865)            (1,090)           (20,950)           (24,808)
                                    -----------------   ----------------   ----------------  -----------------  -----------------
   Net increase (decrease)
       in net assets resulting
       from participant transactions       1,375,211             60,061            128,858            580,989            213,620
                                    -----------------   ----------------   ----------------  -----------------  -----------------
   Net increase (decrease)
       in net assets                        (154,709)            63,885            136,229            522,955             23,833
NET ASSETS
   Beginning of period                     4,747,314                -                  -              160,912            569,651
                                    -----------------   ----------------   ----------------  -----------------  -----------------
   End of period                     $     4,592,605     $       63,885     $      136,229    $       683,867    $       593,484
                                    =================   ================   ================  =================  =================

                                                         FEDERATED FUND
                                                            FOR U.S.         FEDERATED HIGH                          VIP GROWTH
                                      DEUTSCHE VIT        GOVERNMENT          INCOME BOND     VIP CONTRAFUND(R)    OPPORTUNITIES
                                    EQUITY 500 INDEX     SECURITIES II          FUND II          PORTFOLIO           PORTFOLIO
                                     SUBACCOUNT(5)        SUBACCOUNT          SUBACCOUNT         SUBACCOUNT         SUBACCOUNT
                                    -----------------   ----------------   ----------------  -----------------  -----------------
FROM OPERATIONS
   Net investment income (loss)      $           (20)    $       24,466     $       41,211    $        (1,422)   $        (1,084)
   Net realized gain (loss)                       (2)               594             (9,411)           (19,875)            (2,238)
   Net unrealized appreciation
       (depreciation)                           (254)            23,828            (34,542)             4,391            (25,476)
                                    -----------------   ----------------   ----------------  -----------------  -----------------
   Net increase (decrease)
       resulting from operations                (276)            48,888             (2,742)           (16,906)           (28,798)
                                    -----------------   ----------------   ----------------  -----------------  -----------------
FROM ACCUMULATION UNIT
    TRANSACTIONS
   Participant deposits                           -             476,013             77,192            117,916              8,812
   Participant transfers                      25,858            565,263            100,314            295,475             55,635
   Participant withdrawals                      (163)           (50,433)           (29,795)           (14,537)            (2,756)
                                    -----------------   ----------------   ----------------  -----------------  -----------------
   Net increase (decrease)
       in net assets resulting
       from participant transactions          25,695            990,843            147,711            398,854             61,691
                                    -----------------   ----------------   ----------------  -----------------  -----------------
   Net increase (decrease)
       in net assets                          25,419          1,039,731            144,969            381,948             32,893
NET ASSETS
   Beginning of period                            -             361,609            432,591             64,521            175,549
                                    -----------------   ----------------   ----------------  -----------------  -----------------
   End of period                     $        25,419     $    1,401,340     $      577,560    $       446,469    $       208,442
                                    =================   ================   ================  =================  =================

                                                                                                 TEMPLETON
                                                                                                 DEVELOPING         TEMPLETON
                                      VIP GROWTH         MUTUAL SHARES     TEMPLETON ASSET         MARKETS            GROWTH
                                       PORTFOLIO          SECURITIES          STRATEGY           SECURITIES         SECURITIES
                                      SUBACCOUNT          SUBACCOUNT         SUBACCOUNT          SUBACCOUNT         SUBACCOUNT
                                    -----------------   ----------------   ----------------  -----------------  -----------------
FROM OPERATIONS
   Net investment income (loss)      $       (5,995)     $        8,183     $       1,059     $          (483)   $       154,534
   Net realized gain (loss)                  (6,358)             49,109            22,390              16,707             18,257
   Net unrealized appreciation
       (depreciation)                       (60,408)            (27,034)          (44,173)            (27,296)          (180,940)
                                    -----------------   ----------------   ----------------  -----------------  -----------------
   Net increase (decrease)
       resulting from operations            (72,761)             30,258           (20,724)            (11,072)            (8,149)
                                    -----------------   ----------------   ----------------  -----------------  -----------------
FROM ACCUMULATION UNIT
     TRANSACTIONS
   Participant deposits                     389,981             228,494           238,250              91,102            379,293
   Participant transfers                    923,614             479,523            63,612              46,569            412,938
   Participant withdrawals                  (20,615)            (27,159)           (9,093)            (13,456)           (21,177)
                                    -----------------   ----------------   ----------------  -----------------  -----------------
   Net increase (decrease)
       in net assets resulting
       from participant transactions      1,292,980             680,858           292,769             124,215            771,054
                                    -----------------   ----------------   ----------------  -----------------  -----------------
   Net increase (decrease)
       in net assets                      1,220,219             711,116           272,045             113,143            762,905
NET ASSETS
   Beginning of period                      153,909             444,614           108,575             261,449            587,060
                                    -----------------   ----------------   ----------------  -----------------  -----------------
   End of period                     $    1,374,128      $    1,155,730     $     380,620     $       374,592    $     1,349,965
                                    =================   ================   ================  =================  =================

                      See Notes to Financial Statements

                      STATEMENTS OF CHANGES IN NET ASSETS
                     FOR THE PERIOD ENDED DECEMBER 31, 2001
                                    (CONTINUED)

                                                        TEMPLETON                                        WANGER
                                                      INTERNATIONAL    TECHNOLOGY                     INTERNATIONAL
                                                        SECURITIES      PORTFOLIO     WANGER FOREIGN    SMALL CAP     WANGER TWENTY
                                                        SUBACCOUNT     SUBACCOUNT    FORTY SUBACCOUNT  SUBACCOUNT      SUBACCOUNT
                                                     --------------  --------------  ---------------  -------------  -------------
FROM OPERATIONS
   Net investment income (loss)                      $     33,385    $     (9,738)   $    (3,579)     $    (14,478)  $    (1,946)
   Net realized gain (loss)                               366,773        (345,184)        26,821           516,398         2,108
   Net unrealized appreciation (depreciation)            (680,407)       (142,502)      (215,758)         (918,630)       29,638
                                                     --------------  --------------  ---------------  -------------  -------------
   Net increase (decrease) resulting from operations     (280,249)       (497,424)      (192,516)         (416,710)       29,800
                                                     --------------  --------------  ---------------  -------------  -------------
FROM ACCUMULATION UNIT TRANSACTIONS
   Participant deposits                                   420,142         421,731        332,224           689,052        77,819
   Participant transfers                                  297,602        (282,596)        80,230           172,981       125,744
   Participant withdrawals                                (93,528)        (28,657)       (40,189)          (67,875)      (11,554)
                                                     --------------  --------------  ---------------  -------------  -------------
   Net increase (decrease) in net assets resulting
       from participant transactions                      624,216         110,478        372,265           794,158       192,009
                                                     --------------  --------------  --------------   -------------  -------------
   Net increase (decrease) in net assets                  343,967        (386,946)       179,749           377,448       221,809
NET ASSETS
   Beginning of period                                  1,463,069       1,484,443        494,157         1,521,695       113,991
                                                     --------------  --------------  ---------------  -------------  -------------
   End of period                                     $  1,807,036    $  1,097,497    $   673,906      $  1,899,143   $   335,800
                                                     ==============  ==============  ===============  =============  =============


                                                        WANGER U.S.
                                                         SMALL CAP
                                                        SUBACCOUNT
                                                      --------------
FROM OPERATIONS
   Net investment income (loss)                       $    (47,276)
   Net realized gain (loss)                                 33,559
   Net unrealized appreciation (depreciation)              716,350
                                                      --------------
   Net increase (decrease) resulting from operations       702,633
                                                      --------------
FROM ACCUMULATION UNIT TRANSACTIONS
   Participant deposits                                  1,439,415
   Participant transfers                                   420,810
   Participant withdrawals                                (251,789)
                                                      --------------
   Net increase (decrease) in net assets resulting
       from participant transactions                     1,608,436
                                                      --------------
   Net increase (decrease) in net assets                 2,311,069
NET ASSETS
   Beginning of period                                   5,362,408
                                                      --------------
   End of period                                      $  7,673,477
                                                      ==============

Footnotes For Statements of Changes in Net Assets
For the period ended December 31, 2001

(1) From Inception January 16, 2001 to December 31, 2001
(2) From Inception January 26, 2001 to December 31, 2001
(3) From Inception May 17, 2001 to December 31, 2001
(4) From Inception June 18, 2001 to December 31, 2001
(5) From Inception November 28, 2001 to December 31, 2001
(6) From Inception November 30, 2001 to December 31, 2001

                      See Notes to Financial Statements

                      STATEMENT OF CHANGES IN NET ASSETS
                    FOR THE PERIOD ENDED DECEMBER 31, 2000

                                                                                                GOODWIN MULTI-       OAKHURST
                                                          GOODWIN MONEY        ENGEMANN         SECTOR FIXED        STRATEGIC
                                                              MARKET         CAPITAL GROWTH        INCOME           ALLOCATION
                                                            SUBACCOUNT        SUBACCOUNT         SUBACCOUNT         SUBACCOUNT
                                                        -----------------  -----------------  -----------------  -----------------
FROM OPERATIONS
   Net investment income (loss)                          $      502,775     $     (176,029)    $      224,029     $       52,561
   Net realized gain (loss)                                         -              954,977                735            298,751
   Net unrealized appreciation (depreciation)                       -           (5,499,898)           (53,633)          (354,470)
                                                        -----------------  -----------------  -----------------  -----------------
   Net increase (decrease) resulting from operations            502,775         (4,720,950)           171,131             (3,158)
                                                        -----------------  -----------------  -----------------  -----------------
FROM ACCUMULATION UNIT TRANSACTIONS
   Participant deposits                                      27,243,031          5,099,909            453,097            624,851
   Participant transfers                                    (23,676,298)         3,239,099            354,692            532,267
   Participant withdrawals                                   (2,134,571)          (458,190)           (52,876)           (61,217)
                                                        -----------------  -----------------  -----------------  -----------------
   Net increase (decrease) in net assets resulting
      from participant transactions                           1,432,162          7,880,818            754,913          1,095,901
                                                        -----------------  -----------------  -----------------  -----------------
   Net increase (decrease) in net assets                      1,934,937          3,159,868            926,044          1,092,743
NET ASSETS
   Beginning of period                                       12,821,316         18,742,630          2,521,458          1,903,101
                                                        -----------------  -----------------  -----------------  -----------------
   End of period                                         $   14,756,253     $   21,902,498     $    3,447,502     $    2,995,844
                                                        =================  =================  =================  =================

                                                                                                DUFF & PHELPS         SENECA
                                                             ABERDEEN           OAKHURST         REAL ESTATE         STRATEGIC
                                                          INTERNATIONAL         BALANCED         SECURITIES           THEME
                                                            SUBACCOUNT         SUBACCOUNT        SUBACCOUNT         SUBACCOUNT
                                                        -----------------  -----------------  -----------------  -----------------
FROM OPERATIONS
   Net investment income (loss)                          $           70     $       79,767     $       15,702     $      (34,500)
   Net realized gain (loss)                                     365,120            461,414             16,462            632,727
   Net unrealized appreciation (depreciation)                (1,153,625)          (553,377)            83,392         (1,153,183)
                                                        -----------------  -----------------  -----------------  -----------------
   Net increase (decrease) resulting from operations           (788,435)           (12,196)           115,556           (914,956)
                                                        -----------------  -----------------  -----------------  -----------------
FROM ACCUMULATION UNIT TRANSACTIONS
   Participant deposits                                         919,183            896,831             72,690            967,567
   Participant transfers                                        735,093            455,038             78,964          2,289,338
   Participant withdrawals                                      (75,842)           (49,658)           (12,979)           (85,029)
                                                        -----------------  -----------------  -----------------  -----------------
   Net increase (decrease) in net assets resulting
      from participant transactions                           1,578,434          1,302,211            138,675          3,171,876
                                                        -----------------  -----------------  -----------------  -----------------
   Net increase (decrease) in net assets                        789,999          1,290,015            254,231          2,256,920
NET ASSETS
   Beginning of period                                        3,945,372          3,057,378            308,213          2,490,394
                                                        -----------------  -----------------  -----------------  -----------------
   End of period                                         $    4,735,371     $    4,347,393     $      562,444     $    4,747,314
                                                        =================  =================  =================  =================

                                                                              J.P.MORGAN
                                                           ABERDEEN NEW        RESEARCH        ENGEMANN NIFTY       SENACA MID-
                                                               ASIA         ENHANCED INDEX         FIFTY             CAP GROWTH
                                                            SUBACCOUNT        SUBACCOUNT         SUBACCOUNT          SUBACCOUNT
                                                        -----------------  -----------------  -----------------  -----------------
FROM OPERATIONS
   Net investment income (loss)                          $        5,761     $        6,169     $      (33,277)    $      (15,313)
   Net realized gain (loss)                                      19,240            317,802              3,103            230,612
   Net unrealized appreciation (depreciation)                   (34,521)        (1,582,596)          (907,885)          (251,514)
                                                        -----------------  -----------------  -----------------  -----------------
   Net increase (decrease) resulting from operations             (9,520)        (1,258,625)          (938,059)           (36,215)
                                                        -----------------  -----------------  -----------------  -----------------
FROM ACCUMULATION UNIT TRANSACTIONS
   Participant deposits                                          55,717          2,404,768            848,549            311,870
   Participant transfers                                        115,463          1,869,680          1,245,841          1,773,040
   Participant withdrawals                                       (2,093)          (199,858)           (59,826)           (43,498)
                                                        -----------------  -----------------  -----------------  -----------------
   Net increase (decrease) in net assets resulting
      from participant transactions                             169,087          4,074,580          2,034,564          2,041,412
                                                        -----------------  -----------------  -----------------  -----------------
   Net increase (decrease) in net assets                        159,567          2,815,955          1,096,505          2,005,197
NET ASSETS
   Beginning of period                                           73,272          7,880,643          3,162,711            754,304
                                                        -----------------  -----------------  -----------------  -----------------
   End of period                                         $      232,839     $   10,696,608      $   4,259,216     $    2,759,501
                                                        =================  =================  =================  =================

                       See Notes to Financial Statements

                      STATEMENT OF CHANGES IN NET ASSETS
                    FOR THE PERIOD ENDED DECEMBER 31, 2000
                                  (CONTINUED)

                                                              OAKHURST                               SANFORD
                                                             GROWTH AND      HOLLISTER VALUE      BERNSTEIN MID-      WANGER U.S.
                                                               INCOME             EQUITY            CAP VALUE         SMALL CAP
                                                             SUBACCOUNT         SUBACCOUNT         SUBACCOUNT         SUBACCOUNT
                                                          ----------------  ------------------  -----------------  ----------------

FROM OPERATIONS
     Net investment income (loss)                          $       (6,729)   $           (478)   $         1,567    $      (29,170)
     Net realized gain (loss)                                      23,132             311,344              4,432           526,238
     Net unrealized appreciation (depreciation)                  (319,035)            349,648            182,563          (806,272)
                                                          ----------------  ------------------  -----------------  ----------------
     Net increase (decrease) resulting from operations           (302,632)            660,514            188,562          (309,204)
                                                          ----------------  ------------------  -----------------  ----------------
FROM ACCUMULATION UNIT TRANSACTIONS
     Participant deposits                                         638,830             601,913            177,806         1,047,372
     Participant transfers                                      1,300,162           1,243,212            196,615         1,080,139
     Participant withdrawals                                      (89,372)            (38,379)           (18,353)         (108,987)
                                                          ----------------  ------------------  -----------------  ----------------
     Net increase (decrease) in net assets resulting
        from participant transactions                           1,849,620           1,806,746            356,068         2,018,524
                                                          ----------------  ------------------  -----------------  ----------------
     Net increase (decrease) in net assets                      1,546,988           2,467,260            544,630         1,709,320
NET ASSETS
     Beginning of period                                        2,665,947           1,231,943            801,306         3,653,088
                                                          ----------------  ------------------  -----------------  ----------------
     End of period                                         $    4,212,935    $      3,699,203    $     1,345,936    $    5,362,408
                                                          ================  ==================  =================  ================

                                                               WANGER           TEMPLETON
                                                           INTERNATIONAL          ASSET            TEMPLETON          TEMPLETON
                                                             SMALL CAP           STRATEGY            GROWTH         INTERNATIONAL
                                                             SUBACCOUNT         SUBACCOUNT         SUBACCOUNT         SUBACCOUNT
                                                          ----------------  ------------------  -----------------  ----------------
FROM OPERATIONS
     Net investment income (loss)                          $      (11,736)   $            926    $            39    $        8,956
     Net realized gain (loss)                                     136,860              11,557             51,848           121,377
     Net unrealized appreciation (depreciation)                  (693,698)            (13,780)           (17,060)         (149,277)
                                                          ----------------  ------------------  -----------------  ----------------
     Net increase (decrease) resulting from operations           (568,574)             (1,297)            34,827           (18,944)
                                                          ----------------  ------------------  -----------------  ----------------
FROM ACCUMULATION UNIT TRANSACTIONS
     Participant deposits                                         464,399              29,785             68,882           288,104
     Participant transfers                                        814,296              19,074             73,774           557,987
     Participant withdrawals                                      (49,659)             (6,549)            (7,527)          (19,291)
                                                          ----------------  ------------------  -----------------  ----------------
     Net increase (decrease) in net assets resulting
        from participant transactions                           1,229,036              42,310            135,129           826,800
                                                          ----------------  ------------------  -----------------  ----------------
     Net increase (decrease) in net assets                        660,462              41,013            169,956           807,856
NET ASSETS
     Beginning of period                                          861,233              67,562            417,104           655,213
                                                          ----------------  ------------------  -----------------  ----------------
     End of period                                         $    1,521,695    $        108,575    $       587,060    $    1,463,069
                                                          ================  ==================  =================  ================

                                                             TEMPLETON
                                                             DEVELOPING       MUTUAL SHARES                            WANGER
                                                              MARKETS          INVESTMENTS        WANGER TWENTY     FOREIGN FORTY
                                                             SUBACCOUNT         SUBACCOUNT         SUBACCOUNT         SUBACCOUNT
                                                          ----------------  ------------------  -----------------  ----------------
FROM OPERATIONS
     Net investment income (loss)                          $          282    $            (81)   $          (516)   $       (2,080)
     Net realized gain (loss)                                      (4,209)              8,649              2,218             6,363
     Net unrealized appreciation (depreciation)                  (107,497)             32,412              3,659           (47,915)
                                                          ----------------  ------------------  -----------------  ----------------
     Net increase (decrease) resulting from operations           (111,424)             40,980              5,361           (43,632)
                                                          ----------------  ------------------  -----------------  ----------------
FROM ACCUMULATION UNIT TRANSACTIONS
     Participant deposits                                          74,719             164,560             30,877            83,206
     Participant transfers                                         43,486             118,880             66,146           447,655
     Participant withdrawals                                       (1,802)             (9,078)            (3,371)           (8,783)
                                                          ----------------  ------------------  -----------------  ----------------
     Net increase (decrease) in net assets resulting
        from participant transactions                             116,403             274,362             93,652           522,078
                                                          ----------------  ------------------  -----------------  ----------------
     Net increase (decrease) in net assets                          4,979             315,342             99,013           478,446
NET ASSETS
     Beginning of period                                          256,470             129,272             14,978            15,711
                                                          ----------------  ------------------  -----------------  ----------------
     End of period                                         $      261,449    $        444,614    $       113,991    $      494,157
                                                          ================  ==================  =================  ================

                       See Notes to Financial Statements

                      STATEMENT OF CHANGES IN NET ASSETS
                    FOR THE PERIOD ENDED DECEMBER 31, 2000
                                  (CONTINUED)

                                                                                                  FEDERATED U.S.    FEDERATED HIGH
                                                           EAFE(R) EQUITY      BANKERS TRUST         GOV'T           INCOME BOND
                                                               INDEX              DOW 30          SECURITIES II        FUND II
                                                             SUBACCOUNT        SUBACCOUNT(1)       SUBACCOUNT        SUBACCOUNT
                                                          ----------------  ------------------  -----------------  ----------------

FROM OPERATIONS
     Net investment income (loss)                          $       (2,238)   $            584    $         4,127    $       20,441
     Net realized gain (loss)                                       8,926               2,244                 82               (19)
     Net unrealized appreciation (depreciation)                   (52,220)                243             10,793           (59,639)
                                                          ----------------  ------------------  -----------------  ----------------
     Net increase (decrease) resulting from operations            (45,532)              3,071             15,002           (39,217)
                                                          ----------------  ------------------  -----------------  ----------------
FROM ACCUMULATION UNIT TRANSACTIONS
     Participant deposits                                         106,207               9,927             86,264            62,462
     Participant transfers                                        508,252             164,149            239,181           403,416
     Participant withdrawals                                      (13,841)             (4,349)            (6,248)           (8,047)
                                                          ----------------  ------------------  -----------------  ----------------
     Net increase (decrease) in net assets resulting
        from participant transactions                             600,618             169,727            319,197           457,831
                                                          ----------------  ------------------  -----------------  ----------------
     Net increase (decrease) in net assets                        555,086             172,798            334,199           418,614
NET ASSETS
     Beginning of period                                           14,565                 -               27,410            13,977
                                                          ----------------  ------------------  -----------------  ----------------
     End of period                                         $      569,651    $        172,798    $       361,609    $      432,591
                                                          ================  ==================  =================  ================

                                                           FEDERATED U.S.       JANUS EQUITY                        JANUS FLEXIBLE
                                                             GOV'T BOND            INCOME          JANUS GROWTH         INCOME
                                                            SUBACCOUNT(2)        SUBACCOUNT         SUBACCOUNT        SUBACCOUNT
                                                          ----------------  ------------------  -----------------  ----------------
FROM OPERATIONS
     Net investment income (loss)                          $         5,299   $           478     $        (5,702)   $        2,958
     Net realized gain (loss)                                           21              (137)             (3,376)               43
     Net unrealized appreciation (depreciation)                     10,609           (21,111)           (268,012)              474
                                                          ----------------  ------------------  -----------------  ----------------
     Net increase (decrease) resulting from operations              15,929           (20,770)           (277,090)            3,475
                                                          ----------------  ------------------  -----------------  ----------------
FROM ACCUMULATION UNIT TRANSACTIONS
     Participant deposits                                            7,686            58,781             380,995            10,338
     Participant transfers                                         239,387           271,737           1,677,855            60,951
     Participant withdrawals                                        (1,672)          (10,626)            (35,582)           (1,635)
                                                          ----------------  ------------------  -----------------  ----------------
     Net increase (decrease) in net assets resulting
        from participant transactions                              245,401           319,892           2,023,268            69,654
                                                          ----------------  ------------------  -----------------  ----------------
     Net increase (decrease) in net assets                         261,330           299,122           1,746,178            73,129
NET ASSETS
     Beginning of period                                               -               6,037               9,572             3,961
                                                          ----------------  ------------------  -----------------  ----------------
     End of period                                         $       261,330   $       305,159     $     1,755,750    $       77,090
                                                          ================  ==================  =================  ================

                                                                             MORGAN STANLEY
                                                           MORGAN STANLEY      TECHNOLOGY         FIDELITY VIP       FIDELITY VIP
                                                            FOCUS EQUITY        PORTFOLIO          CONTRAFUND           GROWTH
                                                            SUBACCOUNT(3)      SUBACCOUNT         SUBACCOUNT(4)      SUBACCOUNT(5)
                                                          ----------------  ------------------  -----------------  ----------------
FROM OPERATIONS
     Net investment income (loss)                          $          (833)  $        (9,124)    $          (123)   $         (414)
     Net realized gain (loss)                                           98           130,008                 (58)              (89)
     Net unrealized appreciation (depreciation)                    (24,048)         (861,646)             (2,214)          (23,569)
                                                          ----------------  ------------------  -----------------  ----------------
     Net increase (decrease) resulting from operations             (24,783)         (740,762)             (2,395)          (24,072)
                                                          ----------------  ------------------  -----------------  ----------------
FROM ACCUMULATION UNIT TRANSACTIONS
     Participant deposits                                            7,291         1,512,825              14,966            97,679
     Participant transfers                                         163,948           737,079              52,824            80,302
     Participant withdrawals                                        (1,799)          (25,458)               (874)              -
                                                          ----------------  ------------------  -----------------  ----------------
     Net increase (decrease) in net assets resulting
        from participant transactions                              169,440         2,224,446              66,916           177,981
                                                          ----------------  ------------------  -----------------  ----------------
     Net increase (decrease) in net assets                         144,657         1,483,684              64,521           153,909
NET ASSETS
     Beginning of period                                               -                 759                 -                 -
                                                          ----------------  ------------------  -----------------  ----------------
     End of period                                         $       144,657   $     1,484,443     $        64,521    $      153,909
                                                          ================  ==================  =================  ================

                       See Notes to Financial Statements

                      STATEMENT OF CHANGES IN NET ASSETS
                    FOR THE PERIOD ENDED DECEMBER 31, 2000
                                  (CONTINUED)

                                                            FIDELITY VIP      ALGER AMERICAN       ENGEMANN         BANKERS TRUST
                                                               GROWTH           LEVERAGED        SMALL & MID         NASDAQ 100
                                                            OPPORTUNITIES         ALL-CAP         CAP GROWTH          INDEX(R)
                                                            SUBACCOUNT(6)      SUBACCOUNT(5)     SUBACCOUNT(7)      SUBACCOUNT(8)
                                                          ----------------  ------------------  -----------------  ----------------
FROM OPERATIONS
     Net investment income (loss)                          $         (193)   $          (411)    $           (50)   $         (149)
     Net realized gain (loss)                                         (34)              (157)                (21)              -
     Net unrealized appreciation (depreciation)                    (8,064)           (35,104)             (5,342)          (26,565)
                                                          ----------------  ------------------  -----------------  ----------------
     Net increase (decrease) resulting from operations             (8,291)           (35,672)             (5,413)          (26,714)
                                                          ----------------  ------------------  -----------------  ----------------
FROM ACCUMULATION UNIT TRANSACTIONS
     Participant deposits                                           6,417            111,128               5,110               -
     Participant transfers                                        177,684             85,456              29,210           201,990
     Participant withdrawals                                         (261)               -                  (484)             (186)
                                                          ----------------  ------------------  -----------------  ----------------
     Net increase (decrease) in net assets resulting
        from participant transactions                             183,840            196,584              33,836           201,804
                                                          ----------------  ------------------  -----------------  ----------------
     Net increase (decrease) in net assets                        175,549            160,912              28,423           175,090
NET ASSETS
     Beginning of period                                              -                  -                   -                 -
                                                          ----------------  ------------------  -----------------  ----------------
     End of period                                         $      175,549    $       160,912     $        28,423    $      175,090
                                                          ================  ==================  =================  ================

Footnotes for Statements of Changes in Net Assets
For the period ended December 31, 2000

(1)  From inception February 16, 2000 to December 31, 2000
(2)  From inception February 7, 2000 to December 31, 2000
(3)  From inception February 4, 2000 to December 31, 2000
(4)  From inception July 12, 2000 to December 31, 2000
(5)  From inception June 20, 2000 to December 31, 2000
(6)  From inception July 27, 2000 to December 31, 2000
(7)  From inception November 20, 2000 to December 31, 2000
(8)  From inception September 5, 2000 to December 31, 2000

                       See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS
                     FOR THE PERIOD ENDED DECEMBER 31, 1999

                                                                        ENGEMANN        GOODWIN
                                                             GOODWIN        CAPITAL      MULTI-SECTOR
                                                           MONEY MARKET     GROWTH       FIXED INCOME
                                                            SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                                                           ------------   -----------     ----------
FROM OPERATIONS
     Net investment income (loss)......................    $    323,205   $   (53,619)    $  140,699
     Net realized gain (loss)..........................             -       1,321,587           (342)
     Net unrealized appreciation (depreciation)........             -       2,335,911        (72,581)
                                                           ------------   -----------     ----------
     Net increase (decrease) resulting from operations.         323,205     3,603,879         67,776
                                                           ------------   -----------     ----------
FROM ACCUMULATION UNIT TRANSACTIONS
     Participant deposits..............................      29,448,706     3,908,623      1,392,596
     Participant transfers.............................     (24,079,104)    7,685,873        790,859
     Participant withdrawals...........................      (1,256,272)     (400,734)       (33,134)
                                                           ------------   -----------     ----------
     Net increase (decrease) in net assets resulting
          from participant transactions................       4,113,330    11,193,762      2,150,321
                                                           ------------   -----------     ----------
     Net increase (decrease) in net assets.............       4,436,535    14,797,641      2,218,097
NET ASSETS
     Beginning of period...............................       8,384,781     3,944,989        303,361
                                                           ------------   -----------     ----------
     End of period.....................................    $ 12,821,316   $18,742,630     $2,521,458
                                                           ============   ===========     ==========


                                                             OAKHURST
                                                             STRATEGIC     ABERDEEN        OAKHURST
                                                            ALLOCATION   INTERNATIONAL     BALANCED
                                                            SUBACCOUNT    SUBACCOUNT      SUBACCOUNT
                                                           ------------  ------------     -----------
FROM OPERATIONS
     Net investment income (loss)......................    $     23,306   $    47,933      $   37,511
     Net realized gain (loss)..........................          85,640       419,905          99,588
     Net unrealized appreciation (depreciation)........          43,126       230,614         105,291
                                                           ------------   -----------      ----------
     Net increase (decrease) resulting from operations.         152,072       698,452         242,390
                                                           ------------   -----------      ----------
FROM ACCUMULATION UNIT TRANSACTIONS
     Participant deposits..............................         399,603     1,050,601         901,152
     Participant transfers.............................         841,894     1,434,311       1,378,652
     Participant withdrawals...........................        (144,007)     (149,308)        (59,099)
                                                           ------------   -----------      ----------
     Net increase (decrease) in net assets resulting
          from participant transactions................       1,097,490     2,335,604       2,220,705
                                                           ------------   -----------      ----------
     Net increase (decrease) in net assets.............       1,249,562     3,034,056       2,463,095
NET ASSETS
     Beginning of period...............................         653,539       911,316         594,283
                                                           ------------   -----------      ----------
     End of period.....................................    $  1,903,101   $ 3,945,372      $3,057,378
                                                           ============   ===========      ==========


                                                           DUFF & PHELPS    SENECA
                                                            REAL ESTATE    STRATEGIC      ABERDEEN
                                                            SECURITIES       THEME        NEW ASIA
                                                            SUBACCOUNT     SUBACCOUNT    SUBACCOUNT
                                                           ------------   -----------   ------------
FROM OPERATIONS
     Net investment income (loss)......................    $     13,570   $    (7,568)    $      238
     Net realized gain (loss)..........................          (4,314)      269,900          8,991
     Net unrealized appreciation (depreciation)........          (1,441)      251,231         14,163
                                                           ------------   -----------     ----------
     Net increase (decrease) resulting from operations.           7,815       513,563         23,392
                                                           ------------   -----------     ----------
FROM ACCUMULATION UNIT TRANSACTIONS
     Participant deposits..............................         125,841       611,116          5,522
     Participant transfers.............................         (14,213)    1,346,693         35,076
     Participant withdrawals...........................         (11,437)      (24,510)          (226)
                                                           ------------   -----------     ----------
     Net increase (decrease) in net assets resulting
          from participant transactions................         100,191     1,933,299         40,372
                                                           ------------   -----------     ----------
     Net increase (decrease) in net assets.............         108,006     2,446,862         63,764
NET ASSETS
     Beginning of period...............................         200,207        43,532          9,508
                                                           ------------   -----------     ----------
     End of period.....................................    $    308,213   $ 2,490,394     $   73,272
                                                           ============   ===========     ==========

                        See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS
                     FOR THE PERIOD ENDED DECEMBER 31, 1999
                                  (CONTINUED)

                                                            RESEARCH                         SENECA
                                                            ENHANCED       ENGEMANN         MID-CAP
                                                             INDEX        NIFTY FIFTY        GROWTH
                                                           SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
                                                         -------------   -------------   -------------
FROM OPERATIONS
   Net investment income (loss)......................    $      14,253   $     (11,445)  $      (2,179)
   Net realized gain (loss)..........................          404,332           1,098          18,735
   Net unrealized appreciation (depreciation)........          430,150         532,906         182,959
                                                         -------------   -------------   -------------
   Net increase (decrease) resulting from operations.          848,735         522,559         199,515
                                                         -------------   -------------   -------------
FROM ACCUMULATION UNIT TRANSACTIONS
   Participant deposits..............................        1,779,796       1,027,701         132,491
   Participant transfers.............................        3,620,581       1,462,580         388,734
   Participant withdrawals...........................         (156,950)        (21,253)         (7,402)
                                                         -------------   -------------   -------------
   Net increase (decrease) in net assets resulting
        from participant transactions................        5,243,427       2,469,028         513,823
                                                         -------------   -------------   -------------
   Net increase (decrease) in net assets.............        6,092,162       2,991,587         713,338
NET ASSETS
   Beginning of period...............................        1,788,481         171,124          40,966
                                                         -------------   -------------   -------------
   End of period.....................................    $   7,880,643   $   3,162,711   $     754,304
                                                         =============   =============   =============

                                                            OAKHURST                        SCHAFER
                                                           GROWTH AND       HOLLISTER       MID-CAP
                                                             INCOME       VALUE EQUITY       VALUE
                                                           SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
                                                         -------------   -------------   -------------
FROM OPERATIONS
   Net investment income (loss)......................    $       1,905   $      (1,977)  $       6,569
   Net realized gain (loss)..........................           30,688          84,725           1,763
   Net unrealized appreciation (depreciation)........          202,716         113,063         (45,714)
                                                         -------------   -------------   -------------
   Net increase (decrease) resulting from operations.          235,309         195,811         (37,382)
                                                         -------------   -------------   -------------
FROM ACCUMULATION UNIT TRANSACTIONS
   Participant deposits..............................          828,249         121,530         270,469
   Participant transfers.............................        1,211,828         755,256         538,319
   Participant withdrawals...........................          (29,691)         (1,176)        (15,444)
                                                         -------------   -------------   -------------
   Net increase (decrease) in net assets resulting
        from participant transactions................        2,010,386         875,610         793,344
                                                         -------------   -------------   -------------
   Net increase (decrease) in net assets.............        2,245,695       1,071,421         755,962
NET ASSETS
   Beginning of period...............................          420,252         160,522          45,344
                                                         -------------   -------------   -------------
   End of period.....................................    $   2,665,947   $   1,231,943   $     801,306
                                                         =============   =============   =============

                                                                         WANGER          TEMPLETON
                                                           WANGER U.S.   INTERNATIONAL        ASSET
                                                            SMALL CAP      SMALL CAP       ALLOCATION
                                                           SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
                                                         -------------   -------------   -------------
FROM OPERATIONS
   Net investment income (loss)......................    $     (18,340)  $       1,033   $         (57)
   Net realized gain (loss)..........................          147,294          17,464             421
   Net unrealized appreciation (depreciation)........          528,876         356,228           6,108
                                                         -------------   -------------   -------------
   Net increase (decrease) resulting from operations.          657,830         374,725           6,472
                                                         -------------   -------------   -------------
FROM ACCUMULATION UNIT TRANSACTIONS
   Participant deposits..............................        1,127,004         140,461          16,419
   Participant transfers.............................        1,113,963         215,179          42,299
   Participant withdrawals...........................          (65,418)        (15,054)         (3,007)
                                                         -------------   -------------   -------------
   Net increase (decrease) in net assets resulting
        from participant transactions................        2,175,549         340,586          55,711
                                                         -------------   -------------   -------------
   Net increase (decrease) in net assets.............        2,833,379         715,311          62,183
NET ASSETS
   Beginning of period...............................          819,709         145,922           5,379
                                                         -------------   -------------   -------------
   End of period.....................................    $   3,653,088   $     861,233   $      67,562
                                                         =============   =============   =============

                        See Notes to Financial Statements

                      STATEMENT OF CHANGES IN NET ASSETS
                    FOR THE PERIOD ENDED DECEMBER 31, 1999
                                 (CONTINUED)

                                                                                                                     TEMPLETON
                                                               TEMPLETON                  TEMPLETON                  DEVELOPING
                                                                 STOCK                   INTERNATIONAL                 MARKETS
                                                              SUBACCOUNT(1)              SUBACCOUNT(2)              SUBACCOUNT(3)
                                                            ---------------            ---------------            ---------------
FROM OPERATIONS
     Net investment income (loss).......................     $          676             $         (298)            $         (978)
     Net realized gain (loss)...........................             12,911                      8,240                     13,470
     Net unrealized appreciation (depreciation).........             50,339                     69,334                     28,087
                                                            ---------------            ---------------            ---------------
     Net increase (decrease) resulting from operations..             63,926                     77,276                     40,579
                                                            ---------------            ---------------            ---------------
FROM ACCUMULATION UNIT TRANSACTIONS
     Participant deposits...............................            248,257                    211,324                    197,156
     Participant transfers..............................            107,849                    370,789                     19,768
     Participant withdrawals............................             (2,928)                    (4,176)                    (1,033)
                                                            ---------------            ---------------            ---------------
     Net increase (decrease) in net assets resulting
          from participant transactions.................            353,178                    577,937                    215,891
                                                            ---------------            ---------------            ---------------
     Net increase (decrease) in net assets..............            417,104                    655,213                    256,470
NET ASSETS
     Beginning of period................................                -                          -                          -
                                                            ---------------            ---------------            ---------------
     End of period......................................     $      417,104             $      655,213             $      256,470
                                                            ===============            ===============            ===============

                                                                MUTUAL
                                                                SHARES                     WANGER                     WANGER
                                                              INVESTMENTS                  TWENTY                   FOREIGN FORTY
                                                              SUBACCOUNT(4)              SUBACCOUNT(5)              SUBACCOUNT(6)
                                                            ---------------            ---------------            ---------------
FROM OPERATIONS
     Net investment income (loss).......................     $        ( 292)             $         (27)            $          (33)
     Net realized gain (loss)...........................                677                         (6)                        19
     Net unrealized appreciation (depreciation).........              4,684                      1,658                      5,508
                                                            ---------------            ---------------            ---------------
     Net increase (decrease) resulting from operations..              5,069                      1,625                      5,494
                                                            ---------------            ---------------            ---------------
FROM ACCUMULATION UNIT TRANSACTIONS
     Participant deposits...............................              9,388                      7,215                      6,865
     Participant transfers..............................            117,144                      6,490                      3,493
     Participant withdrawals............................             (2,329)                      (352)                      (141)
                                                            ---------------            ---------------            ---------------
     Net increase (decrease) in net assets resulting
          from participant transactions.................            124,203                     13,353                     10,217
                                                            ---------------            ---------------            ---------------
     Net increase (decrease) in net assets..............            129,272                     14,978                     15,711
NET ASSETS
     Beginning of period................................                -                          -                          -
                                                            ---------------            ---------------            ---------------
     End of period......................................     $      129,272             $       14,978             $       15,711
                                                            ===============            ===============            ===============

                                                                                          FEDERATED                  FEDERATED
                                                               EAFE EQUITY                U.S. GOV'T                 HIGH INCOME
                                                                 INDEX                   SECURITIES II              BOND FUND II
                                                              SUBACCOUNT(7)              SUBACCOUNT(8)              SUBACCOUNT(9)
                                                            ---------------            ----------------           ---------------
FROM OPERATIONS
     Net investment income (loss).......................     $          208             $          (31)            $           (3)
     Net realized gain (loss)...........................                413                          0                        -
     Net unrealized appreciation (depreciation).........                657                       (172)                       -
                                                            ---------------            ---------------            ---------------
     Net increase (decrease) resulting from operations..              1,278                       (203)                        (3)
                                                            ---------------            ---------------            ---------------
FROM ACCUMULATION UNIT TRANSACTIONS
     Participant deposits...............................              1,369                      1,521                        -
     Participant transfers..............................             12,041                     26,242                     13,980
     Participant withdrawals............................               (123)                      (150)                       -
                                                            ---------------            ---------------            ---------------
     Net increase (decrease) in net assets resulting
          from participant transactions.................             13,287                     27,613                     13,980
                                                            ---------------            ---------------            ---------------
     Net increase (decrease) in net assets..............             14,565                     27,410                     13,977
NET ASSETS
     Beginning of period................................                -                          -                          -
                                                            ---------------            ---------------            ---------------
     End of period......................................     $       14,565             $       27,410             $       13,977
                                                            ===============            ===============            ===============

                       See Notes to Financial Statements

                      STATEMENT OF CHANGES IN NET ASSETS
                    FOR THE PERIOD ENDED DECEMBER 31, 1999
                                 (CONTINUED)

                                                                                                                      JANUS
                                                               JANUS EQUITY                JANUS                     FLEXIBLE
                                                                  INCOME                   GROWTH                     INCOME
                                                              SUBACCOUNT(10)            SUBACCOUNT(11)            SUBACCOUNT(12)
                                                             ---------------           ---------------            --------------
FROM OPERATIONS
     Net investment income (loss).......................      $          (1)             $         -               $           8
     Net realized gain (loss)...........................                -                          -                         -
     Net unrealized appreciation (depreciation).........                103                         41                        (3)
                                                             --------------            ---------------            --------------
     Net increase (decrease) resulting from operations..                102                         41                         5
                                                             --------------            ---------------            --------------
FROM ACCUMULATION UNIT TRANSACTIONS
     Participant deposits...............................                -                          -                         -
     Participant transfers..............................              5,935                      9,531                     3,956
     Participant withdrawals............................                -                          -                         -
                                                             --------------            ---------------           ---------------
     Net increase (decrease) in net assets resulting
          from participant transactions.................              5,935                      9,531                     3,956
                                                             --------------            ---------------           ---------------
     Net increase (decrease) in net assets..............              6,037                      9,572                     3,961
NET ASSETS
     Beginning of period................................                -                          -                         -
                                                             --------------            ---------------           ---------------
     End of period......................................      $       6,037             $        9,572            $        3,961
                                                             ==============            ===============           ===============

                                                                TECHNOLOGY
                                                                PORTFOLIO
                                                              SUBACCOUNT(13)
                                                              -------------
FROM OPERATIONS
     Net investment income (loss).......................      $         -
     Net realized gain (loss)...........................                -
     Net unrealized appreciation (depreciation).........                  3
                                                             --------------
     Net increase (decrease) resulting from operations..                  3
                                                             --------------
FROM ACCUMULATION UNIT TRANSACTIONS
     Participant deposits...............................                -
     Participant transfers..............................                756
     Participant withdrawals............................                -
                                                             --------------
     Net increase (decrease) in net assets resulting
          from participant transactions.................                756
                                                             --------------
     Net increase (decrease) in net assets..............                759
NET ASSETS
     Beginning of period................................                -
                                                             --------------
     End of period......................................      $         759
                                                             ==============

Footnotes for Statement of Changes in Net Assets
 For the period ended December 31, 1999

  (1) From inception January 14, 1999 to December 31, 1999
  (2) From inception January 8, 1999 to December 31, 1999
  (3) From inception March 1, 1999 to December 31, 1999
  (4) From inception January 15, 1999 to December 31, 1999
  (5) From inception June 1, 1999 to December 31, 1999
  (6) From inception March 16, 1999 to December 31, 1999
  (7) From inception September 2, 1999 to December 31, 1999
  (8) From inception August 24, 1999 to December 31, 1999
  (9) From inception December 22, 1999 to December 31, 1999
  (10) From inception December 28, 1999 to December 31, 1999
  (11) From inception December 29, 1999 to December 31, 1999
  (12) From inception December 27, 1999 to December 31, 1999
  (13) From inception December 29, 1999 to December 31, 1999

                       See Notes to Financial Statements

                                    ESTATE EDGE(R)
                     PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                             NOTES TO FINANCIAL STATEMENTS

NOTE 1--ORGANIZATION
     Phoenix Life Variable Universal Life Account (Estate Edge(R)) (the "Account"), formerly Phoenix Home Life Variable Universal Life Account, is a separate investment account of Phoenix Life Insurance Company ("Phoenix") (See
Note 10), formerly Phoenix Home Life Mutual Insurance Company. Phoenix is a wholly-owned subsidiary of The Phoenix Companies, Inc. The Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and was established June 17, 1985. The Account currently consists of 50 subaccounts, that invest in shares of a specific series of a mutual fund. The mutual funds include The Phoenix Edge Series Fund, AIM Variable Insurance Funds, The Alger American Fund, Deutsche Asset Management VIT Funds, Federated Insurance Series, Fidelity(R) Variable Insurance Products, Franklin Templeton Variable Insurance Products Trust -- Class 2, The Universal Institutional Funds, Inc. and Wanger Advisors Trust (the "Funds"). As of December 31, 2001, all subaccounts were available for investment.

     Each series has distinct investment objectives as outlined below. Additionally, contract owners also may direct the allocation of their investments between the Account and the Guaranteed Interest Account of the general account of Phoenix.

-----------------------------------------------------------------------------------------------------------------------------------
SERIES NAME                                                                  INVESTMENT OBJECTIVE
-----------                                                                  --------------------
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen International Series                                        High total return consistent with reasonable risk.
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen New Asia Series                                             Long-term capital appreciation.
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-AIM Mid-Cap Equity Series                                            Long-term growth of capital.
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Alliance/Bernstein Growth + Value Series                             Long-term capital growth.
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Deutsche Dow 30 Series (formerly, Phoenix-Bankers Trust Dow          Track the total return of the Dow Jones Industrial
30 Series)                                                                   Average(SM) before fund expenses.
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Deutsche Nasdaq-100 Index(R) Series (formerly, Phoenix-Bankers       Track the total return of the Nasdaq-100 Index(R)
Trust Nasdaq-100(R) Series)                                                  before fund expenses.
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Duff & Phelps Real Estate Securities Series                          Capital appreciation and income with approximately
                                                                             equal emphasis.
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Capital Growth Series (see Note 11)                         Intermediate and long-term growth of capital, with
                                                                             income as a secondary consideration.
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Nifty Fifty Series (see Note 11)                            Long-term capital appreciation.
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Small & Mid-Cap Growth Series                               Long-term growth of capital.
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Federated U.S. Government Bond Series (see Note 11)                  High total return.
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Money Market Series                                          High level of current income consistent with capital
                                                                             preservation and liquidity.
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Multi-Sector Fixed Income Series                             Long-term total return.
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Hollister Value Equity Series                                        Long-term capital appreciation and a secondary
                                                                             investment objective of current income.
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-J.P. Morgan Research Enhanced Index Series                           High total return.
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Janus Core Equity Series (formerly, Phoenix-Janus Equity Income      Long-term growth of capital.
Series) (see Note 11)
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Janus Flexible Income Series                                         Maximum total return consistent with the preservation
                                                                             of capital.
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Janus Growth Series (see Note 11)                                    Long-term capital growth in a manner consistent with
                                                                             the preservation of capital.
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-MFS Investors Growth Stock Series                                    Long-term growth of capital and future income rather
                                                                             than current income.
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-MFS Investors Trust Series                                           Long-term growth of capital and secondarily to provide
                                                                             reasonable current income.
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-MFS Value Series                                                     Capital appreciation and reasonable income.
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Morgan Stanley Focus Equity Series                                   Capital appreciation.
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Oakhurst Balanced Series (see Note 11)                               Reasonable income, long-term capital growth and
                                                                             conservation of capital.
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Oakhurst Growth and Income Series                                    Dividend growth, current income and capital.
-----------------------------------------------------------------------------------------------------------------------------------

                                    SA-22

                                    ESTATE EDGE(R)
                     PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                             NOTES TO FINANCIAL STATEMENTS

NOTE 1--ORGANIZATION (CONTINUED)

-----------------------------------------------------------------------------------------------------------------------------------
SERIES NAME                                                                  INVESTMENT OBJECTIVE
-----------                                                                  --------------------
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Oakhurst Strategic Allocation Series (see Note 11)                   High total return over an extended period of time
                                                                             consistent with prudent investment risk.
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Global Value Series                                Long-term capital appreciation.
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Mid-Cap Value Series                               Long-term capital appreciation with current income as
                                                                             the secondary investment objective.
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Small-Cap Value Series                             Long-term capital appreciation. Current income is a
                                                                             secondary investment objective.
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Mid-Cap Growth Series                                         Capital appreciation.
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Strategic Theme Series                                        Long-term appreciation of capital.
-----------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation Fund                                           Growth of capital.
-----------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Value Fund                                                          Long-term growth of capital.
-----------------------------------------------------------------------------------------------------------------------------------
Alger American Leveraged AllCap Portfolio                                    Long-term capital appreciation.
-----------------------------------------------------------------------------------------------------------------------------------
Deutsche VIT EAFE(R) Equity Index Fund                                       Replicate, before expenses, the performance of the
                                                                             Morgan Stanley Capital International EAFE(R) Index.
-----------------------------------------------------------------------------------------------------------------------------------
Deutsche VIT Equity 500 Index Fund                                           Replicate, before expenses, the performance of the
                                                                             Standard & Poor's 500 Composite Stock Price Index.
-----------------------------------------------------------------------------------------------------------------------------------
Federated Fund for U.S. Government Securities II (see Note 11)               Current income.
-----------------------------------------------------------------------------------------------------------------------------------
Federated High Income Bond Fund II                                           High current income.
-----------------------------------------------------------------------------------------------------------------------------------
VIP Contrafund(R) Portfolio                                                  Long-term capital appreciation.
-----------------------------------------------------------------------------------------------------------------------------------
VIP Growth Opportunities Portfolio                                           Capital appreciation.
-----------------------------------------------------------------------------------------------------------------------------------
VIP Growth Portfolio                                                         Capital growth.
-----------------------------------------------------------------------------------------------------------------------------------
Mutual Shares Securities Fund                                                Capital appreciation with income as a secondary
                                                                             objective.
-----------------------------------------------------------------------------------------------------------------------------------
Templeton Asset Strategy Fund                                                High level of total return.
-----------------------------------------------------------------------------------------------------------------------------------
Templeton Developing Markets Securities Fund                                 Long-term capital appreciation.
-----------------------------------------------------------------------------------------------------------------------------------
Templeton Growth Securities Fund                                             Long-term capital growth.
-----------------------------------------------------------------------------------------------------------------------------------
Templeton International Securities Fund                                      Long-term capital growth.
-----------------------------------------------------------------------------------------------------------------------------------
Technology Portfolio                                                         Long-term capital appreciation.
-----------------------------------------------------------------------------------------------------------------------------------
Wanger Foreign Forty                                                         Long-term capital growth.
-----------------------------------------------------------------------------------------------------------------------------------
Wanger International Small Cap                                               Long-term capital growth.
-----------------------------------------------------------------------------------------------------------------------------------
Wanger Twenty                                                                Long-term capital growth.
-----------------------------------------------------------------------------------------------------------------------------------
Wanger U.S. Small Cap                                                        Long-term capital growth.
-----------------------------------------------------------------------------------------------------------------------------------

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES
     A. VALUATION OF INVESTMENTS: Investments are made exclusively in the Funds and are valued at the net asset values per share of the respective series.

     B. INVESTMENT TRANSACTIONS AND RELATED INCOME: Investment transactions are recorded on the trade date. Realized gains and losses include capital gain distributions from the Funds as well as gains and losses on sales of shares in the Funds determined on the LIFO (last in, first out) basis.

     C. INCOME TAXES: The Account is not a separate entity from Phoenix and under current federal income tax law, income arising from the Account is not taxed since reserves are established equivalent to such income. Therefore, no provision for related federal taxes is required.

     D. DISTRIBUTIONS: Distributions from the Funds are recorded on the ex-dividend date.

     E. USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                                 ESTATE EDGE(R)
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

NOTE 3--PURCHASES AND SALES OF SHARES OF THE FUNDS
     Purchases and sales of shares of the Funds for the period ended December 31, 2001 aggregated the following:

SUBACCOUNT                                                           PURCHASES          SALES
----------                                                           ---------          -----
The Phoenix Edge Series Fund
     Phoenix-Aberdeen International Series                         $   8,674,350   $   7,479,697
     Phoenix-Aberdeen New Asia Series                                  2,121,730       2,091,869
     Phoenix-Deutsche Dow 30 Series                                    1,555,222         926,956
     Phoenix-Deutsche Nasdaq-100 Index(R) Series                       1,281,018         997,359
     Phoenix-Duff & Phelps Real Estate Securities Series               1,663,376       1,197,654
     Phoenix-Engemann Capital Growth Series                            6,328,021       2,504,210
     Phoenix-Engemann Nifty Fifty Series                               1,495,632         379,959
     Phoenix-Engemann Small & Mid-Cap Growth Series                      625,638         217,157
     Phoenix-Federated U.S. Government Bond Series                       251,153          43,499
     Phoenix-Goodwin Money Market Series                              56,585,554      47,248,497
     Phoenix-Goodwin Multi-Sector Fixed Income Series                  3,423,741         165,320
     Phoenix-Hollister Value Equity Series                             5,613,903       1,031,950
     Phoenix-J.P. Morgan Research Enhanced Index Series                3,042,278         634,429
     Phoenix-Janus Core Equity Series                                  1,295,974         145,767
     Phoenix-Janus Flexible Income Series                                669,557         153,172
     Phoenix-Janus Growth Series                                       1,533,360         362,072
     Phoenix-MFS Value Series(6)                                          12,807              29
     Phoenix-Morgan Stanley Focus Equity Series                          388,627         188,333
     Phoenix-Oakhurst Balanced Series                                  1,224,771         224,051
     Phoenix-Oakhurst Growth and Income Series                         3,488,348         571,582
     Phoenix-Oakhurst Strategic Allocation Series                      1,405,491         186,768
     Phoenix-Sanford Bernstein Global Value Series(2)                    208,036          50,590
     Phoenix-Sanford Bernstein Mid-Cap Value Series                    2,184,360         508,668
     Phoenix-Sanford Bernstein Small-Cap Value Series(1)                 407,882          13,790
     Phoenix-Seneca Mid-Cap Growth Series                              4,202,148       1,351,731
     Phoenix-Seneca Strategic Theme Series                             2,230,940         760,078

AIM Variable Insurance Funds
     AIM V.I. Capital Appreciation Fund(3)                                65,926             856
     AIM V.I. Value Fund(4)                                              140,470           8,876

The Alger American Fund
     Alger American Leveraged AllCap Portfolio                           686,082          93,995

Deutsche Asset Management VIT Funds
     Deutsche VIT EAFE(R) Equity Index Fund                              739,833         531,105
     Deutsche VIT Equity 500 Index Fund(5)                                25,858             165

Federated Insurance Series
     Federated Fund for U.S. Government Securities II                  1,151,380         135,362
     Federated High Income Bond Fund II                                  628,381         439,378

Fidelity(R) Variable Insurance Products
     VIP Contrafund(R) Portfolio                                         581,901         181,974
     VIP Growth Opportunities Portfolio                                   66,287           5,654
     VIP Growth Portfolio                                              1,344,323          42,975

Franklin Templeton Variable Insurance Products Trust -- Class 2
     Mutual Shares Securities Fund                                       849,382         110,683
     Templeton Asset Strategy Fund                                       376,305          59,987
     Templeton Developing Markets Securities Fund                      1,745,675       1,621,866
     Templeton Growth Securities Fund                                  1,021,244          76,983
     Templeton International Securities Fund                           6,388,595       5,363,037

The Universal Institutional Funds, Inc.
     Technology Portfolio                                             12,590,419      12,489,502

                                  ESTATE EDGE(R)
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

NOTE 3--PURCHASES AND SALES OF SHARES OF THE FUNDS (CONTINUED)

SUBACCOUNT                                                           PURCHASES          SALES
----------                                                           ---------          -----
Wanger Advisors Trust
     Wanger Foreign Forty                                          $   6,086,009   $   5,626,599
     Wanger International Small Cap                                    6,533,186       5,242,036
     Wanger Twenty                                                       266,107          75,860
     Wanger U.S. Small Cap                                             4,950,154       3,387,425

(1) From inception January 16, 2001 to December 31, 2001
(2) From inception January 26, 2001 to December 31, 2001
(3) From inception May 17, 2001 to December 31, 2001
(4) From inception June 18, 2001 to December 31, 2001
(5) From inception November 28, 2001 to December 31, 2001
(6) From inception November 30, 2001 to December 31, 2001

                                  ESTATE EDGE(R)
                    PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                           NOTES TO FINANCIAL STATEMENTS

NOTE 4--FINANCIAL HIGHLIGHTS
     A summary of Financial Highlights of the Account for the period ended December 31, 2001 follows:

                                                                                  PERIOD ENDED
                                                                                    12/31/01
                                                                                  ------------
THE PHOENIX EDGE SERIES:
PHOENIX-ABERDEEN INTERNATIONAL SERIES
Units                                                                               2,460,753
Unit Value, end of period                                                           $1.858378
Net assets, end of period (thousands)                                                  $4,573
Expenses as a % of average net assets                                                   0.80%
Net investment income as a % of average net assets                                     (0.80%)
Total return                                                                          (24.65%)

PHOENIX-ABERDEEN NEW ASIA SERIES
Units                                                                                 333,259
Unit Value, end of period                                                           $0.794792
Net assets, end of period (thousands)                                                    $265
Expenses as a % of average net assets                                                   0.80%
Net investment income as a % of average net assets                                      1.63%
Total return                                                                            0.21%

PHOENIX-DEUTSCHE DOW 30 SERIES
Units                                                                                 799,685
Unit Value, end of period                                                           $0.951463
Net assets, end of period (thousands)                                                    $761
Expenses as a % of average net assets                                                   0.80%
Net investment income as a % of average net assets                                      0.47%
Total return                                                                           (6.74%)

PHOENIX-DEUTSCHE NASDAQ-100 INDEX(R) SERIES
Units                                                                                 586,462
Unit Value, end of period                                                           $0.531117
Net assets, end of period (thousands)                                                    $311
Expenses as a % of average net assets                                                   0.80%
Net investment income as a % of average net assets                                     (0.80%)
Total return                                                                          (33.60%)

PHOENIX-DUFF & PHELPS REAL ESTATE SECURITIES SERIES
Units                                                                                 598,108
Unit Value, end of period                                                           $1.762490
Net assets, end of period (thousands)                                                  $1,054
Expenses as a % of average net assets                                                   0.80%
Net investment income as a % of average net assets                                      3.49%
Total return                                                                            5.76%

PHOENIX-ENGEMANN CAPITAL GROWTH SERIES
Units                                                                               4,640,712
Unit Value, end of period                                                           $3.689693
Net assets, end of period (thousands)                                                 $17,123
Expenses as a % of average net assets                                                   0.80%
Net investment income as a % of average net assets                                     (0.74%)
Total return                                                                          (35.11%)

PHOENIX-ENGEMANN NIFTY FIFTY SERIES
Units                                                                               4,576,805
Unit Value, end of period                                                           $0.809063
Net assets, end of period (thousands)                                                  $3,703
Expenses as a % of average net assets                                                   0.80%
Net investment income as a % of average net assets                                     (0.80%)
Total return                                                                          (35.83%)

                                ESTATE EDGE(R)
                 PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                         NOTES TO FINANCIAL STATEMENTS

NOTE 4--FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                  PERIOD ENDED
                                                                                    12/31/01
                                                                                  -------------
PHOENIX-ENGEMANN SMALL & MID-CAP GROWTH SERIES
Units                                                                                 725,224
Unit Value, end of period                                                           $0.530504
Net assets, end of period (thousands)                                                    $385
Expenses as a % of average net assets                                                   0.80%
Net investment income as a % of average net assets                                     (0.74%)
Total return                                                                          (27.31%)

PHOENIX-FEDERATED U.S. GOVERNMENT BOND SERIES
Units                                                                                 378,742
Unit Value, end of period                                                           $1.202125
Net assets, end of period (thousands)                                                    $455
Expenses as a % of average net assets                                                   0.80%
Net investment income as a % of average net assets                                      4.27%
Total return                                                                            4.17%

PHOENIX-GOODWIN MONEY MARKET SERIES
Units                                                                              14,281,002
Unit Value, end of period                                                           $1.686717
Net assets, end of period (thousands)                                                 $24,088
Expenses as a % of average net assets                                                   0.80%
Net investment income as a % of average net assets                                      2.75%
Total return                                                                            2.99%

PHOENIX-GOODWIN MULTI-SECTOR FIXED INCOME SERIES
Units                                                                               2,569,280
Unit Value, end of period                                                           $2.544533
Net assets, end of period (thousands)                                                  $6,538
Expenses as a % of average net assets                                                   0.80%
Net investment income as a % of average net assets                                      8.35%
Total return                                                                            5.24%

PHOENIX-HOLLISTER VALUE EQUITY SERIES
Units                                                                               5,257,047
Unit Value, end of period                                                           $1.401124
Net assets, end of period (thousands)                                                  $7,366
Expenses as a % of average net assets                                                   0.80%
Net investment income as a % of average net assets                                      0.22%
Total return                                                                          (18.62%)

PHOENIX-J.P. MORGAN RESEARCH ENHANCED INDEX SERIES
Units                                                                               9,188,345
Unit Value, end of period                                                           $1.260084
Net assets, end of period (thousands)                                                 $11,578
Expenses as a % of average net assets                                                   0.80%
Net investment income as a % of average net assets                                     (0.07%)
Total return                                                                          (12.34%)

PHOENIX-JANUS CORE EQUITY SERIES
Units                                                                               1,618,687
Unit Value, end of period                                                           $0.830416
Net assets, end of period (thousands)                                                  $1,344
Expenses as a % of average net assets                                                   0.80%
Net investment income as a % of average net assets                                      0.13%
Total return                                                                          (12.34%)

                                  ESTATE EDGE(R)
                    PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                           NOTES TO FINANCIAL STATEMENTS

NOTE 4--FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                  PERIOD ENDED
                                                                                    12/31/01
                                                                                  -------------
PHOENIX-JANUS FLEXIBLE INCOME SERIES
Units                                                                                 523,721
Unit Value, end of period                                                           $1.124570
Net assets, end of period (thousands)                                                    $589
Expenses as a % of average net assets                                                   0.80%
Net investment income as a % of average net assets                                      5.03%
Total return                                                                            6.38%

PHOENIX-JANUS GROWTH SERIES
Units                                                                               3,454,536
Unit Value, end of period                                                           $0.668005
Net assets, end of period (thousands)                                                  $2,308
Expenses as a % of average net assets                                                   0.80%
Net investment income as a % of average net assets                                     (0.80%)
Total return                                                                          (24.46%)

PHOENIX-MFS VALUE SERIES(6)
Units                                                                                  12,206
Unit Value, end of period                                                           $1.055814
Net assets, end of period (thousands)                                                     $13
Expenses as a % of average net assets                                                   0.80% (7)
Net investment income as a % of average net assets                                      1.60% (7)
Total return                                                                            2.05%

PHOENIX-MORGAN STANLEY FOCUS EQUITY SERIES
Units                                                                                 446,801
Unit Value, end of period                                                           $0.709434
Net assets, end of period (thousands)                                                    $317
Expenses as a % of average net assets                                                   0.80%
Net investment income as a % of average net assets                                     (0.80%)
Total return                                                                          (15.77%)

PHOENIX-OAKHURST BALANCED SERIES
Units                                                                               2,234,260
Unit Value, end of period                                                           $2.353623
Net assets, end of period (thousands)                                                  $5,259
Expenses as a % of average net assets                                                   0.80%
Net investment income as a % of average net assets                                      1.89%
Total return                                                                            1.77%

PHOENIX-OAKHURST GROWTH AND INCOME SERIES
Units                                                                               5,991,771
Unit Value, end of period                                                           $1.119103
Net assets, end of period (thousands)                                                  $6,705
Expenses as a % of average net assets                                                   0.80%
Net investment income as a % of average net assets                                     (0.18%)
Total return                                                                           (8.91%)

PHOENIX-OAKHURST STRATEGIC ALLOCATION SERIES
Units                                                                               1,113,366
Unit Value, end of period                                                           $3.711403
Net assets, end of period (thousands)                                                  $4,132
Expenses as a % of average net assets                                                   0.80%
Net investment income as a % of average net assets                                      1.81%
Total return                                                                            1.05%

                                ESTATE EDGE(R)
                 PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                        NOTES TO FINANCIAL STATEMENTS

NOTE 4--FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                  PERIOD ENDED
                                                                                    12/31/01
                                                                                  -------------
PHOENIX-SANFORD BERNSTEIN GLOBAL VALUE SERIES(2)
Units                                                                                 169,290
Unit Value, end of period                                                           $0.920189
Net assets, end of period (thousands)                                                    $156
Expenses as a % of average net assets                                                   0.80% (7)
Net investment income as a % of average net assets                                      0.67% (7)
Total return                                                                           (7.98%)

PHOENIX-SANFORD BERNSTEIN MID-CAP VALUE SERIES
Units                                                                               3,245,749
Unit Value, end of period                                                           $1.066210
Net assets, end of period (thousands)                                                  $3,461
Expenses as a % of average net assets                                                   0.80%
Net investment income as a % of average net assets                                      0.82%
Total return                                                                           22.00%

PHOENIX-SANFORD BERNSTEIN SMALL-CAP VALUE SERIES(1)
Units                                                                                 360,540
Unit Value, end of period                                                           $1.149967
Net assets, end of period (thousands)                                                    $415
Expenses as a % of average net assets                                                   0.80% (7)
Net investment income as a % of average net assets                                      0.64% (7)
Total return                                                                           15.00%

PHOENIX-SENECA MID-CAP GROWTH SERIES
Units                                                                               3,355,335
Unit Value, end of period                                                           $1.399206
Net assets, end of period (thousands)                                                  $4,695
Expenses as a % of average net assets                                                   0.80%
Net investment income as a % of average net assets                                     (0.80%)
Total return                                                                          (25.89%)

PHOENIX-SENECA STRATEGIC THEME SERIES
Units                                                                               2,830,043
Unit Value, end of period                                                           $1.622804
Net assets, end of period (thousands)                                                  $4,593
Expenses as a % of average net assets                                                   0.80%
Net investment income as a % of average net assets                                     (0.80%)
Total return                                                                          (27.94%)

AIM VARIABLE INSURANCE FUNDS:
AIM V.I. CAPITAL APPRECIATION FUND(3)
Units                                                                                  73,759
Unit Value, end of period                                                           $0.866135
Net assets, end of period (thousands)                                                     $64
Expenses as a % of average net assets                                                   0.80% (7)
Net investment income as a % of average net assets                                    (0.81%) (7)
Total return                                                                         (13.39%)

AIM V.I. VALUE FUND(4)
Units                                                                                 144,969
Unit Value, end of period                                                           $0.939709
Net assets, end of period (thousands)                                                    $136
Expenses as a % of average net assets                                                   0.80% (7)
Net investment income as a % of average net assets                                    (0.24%) (7)
Total return                                                                          (6.03%)

                                  ESTATE EDGE(R)
                    PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                           NOTES TO FINANCIAL STATEMENTS

NOTE 4--FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                  PERIOD ENDED
                                                                                    12/31/01
                                                                                  -------------
THE ALGER AMERICAN FUND:
ALGER AMERICAN LEVERAGED ALLCAP PORTFOLIO
Units                                                                               1,103,864
Unit Value, end of period                                                           $0.619521
Net assets, end of period (thousands)                                                    $684
Expenses as a % of average net assets                                                   0.80%
Net investment income as a % of average net assets                                     (0.78%)
Total return                                                                          (16.61%)

DEUTSCHE ASSET MANAGEMENT VIT FUNDS:
DEUTSCHE VIT EAFE(R) EQUITY INDEX FUND
Units                                                                                 819,750
Unit Value, end of period                                                           $0.723980
Net assets, end of period (thousands)                                                    $593
Expenses as a % of average net assets                                                   0.80%
Net investment income as a % of average net assets                                     (0.80%)
Total return                                                                          (25.30%)

DEUTSCHE VIT EQUITY 500 INDEX FUND(5)
Units                                                                                  24,095
Unit Value, end of period                                                           $1.054972
Net assets, end of period (thousands)                                                     $25
Expenses as a % of average net assets                                                   0.80% (7)
Net investment income as a % of average net assets                                    (0.86%) (7)
Total return                                                                          (1.07%)

FEDERATED INSURANCE SERIES:
FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES II
Units                                                                               1,196,445
Unit Value, end of period                                                           $1.171253
Net assets, end of period (thousands)                                                  $1,401
Expenses as a % of average net assets                                                   0.80%
Net investment income as a % of average net assets                                      2.65%
Total return                                                                            6.17%

FEDERATED HIGH INCOME BOND FUND II
Units                                                                                 636,398
Unit Value, end of period                                                           $0.907544
Net assets, end of period (thousands)                                                    $578
Expenses as a % of average net assets                                                   0.80%
Net investment income as a % of average net assets                                      8.26%
Total return                                                                            0.57%

FIDELITY(R) VARIABLE INSURANCE PRODUCTS:
VIP CONTRAFUND(R) PORTFOLIO
Units                                                                                 557,097
Unit Value, end of period                                                           $0.801421
Net assets, end of period (thousands)                                                    $446
Expenses as a % of average net assets                                                   0.80%
Net investment income as a % of average net assets                                     (0.58%)
Total return                                                                          (13.06%)

VIP GROWTH OPPORTUNITIES PORTFOLIO
Units                                                                                 287,524
Unit Value, end of period                                                           $0.724955
Net assets, end of period (thousands)                                                    $208
Expenses as a % of average net assets                                                   0.80%
Net investment income as a % of average net assets                                     (0.58%)
Total return                                                                          (18.39%)

                                ESTATE EDGE(R)
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                        NOTES TO FINANCIAL STATEMENTS

NOTE 4--FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                  PERIOD ENDED
                                                                                    12/31/01
                                                                                  -------------
VIP GROWTH PORTFOLIO
Units                                                                               2,015,892
Unit Value, end of period                                                           $0.681648
Net assets, end of period (thousands)                                                  $1,374
Expenses as a % of average net assets                                                   0.80%
Net investment income as a % of average net assets                                     (0.80%)
Total return                                                                          (18.39%)

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST -- CLASS 2:
MUTUAL SHARES SECURITIES FUND
Units                                                                                 891,987
Unit Value, end of period                                                           $1.295681
Net assets, end of period (thousands)                                                  $1,156
Expenses as a % of average net assets                                                   0.80%
Net investment income as a % of average net assets                                      1.03%
Total return                                                                            6.19%

TEMPLETON ASSET STRATEGY FUND
Units                                                                                 343,027
Unit Value, end of period                                                           $1.109592
Net assets, end of period (thousands)                                                    $381
Expenses as a % of average net assets                                                   0.80%
Net investment income as a % of average net assets                                      0.42%
Total return                                                                          (10.67%)

TEMPLETON DEVELOPING MARKETS SECURITIES FUND
Units                                                                                 377,899
Unit Value, end of period                                                           $0.991250
Net assets, end of period (thousands)                                                    $375
Expenses as a % of average net assets                                                   0.80%
Net investment income as a % of average net assets                                     (0.14%)
Total return                                                                           (8.82%)

TEMPLETON GROWTH SECURITIES FUND
Units                                                                                 998,298
Unit Value, end of period                                                           $1.352266
Net assets, end of period (thousands)                                                  $1,350
Expenses as a % of average net assets                                                   0.80%
Net investment income as a % of average net assets                                     15.92%
Total return                                                                           (2.10%)

TEMPLETON INTERNATIONAL SECURITIES FUND
Units                                                                               1,889,438
Unit Value, end of period                                                           $0.956388
Net assets, end of period (thousands)                                                  $1,807
Expenses as a % of average net assets                                                   0.80%
Net investment income as a % of average net assets                                      1.98%
Total return                                                                          (16.67%)

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.:
TECHNOLOGY PORTFOLIO
Units                                                                               2,842,475
Unit Value, end of period                                                           $0.386106
Net assets, end of period (thousands)                                                  $1,097
Expenses as a % of average net assets                                                   0.80%
Net investment income as a % of average net assets                                     (0.80%)
Total return                                                                          (49.27%)

                                ESTATE EDGE(R)
                 PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                        NOTES TO FINANCIAL STATEMENTS

NOTE 4--FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                  PERIOD ENDED
                                                                                    12/31/01
                                                                                  -------------
WANGER ADVISORS TRUST:
WANGER FOREIGN FORTY
Units                                                                                 584,851
Unit Value, end of period                                                           $1.152268
Net assets, end of period (thousands)                                                    $674
Expenses as a % of average net assets                                                   0.80%
Net investment income as a % of average net assets                                     (0.57%)
Total return                                                                          (27.21%)

WANGER INTERNATIONAL SMALL CAP
Units                                                                               1,305,477
Unit Value, end of period                                                           $1.454746
Net assets, end of period (thousands)                                                  $1,899
Expenses as a % of average net assets                                                   0.80%
Net investment income as a % of average net assets                                     (0.80%)
Total return                                                                          (21.79%)

WANGER TWENTY
Units                                                                                 260,131
Unit Value, end of period                                                           $1.290891
Net assets, end of period (thousands)                                                    $336
Expenses as a % of average net assets                                                   0.80%
Net investment income as a % of average net assets                                     (0.81%)
Total return                                                                            8.22%

WANGER U.S. SMALL CAP
Units                                                                               4,276,912
Unit Value, end of period                                                           $1.794163
Net assets, end of period (thousands)                                                  $7,673
Expenses as a % of average net assets                                                   0.80%
Net investment income as a % of average net assets                                     (0.74%)
Total return                                                                           10.49%

(1)  From inception January 16, 2001 to December 31, 2001
(2)  From inception January 26, 2001 to December 31, 2001
(3)  From inception May 17, 2001 to December 31, 2001
(4)  From inception June 18, 2001 to December 31, 2001
(5)  From inception November 28, 2001 to December 31, 2001
(6)  From inception November 30, 2001 to December 31, 2001
(7)  Annualized

                                  ESTATE EDGE(R)
                    PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                           NOTES TO FINANCIAL STATEMENTS

NOTE 5--PARTICIPANT ACCUMULATION UNIT TRANSACTIONS FOR THE PERIOD ENDED DECEMBER 31, 2001 (IN UNITS)

                                                                        SUBACCOUNT
                          ----------------------------------------------------------------------------------------------------
                               PHOENIX-                                                                        PHOENIX-DUFF &
                              ABERDEEN                                 PHOENIX-          PHOENIX-DEUTSCHE       PHELPS REAL
                            INTERNATIONAL     PHOENIX-ABERDEEN     DEUTSCHE DOW 30     NASDAQ-100 INDEX(R)   ESTATE SECURITIES
                               SERIES          NEW ASIA SERIES         SERIES                SERIES               SERIES
                          ----------------  --------------------  ------------------  --------------------  ------------------
Units outstanding,
   beginning of period        1,920,095             293,581             169,383                218,914               337,524
Participant deposits            484,856             140,306             196,019                201,186                88,589
Participant transfers           115,281             (89,234)            448,446                178,270               189,186
Participant withdrawals         (59,479)            (11,394)            (14,163)               (11,908)              (17,191)
                          ----------------------------------------------------------------------------------------------------
Units outstanding, end
   of period                  2,460,753             333,259             799,685                586,462               598,108
                          ====================================================================================================

                                      SUBACCOUNT
                          ------------------------------------

                              PHOENIX-            PHOENIX-
                           ENGEMANN CAPITAL    ENGEMANN NIFTY
                            GROWTH SERIES       FIFTY SERIES
                          ------------------  ---------------
Units outstanding,
   beginning of period        3,852,266           3,378,142
Participant deposits          1,230,584           1,182,525
Participant transfers          (268,764)            131,857
Participant withdrawals        (173,374)           (115,719)
                          -----------------------------------
Units outstanding,
   end of period              4,640,712           4,576,805
                          ===================================

                               PHOENIX-            PHOENIX-
                            ENGEMANN SMALL      FEDERATED U.S.     PHOENIX-GOODWIN      PHOENIX-GOODWIN      PHOENIX-HOLLISTER
                              & MID-CAP        GOVERNMENT BOND      MONEY MARKET       MULTI-SECTOR FIXED      VALUE EQUITY
                            GROWTH SERIES          SERIES              SERIES            INCOME SERIES            SERIES
                          -----------------  -------------------  ------------------  --------------------  ------------------
Units outstanding,
   beginning of period           38,945             226,465           9,010,096              1,425,878             2,148,591
Participant deposits            174,930              99,850          17,617,264                219,757               763,539
Participant transfers           533,816              61,253         (11,886,652)               958,567             2,494,325
Participant withdrawals         (22,467)             (8,826)           (459,706)               (34,922)             (149,408)
                          ----------------------------------------------------------------------------------------------------
Units outstanding,
   end of period                725,224             378,742          14,281,002              2,569,280             5,257,047
                          ====================================================================================================

                            PHOENIX-J.P.
                          MORGAN RESEARCH       PHOENIX-JANUS
                           ENHANCED INDEX        CORE EQUITY
                               SERIES              SERIES
                          ---------------       -------------
Units outstanding,
   beginning of period        7,417,223             322,129
Participant deposits          1,612,895             527,503
Participant transfers           429,856             813,357
Participant withdrawals        (271,629)            (44,302)
                          -----------------------------------
Units outstanding,
   end of period              9,188,345           1,618,687
                          ===================================

                            PHOENIX-JANUS                                                 PHOENIX-MORGAN
                           FLEXIBLE INCOME      PHOENIX-JANUS        PHOENIX-MFS           STANLEY FOCUS     PHOENIX-OAKHURST
                                SERIES          GROWTH SERIES      VALUE SERIES(6)         EQUITY SERIES     BALANCED SERIES
                          ------------------  ------------------  ------------------  --------------------  -----------------
Units outstanding,
   beginning of period           72,926           1,985,600                   -                171,764             1,879,938
Participant deposits             98,820           1,157,185                   -                 38,989               335,566
Participant transfers           360,840             460,624              12,234                247,673                68,331
Participant withdrawals          (8,865)           (148,873)                (28)               (11,625)              (49,575)
                          ----------------------------------------------------------------------------------------------------
Units outstanding,
   end of period                523,721           3,454,536              12,206                446,801             2,234,260
                          ====================================================================================================

                                                 PHOENIX-
                           PHOENIX-OAKHURST      OAKHURST
                             GROWTH AND         STRATEGIC
                            INCOME SERIES   ALLOCATION SERIES
                          ----------------- -----------------
Units outstanding,
   beginning of period        3,429,459             815,716
Participant deposits            977,484             186,589
Participant transfers         1,695,515             146,249
Participant withdrawals        (110,687)            (35,188)
                          -----------------------------------
Units outstanding,
 end of period                5,991,771           1,113,366
                          ===================================

                                                                   PHOENIX-SANFORD
                            PHOENIX-SANFORD    PHOENIX-SANFORD     BERNSTEIN SMALL-       PHOENIX-SENECA      PHOENIX-SENECA
                           BERNSTEIN GLOBAL   BERNSTEIN MID-CAP       CAP VALUE           MID-CAP GROWTH      STRATEGIC THEME
                            VALUE SERIES(2)      VALUE SERIES         SERIES(1)               SERIES             SERIES
                          -----------------  -------------------  ------------------  --------------------  ------------------
Units outstanding,
   beginning of period                -           1,540,140                   -              1,461,738             2,107,978
Participant deposits             44,735             461,763              46,149                705,512               725,603
Participant transfers           128,266           1,295,192             318,892              1,258,225                95,106
Participant withdrawals          (3,711)            (51,346)             (4,501)               (70,140)              (98,644)
                          ----------------------------------------------------------------------------------------------------
Units outstanding,
   end of period                169,290           3,245,749             360,540              3,355,335             2,830,043
                          ====================================================================================================

                            AIM V.I. CAPITAL
                              APPRECIATION     AIM V.I. VALUE
                                 FUND(3)          FUND(4)
                          ------------------  ---------------
Units outstanding,
   beginning of period                -                   -
Participant deposits             28,737               6,064
Participant transfers            46,060             139,598
Participant withdrawals          (1,038)               (693)
                          -----------------------------------
Units outstanding,
   end of period                 73,759             144,969
                          ===================================

                            ALGER AMERICAN       DEUTSCHE VIT        DEUTSCHE VIT      FEDERATED FUND FOR      FEDERATED HIGH
                               LEVERAGED        EAFE(R) EQUITY     EQUITY 500 INDEX     U.S. GOVERNMENT          INCOME BOND
                           ALLCAP PORTFOLIO       INDEX FUND            FUND(5)          SECURITIES II            FUND II
                          -----------------  -------------------  ------------------  --------------------  ------------------
Units outstanding,
   beginning of period          216,606             587,828                   -                327,809               479,421
Participant deposits            311,351             247,743                   -                416,447                83,286
Participant transfers           607,620              18,548              24,250                495,800               106,221
Participant withdrawals         (31,713)            (34,369)               (155)               (43,611)              (32,530)
                          ----------------------------------------------------------------------------------------------------
Units outstanding,
   end of period              1,103,864             819,750              24,095              1,196,445               636,398
                          ====================================================================================================

                                                VIP GROWTH
                          VIP CONTRAFUND(R)    OPPORTUNITIES
                              PORTFOLIO          PORTFOLIO
                          -----------------  ----------------
Units outstanding,
   beginning of period           69,993             205,524
Participant deposits            145,659              11,710
Participant transfers           360,017              74,300
Participant withdrawals         (18,572)             (4,010)
                          -----------------------------------
Units outstanding,
   end of period                557,097             287,524
                          ===================================

                                                                                           TEMPLETON             TEMPLETON
                              VIP GROWTH        MUTUAL SHARES      TEMPLETON ASSET     DEVELOPING MARKETS    GROWTH SECURITIES
                              PORTFOLIO        SECURITIES FUND      STRATEGY FUND       SECURITIES FUND            FUND
                          -----------------  -------------------  ------------------  --------------------  ------------------
Units outstanding,
   beginning of period          184,281             364,395              87,414                240,492               425,019
Participant deposits            562,166             177,073             211,242                 88,603               283,404
Participant transfers         1,296,767             371,321              51,774                 56,794               305,524
Participant withdrawals         (27,322)            (20,802)             (7,403)                (7,990)              (15,649)
                          ----------------------------------------------------------------------------------------------------
Units outstanding,
   end of period              2,015,892             891,987             343,027                377,899               998,298
                          ====================================================================================================

                             TEMPLETON
                            INTERNATIONAL         TECHNOLOGY
                           SECURITIES FUND        PORTFOLIO
                          ------------------   --------------
Units outstanding,
   beginning of period        1,274,779           1,950,594
Participant deposits            414,189             940,161
Participant transfers           292,524              53,297
Participant withdrawals         (92,054)           (101,577)
                          -----------------------------------
Units outstanding,
   end of period              1,889,438           2,842,475
                          ===================================

                                  ESTATE EDGE(R)
                    PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                           NOTES TO FINANCIAL STATEMENTS

NOTE 5--PARTICIPANT ACCUMULATION UNIT TRANSACTIONS FOR THE PERIOD ENDED DECEMBER 31, 2001 (IN UNITS) (CONTINUED)

                                                                                 SUBACCOUNT
                                          --------------------------------------------------------------------------
                                                                 WANGER
                                           WANGER FOREIGN     INTERNATIONAL                       WANGER U.S. SMALL
                                               FORTY            SMALL CAP       WANGER TWENTY            CAP
                                          -----------------  ----------------  ----------------  -------------------
Units outstanding, beginning of period             312,197           818,081            95,562            3,302,531
Participant deposits                               260,610           430,733            65,936              857,640
Participant transfers                               33,988            96,809           108,048              261,181
Participant withdrawals                            (21,944)          (40,146)          (9,415)             (144,440)
                                          --------------------------------------------------------------------------
Units outstanding, end of period                   584,851         1,305,477           260,131            4,276,912
                                          ==========================================================================

(1) From inception January 16, 2001 to December 31, 2001
(2) From inception January 26, 2001 to December 31, 2001
(3) From inception May 17, 2001 to December 31, 2001
(4) From inception June 18, 2001 to December 31, 2001
(5) From inception November 28, 2001 to December 31, 2001
(6) From inception November 30, 2001 to December 31, 2001

                                  ESTATE EDGE(R)
                    PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                           NOTES TO FINANCIAL STATEMENTS

NOTE 6--POLICY LOANS

     Policy provisions allow policyowners to borrow up to 90% of the policy value, reduced by an amount equal to the surrender charge with interest of [4% due in policy years 1-10, 3% due in policy years 11-15 and 2.50% due in policy years 16 and thereafter for all states except New York] and [6% due in policy years 1-10, 5% due in policy years 11-15 and 4.50% due in policy years 16 and thereafter in New York], payable on each policy anniversary. At the time the loan is granted, an amount equivalent to the amount of the loan is transferred from the Account and the non-loaned portion of the Guaranteed Interest Account to the loaned portion of the Guaranteed Interest Account, part of Phoenix's general account as collateral for the outstanding loan. Transfers from the account are included as participant withdrawals in the accompanying financial statements. Amounts in the loaned portion of the Guaranteed Interest Account are credited with interest at 2% for all states except New York and 4% for New York. Loan repayments result in a transfer of collateral back to the Account and the non-loaned portion of the Guaranteed Interest Account.

NOTE 7--INVESTMENT ADVISORY FEES AND RELATED PARTY TRANSACTIONS

     Phoenix and its affiliate, Phoenix Equity Planning Corporation ("PEPCO"), a registered broker/dealer in securities, provide all services to the Account.

     The cost of insurance is charged to each policy on a monthly basis by a withdrawal of participant units prorated among the elected subaccounts. The amount charged to each policy depends on a number of variables including sex, age, and risk class as well as the death benefit and cash value of the policy. Such costs aggregated $2,171,537, $1,078,730 and $422,952 for the years ended December 31, 2001, 2000 and 1999, respectively.

     Upon partial surrender of a policy, a surrender fee of the lesser of $25 or 2% of the partial surrender amount paid and a fraction of the balance of any sales charges and premium taxes and a pro rata portion of the surrender charge that would apply to a full surrender is deducted from the policy value and paid to Phoenix. Such costs aggregated $759,658, $1,017,577 and $650,308 for the periods ended December 31, 2001, 2000 and 1999, respectively.

     PEPCO is the principal underwriter and distributor for the Account. PEPCO is reimbursed for its distribution and underwriting expenses by Phoenix.

     Sales charges, ranging from 0% to 20% of contract premiums depending on the inception of the contract period, to compensate Phoenix for distribution expenses incurred and a charge for federal and premium taxes equal to 3.75% of premiums paid, are paid to Phoenix by a withdrawal of participant units. In the event of a surrender before ten years, any unpaid balance of the sales charges and premium taxes is deducted and paid to Phoenix.

     Phoenix assumes the mortality risk that insureds may live for a shorter time than projected because of inaccuracies in the projecting process and, accordingly, that an aggregate amount of death benefits greater than projected will be payable. The expense risk assumed is that expenses incurred in issuing the policies may exceed the limits on administrative charges set in the policies. In return for the assumption of these mortality and expense risks, Phoenix charges the Account an annual rate of 0.80% (.25% for policy years 16 and thereafter) of the average daily net assets of the Account for mortality and expense risks assumed.

NOTE 8--DISTRIBUTION OF NET INCOME

     The Account does not expect to declare dividends to participants from accumulated net income. The accumulated net income is distributed to participants as part of withdrawals of amounts in the form of surrenders, death benefits, transfers or annuity payments in excess of net purchase payments.

NOTE 9--DIVERSIFICATION REQUIREMENTS

     Under the provisions of Section 817(h) of the Internal Revenue Code of 1986 (the "Code"), as amended, a variable contract, other than a contract issued in connection with certain types of employee benefit plans, will not be treated as a variable contract for federal tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. Each subaccount is required to satisfy the requirements of Section 817(h). The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either the statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of the Treasury.

     The Secretary of the Treasury has issued regulations under Section 817(h) of the Code. Phoenix intends that each of the subaccounts shall comply with the diversification requirements and, in the event of any failure to comply, will take immediate corrective action to assure compliance.

NOTE 10--REORGANIZATION AND INITIAL PUBLIC OFFERING

     On December 18, 2000, the board of directors of Phoenix Home Life Mutual Insurance Company unanimously adopted a plan of reorganization, which was amended and restated on January 26, 2001. On June 25, 2001, the effective date of the demutualization, Phoenix Home Life Mutual Insurance Company converted from a mutual life insurance company to a stock life insurance company, became a wholly owned subsidiary of The Phoenix Companies, Inc. ("PNX") and changed its name to Phoenix Life Insurance Company. At the same time, Phoenix Investment Partners, Ltd. ("PXP") became an indirect wholly owned subsidiary of PNX.

                                  ESTATE EDGE(R)
                    PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                           NOTES TO FINANCIAL STATEMENTS

NOTE 11--PROPOSED FUND CHANGES

     On November 13, 2001, The Board of Trustees of The Phoenix Edge Series Fund approved a Plan of Reorganization to merge three Series of The Phoenix Edge Series Fund into other existing series. Each Merging Series will be merged into a corresponding Surviving Series as follows:

Merging Series                          Surviving Series
--------------                          ----------------
Phoenix-Engemann Nifty Fifty Series     Phoenix-Engemann Capital Growth Series
Phoenix-Janus Core Equity Series        Phoenix-Janus Growth Series
Phoenix-Oakhurst Balanced Series        Phoenix-Oakhurst Strategic Allocation
                                           Series

     If the shareholders approve the Plan of Reorganization each Merging Series will transfer all or substantially all of its assets and its liabilities to the corresponding Surviving Series. In exchange, shareholders of the Merging Series will receive a proportional number of shares in the Surviving Series. The shareholders of each Merging Series must approve the Plan of Reorganization before any transaction can take place. The next meeting of The Phoenix Edge Series Fund's shareholders will be held in the Spring of 2002, at which time, these matters will be submitted for a shareholder vote.

     The Board of Trustees of the fund voted at their August 28, 2001 meeting that shares of the Phoenix-Federated U.S. Government Bond Series will no longer be available for sale except to contract/policy owners who already had account value allocated to the subaccounts investing in the series as of February 16, 2001.

     On September 18, 2001, Phoenix Life Variable Accumulation Account, Phoenix Life Variable Universal Life Account, PHL Variable Accumulation Account, PHLVIC Variable Universal Life Account and Phoenix Life and Annuity Variable Universal Life Account asked the Securities and Exchange Commission ("SEC") to approve a proposal to substitute shares of Federated Fund for U.S. Government Securities II for shares of the Phoenix-Federated U.S. Government Bond Series. Subject to SEC approval, the substitution is expected to be completed in 2002. It will affect contract/policy owners who have amounts invested in the Phoenix-Federated U.S. Government Bond Series at that time. Affected Contract owners will be notified when the substitution is complete.

NOTE 12--MANAGER OF MANAGERS

     The Adviser of Phoenix-AIM Mid-Cap Equity Series, Phoenix-Alliance/Bernstein Growth + Value Series, Phoenix-Deutsche Dow 30 Series, Phoenix-Deutsche Nasdaq-100 Index(R) Series, Phoenix-Federated U.S. Government Bond Series, Phoenix-J.P. Morgan Research Enhanced Index Series, Phoenix-Janus Core Equity Series, Phoenix-Janus Flexible Income Series, Phoenix-Janus Growth Series, Phoenix-MFS Investors Growth Stock Series, Phoenix-MFS Investors Trust Series, Phoenix-MFS Value Series, Phoenix-Morgan Stanley Focus Equity Series, Phoenix-Sanford Bernstein Global Value Series, Phoenix-Sanford Bernstein Mid-Cap Value Series, Phoenix-Sanford Bernstein Small Cap Value Series ("PVA Funds") is Phoenix Variable Advisers, Inc. ("PVA"). The PVA Funds and PVA have filed an application for an order of the SEC granting exemptions from certain provisions of the Investment Company Act of 1940, as amended, to permit the PVA Funds to be managed under a "manager of managers" structure. If the SEC grants the requested exemptive order, PVA will, subject to supervision and approval of the PVA Funds' Board of Trustees, be permitted to enter into and materially amend subadvisory agreements without such agreements being approved by the shareholders of the applicable series of the PVA Funds. The order would, therefore, permit the PVA Funds and PVA to hire, terminate, or replace subadvisors without shareholder approval, including, without limitation, the placement or reinstatement of any subadvisor with respect to which a subadvisory agreement has automatically terminated as a result of an assignment. The PVA Funds and PVA believe that without such exemption, PVA may be impeded in the prompt and efficient employment of a subadvisor best suited to the needs of a particular series, and a series may be subjected to additional expenses of proxy solicitations and shareholder meetings when subadvisors are employed or replaced. PVA will continue to have the ultimate responsibility to oversee the subadvisors and recommend their hiring, termination, and replacement. There is no guarantee the PVA Funds will obtain this order from the SEC.

                       REPORT OF INDEPENDENT ACCOUNTANTS

PRICEWATERHOUSECOOPERS [LOGO]

To the Board of Directors of Phoenix Life Insurance Company and Participants of Phoenix Life Variable Universal Life Account (Estate Edge(R)):

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the Subaccounts constituting the Phoenix Life Variable Universal Life Account (Estate Edge(R)) at December 31, 2001, and the results of each of their operations and the changes in each of their net assets for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of Phoenix Life Insurance Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2001 by correspondence with the mutual funds, provide a reasonable basis for our opinion.


/s/ Pricewaterhousecoopers LLP
Hartford, Connecticut
March 22, 2002

PHOENIX LIFE
VARIABLE UNIVERSAL LIFE ACCOUNT
Phoenix Life Insurance Company
One American Row
Hartford, Connecticut 06115

UNDERWRITER
Phoenix Equity Planning Corporation
56 Prospect Street
Hartford, Connecticut 06115-0480

CUSTODIANS
JP Morgan Chase Bank
1 Chase Manhattan Plaza
Floor 3B
New York, New York 10081

Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109

State Street Bank and Trust
P.O. Box 351
Boston, Massachusetts 02101

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
100 Pearl Street
Hartford, Connecticut 06103

---------------------------------

     PHOENIX LIFE INSURANCE COMPANY
     (A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
     CONSOLIDATED FINANCIAL STATEMENTS
     DECEMBER 31, 2001 AND 2000

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
TABLE OF CONTENTS
--------------------------------------------------------------------------------

                                                                           PAGE

Report of Independent Accountants ..........................................F-3

Consolidated Balance Sheets ................................................F-4

Consolidated Statements of Income ..........................................F-5

Consolidated Statements of Cash Flows.................................F-6 - F-7

Consolidated Statements of Changes in Stockholder's Equity
    and Comprehensive Income ...............................................F-8

Notes to Consolidated Financial Statements ..........................F-9 - F-45

PRICEWATERHOUSECOOPERS [Logo]


--------------------------------------------------------------------------------
                                                  PRICEWATERHOUSECOOPERS LLP
                                                  100 Pearl Street
                                                  Hartford CT 06103-4508
                                                  Telephone  (860) 241 7000
                                                  Facsimile  (860) 241 7590





                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Stockholder of Phoenix Life Insurance Company

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of income, cash flows, and changes in stockholder's equity and comprehensive income present fairly, in all material respects, the financial position of Phoenix Life Insurance Company (formerly Phoenix Home Life Mutual Insurance Company) and its subsidiaries at December 31, 2001 and 2000, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2001 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in the accompanying notes to consolidated financial statements, the Company changed its method of accounting for venture capital partnerships (Note
5), securitized financial instruments (Note 3), and derivative financial instruments (Note 3) in 2001.




[GRAPHIC OMITTED]


February 5, 2002

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
CONSOLIDATED BALANCE SHEETS
--------------------------------------------------------------------------------

                                                                                  AS OF DECEMBER 31,
                                                                        ---------------------------------------
                                                                             2000                  2001
                                                                        ------------------  -------------------
                                ASSETS                                      (IN MILLIONS, EXCEPT SHARE DATA)
Investments:
    Available-for-sale debt securities, at fair value................          $  5,949.0           $  9,599.2
    Held-to-maturity debt securities, at amortized cost..............             2,109.6                   --
    Equity securities, at fair value.................................               335.5                286.0
    Mortgage loans, at unpaid principal, net.........................               593.4                535.8
    Real estate, at lower of cost or fair value less costs to sell , net             77.9                 83.1
    Policy loans, at unpaid principal................................             2,105.2              2,172.2
    Venture capital partnerships.....................................               467.3                291.7
    Other invested assets............................................               235.7                281.2
    Short-term investments, at amortized cost........................                 3.8                  8.5
                                                                        ------------------  -------------------
       Total investments.............................................            11,877.4             13,257.7
Cash and cash equivalents............................................               720.0                547.9
Accrued investment income............................................               194.5                203.1
Deferred policy acquisition costs....................................             1,019.0              1,123.7
Premiums, accounts and notes receivable..............................               155.8                175.1
Reinsurance recoverables.............................................                16.6                 21.4
Property, equipment and leasehold improvements, net..................               122.2                102.2
Goodwill and other intangible assets, net............................               582.6                 22.6
Investments in unconsolidated affiliates.............................               173.2                330.6
Deferred income taxes, net...........................................                  --                 22.9
Net assets of discontinued operations (note 13)......................                25.5                 20.8
Other assets.........................................................                49.8                 32.7
Separate account assets and investment trusts........................             5,376.6              5,570.0
                                                                        ------------------  -------------------
    Total assets.....................................................          $ 20,313.2           $ 21,430.7
                                                                        ==================  ===================
                       LIABILITIES AND STOCKHOLDER'S EQUITY

Liabilities:
------------
    Policy liabilities and accruals.................................           $ 11,372.6           $ 11,993.4
    Policyholder deposit funds......................................                678.4              1,368.2
    Long-term debt (note 10)........................................                425.1                175.0
    Deferred income taxes, net......................................                  9.4                   --
    Other liabilities...............................................                473.3                496.0
    Separate account liabilities and investment trusts..............              5,376.6              5,564.9
                                                                        ------------------  -------------------
         Total liabilities..........................................             18,335.4             19,597.5
                                                                        ------------------  -------------------
Commitments and contingencies (note 22).............................
Minority interest in net assets of consolidated subsidiaries........                136.9                  1.1
                                                                        ------------------  -------------------
Stockholder's equity:
---------------------
   Common stock ($1,000 par value, 10,000 shares authorized;
      0 and 10,000 shares issued and outstanding at December 31,
      2000 and 2001, respectively...................................                   --                 10.0
   Additional paid-in capital.......................................                   --              1,712.0
   Retained earnings................................................              1,820.7                 29.0
   Accumulated other comprehensive income...........................                 20.2                 81.1
                                                                        ------------------  -------------------
       Total stockholder's equity...................................              1,840.9              1,832.1
                                                                        ------------------  -------------------
       Total liabilities and stockholder's equity...................           $ 20,313.2           $ 21,430.7
                                                                        ==================  ===================


The accompanying notes are an integral part of these consolidated financial statements.

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
CONSOLIDATED STATEMENTS OF INCOME
--------------------------------------------------------------------------------

                                                                            FOR THE YEAR ENDED DECEMBER 31,
                                                                   --------------------------------------------------
                                                                       1999              2000              2001
                                                                   --------------    --------------    --------------
Revenues:                                                                            (IN MILLIONS)
---------
Premiums.......................................................         $1,175.7         $ 1,147.4         $ 1,112.7
Insurance and investment product fees..........................            574.6             631.0             430.3
Net investment income..........................................            953.1           1,129.6             830.2
Net realized investment gains .................................             75.8              89.2             150.1
                                                                   --------------    --------------    --------------
        Total revenues.........................................          2,779.2           2,997.2           2,523.3
                                                                   --------------    --------------    --------------
Benefits and expenses:

       Policy benefits and increase in policy liabilities......          1,373.1           1,409.8           1,406.7
       Policyholder dividends..................................            360.5             378.0             400.1
       Amortization of deferred policy acquisition costs                   147.9             356.0             133.0
       Amortization of goodwill and other intangible assets                 40.1              36.9              24.7
       Interest expense........................................             34.0              32.7              20.0
       Demutualization expenses................................               --              21.8              25.9
       Other operating expenses................................            557.9             604.5             470.6
                                                                   --------------    --------------    --------------
            Total benefits and expenses........................          2,513.5           2,839.7           2,481.0
                                                                   --------------    --------------    --------------
Income from continuing operations before income taxes,
       minority interest and equity in earnings of and
       interest earned from investments in unconsolidated
       affiliates..............................................            265.7             157.5              42.3
Income tax expense (benefit)...................................             99.0              56.2             (19.8)
                                                                   --------------    --------------    --------------
Income from continuing operations before minority
       Interest, equity in earnings of and interest earned
       From investments in unconsolidated affiliates...........            166.7             101.3              62.1
Minority interest in net income of consolidated
       Subsidiaries............................................            (10.1)            (14.1)             (3.7)
Equity in earnings of and interest earned from
       Investments in unconsolidated affiliates................              5.5               7.6               8.1
                                                                   --------------    --------------    --------------
Income from continuing operations..............................            162.1              94.8              66.5
Discontinued operations (note 13):
----------------------------------
       Income from discontinued operations, net of income
            taxes..............................................             36.1               9.4                --
       Loss on disposal, net of income taxes...................           (109.0)            (20.9)               --
                                                                   --------------    --------------    --------------
Income before cumulative effect of accounting
       changes.................................................             89.2              83.3              66.5
                                                                   --------------    --------------    --------------
Cumulative effect of accounting changes for:
--------------------------------------------
       Venture capital partnerships, net of income taxes
          (note 5).............................................               --                --             (48.8)
       Securitized financial instruments, net of income
          taxes (note 3).......................................               --                --             (20.5)
       Derivative financial instruments, net of income taxes
          (note 3).............................................               --                --               3.9
                                                                   --------------    --------------    --------------
Net income ....................................................           $ 89.2            $ 83.3             $ 1.1
                                                                   ==============    ==============    ==============


The accompanying notes are an integral part of these consolidated financial statements.

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
CONSOLIDATED STATEMENTS OF CASH FLOWS
--------------------------------------------------------------------------------

                                                                              FOR THE YEAR ENDED DECEMBER 31,
                                                                        ---------------------------------------------
                                                                            1999             2000            2001
                                                                        ------------     ------------    ------------
Cash flows from operating activities:                                                  (IN MILLIONS)
-------------------------------------
           Net income ........................................               $ 89.2          $  83.3          $  1.1
Adjustments to reconcile net income to net cash provided by operating activities:
       Net loss from discontinued operations..................                 72.9             11.5              --
       Net realized investment gains..........................                (75.8)           (89.2)         (150.1)
       Amortization and depreciation..........................                 72.0             56.8            43.2
       Investment income......................................               (138.2)          (297.7)           97.4
       Securitized financial instruments and derivatives......                   --               --            16.6
       Deferred income tax benefit............................                (13.9)           (37.0)          (60.4)
       Increase in receivables................................                (62.9)           (54.0)          (76.9)
       (Increase) decrease in deferred policy acquisition costs                 (.3)           183.2           (76.2)
       Increase in policy liabilities and accruals............                321.2            472.8           469.0
       Change in other assets/other liabilities, net..........                 53.8             45.4           145.3
                                                                        ------------     ------------    ------------
       Net cash provided by continuing operations.............                318.0            375.1           409.0
       Net cash used for discontinued operations..............                (76.7)          (264.6)          (75.1)
                                                                        ------------     ------------    ------------
       Net cash provided by operating activities..............                241.3            110.5           333.9
                                                                        ------------     ------------    ------------
Cash flows from investing activities:
-------------------------------------
       Proceeds from the sale of debt securities:
           Available-for-sale.................................              1,192.2            912.1         1,202.0
           Held-to-maturity...................................                 18.0              9.8            17.5
       Proceeds from the maturity of debt securities:
           Available-for-sale.................................                 49.7             38.7            96.7
           Held-to-maturity...................................                  6.5             25.9            35.5
       Proceeds from the repayment of debt securities:
           Available-for-sale.................................                461.0            286.1           534.0
           Held-to-maturity...................................                162.2            173.8           158.5
       Proceeds from sale of equity securities................                163.5            515.4           114.6
       Proceeds from the maturity of mortgage loans...........                 18.9             17.3            16.4
       Proceeds from the repayment of mortgage loans..........                106.0            110.3            42.3
       Proceeds from distributions of venture capital partnerships             26.7             37.9            30.7
       Proceeds from sale of real estate and other invested assets             38.0             26.6            36.8
       Proceeds from sale of property and equipment...........                   --             20.6              --
       Proceeds from sale of subsidiaries and affiliates......                 46.4             14.1           659.8
       Purchase of available-for-sale debt securities.........             (1,672.6)        (1,418.4)       (3,132.7)
       Purchase of held-to-maturity debt securities...........               (395.5)          (356.0)         (393.8)
       Purchase of equity securities..........................               (162.4)          (130.5)          (72.8)
       Purchase of subsidiaries...............................               (187.6)           (59.3)          (10.0)
       Purchase of mortgage loans.............................                (25.3)            (1.0)             --
       Purchase of investments in unconsolidated affiliates and
            other invested assets.............................               (103.4)           (46.5)         (104.2)
       Purchase of minority interest in subsidiary............                   --               --          (358.1)
       Purchase of interests in venture capital partnerships..               (108.5)           (95.1)          (47.0)
       Change in short-term investments, net..................                  (.6)              .5            (4.8)
       Increase in policy loans...............................                (34.3)           (62.7)          (67.0)
       Capital expenditures...................................                (20.5)           (21.5)          (13.7)
       Other investing activities, net........................                  1.7               --              --
                                                                        ------------     ------------    ------------
Net cash used for continuing operations.......................               (419.9)            (1.9)       (1,259.3)
Net cash provided by discontinued operations..................                105.6            259.5            77.5
                                                                        ------------     ------------    ------------
Net cash (used for) provided by investing activities..........             $ (314.3)         $ 257.6       $(1,181.8)
                                                                        ------------     ------------    ------------

The accompanying notes are an integral part of these consolidated financial statements.

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
CONSOLIDATED STATEMENTS OF CASH FLOWS
--------------------------------------------------------------------------------

                                                                             FOR THE YEAR ENDED DECEMBER 31,
                                                                    --------------------------------------------------
                                                                        1999              2000               2001
                                                                    --------------    --------------     -------------
Cash flows from financing activities:                                                 (IN MILLIONS)
-------------------------------------

       Net deposits of policyholder deposit funds,
           net of interest credited...............................         $  6.5           $ 140.2           $ 689.8
       Proceeds (repayments) from securities sold subject to
           repurchase agreements..................................           28.4             (28.4)               --
       Issuance of common stock...................................             --                --              10.0
       Capital contributions from parent..........................             --                --              78.6
       Dividends paid to parent ..................................             --                --            (132.3)
       Proceeds from borrowings...................................          175.1              50.0             180.0
       Repayment of borrowings....................................         (125.0)           (124.0)           (125.1)
       Distributions to minority stockholders.....................           (4.2)             (5.8)             (5.8)
       Debenture principal payments...............................             --                --             (19.4)
       Other financing activities, net............................            (.4)              3.2                --
                                                                    --------------    --------------     -------------
       Net cash  provided by financing activities.................           80.4              35.2             675.8
                                                                    --------------    --------------     -------------
       Net change in cash and cash equivalents....................            7.4             403.3            (172.1)
       Cash and cash equivalents, beginning of year...............          309.3             316.7             720.0
                                                                    --------------    --------------     -------------
       Cash and cash equivalents, end of year.....................         $316.7           $ 720.0            $547.9
                                                                    ==============    ==============     =============
Supplemental cash flow information:
-----------------------------------
       Income taxes paid (received), net..........................         $106.4           $ 135.8           $ (47.0)
       Interest paid on indebtedness..............................         $ 34.8           $  34.1           $  23.8









The accompanying notes are an integral part of these consolidated financial statements.


                                                                      RETAINED        ACCUMULATED
                                                    ADDITIONAL        EARNINGS           OTHER             TOTAL
                                        COMMON        PAID-IN       (ACCUMULATED     COMPREHENSIVE     STOCKHOLDER'S
                                        STOCK         CAPITAL          DEFICIT)      INCOME (LOSS)        EQUITY
                                      -----------  --------------  ---------------  ----------------   --------------
(IN MILLIONS)
Balance at January 1, 1999            $      --      $     --          $ 1,642.3        $     94.3       $  1,736.6
--------------------------
Net income...........................                                       89.2                               89.2
Other comprehensive loss, net of
   income taxes:
      Unrealized loss on securities..                                                        (66.8)           (66.8)
      Reclassification adjustment for
        net realized gains included in
        net income                                                                            (1.5)            (1.5)
      Minimum pension liability
      adjustment                                                                              (1.5)            (1.5)
                                                                                                       --------------
   Total other comprehensive loss....                                                                         (69.8)
Comprehensive income.................                                                                          19.4
                                      -----------  --------------  ---------------  ----------------   --------------

Balance at December 31, 1999......... $      --      $     --          $ 1,731.5        $     24.5       $  1,756.0
----------------------------
                                      ===========  ==============  ===============  ================   ==============

Balance at January 1, 2000            $      --      $     --          $ 1,731.5        $     24.5       $  1,756.0
--------------------------
Comprehensive income:
   Net income........................                                       83.3                               83.3
   Other comprehensive income, net of
      income taxes:
      Unrealized gains on securities.                                                         53.0             53.0
      Reclassification adjustment for
        net
        Realized gains included in                                                           (58.9)           (58.9)
           net income
      Minimum pension liability                                                                1.6              1.6
        adjustment
                                                                                                       --------------
   Total other comprehensive income..                                                                          (4.3)
Comprehensive income.................                                                                          79.0
Other equity adjustments.............                                        5.9                                5.9
                                      -----------  --------------  ---------------  ----------------   --------------

Balance at December 31, 2000......... $      --      $     --          $ 1,820.7        $     20.2       $  1,840.9
----------------------------

                                      ===========  ==============  ===============  ================   ==============

Balance at January 1, 2001........... $      --      $     --          $ 1,820.7        $     20.2       $  1,840.9
--------------------------
Demutualization transaction..........      10.0        1,712.0          (1,765.7)                             (43.7)
Equity adjustment for policyholder
   dividend obligation...............                                      (30.3)                             (30.3)
Other equity adjustments.............                                        3.2                                3.2
Comprehensive income:
   Net income........................                                        1.1                                1.1
   Other comprehensive income, net of
      income taxes:
      Unrealized gain on security
        transfer from held-to-maturity
        to available-for-sale........                                                         83.9             83.9
      Unrealized loss on securities..                                                          (.9)             (.9)
      Unrealized gains on derivatives                                                          3.9              3.9
      Equity adjustment for policyholder
        dividend obligation.........                                                          (8.8)            (8.8)
      Reclassification adjustment for
        net realized gains included in                                                       (10.0)           (10.0)
        net income
      Cumulative effect of accounting
        change for derivatives.......                                                          1.1              1.1
      Minimum pension liability                                                               (8.3)            (8.3)
        adjustment
                                                                                                       --------------
   Total other comprehensive income..                                                                          60.9
Comprehensive income.................                                                                          62.0
                                      -----------  --------------  ---------------  ----------------   --------------

Balance at December 31, 2001.........   $  10.0      $ 1,712.0         $    29.0        $     81.1       $  1,832.1
----------------------------
                                      ===========  ==============  ===============  ================   ==============


The accompanying notes are an integral part of these consolidated financial statements.

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1.       DESCRIPTION OF BUSINESS

Phoenix Life Insurance Company ("Phoenix Life") and its subsidiaries offer a broad range of life insurance and annuity products in the United States of America. Phoenix Life is a wholly-owned subsidiary of The Phoenix Companies, Inc., a publicly traded company ("Phoenix"). See note 2--"Reorganization and Initial Public Offering."

2.       REORGANIZATION AND INITIAL PUBLIC OFFERING

On December 18, 2000, the Board of Directors of Phoenix Home Life Mutual Insurance Company ("Phoenix Mutual") unanimously adopted a plan of reorganization which was amended and restated on January 26, 2001. On June 25, 2001, the effective date of the demutualization, Phoenix Mutual converted from a mutual life insurance company to a stock life insurance company, became a wholly-owned subsidiary of Phoenix and changed its name to Phoenix Life Insurance Company. At the same time, Phoenix Investment Partners, Ltd. ("PXP") became an indirect wholly-owned subsidiary of Phoenix. All policyholder membership interests in the mutual company were extinguished on the effective date and eligible policyholders of the mutual company received 56.2 million shares of common stock, $28.8 million of cash and $12.7 million of policy credits as compensation. The demutualization was accounted for as a reorganization. Accordingly, Phoenix's retained earnings immediately following the demutualization and the closing of the Initial Public Offering ("IPO") on June 25, 2001 (net of the cash payments and policy credits that were charged directly to retained earnings) were reclassified to common stock and additional paid-in capital. In addition, Phoenix Life established a closed block for the benefit of holders of certain individual life insurance policies of Phoenix Life. The purpose of the closed block is to protect, after demutualization, the policy dividend expectations of the holders of the policies included in the closed block. The closed block will continue in effect until such date as none of such policies are in force. See note 14 --"Closed Block."

On June 25, 2001, Phoenix closed its IPO in which 48.8 million shares of common stock were issued at a price of $17.50 per share. Net proceeds from the IPO of $807.9 million were contributed to Phoenix Life. On July 24, 2001, Morgan Stanley Dean Witter exercised its right to purchase 1,395,900 shares of the common stock of Phoenix at the IPO price of $17.50 per share less underwriter's discount. Net proceeds of $23.2 million were contributed to Phoenix Life.

3.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Principles of consolidation and basis of presentation

The consolidated financial statements include the accounts of Phoenix Life. Less than majority-owned entities, in which Phoenix Life has significant influence over operating and financial policies and generally at least a 20% ownership interest, are reported on the equity method of accounting.

In January of 2001, Phoenix Life purchased the minority interest in PXP See Note 4--"Significant Transactions." This increased Phoenix Life's ownership from approximately 60% to 100%. On June 25, 2001 Phoenix Life sold PXP and certain other subsidiaries to Phoenix. See Note 9--"Related Party Transactions." Consequently, Phoenix Life's 1999 and 2000 consolidated results include 60% of PXP's results and 100% of certain other subsidiaries, while Phoenix Life's 2001 results include 100% of the results of PXP and certain other subsidiaries through June 25, 2001.

These consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Significant estimates used in determining insurance and contractholder liabilities, related reinsurance recoverables, income taxes, contingencies and valuation allowances for investment assets are discussed

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

throughout the Notes to Consolidated Financial Statements. Significant inter-company accounts and transactions have been eliminated. Certain reclassifications have been made to the 1999 and 2000 amounts to conform with the 2001 presentation.

Valuation of investments

Investments in debt securities include bonds, mortgage-backed and asset-backed securities. Phoenix Life classified its debt securities as either held-to-maturity or available-for-sale investments. Prior to 2001, debt securities held-to-maturity consisted of private placement bonds reported at amortized cost, net of impairments, that management intended and had the ability to hold until maturity. Debt securities available-for-sale are reported at fair value with unrealized gains or losses included in equity and consist of public bonds, preferred stocks and private placement bonds that management may not hold until maturity. Debt securities are considered impaired when a decline in value is considered to be other than temporary.

In 2001, management decided, as part of Phoenix Life's conversion to a public company, that held-to-maturity debt securities should be reclassified to available-for-sale debt securities. See note 5 - "Investments."

For mortgage-backed and asset-backed investments in the debt security portfolio, Phoenix Life recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date and any resulting adjustment is included in net investment income. For certain asset-backed securities, changes in the estimated yield are recorded on a prospective basis and specific valuation methods are applied to these securities to determine if there has been an other-than-temporary decline in value.

Equity securities are classified as available-for-sale and are reported at fair value, based principally on their quoted market prices, with unrealized gains or losses included in equity. Equity securities are considered impaired when a decline in value is considered to be other than temporary.

Mortgage loans on real estate are stated at unpaid principal balances, net of valuation reserves on impaired mortgages. A mortgage loan is considered to be impaired if management believes it is probable that Phoenix Life will be unable to collect all amounts of contractual interest and principal as scheduled in the loan agreement. An impaired mortgage loan's fair value is measured based on either the present value of future cash flows discounted at the loan's observable market price or at the fair value of the collateral if collection is collateral-dependent. If the fair value of a mortgage loan is less than the recorded investment in the loan, the difference is recorded as a valuation reserve.

Real estate, all of which is held for sale, is carried at the lower of cost or fair value less costs to sell. Fair value for real estate is determined by taking into consideration one or more of the following factors: property valuation techniques utilizing discounted cash flows at the time of stabilization, including capital expenditures and stabilization costs; sales of comparable properties; geographic location of the property and related market conditions; and disposition costs.

Policy loans are generally carried at their unpaid principal balances and are collateralized by the cash values of the related policies.

Venture capital partnerships are recorded in accordance with the equity method of accounting. Phoenix Life records its share of the net equity in earnings of the venture capital partnerships in accordance with Accounting Principle Board Opinion No. 18, using the most recent financial information received from the partnerships. Historically, this information had been provided to Phoenix Life on a one-quarter lag. In the first quarter of 2001, Phoenix Life changed its method of applying the equity method of accounting to eliminate such quarterly lag. See note 5 - "Investments."

Other invested assets primarily include leveraged lease investments, derivatives and other partnership and joint venture interests. Leverage lease investments represent the net of the estimated residual value of the lease assets, rental receivables, and unearned and deferred income to be allocated over the lease term. Investment

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

income is calculated using the interest method and is recognized only in periods in which the net investment is positive. Other partnership and joint venture interests in which Phoenix Life does not have control or a majority ownership interest are recorded using the equity method of accounting. These investments include affordable housing, mezzanine and other partnership interests. Derivatives are valued in accordance with Statement of Financial Accounting Standards ("SFAS") No. 133. See recent accounting pronouncements within note 3.

Short-term investments are carried at amortized cost which approximates fair value. Short-term investments consist of interest bearing securities that mature between 91 days and twelve months from date of purchase.

Realized investment gains and losses, other than those related to separate accounts for which Phoenix Life does not bear the investment risk, are determined by the specific identification method and reported as a component of revenue. A realized investment loss is recorded when an investment valuation reserve is determined. Valuation reserves are netted against the asset categories to which they apply and changes in the valuation reserves are included in realized investment gains and losses. Unrealized investment gains and losses on debt securities and equity securities classified as available-for-sale are included as a component of equity, net of deferred income taxes and the assumed impact of net unrealized investment gains and losses on the amortization of deferred policy acquisition costs related to investment contracts.

In the normal course of business, Phoenix Life enters into transactions involving various types of financial instruments including debt investments such as debt securities, equity securities, and off-balance sheet commitments, primarily, related to venture capital partnerships. These instruments have credit risk and also may be subject to risk of loss due to interest rate and market fluctuations.

Cash and cash equivalents

Cash and cash equivalents include cash on hand and all highly liquid investments with a maturity of 90 days or less when purchased. Certain short-term investments relating to 1999 and 2000 have been reclassified to conform with the 2001 presentation.

Deferred policy acquisition costs

The costs of acquiring new business, principally commissions, underwriting, distribution and policy issue expenses, all of which vary with and are primarily related to production of new business, are deferred. In conjunction with the 1997 acquisition of the Confederation Life business, Phoenix recognized an asset for the present value of future profits ("PVFP") representing the present value of estimated net cash flows embedded in the existing contracts acquired. This asset is included in deferred policy acquisition costs ("DAC").

The method used to amortize DAC and PVFP depends on how the policy was classified. For individual participating life insurance policies, DAC and PVFP are amortized in proportion to estimated gross margins. For universal life, variable universal life and accumulation annuities, DAC and PVFP are amortized in proportion to estimated gross profits.

The amortization process requires the use of various assumptions, estimates and judgements about the future. The primary assumptions are expenses, investment performance, mortality and contract cancellations (i.e., lapses, withdrawals and surrenders). These assumptions are reviewed on a regular basis and are generally based on Phoenix's past experience, industry studies, regulatory requirements and judgments about the future. Finally, analyses are performed periodically to assess whether there are sufficient gross margins or gross profits to amortize the remaining DAC balances.

Internal replacements are defined as an exchange of an existing Phoenix Life insurance or annuity policy for a different Phoenix Life insurance or annuity policy. The DAC balance associated with the replaced policy is treated in the same manner as policies that are surrendered. In the case of policies that are surrendered, in which owners cancel existing life or annuity contracts, the amortization of DAC is adjusted to reflect these surrenders.

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Goodwill and other intangible assets

In 1999 and 2000, goodwill is amortized on a straight-line basis over periods ranging from ten to forty years, corresponding with the benefits expected to be derived from the related business acquisitions. The weighted-average life of goodwill is approximately thirty-eight years. Other intangible assets, primarily associated with investment management contracts and employee contracts, are amortized over their estimated useful lives using a straight-line basis. The average estimated useful life of the other intangible assets ranges from five to sixteen years for investment management contracts and three to seven years for employee contracts. The weighted-average life of other intangible assets is approximately thirteen years. Goodwill and other intangible assets' carrying values are periodically evaluated in accordance with SFAS No. 121, Accounting for the Impairment of Long-lived Assets and Long-lived Assets to be Disposed Of, by comparing estimates of future undiscounted cash flows to the carrying values of the assets. Assets are considered impaired if the carrying value exceeds the expected future undiscounted cash flows. Analyses are performed at least annually or more frequently if warranted by events and circumstances affecting Phoenix Life's business. See SFAS No. 142 under "Recent accounting pronouncements" in note 3 for change in accounting policy effective January 1, 2002.

In 2001, remaining goodwill was amortized on a straight-line basis over a ten year period.

Investments in unconsolidated affiliates

Investments in unconsolidated affiliates represents investments in operating entities in which Phoenix Life owns more than 20% but less than a majority of the outstanding common stock and those operating entities for which Phoenix Life owns less than 20% if Phoenix Life exercises significant influence over the operating and financial policies of the company. Phoenix Life uses the equity method of accounting for its investments in the common stock of these entities. Investments in unconsolidated affiliates also includes, where applicable, Phoenix Life's investments in senior securities of these entities.

Separate account assets and liabilities and investment trusts

Separate account assets and liabilities are funds maintained in accounts to meet specific investment objectives of contractholders who bear the investment risk. Investment income and investment gains and losses accrue directly to such contractholders. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of Phoenix Life. The assets and liabilities are primarily carried at market value. Deposits, net investment income and realized investment gains and losses for these accounts are excluded from revenues, and the related liability increases are excluded from benefits and expenses. Amounts assessed to the contractholders for management services are included in revenues.

Investment trusts are assets held for the benefit of institutional clients who have investments in structured finance products offered by PXP. Structured finance products include collateralized debt and bond obligations backed by portfolios of public high yield bonds, emerging market bonds, commercial mortgage-backed and asset-backed securities and bank loans. Investment trusts, for which PXP is the sponsor and actively manages the assets, and for which there is not a substantive amount of outside third party equity investment in the trust, are consolidated in the financial statements. Phoenix Life's financial exposure is limited to its share of equity and bond investments in these vehicles and there is no financial guarantees from, or recourse to, Phoenix Life for these investment trusts. Asset valuation changes are directly offset by changes in the corresponding liabilities. Fees are recorded when management services provided to the trusts are earned and are included in revenues.

Policy liabilities and accruals

Future policy benefits are liabilities for life and annuity products. Such liabilities are established in amounts adequate to meet the estimated future obligations of policies in force. Future policy benefits for traditional life insurance are computed using the net level premium method on the basis of actuarial assumptions as to

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

contractual guaranteed rates of interest, mortality rates guaranteed in calculating the cash surrender values described in such contracts and morbidity. The guaranteed interest rates range from 2.25% to 6.00% in 2001. Policyholder deposit funds are primarily for universal life products and include deposits received from customers and investment earnings on their fund balances which range from 4.00% to 7.15% in 2001, less administrative and mortality charges.

Liabilities for outstanding claims, losses and loss adjustment expenses are amounts estimated to cover incurred losses. These liabilities are based on individual case estimates for reported losses and estimates of unreported losses based on past experience.

Policyholder deposit funds

Policyholder deposit funds primarily consist of annuity deposits received from customers, dividend accumulations and investment earnings on their fund balances, which range from 2.1% to 12.3%, less administrative charges.

Premium and fee revenue and related expenses

Life insurance premiums, other than premiums for universal life and certain annuity contracts, are recorded as premium revenue pro-rata over the related contract periods. Benefits, losses and related expenses are matched with premiums over the related contract periods. Revenues for investment-related products, included in insurance and investment product fees, consist of net investment income and contract charges assessed against the fund values. Related benefit expenses primarily consist of net investment income credited to the fund values after deduction for investment and risk charges. Revenues for universal life products consist of net investment income and mortality, administration and surrender charges assessed against the fund values during the period. Related benefit expenses include universal life benefit claims in excess of fund values and net investment income credited to universal life fund values.

Investment management fees

Investment management fees included in insurance and investment product fees in the accompanying Consolidated Statements of Income are recorded as income pro-rata during the period in which services are performed. Investment management fees are generally computed and earned based upon a percentage of assets under management. Investment management fees are paid pursuant to the terms of the respective investment management contracts, which generally require monthly or quarterly payment.

Reinsurance

Phoenix Life uses reinsurance agreements to provide for greater diversification of business, allow management to control exposure to potential losses arising from large risks and provide additional capacity for growth.

Assets and liabilities related to reinsurance ceded contracts are reported on a gross basis. The cost of reinsurance related to long-duration contracts is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies.

Policyholder dividends

Certain life insurance policies contain dividend payment provisions that enable the policyholder to participate in the earnings of Phoenix Life. The amount of policyholder dividends to be paid is determined annually by Phoenix Life's Board of Directors. The aggregate amount of policyholders' dividends is related to the actual interest, mortality, morbidity and expense experience for the year and Phoenix Life's judgment as to the appropriate level of statutory surplus to be retained. At the end of the reporting period, Phoenix Life establishes a dividend liability for the pro-rata portion of the dividends payable on the next anniversary date of each policy. Phoenix Life also establishes a liability for termination dividends. See note 14 --"Closed Block" for information on the policyholder dividend obligation.

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Income taxes

Phoenix and its eligible affiliated companies have elected to file a life/non-life consolidated federal income tax return for 2001. For 2000 and prior years, Phoenix Life was the parent company of the group of eligible affiliated companies that had elected to file life/non-life consolidated federal income tax returns. Entities included within the consolidated group are segregated into either a life insurance or non-life insurance company subgroup. The consolidation of these subgroups is subject to certain statutory restrictions in the percentage of eligible non-life income tax losses that can be applied to offset life insurance company taxable income.

Deferred income taxes result from temporary differences between the tax basis of assets and liabilities and their recorded amounts for financial reporting purposes. These differences result primarily from policy liabilities and accruals, policy acquisition costs, investment impairment reserves, reserves for post-retirement benefits and unrealized gains or losses on investments.

Employee benefit plans

Phoenix has a non-contributory, defined benefit pension plan covering substantially all of its employees. Retirement benefits are a function of both years of service and level of compensation. Phoenix also sponsors a non-qualified supplemental defined benefit plan to provide benefits in excess of amounts allowed pursuant to the Internal Revenue Code. Phoenix's funding policy is to contribute annually an amount equal to at least the minimum required contribution in accordance with minimum funding standards established by the Employee Retirement Income Security Act of 1974 ("ERISA"). Contributions are intended to provide not only for benefits attributable to service to date, but also for service expected to be earned in the future.

Phoenix sponsors pension and savings plans for its employees and agents, and those of its subsidiaries. The qualified plans comply with requirements established by ERISA and excess benefit plans provide for that portion of pension obligations which is in excess of amounts permitted by ERISA. Phoenix also provides certain health care and life insurance benefits for active and retired employees. Phoenix Life incurs applicable employee benefit expenses through the process of cost allocation by Phoenix.

In addition to Phoenix's pension plans, Phoenix currently provides certain health care and life insurance benefits to retired employees, spouses and other eligible dependents through various plans sponsored by Phoenix. A substantial portion of Phoenix's employees may become eligible for these benefits upon retirement. The health care plans have varying co-payments and deductibles, depending on the plan. These plans are unfunded.

Applicable information regarding the actuarial present value of vested and non-vested accumulated plan benefits, and the net assets of the plans available for benefits is omitted, as the information is not separately calculated for Phoenix Life's participation in the plans. With respect to the pension plan, the total assets of the plan exceeded the actuarial present value of vested benefits at January 1, 2001, the date of the most recent actuarial valuation. The other postretirement benefit plans were unfunded as of December 31, 2001, and in accordance with the SFAS No. 106, "Employers' Accounting for Postretirement Benefits," Phoenix, the plan sponsor, established an accrued liability and amounts attributable to Phoenix Life have been allocated.

Recent accounting pronouncements

Securitized Financial Instruments. Effective April 1, 2001, Phoenix Life adopted Emerging Issues Task Force Issue No. 99-20, Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets ("EITF 99-20"). This pronouncement requires investors in certain asset-backed securities to record changes in their estimated yield on a prospective basis and to apply specific valuation methods to these securities to determine of there has been an other-than-temporary decline in value. Upon adoption of EITF 99-20, Phoenix recorded a $20.5 million charge in net income as a cumulative effect of accounting change, net of income taxes.

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Derivative Financial Instruments. Effective January 1, 2001, Phoenix Life adopted SFAS No. 133, Accounting for Derivative Instruments and Hedging Activities ("SFAS 133"), as amended by SFAS No. 138, Accounting for Certain Derivative Instruments and Certain Hedging Activities ("SFAS 138"). As amended, SFAS 133 requires all derivatives to be recognized on the balance sheet at fair value. Derivatives that are not hedges must be adjusted to fair value through earnings.

Phoenix Life maintains an overall interest rate risk-management strategy that incorporates the use of derivative financial instruments to manage exposure to fluctuations in interest rates. Phoenix Life's exposure to interest rate changes primarily results from its commitments to fund interest-sensitive insurance liabilities, as well as from significant holdings of fixed rate investments. Derivative instruments that are used as part of Phoenix Life's interest rate risk-management strategy include interest rate swap agreements, interest rate caps, interest rate floors, interest rate swaptions and foreign currency swap agreements. To reduce counterparty credit risks and diversify counterparty exposure, Phoenix Life enters into derivative contracts only with a number of highly rated financial institutions.

Phoenix Life enters into interest rate swap agreements to reduce market risks from changes in interest rates. Phoenix Life does not enter into interest rate swap agreements for trading purposes. Under interest rate swap agreements, Phoenix Life exchanges cash flows with another party, at specified intervals, for a set length of time based on a specified notional principal amount. Typically, one of the cash flow streams is based on a fixed interest rate set at the inception of the contract, and the other is a variable rate that periodically resets. Generally, no premium is paid to enter into the contract and neither party makes a payment of principal. The amounts to be received or paid on these swap agreements are accrued and recognized in net investment income.

Phoenix Life enters into interest rate floor, interest rate cap and swaption contracts as a hedge for its assets and liabilities against substantial changes in interest rates. Phoenix Life does not enter into interest rate floor, interest rate cap and swaption contracts for trading purposes. Interest rate floor and interest rate cap agreements are contracts with a counterparty which require the payment of a premium and give Phoenix Life the right to receive over the maturity of the contract, the difference between the floor or cap interest rate and a market interest rate on specified future dates based on an underlying notional principal. Swaption contracts are options to enter into an interest rate swap transaction on a specified future date and at a specified price. Upon the exercise of a swaption, Phoenix Life would either receive a swap agreement at the pre-specified terms or cash for the market value of the swap. Phoenix Life pays the premium for these instruments on a quarterly basis over the maturity of the contract, and recognizes these payments in net investment income.

Phoenix Life enters into foreign currency swap agreements to hedge against fluctuations in foreign currency exposure. Under these agreements, Phoenix Life agrees to exchange with another party, principal and periodic interest payments denominated in foreign currency for payments denominated in U.S. dollars. The amounts to be received or paid on these foreign currency swap agreements are recognized in net investment income. To reduce counterparty credit risks and diversify counterparty exposure, Phoenix Life only enters into derivative contracts with highly rated financial institutions.

On January 1, 2001, in accordance with the transition provisions of SFAS 133, Phoenix Life recorded a net-of-tax cumulative effect adjustment of $1.3 million
(gain) in earnings to recognize at fair value all derivatives that are designated as fair-value hedging instruments. Phoenix Life also recorded an offsetting net-of-tax cumulative effect adjustment of $1.3 million (loss) in earnings to recognize the difference attributable to the hedged risks between the carrying values and fair values of the related hedged assets and liabilities. Phoenix Life also recorded a net-of-tax cumulative effect adjustment of $1.1 million in accumulated other comprehensive income to recognize, at fair value, all derivatives that are designated as cash-flow hedging instruments.

For derivative instruments that were not designated as hedges, upon implementation of SFAS 133, Phoenix Life recorded a net-of-tax cumulative effect adjustment of $3.9 million in earnings to recognize these instruments at fair value. Gains and losses on derivatives that were previously deferred as adjustments to the

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

carrying amount of hedged items were not included in the cumulative effect adjustment. There were no gains or losses on derivative instruments that were reported independently as deferred assets or liabilities that required de-recognition from the balance sheet.

Phoenix Life recognized an after-tax gain of $0.9 million for the year ended December 31, 2001 (reported as other comprehensive income in the Consolidated Statements of Changes in Stockholders' Equity and Comprehensive Income), which represented the change in fair value of interest rate swaps which have been designated as cash flow hedges, using the shortcut method, assuming no ineffectiveness. These interest rate swaps hedge floating-rate exposure on asset cash flows that back insurance liabilities by swapping floating rate bonds to fixed. For changes in the fair value of derivatives that are designated, qualify, and are highly effective as cash flow hedges, and for which the critical terms of the hedging instrument and the assets match, Phoenix Life recognizes the change in fair value of the derivative in other comprehensive income. Phoenix Life expects that there will be no ineffectiveness to recognize in earnings during the term of the hedges, and Phoenix Life does not expect to reclassify into earnings amounts reported in accumulated other comprehensive income over the next twelve months.

Phoenix Life also recognized an after-tax gain of $3.0 million for the year ended December 31, 2001 (reported as other comprehensive income in the Consolidated Statements of Changes in Stockholders' Equity and Comprehensive Income), which represented the change in fair value of interest rate forward swaps which have been designated as cash flow hedges of the forecasted purchase of assets. For changes in the fair value of derivatives that are designated as cash flow hedges of a forecasted transaction, Phoenix Life recognizes the change in fair value of the derivative in other comprehensive income. Amounts related to cash flow hedges that are accumulated in other comprehensive income are reclassified as earnings in the same period or periods during which the hedged forecasted transaction (the acquired asset) affects earnings. As of December 31, 2001, $0.3 million of the deferred net after-tax gains on these derivative instruments is expected to be reclassified into earnings over the next twelve months. For the year ended December 31, 2001, Phoenix Life also recognized an after-tax gain of $0.3 million (reported as net realized investment gains in the Consolidated Statements of Income), which resulted from the termination of interest rate swap contracts designated as hedges of a forecasted transaction. The interest rate swap contracts were determined to no longer be effective hedges.

Phoenix Life also recognized an after-tax loss of $0.4 million for the year ended December 31, 2001 (reported as net investment income in the Consolidated Statements of Income), which represented the change in fair value of derivative instruments which were not designated as hedges upon implementation of SFAS 133. These instruments primarily include: interest rate floors which hedge spread deficiency risk between assets and deferred annuity product liabilities; interest rate caps which hedge disintermediation risk associated with universal life insurance liabilities; and interest rate swaps which were hedges of an anticipated purchase of assets associated with an acquisition of a block of insurance liabilities for which offsetting swap positions were taken to lock in a stream of income to supplement the income on the assets purchased. For changes in fair value of derivatives that are not designated and did not qualify as highly effective hedges upon implementation of SFAS 133, Phoenix Life recognizes the entire change in fair value of the derivatives in current-period earnings. For the year ended December 31, 2001, Phoenix Life also recognized an after-tax gain of $0.9 million (reported as net realized investment gains in the Consolidated Statements of Income), which resulted from the termination prior to maturity of interest rate swaps which were not designated as hedges upon implementation of SFAS 133.

Phoenix Life also holds foreign currency swaps as hedges against available-for-sale securities that back U.S. dollar denominated liabilities. For changes in the fair value of derivatives that are designated, qualify, and are highly effective as fair value hedges, Phoenix Life recognizes the change in fair value of the derivative, along with the change in value of the hedged asset or liability attributable to the hedged risk, in current-period earnings. Phoenix Life recognized an after-tax gain of $0.8 million for the year ended December 31, 2001.

In certain instances, derivative contracts are terminated prior to maturity. These contracts include, but are not limited to, interest rate and foreign currency swaps, cap and floor contracts, and payor and receiver swaptions.

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

To the extent that derivative contracts determined to be effective hedges are terminated, realized gains and losses are deferred and amortized. Derivatives associated with hedged items that either no longer exist or are no longer expected to occur are accounted for as of the relevant change in status of the hedged items, with gains or losses on such contracts recognized immediately in net income. Similarly, for derivatives otherwise determined to no longer be effective hedges, gains or losses as of termination are recognized immediately in net income.

Accounting for Demutualizations. Effective June 30, 2001, Phoenix Life adopted Statement of Position No. 00-3, Accounting by Insurance Enterprises for Demutualizations and Formations of Mutual Insurance Holding Companies and For Certain Long-Duration Participating Contracts ("SOP 00-3"). The provisions of SOP 00-3 provide guidance on accounting by insurance enterprises for demutualizations and the formation of mutual holding companies, including the emergence of earnings from and the financial statement presentation of the closed block established in connection with the demutualization. SOP 00-3 specifies that closed block assets, liabilities, revenues and expenses should be displayed with all other assets, liabilities, revenues and expenses of the insurance enterprise based on the nature of the particular item, with appropriate disclosures relating to the closed block.

Pursuant to the adoption of SOP 00-3, Phoenix Life recorded a charge of $30.3 million to equity in the second quarter of 2001 representing the establishment of the policyholder dividend obligation along with the corresponding impact on deferred policy acquisition costs and deferred income taxes. See note 14 --"Closed Block" for additional information.

Business Combinations/Goodwill and Other Intangible Assets. In June 2001, SFAS No. 141, Business Combinations ("SFAS 141"), and SFAS No. 142, Goodwill and Other Intangible Assets ("SFAS 142"), were issued. SFAS 141 and SFAS 142 are effective July 1, 2001 and January 1, 2002, respectively. SFAS 141 requires that the purchase method of accounting be used for all business combinations initiated after June 30, 2001 and separate recognition of intangible assets apart from goodwill if such intangible assets meet certain criteria. SFAS 141 also requires that upon adoption of SFAS 142 a company reclassify the carrying amounts of certain intangible assets into or out of goodwill, based on certain criteria. SFAS 142 primarily addresses the accounting for goodwill and intangible assets subsequent to their initial recognition. Under SFAS 142, amortization of goodwill, including goodwill and other intangible assets with indefinite lives recorded in past business combinations, will discontinue upon adoption of this standard, and reporting units must be identified for the purpose of assessing potential future impairments of goodwill. Phoenix Life recognized $7.1 million in goodwill amortization during 2001. As of June 26, 2001, PXP's net goodwill and intangible assets are no longer consolidated due to the sale of PXP to Phoenix. See note 9--"Related Party Transactions". Goodwill amortization will not be recognized after 2001 in accordance with SFAS 142. In addition, goodwill recorded as a result of business combinations completed during the six-month period ended December 31, 2001 will not be amortized.

The provisions of SFAS 141 and SFAS 142 also apply to equity-method investments made both before and after June 30, 2001. SFAS 142 prohibits amortization of the excess of cost over the underlying equity in the net assets of an equity-method investee that is recognized as goodwill.

SFAS 142 requires that goodwill be tested at least annually for impairment using a two-step process. The first step is to identify a potential impairment and, in transition, this step must be measured as of the beginning of the fiscal year. However, a company has six months from the date of adoption to complete the first step. The second step of the goodwill impairment test measures the amount of the impairment loss (measured as of the beginning of the year of adoption), if any, and must be completed by the end of a company's fiscal year. Intangible assets deemed to have an indefinite life would be tested for impairment using a one-step process, which compares the fair value to the carrying amount of the asset as of the beginning of the fiscal year in the year of adoption. Phoenix Life has prepared a preliminary analysis of the adoption of SFAS 142, and does not expect to have a material impairment charge in 2002.

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Impairment of Long-Lived Assets. In August 2001, the Financial Accounting Standards Board issued SFAS No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets ("SFAS 144"), effective January 1, 2002. Under SFAS 144, long-lived assets to be sold within one year must be separately identified and carried at the lower of carrying value or fair value less costs to sell.

Long-lived assets expected to be held longer than one year are subject to depreciation and must be written down to fair value upon impairment. Long-lived assets no longer expected to be sold within one year, such as some foreclosed real estate, must be written down to the lower of current fair value or fair value at the date of foreclosure adjusted to reflect depreciation since acquisition. Phoenix Life is currently reviewing the provisions of SFAS 144 and assessing the impact of adoption.

4.       SIGNIFICANT TRANSACTIONS

Purchase of Phoenix Investment Partners, Ltd. minority interest

On September 10, 2000, Phoenix Life, one of its subsidiaries and PXP entered into an agreement and plan of merger pursuant to which such subsidiary agreed to purchase the outstanding common stock shares of PXP owned by third parties for a price of $15.75 per share. In connection with this merger, Phoenix Life's subsidiary paid, from available cash and short-term investments, $339.3 million to those third parties on January 11, 2001. As a result, PXP became an indirect wholly-owned subsidiary of Phoenix Life and PXP's shares of common stock were de-listed from the New York Stock Exchange. In addition, PXP accrued compensation expenses of $57.0 million to cash out stock options, $5.5 million of related compensation costs, $5.2 million in retention costs and $3.9 million in transaction costs at March 31, 2001.

After the merger, some third party holders of PXP's convertible subordinated debentures converted their debentures and PXP redeemed all remaining outstanding debentures held by third parties by the end of March 2001. PXP made cash payments totaling $38.2 million in connection with these conversions and redemptions from funds borrowed from its then existing credit facility.

The excess of purchase price over the minority interest in the net assets of PXP totaled $224.1 million. Of this excess purchase price, $179.1 million has been allocated to investment management contracts, which are being amortized over their estimated useful lives using the straight-line method. The weighted-average useful life of the investment management contracts is 13.4 years. The remaining excess purchase price, net of deferred taxes, of $118.4 million has been classified as goodwill and is being amortized over 40 years using the straight-line method. Related amortization of goodwill and investment management contracts of $2.9 million and $13.9 million, respectively, has been expensed for the year ended December 31, 2001.

The following table summarizes the calculation and allocation of the purchase price (in millions).

                    Purchase price:
                    --------------
                    Purchase price for 21.5 million outstanding shares at $15.75/share............     $  339.3
                    Premium paid related to third party convertible debt redemption/conversion....         18.8
                    Transaction related costs.....................................................          3.2
                                                                                                       --------
                         Total purchase price.....................................................     $  361.3
                                                                                                       ========
                    Purchase price allocation:
                    -------------------------
                    Fair value of acquired net assets.............................................     $  137.2
                    Investment management contracts...............................................        179.1
                    Deferred taxes................................................................        (73.4)
                    Goodwill......................................................................        118.4
                                                                                                       --------
                         Total purchase price allocation..........................................     $  361.3
                                                                                                       ========

Prior to this transaction, PXP had a $1.2 million liability related to options held by certain employees. As a result of this transaction, all outstanding options were settled and, consistent with previous accounting treatment, the remaining liability was reversed and recorded as an adjustment to equity.

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Additionally, prior to the transaction, PXP had outstanding restricted stock which had been issued to certain employees pursuant to PXP's Restricted Stock Plan. For book purposes, the fair market value of the restricted stock at the date of the grant was recorded as unearned compensation, a separate component of stockholders' equity, and amortized over the restriction period. For tax purposes, PXP could deduct compensation expense equal to the fair market value of the stock on the date the restrictions lapse. The tax benefit of the deduction in excess of the compensation expense was recorded as an adjustment to additional paid-in capital. At the time of this transaction, all restrictions lapsed and PXP recorded a $2.0 million tax receivable for the deduction and a corresponding adjustment to equity.

Master credit facility

In June 2001, Phoenix, Phoenix Life, and PXP entered into a $375 million unsecured revolving credit facility that matures on June 10, 2005. Phoenix Life's and PXP's existing credit agreements were terminated at that time. Phoenix unconditionally guarantees loans to Phoenix Life and PXP. Base rate loans bear interest at the greater of the Bank of Montreal's prime commercial rate or the effective federal funds rate plus 0.5%. Eurodollar rate loans bear interest at LIBOR plus an applicable margin. The credit agreement includes customary financial and operating covenants that include, among other provisions, requirements that Phoenix maintain a minimum stockholders' equity and a maximum debt to capitalization ratio; that Phoenix Life maintain a minimum risk based capital ratio, and that PXP maintain a maximum debt to capitalization ratio and a minimum stockholders' equity. See note 10 - "Long-Term Debt" for additional information on credit facilities.

Early retirement program

On January 29, 2001, Phoenix offered a special retirement program under which qualified participants will receive enhanced retirement benefits by the addition of five years to age and pension plan service under the Employee Pension Plan. Employees of Phoenix Life and PXP who decided to participate will retire by May 31, 2002. Of the 318 participants eligible, 182 accepted the special retirement incentive program. As a result of this program, Phoenix Life was allocated an additional pension expense for the year ended December 31, 2001.

Aberdeen Asset Management PLC

On February 18, 1999, PM Holdings, a wholly-owned subsidiary of Phoenix Life, purchased 15,050,000 shares of the common stock of Aberdeen Asset Management PLC ("Aberdeen"), a Scottish asset management firm, for $29.4 million. PM Holdings owned 31,600,000 shares and 38,100,000 share as of December 31, 2000 and 2001, respectively.

On April 15, 1996, Phoenix Life purchased 7% convertible subordinated notes issued by Aberdeen for $37.5 million. The notes, which mature on March 29, 2003, are convertible into 17,441,860 shares of Aberdeen common stock.

In May 2001, Phoenix Life purchased additional shares of common stock of Aberdeen for a cash purchase price of $46.8 million, bringing its ownership to approximately 22.0% (26.95% when the convertible subordinated note is included) of the common stock of Aberdeen at December 31, 2001. The investment in Aberdeen common stock is reported on the equity method. The notes and common stock are classified as investments in unconsolidated affiliates in the Consolidated Balance Sheets.

The investment in Aberdeen's convertible note at December 31, 2001 is reported at fair value with unrealized gains or losses included in equity. For the years ended prior to 2001, the investment in the note was reported at amortized cost. Aberdeen's convertible note was included in the transfer of securities from held-to-maturity to available-for-sale in 2001 and resulted in a pre-tax unrealized gain of $63.7 million. See note 5-- "Investments."

The fair value of Phoenix Life's investments in Aberdeen, based on the closing market price, was $455.8 million and $322.3 million as of December 31, 2000 and 2001, respectively.

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Dividend scale

In November 2000, Phoenix Mutual's Board of Directors voted to maintain the dividend scale for dividends payable on or after January 1, 2001. In October 1999, Phoenix Mutual's Board of Directors voted to maintain the dividend scale for dividends payable on or after January 1, 2000.

Emprendimiento Compartido, S.A. ("EMCO")

At January 1, 1999, PM Holdings held 9.1 million shares of EMCO, representing a 35% ownership interest in this Argentine financial services company that provides pension management, annuities and life insurance products. On June 23, 1999, PM Holdings became the majority owner of EMCO when it purchased 13.9 million shares of common stock from the Banco del Suquia, S.A. for $29.5 million, plus $10.0 million for a five-year covenant not-to-compete.

In addition, EMCO purchased, for its treasury, 3.0 million shares of its outstanding common stock held by two banks. This, in combination with the purchase described above, increased PM Holdings' ownership interest from 35% to 100% of the then outstanding stock.

On November 12, 1999, PM Holdings sold 11.5 million shares (a 50% interest) of EMCO common stock for $40.0 million, generating a pre-tax gain of $11.3 million. PM Holdings received $15.0 million in cash plus a $9.0 million two-year 8% interest bearing note, and a $16.0 million five-year 8% interest-bearing note. PM Holdings uses the equity method of accounting to account for its remaining 50% interest in EMCO.

After the sale, the remaining excess of the purchase price over the fair value of the acquired net tangible assets totaled $17.0 million. That consisted of a covenant not-to-compete of $5.0 million, which is being amortized over five years, and goodwill of $12.0 million, which is being amortized over ten years.

PFG Holdings, Inc.

On October 29, 1999, PM Holdings, a wholly-owned subsidiary of Phoenix Life, purchased 100% of PFG Holdings, Inc. 8% cumulative preferred stock, which is convertible into a 67% interest in common stock for $5 million in cash. In addition, Phoenix Life has an option to purchase all the outstanding common stock during the sixth year subsequent to the acquisition at a value equal to 80% of the appraised value of the common stock at that time. As of December 31, 2001, this option had not been executed. Since Phoenix Life holds voting control, the entity has been consolidated and a minority interest has been established for outside stockholders' interests. The transaction resulted in goodwill of $3.8 million, which is being amortized on a straight-line basis over forty years.

AGL Life Assurance Company, an operating subsidiary of PFG Holdings, must maintain at least $10.0 million of capital and surplus to satisfy certain regulatory minimum capital requirements. PM Holdings provided financing of $11.0 million at the purchase date to PFG Holdings in order for AGL Life Assurance to meet this minimum requirement. The debt is an 8.34% senior secured note maturing in 2009.

PM Holdings provided additional financing to PFG Holdings in 2001 in the form of a convertible subordinated note. The interest rate on the note is 8%, and the note will mature on November 1, 2006. The note allows for up to $8 million in financing and is convertible into common stock at any time at a variable conversion price.

Property and casualty distribution operations

On May 3, 1999, PM Holdings sold its property and casualty distribution business to Hilb, Rogal and Hamilton Company ("HRH") for $48.1 million including $10.2 million for a covenant not-to-compete. Total proceeds consisted of $32.0 million in 5.25% convertible subordinated debentures, $15.9 million for 865,042 shares of HRH common stock, valued at $18.38 per share on the sale date, and $0.2 million in cash. Phoenix also has contractual rights to designate two nominees for election to HRH's Board of Directors. As of December 31, 2001, two Phoenix designees were serving as HRH directors. The pre-tax gain realized on the sale was $40.1 million.

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

The convertible debentures mature on May 3, 2014 and are callable by HRH on or after May 3, 2009. The debentures are convertible into 1,406,593 shares of HRH common stock.

The investment in HRH debentures at December 31, 2001 is reported at fair value with unrealized gains or losses included in equity. For the years ended prior to 2001, the investment in HRH was reported at amortized cost. HRH debentures were included in the transfer of securities from held-to-maturity to available-for-sale in 2001 and resulted in a pre-tax unrealized gain of $46.8 million. See note 5 - "Investments."

The investment in HRH common stock is reported on the equity method. The debentures and common stock are classified as investments in unconsolidated affiliates in the Consolidated Balance Sheets. As of December 31, 2001, Phoenix Life owns 6.4% of the outstanding HRH common stock, 14.8% on a diluted basis.

The fair value of Phoenix Life's investments in HRH, based on the closing market price, was $90.6 million and $78.8 million as of December 31, 2000 and 2001, respectively.

Discontinued operations

During 1999, Phoenix Life discontinued its reinsurance operations, real estate management operations and group life & health operations. Disclosures concerning the financial effect of these transactions are contained in note 13-- "Discontinued Operations."

5.       INVESTMENTS

Information pertaining to Phoenix Life's investments, net investment income and realized and unrealized investment gains and losses follows:

Debt and equity securities

The amortized cost and fair value of investments in debt and equity securities as of December 31, 2001 were as follows:

                                                                           GROSS             GROSS
                                                        AMORTIZED       UNREALIZED        UNREALIZED          FAIR
                                                          COST             GAINS            LOSSES           VALUE
                                                       ------------     ------------      ------------     -----------
Debt securities                                                                (IN MILLIONS)
---------------
AVAILABLE-FOR-SALE:
    U.S. government and agency bonds..............         $ 256.0          $  13.3           $ (0.1)         $ 269.2
    State and political subdivision bonds.........           508.6             24.7             (1.7)           531.6
    Foreign government bonds......................           293.7             34.1             (1.1)           326.7
    Corporate securities..........................         4,316.6            145.5           (103.7)         4,358.4
    Mortgage-backed and asset-backed
    securities....................................         4,125.0            107.4            (84.3)         4,148.1
                                                       ------------     ------------      ------------     -----------
        Total available-for-sale securities.......         9,499.9            325.0           (190.9)         9,634.0
     Less: available-for-sale securities of
               discontinued operations............            34.8               --                --            34.8
                                                       ------------     ------------      ------------     -----------
     Total available-for-sale debt securities of
      continuing operations.......................       $ 9,465.1          $ 325.0         $ (190.9)       $ 9,599.2
                                                       ============     ============      ============     ===========

Equity securities.................................         $ 275.7          $  52.4          $ (40.6)         $ 287.5
-----------------
      Less: equity securities of discontinued
                operations........................             1.5               --                --             1.5
                                                       ------------     ------------      ------------    ------------
         Total equity securities of continuing
          operations..............................         $ 274.2          $  52.4          $ (40.6)         $ 286.0
                                                       ============     ============      ============     ===========

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

The amortized cost and fair value of investments in debt and equity securities as of December 31, 2000 were as follows:


                                                                          GROSS            GROSS
                                                         AMORTIZED      UNREALIZED        UNREALIZED
                                                            COST          GAINS            LOSSES       FAIR VALUE
                                                         -----------    -----------      -----------    -----------
Debt securities                                                                (IN MILLIONS)
---------------
HELD-TO-MATURITY:
    State and political subdivision bonds............      $    30.6      $      .3         $   (.9)     $     30.0
    Foreign government bonds.........................            2.4             --             (.7)            1.7
    Corporate securities.............................        1,781.2           48.0           (39.0)        1,790.2
    Mortgage-backed and asset-backed securities......          295.4           15.4            (3.8)          307.0
                                                         -----------    -----------      -----------    -----------
         Total held-to-maturity securities...........        2,109.6           63.7           (44.4)        2,128.9
                                                         -----------    -----------      -----------    -----------
AVAILABLE-FOR-SALE:
    U.S. government and agency bonds.................          262.5           13.8             (.3)          276.0
    State and political subdivision bonds............          459.9           16.9            (1.9)          474.9
    Foreign government bonds.........................          246.0           26.7            (5.8)          266.9
    Corporate securities.............................        2,222.1           37.7           (83.1)        2,176.7
    Mortgage-backed and asset-backed securities......        2,830.5           63.5           (25.2)        2,868.8
                                                         -----------    -----------      -----------    -----------
         Total available-for-sale securities.........        6,021.0          158.6          (116.3)        6,063.3
  Less: available-for-sale securities of
     discontinued operations.........................          114.3             --               --          114.3
                                                         -----------    -----------      -----------    -----------
     Total available-for-sale securities of
       continuing operations.........................        5,906.7          158.6          (116.3)        5,949.0
                                                         -----------    -----------      -----------    -----------
     Total debt securities of continuing operations..      $ 8,016.3      $   222.3         $(160.7)     $  8,077.9
                                                         ===========    ===========      ===========    ===========
                                                         ===========    ===========      ===========    ===========
Equity securities....................................      $   297.3      $    77.9         $ (39.7)     $    335.5
-----------------                                        ===========    ===========      ===========    ===========

The sale of debt securities held-to-maturity relate to certain securities, with amortized cost of $3.9 million, $3.9 million and $9.1 million, for the years ended December 31, 1999, 2000 and 2001, respectively, which were sold specifically due to a significant decline in the issuers' credit quality. Net realized (losses) gains were $(0.2) million, $(3.9) million and $1.5 million in 1999, 2000 and 2001, respectively.

The amortized cost and fair value of debt securities, by contractual sinking fund payment and maturity, as of December 31, 2001 are shown below. Actual maturity may differ from contractual maturity because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties, or Phoenix Life may have the right to put or sell the obligations back to the issuers.

                                                                                   AVAILABLE-FOR-SALE
                                                                              ------------------------------
                                                                                AMORTIZED           FAIR
                                                                                  COST             VALUE
                                                                              -------------     ------------
                                                                                      (IN MILLIONS)
         Due in one year or less........................................         $   121.2        $   121.9
         Due after one year through five years..........................           1,276.7          1,260.0
         Due after five years through ten years.........................           1,772.9          1,820.3
         Due after ten years............................................           2,204.1          2,283.7
         Mortgage-backed and asset-backed securities....................           4,125.0          4,148.1
                                                                              -------------     ------------
              Total.....................................................           9,499.9          9,634.0
         Less: securities of discontinued operations....................              34.8             34.8
                                                                              -------------     ------------
              Total securities of continuing operations.................         $ 9,465.1        $ 9,599.2
                                                                              =============     ============

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Carrying values for investments in mortgage-backed and asset-backed securities, excluding U.S. government guaranteed investments, were as follows:


                                                                                      DECEMBER 31,

                                                                              ------------------------------
                                                                                  2000             2001
                                                                              -------------     ------------
                                                                                      (IN MILLIONS)
         Planned amortization class.........................................     $   117.4        $   133.9
         Asset-backed.......................................................       1,082.3          1,607.9
         Mezzanine..........................................................         166.5            359.1
         Commercial.........................................................         796.5            633.6
         Sequential pay.....................................................         937.7          1,268.7
         Pass through.......................................................          59.3             75.5
         Other..............................................................           4.5             69.4
                                                                              -------------     ------------
         Total mortgage-backed and asset-backed securities                       $ 3,164.2        $ 4,148.1
                                                                              =============     ============

Mortgage loans and real estate

Phoenix Life's mortgage loans and real estate are diversified by property type and location and, for mortgage loans, by borrower. Mortgage loans are collateralized by the related properties and are generally 75% of the properties' value at the time the original loan is made.

Mortgage loans and real estate investments comprise the following property types and geographic regions:

                                                                 MORTGAGE LOANS               REAL ESTATE
                                                                  DECEMBER 31,                DECEMBER 31,
                                                            -------------------------    -----------------------
                                                               2000          2001           2000          2001
                                                            -----------    ----------    ----------   ----------
                    Property type:                                             (IN MILLIONS)
                    Office buildings..................         $ 171.3       $ 155.4        $ 34.4       $ 25.2
                    Retail............................           183.5         170.4           6.9          7.5
                    Apartment buildings...............           180.7         171.0          45.9         50.4
                    Industrial buildings..............            64.8          52.0            --           --
                    Other.............................             2.2           2.0            --           --
                    Valuation allowances..............            (9.1)        (15.0)         (9.3)          --
                                                            -----------    ----------    ----------   ----------
                         Total........................         $ 593.4       $ 535.8        $ 77.9       $ 83.1
                                                            ===========    ==========    ==========   ==========
                    Geographic region:                                         (IN MILLIONS)
                    Northeast.........................         $ 124.5       $ 116.5        $ 49.8       $ 54.4
                    Southeast.........................           147.6         130.5            --           --
                    North central.....................           147.4         134.8            .5           .4
                    South central.....................           103.7         101.7          22.3         13.0
                    West..............................            79.3          67.3          14.6         15.3
                    Valuation allowances..............            (9.1)        (15.0)         (9.3)          --
                                                            -----------    ----------    ----------   ----------
                         Total........................         $ 593.4       $ 535.8        $ 77.9       $ 83.1
                                                            ===========    ==========    ==========   ==========

At December 31, 2001, scheduled mortgage loan maturities were as follows: 2002 -- $51.4 million; 2003 -- $82.0 million; 2004 -- $34.7 million; 2005 -- $32.3 million; 2006 -- $94.7 million, and $240.7 million thereafter. Actual maturities will differ from contractual maturities because borrowers may have the right to prepay obligations with or without prepayment penalties and loans may be refinanced. Phoenix Life did not refinance any of its mortgage loans during 2000 and 2001.

The carrying value of delinquent and in process of foreclosure mortgage loans at December 31, 2000 and 2001 is $11.4 million and $5.6 million, respectively. There are valuation allowances of $9.1 million and $15.0 million, respectively, on these mortgages.

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Investment valuation allowances

Investment valuation allowances, which have been deducted in arriving at investment carrying values as presented in the Consolidated Balance Sheets and changes thereto, were as follows:

                                             BALANCE AT                                              BALANCE AT
                                             JANUARY 1,         ADDITIONS        DEDUCTIONS         DECEMBER 31,
                                          ----------------     ------------    --------------     -----------------
               2001:                                                   (IN MILLIONS)
               Mortgage loans.............          $ 9.1            $ 6.1            $  (.2)              $ 15.0
               Real estate................            9.3               --              (9.3)                  --
                                               -----------         --------        ----------            ---------
                    Total.................          $18.4            $ 6.1            $ (9.5)              $ 15.0
                                               ===========         ========        ==========            =========
               2000:
               Mortgage loans.............          $14.3            $ 1.8            $ (7.0)              $  9.1
               Real estate................            3.2              6.1                --                  9.3
                                               -----------         --------        ----------            ---------
                    Total.................          $17.5            $ 7.9            $ (7.0)              $ 18.4
                                               ===========         ========        ==========            =========
               1999:
               Mortgage loans.............          $30.6            $ 9.7            $(26.0)              $ 14.3
               Real estate................            6.4               .2              (3.4)                 3.2
                                               -----------         --------        ----------            ---------
                    Total.................          $37.0            $ 9.9            $(29.4)              $ 17.5
                                               ===========         ========        ==========            =========

Non-income producing mortgage loans and debt securities

The net carrying value of non-income producing mortgage loans was $6.0 million at December 31, 2000; there were no non-income producing mortgage loans during 2001. The amount of interest foregone by non-income producing mortgage loans was $0.5 million for the year ended December 31, 2000. There were no non-income producing debt securities at December 31, 2000 and 2001.

Venture capital partnerships

Phoenix Life invests as a limited partner in venture capital limited partnerships. These partnerships focus on early-stage ventures, primarily in the information technology and life science industries and leveraged buyout funds, as well as direct equity investments in leveraged buyouts and corporate acquisitions. As of December 31, 2001, total unfunded capital commitments were $166.8 million.

Phoenix Life records its equity in the earnings of these partnerships in net investment income.

In the first quarter of 2001, Phoenix Life recorded a charge of $48.8 million (net of income taxes of $26.3 million) representing the cumulative effect of this accounting change on the fourth quarter of 2000. The cumulative effect was based on the actual fourth quarter 2000 financial results as reported by the partnerships.

In the first quarter of 2001, Phoenix Life removed the lag in reporting by estimating the change in Phoenix Life's share of the net equity in earnings of the venture capital partnerships for the period from December 31, 2000, the date of the most recent financial information provided by the partnerships, to Phoenix Life's then current reporting date of March 31, 2001. To estimate the net equity in earnings of the venture capital partnerships for each quarter, Phoenix Life developed a methodology to estimate the change in value of the underlying investee companies in the venture capital partnerships. For public investee companies, Phoenix Life used quoted market prices at the end of each quarter, applying liquidity discounts to these prices in instances where such discounts were applied in the underlying partnerships' financial statements. For private investee companies, Phoenix Life applied a public industry sector index to roll the value forward each quarter. Phoenix Life applies this methodology consistently each quarter with subsequent adjustments to reflect market events reported by the partnerships (e.g., new rounds of financing, initial public offerings and writedowns by the general partners). In addition, Phoenix Life will annually revise the valuations it has assigned to the investee companies to reflect the valuations in the audited financial statements received from the venture capital partnerships. Phoenix Life's venture capital earnings remain subject to variability.

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

The components of net investment income related to venture capital partnerships for the year ended December 31, were as follows:

                                                                              1999          2000            2001
                                                                           ----------    -----------    ------------
                                                                                        (IN MILLIONS)
    Operating losses..................................................        $ (8.9)        $ (7.7)         $ (6.4)
    Realized gains on cash and stock distributions....................          84.7          223.3            17.8
    Net unrealized gains (losses) on investments held in the                    64.1           61.7           (95.9)
       partnerships...................................................     ----------      ---------       ---------
    Total venture capital partnership net investment income (loss)....        $139.9         $277.3          $(84.5)
                                                                           ==========      =========       =========

Other invested assets

Other invested assets were as follows:

                                                                              DECEMBER 31,
                                                                        -------------------------
                                                                           2000          2001
                                                                        -----------    ----------
                                                                             (IN MILLIONS)
            Transportation and equipment leases......................       $ 83.2        $ 85.0
            Affordable housing partnerships..........................         29.1          28.2
            Investment in other affiliates...........................          7.5           9.6
            Seed money in separate accounts..........................         41.2          54.6
            Mezzanine partnerships...................................         30.4          37.1
            Derivatives..............................................           --          10.9
            Other partnership interests..............................         44.3          55.8
                                                                        -----------    ----------
              Total other invested assets............................       $235.7        $281.2
                                                                        ===========    ==========

Separate account assets and investment trusts

Separate account assets and investment trusts assets as of December 31, were as follows:

                                                                       2000                2001
                                                                  ---------------     ---------------
                                                                            (IN MILLIONS)
          Separate accounts .....................................      $ 5,376.6           $ 5,025.2
                                                                  ---------------     ---------------
          Investment trusts:
              Phoenix CDO I .....................................             --               160.1
              Phoenix CDO II ....................................             --               384.7
                                                                  ---------------     ---------------
                   Total investment trusts ......................             --               544.8
                                                                  ---------------     ---------------
          Total separate account assets and investment trusts....      $ 5,376.6           $ 5,570.0
                                                                  ===============     ===============


In 2001, Phoenix Life determined that the investment trusts did not have a substantive amount of outside equity and, as a result, concluded consolidation was required.

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Net investment income

The components of net investment income (loss) for the year ended December 31, were as follows:

                                                                             1999           2000           2001
                                                                           ----------    -----------    -----------
                                                                                        (IN MILLIONS)
         Debt securities.............................................      $   637.4       $  622.2        $ 680.4
         Equity securities...........................................            7.9           13.3            4.4
         Mortgage loans..............................................           66.3           54.6           45.0
         Policy loans................................................          149.0          157.4          168.6
         Real estate.................................................            9.7            9.2           16.1
         Venture capital partnerships................................          139.9          277.3          (84.5)
         Other invested assets.......................................             .7            3.4            7.1
         Cash, cash equivalents and short-term investments...........           22.6           27.5           13.7
                                                                           ----------    -----------    -----------
              Sub-total..............................................        1,033.5        1,164.9          850.8
         Less: investment expenses...................................           13.0           14.3           14.1
                                                                           ----------    -----------    -----------
         Net investment income.......................................        1,020.5        1,150.6          836.7
         Less: net investment income of discontinued operations                 67.4           21.0            6.5
                                                                           ----------    -----------    -----------
              Total net investment income of continuing operations         $   953.1       $1,129.6        $ 830.2
                                                                           ==========    ===========    ===========


Investment income of $4.0 million was not accrued on certain delinquent mortgage loans and defaulted debt securities at December 31, 2001. Phoenix Life does not accrue interest income on impaired mortgage loans and impaired debt securities when the likelihood of collection is doubtful. See note 3--"Summary of Significant Accounting Policies--Valuation of investments" for further information on mortgage loan and debt security impairment.

The payment terms of mortgage loans may, from time to time, be restructured or modified. The investment in restructured mortgage loans, based on amortized cost, amounted to $34.9 million and $31.1 million at December 31, 2000 and 2001, respectively. Interest income on restructured mortgage loans that would have been recorded in accordance with the original terms of such loans amounted to $4.1 million, $3.9 million and $3.6 million in 1999, 2000 and 2001, respectively. Actual interest income on these loans included in net investment income was $3.5 million, $3.1 million and $2.4 million in 1999, 2000 and 2001, respectively.

Investment gains and losses

Net unrealized investment (losses) gains on securities available-for-sale and carried at fair value for the year ended December 31, were as follows:

                                                                1999          2000          2001
                                                             -----------   -----------   -----------
                                                                          (IN MILLIONS)
         Debt securities................................       $ (428.5)     $  213.8        $ 91.3
         Equity securities..............................           63.2        (105.7)        (26.4)
         DAC............................................          260.3        (117.2)        (62.2)
         Deferred income tax (benefits) expense.........          (36.7)         (3.2)           .9
                                                             -----------   -----------   -----------
         Net unrealized investment (losses) gain on
              securities available-for-sale.............       $  (68.3)     $   (5.9)       $  1.8
                                                             ===========   ===========   ===========

The amortized cost of debt securities transferred from held-to-maturity to available-for-sale in 2001 was $2,333.8 million, which resulted in an unrealized gain of $83.9 million, after-tax.

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Net realized investment (losses) gains for the year ended December 31, were as follows:

                                                                                      1999          2000          2001
                                                                                   ----------    -----------   -----------
                                                                                               (IN MILLIONS)
         Debt securities......................................................       $(20.4)       $(54.2)         $(50.9)
         Equity securities....................................................         16.6         146.8            (8.8)
         Mortgage loans.......................................................         18.5           3.0             1.0
         Real estate..........................................................          2.9          (4.3)           (2.5)
         Sale of subsidiary (Note 9)..........................................         40.1           (.8)          222.6
         Other invested assets................................................         18.5          (1.1)          (11.3)
                                                                                   ----------    -----------   -----------
         Net realized investment gains........................................         76.2          89.4           150.1
         Less: net realized investment gains from discontinued operations.....           .4            .2              --
                                                                                   ----------    -----------   -----------
         Net realized investment gains from continuing operations.............       $ 75.8        $ 89.2          $150.1
                                                                                   ==========    ===========   ===========

The proceeds from sales of available-for-sale debt securities and the gross realized gains and gross realized losses on those sales for the year ended December 31, were as follows:


                                                                1999          2000          2001
                                                             -----------   -----------   ------------
                                                                          (IN MILLIONS)
         Proceeds from disposals.......................       $ 1,106.9        $898.5      $1,289.8
         Gross realized gains on sales.................       $    21.8        $  8.7      $   38.1
         Gross realized losses on sales................       $    39.1        $ 53.2      $   27.6

6.       GOODWILL AND OTHER INTANGIBLE ASSETS

Goodwill and other intangible assets were as follows:


                                                                        DECEMBER 31,
                                                                 --------------------------
                                                                     2000          2001
                                                                 -------------   ----------
                                                                        (IN MILLIONS)
         PXP gross amounts:
           Goodwill.........................................         $  425.7          --
           Investment management contracts..................            244.0          --
           Non-compete covenant.............................              5.0          --
           Other............................................              4.5          --
                                                                 -------------   ----------
         Totals ............................................            679.2          --
                                                                 -------------   ----------
         Other gross amounts:
           Goodwill.........................................             11.9      $  4.8
           Intangible asset related to pension plan benefits              8.3        18.8
           Other............................................              1.0         1.0
                                                                 -------------   ----------
         Totals ............................................             21.2        24.6
                                                                 -------------   ----------
         Total gross goodwill and other intangible assets               700.4        24.6
                                                                 -------------   ----------
         Accumulated amortization -PXP......................           (112.4)
         Accumulated amortization -other....................             (5.4)       (2.0)
                                                                 -------------   ----------
             Total goodwill and other intangible assets, net          $ 582.6      $ 22.6
                                                                 =============   ==========


As of June 26, 2001, PXP's net goodwill and intangible assets are no longer consolidated due to the sale of PXP to Phoenix. See note 9--"Related Party Transactions." In 2000, $1.9 million of goodwill associated with the acquisition of PractiCare, Inc. in 1997 was written off.

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

7.       INVESTMENTS IN UNCONSOLIDATED AFFILIATES

Investments in unconsolidated affiliates were as follows:


                                                                            DECEMBER 31,
                                                                    ---------------------------
                                                                        2000           2001
                                                                    -----------    ------------
                                                                            (IN MILLIONS)
         EMCO investment.......................................        $  28.1         $  28.0
         Aberdeen common stock.................................           58.7           103.9
         Aberdeen 7% convertible subordinated notes............           37.5           101.2
         HRH common stock......................................           16.9            18.7
         HRH 5.25% convertible subordinated notes..............           32.0            78.8
                                                                    -----------    ------------
              Total investments in unconsolidated affiliates...        $ 173.2         $ 330.6
                                                                    ===========    ============

The reclassification of Aberdeen and HRH convertible subordinated notes from held-to-maturity to available-for-sale in 2001 resulted in an unrealized gain of $71.9 million, after-tax.

The components of equity in earnings of and interest earned from investments in unconsolidated affiliates for the year ended December 31, were as follows:


                                                                           1999        2000        2001
                                                                         ---------    --------    --------
                                                                                  (IN MILLIONS)
         EMCO investment.........................................           $ 1.1      $ (0.8)      $(0.1)
         Aberdeen common stock...................................             2.9         7.0         5.8
         Aberdeen 7% convertible subordinated notes..............             2.6         2.6         2.6
         HRH common stock........................................              .7         1.2         2.5
         HRH 5.25% convertible subordinated notes................             1.1         1.7         1.7
                                                                         ---------    --------    --------
           Total equity in earnings of and interest earned from
            investments in unconsolidated affiliates before
            income taxes.........................................             8.4        11.7        12.5
         Income tax expense......................................             2.9         4.1         4.4
                                                                         ---------    --------    --------
           Total equity in earnings of and interest earned from
            investments in unconsolidated affiliates.............           $ 5.5      $  7.6       $ 8.1
                                                                         =========    ========    ========

8.       DERIVATIVE INSTRUMENTS

Derivative instruments as of December 31, are summarized below:


                                                          2000                    2001
                                                  ---------------------   ---------------------
                                                             (DOLLARS IN MILLIONS)

         ASSET HEDGES
         ------------
         Foreign currency swaps:
           Notional amount..................            $  24.3                  $  16.4
           Weighted average received rate                 12.11%                   11.91%
           Weighted average paid rate.......              10.61%                   10.68%
           Fair value.......................            $   2.0                  $   2.9

         Interest rate swaps:
           Notional amount..................            $  43.0                  $  80.0
           Weighted average received rate                  7.51%                    6.22%
           Weighted average paid rate.......               6.78%                    2.08%
           Fair value.......................            $   1.9                  $   2.6

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


         LIABILITY HEDGES
         ----------------

         Interest rate floors:
           Notional amount..................           $ 110.0                  $ 110.0
           Weighted average strike rate                  4.79%                    4.79%
           Index rate(1)....................            2-5 Yr.                 2-5 Yr.
                                                       CMT/CMS                  CMT/CMS
           Fair value.......................           $  (.1)                   $   .4

         Interest rate swaps:
           Notional amount..................           $ 410.0                  $ 360.0
           Weighted average received rate                6.66%                    4.84%
           Weighted average paid rate.......             6.50%                    4.59%
           Fair value.......................           $   6.1                  $   4.6

         Interest rate caps:
           Notional amount..................           $  50.0                  $  50.0
           Weighted average strike rate                  7.95%                    7.95%
           Index rate(1)....................        10 Yr. CMT               10 Yr. CMT
           Fair value.......................           $    --                  $    .4

----------

(1) Constant maturity treasury yields (CMT) and constant maturity swap yields
(CMS).

The increase in net investment income related to contractual cash flows on interest rate swap contracts was $1.0 million, $1.4 million and $2.0 million for the years ended December 31, 1999, 2000 and 2001, respectively. The decrease in net investment income related to contractual cash flows on interest rate floor, interest rate cap and swaption contracts was $2.3 million, $2.3 million and $0.1 million for the years ended December 31, 1999, 2000 and 2001, respectively. The estimated fair value of these instruments represent what Phoenix Life would have to pay or receive if the contracts were terminated.

Phoenix Life is exposed to credit risk in the event of nonperformance by counterparties to these financial instruments, but management of Phoenix Life does not expect counterparties will fail to meet their financial obligations, given their high credit ratings. The credit exposure of these instruments is the positive fair value at the reporting date. Management of Phoenix Life considers the likelihood of any material loss on these instruments to be remote.

9.       RELATED PARTY TRANSACTIONS

As of June 25, 2001, the following indirect wholly-owned subsidiaries of Phoenix Life were transferred to Phoenix, or one of its subsidiaries; PXP, Phoenix Charter Oak Trust Company, WS Griffith Securities, Inc., WS Griffith Associates, Inc. and Main Street Management Company. Proceeds from the transfer were $659.8 million. The transfer of these entities resulted in a pre-tax gain of $222.6 million ($146.1 million, net of tax).

PXP, an indirect wholly-owned subsidiary of Phoenix, through its affiliated registered investment advisors, provides investment advisory services (e.g. general account and variable separate account products) to Phoenix Life for a fee. Investment advisory fees incurred by Phoenix Life were $3.7 million for the six months ended December 31, 2001. Amounts payable to the affiliated investment advisors were $546 thousand, as of December 31, 2001. Variable product separate account fees, net of reimbursement were $3.1 million for the six months ended December 31, 2001.

On February 26, 2001, Phoenix Life entered into a $69.0 million subordinated loan agreement with PXP, due March 1, 2006, in exchange for the debentures held by Phoenix Life. Interest is payable quarterly in arrears at an annual rate based on LIBOR plus 2%. For the year ended December 31, 2001, the average blended interest rate was approximately 5%. The loan agreement requires no principal repayment prior to maturity.

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Phoenix Equity Planning Corporation (PEPCO), a wholly-owned subsidiary of PXP, is the principal underwriter of Phoenix Life's annuity and variable life contracts. Contracts may be purchased through registered representatives of a Phoenix affiliate, W.S. Griffith & Co., Inc., as well as other outside broker dealers who are licensed to sell Phoenix Life annuity contracts. As of June 30, 2001 PXP was no longer a subsidiary of Phoenix Life due to the transfer to Phoenix. Phoenix Life incurred commissions for contracts underwritten by PEPCO of $26.5 million for the six months ended December 31, 2001. Amounts payable to PEPCO were $4.7 million, as of December 31, 2001.

Phoenix reimbursed Phoenix Life $42.6 million for expenses incurred in conjunction with the demutualization and $41.5 million for policy credits and payments to eligible policyholders in lieu of stock.

10.      LONG-TERM DEBT


                                                                                       DECEMBER 31,

                                                                                   ---------------------
                                                                                    2000         2001

                                                                                   --------    ---------
                                                                                      (IN MILLIONS)
         Bank borrowings, blended rate 6.9% due in varying amounts to 2004           $230.0     $    --
         Subordinated debentures, 6.0% due 2015..................................      20.1          --
         Surplus notes, 6.95%, due 2006 .........................................     175.0       175.0
                                                                                   --------    ---------
              Total long-term debt...............................................    $425.1     $ 175.0
                                                                                   ========    =========

As of June 26, 2001, PXP's long term debt is no longer consolidated due to the sale of PXP to Phoenix. See note 9 - "Related Party Transactions". Phoenix Life maintained two separate $100 million revolving credit facilities as of June 2001, which were terminated in light of the new master credit facility described below.

In June 2001, Phoenix, Phoenix Life and PXP entered into a $375 million revolving credit facility which matures on June 10, 2005 and terminated Phoenix Life's and PXP's prior credit facilities. Bank of Montreal is the administrative agent for this credit facility. Each company has direct borrowing rights under this credit facility. Phoenix unconditionally guarantees loans to Phoenix Life and PXP. Base rate loans bear interest at the greater of the Bank of Montreal's prime commercial rate or the effective federal funds rate plus 0.5%. Eurodollar rate loans bear interest at LIBOR plus an applicable margin. The credit agreement includes customary financial and operating covenants that include, among other provisions, requirements that Phoenix maintain a minimum stockholders' equity and a maximum debt to capitalization ratio; that Phoenix Life maintain a minimum RBC ratio; and that PXP maintain a maximum debt to capitalization ratio and a minimum stockholders' equity. As of December 31, 2001, Phoenix Life had $249.9 million available, with no credit outstanding for this credit facility.

In November 1996, Phoenix Life issued $175.0 million principal amount of 6.95% surplus notes due December 1, 2006. Each payment of interest on principal of the notes requires the prior approval of the Superintendent of Insurance of the State of New York (the "Superintendent"), and may be made only out of surplus funds which the Superintendent determines to be available for such payment under the New York Insurance Law. The notes contain neither financial covenants nor early redemption provisions, and are to rank pari passu with any subsequently issued surplus, capital or contribution notes or similar obligations of Phoenix Life. Section 1307 of the New York Insurance Law provides that the notes are not part of the legal liabilities of Phoenix Life and are not a basis of any set-off against the company. As of December 31, 2001, Phoenix Life had $175.0 million in surplus notes outstanding.

Interest expense was $34.0 million, $32.7 million and $20.0 million for the years ended December 31, 1999, 2000 and 2001, respectively.

At December 31, 2001, aggregate maturities of long-term debt based on required principal payments are $175.0 million in 2006.

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

11.      INCOME TAXES

A summary of income tax expenses (benefits) applicable to income before income taxes, minority interest, and equity in earnings of and interest earned from investments in unconsolidated affiliates, for the year ended December 31, was as follows:


                                        1999        2000         2001
                                      ---------    --------    ----------
                                                (IN MILLIONS)

         Income taxes:
             Current .............    $  114.0      $123.2       $ (43.3)
             Deferred.............       (15.0)      (67.0)         23.5
                                      ---------    --------    ----------
         Total ...................    $   99.0      $ 56.2       $ (19.8)
                                      =========    ========    ==========

The income taxes attributable to the consolidated results of operations are different than the amounts determined by multiplying income before taxes by the statutory income tax rate. The sources of the difference and the income tax effects of each for the years ended December 31, were as follows:


                                                1999                      2000                      2001
                                        ----------------------   -----------------------   ------------------------
                                          AMOUNT         %         AMOUNT          %         AMOUNT          %
                                        -----------   --------   ------------   --------   ------------   ---------
                                                                  (DOLLARS IN MILLIONS)

         Income tax expense at
           statutory rate........        $  93.1        35%        $  55.1         35%         $ 14.8          35%
         Dividend received
           deduction and tax-
           exempt interest.......           (3.0)       (1)%          (6.7)        (4)%          (7.2)       (17)%
         Other, net..............           (2.7)       (1)%          (2.5)        (2)%          (6.4)       (15)%
                                        -----------   --------   ------------   --------   ------------   ---------
                                            87.4        33%           45.9         29%            1.2           3%
         Differential earnings
           (equity tax)..........           11.6         4%           10.3          7%          (21.0)       (50)%
                                        -----------   --------   ------------   --------   ------------   ---------
         Income taxes............        $  99.0        37%        $  56.2         36%         $(19.8)       (47)%
                                        ===========   ========   ============   ========   ============   =========

The net deferred income tax liability (asset) represents the income tax effects of temporary differences attributable to the consolidated income tax return group. The components were as follows:


                                                                         DECEMBER 31,
                                                                 -------------------------
                                                                    2000          2001
                                                                 -----------    ----------
                                                                        (IN MILLIONS)
         DAC.................................................       $ 217.9      $  234.1
         Unearned premium/deferred revenue...................        (139.0)       (133.6)
         Impairment reserves.................................         (16.8)        (31.3)
         Pension and other post-retirement benefits.......... .       (65.1)        (69.2)
         Investments.........................................         177.0         101.8
         Future policyholder benefits........................        (186.4)       (204.1)
         Investment management contracts.....................          37.5            --
         Deferred intercompany gain..........................            --          76.4
         Other...............................................         (29.2)        (43.8)
                                                                 -----------    ----------
                                                                       (4.1)        (69.7)
         Net unrealized investment gains.....................          11.9          50.2
         Minimum pension liability...........................          (3.3)         (7.7)
         Equity in earnings of unconsolidated affiliates                4.9           4.3
                                                                 -----------    ----------
         Deferred income tax liability (asset), net..........       $   9.4      $  (22.9)
                                                                 ===========    ==========

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Gross deferred income tax assets totaled $439.8 million and $489.7 million at December 31, 2000 and 2001, respectively. Gross deferred income tax liabilities totaled $466.8 million and $449.2 million at December 31, 2000 and 2001, respectively. It is management's assessment, based on Phoenix's earnings and projected future taxable income, that it is more likely than not that deferred income tax assets at December 31, 2000 and 2001 will be realized.

12.      COMPREHENSIVE INCOME

The components of, and related income tax effects for, other comprehensive income for the years ended December 31, were as follows:


                                                           1999            2000           2001
                                                       ------------    ------------   ------------
                                                                      (IN MILLIONS)

         Unrealized (losses) gains on securities
           available-for-sale:
           Before-tax amount.......................      $ (102.8)          $ 81.5        $ (1.4)
           Income tax (benefit) expense............         (36.0)            28.5           (.5)
                                                       ------------    ------------   ------------
                Totals.............................         (66.8)            53.0           (.9)
                                                       ------------    ------------   ------------
         Reclassification adjustment for net gains
           realized in net income:
           Before-tax amount.......................          (2.2)           (90.6)        (15.4)
           Income tax benefit......................           (.7)           (31.7)         (5.4)
                                                       ------------    ------------   ------------
                Totals.............................          (1.5)           (58.9)        (10.0)
                                                       ------------    ------------   ------------
         Net unrealized losses on securities
           available-for-sale:
           Before-tax amount.......................        (105.0)            (9.1)        (16.8)
            Income tax benefit.....................         (36.7)            (3.2)         (5.9)
                                                       ------------    ------------   ------------
                Totals.............................      $  (68.3)          $ (5.9)       $(10.9)
                                                       ============    ============   ============
         Minimum pension liability adjustment:
           Before-tax amount.......................      $   (2.3)          $  2.4        $(12.8)
           Income tax (benefit) expense............           (.8)              .8          (4.5)
                                                       ------------    ------------   ------------
                Totals.............................      $   (1.5)          $  1.6        $ (8.3)
                                                       ============    ============   ============

         Unrealized gain on security transfer
           from held-to-maturity to
           available-for-sale:
           Before-tax amount.......................      $      --          $   --        $129.1
           Income tax benefit......................             --              --          45.2
                                                       ------------    ------------   ------------
                Totals.............................      $      --          $   --        $ 83.9
                                                       ============    ============   ============
         Unrealized gains on derivatives:
           Before-tax amount.......................      $      --          $   --        $  6.0
           Income tax expense......................             --              --           2.1
                                                       ------------    ------------   ------------
                Totals.............................      $      --          $   --        $  3.9
                                                       ============    ============   ============
         Equity adjustment for policyholder
           dividend obligation:
           Before-tax amount.......................      $      --          $   --        $(13.5)
           Income tax benefit......................             --              --          (4.7)
                                                       ------------    ------------   ------------
                Totals.............................      $      --          $   --        $ (8.8)
                                                       ============    ============   ============
         Cumulative effect of accounting change
           for derivatives:

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

            Before-tax amount......................      $      --          $   --        $  1.7
            Income tax expense.....................             --              --            .6
                                                       ------------    ------------   ------------
                Totals.............................      $      --          $   --        $  1.1
                                                       ============    ============   ============

The following table summarizes accumulated other comprehensive income for the years ended December 31:

                                                             1999           2000        2001
                                                          ----------    -----------   ----------
                                                                       (IN MILLIONS)

         Net unrealized gains (losses) on securities
            available-for-sale:
           Balance, beginning of year..................     $ 100.5         $ 32.2      $  26.3
           Change during period........................       (68.3)          (5.9)       (10.9)
                                                          ----------    -----------   ----------
           Balance, end of year........................        32.2           26.3         15.4
                                                          ----------    -----------   ----------
         Minimum pension liability adjustment:
           Balance, beginning of year..................        (6.2)          (7.7)        (6.1)
           Change during period........................        (1.5)           1.6         (8.3)
                                                          ----------    -----------   ----------
           Balance, end of year........................        (7.7)          (6.1)       (14.4)
                                                          ----------    -----------   ----------

         Net unrealized gain on security transfer
           from held-to-maturity to available-for-sale:
           Balance, beginning of year..................          --             --           --
           Change during period........................          --             --         83.9
                                                          ----------    -----------   ----------
           Balance, end of year........................          --             --         83.9

                                                          ----------    -----------   ----------
         Unrealized gains on derivatives:
           Balance, beginning of year..................          --             --           --
           Change during period........................          --             --          3.9
                                                          ----------    -----------   ----------
           Balance, end of year........................          --             --          3.9
                                                          ----------    -----------   ----------
         Equity adjustment for policyholder
           dividend obligation:
           Balance, beginning of year..................          --             --           --
           Change during period........................          --             --         (8.8)
                                                          ----------    -----------   ----------
           Balance, end of year........................          --             --         (8.8)
                                                          ----------    -----------   ----------
         Cumulative effect of accounting change
           for derivatives:
           Balance, beginning of year..................          --             --           --

           Change during period........................          --             --          1.1
                                                          ----------    -----------   ----------
           Balance, end of year........................          --             --          1.1
                                                          ----------    -----------   ----------
         Accumulated other comprehensive income:
           Balance, beginning of year..................        94.3           24.5         20.2
           Change during period........................       (69.8)          (4.3)        60.9
                                                          ----------    -----------   ----------
           Balance, end of year........................     $  24.5         $ 20.2      $  81.1
                                                          ==========    ===========   ==========

13.      DISCONTINUED OPERATIONS

During 1999, Phoenix Life discontinued its reinsurance, real estate management and group life and health operations. The discontinuation of these operations resulted from the sale of several operations, a signed agreement to sell one of the operations and the implementation of plans to withdraw from the remaining businesses. The operating results of discontinued operations and the gain or loss on disposal are shown in the summary section below.

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Reinsurance Operations

In 1999, Phoenix Life exited its reinsurance operations through a combination of sale, reinsurance and placement of certain components into run-off. The reinsurance operations consisted primarily of individual life reinsurance as well as group accident and health reinsurance business. Accordingly, Phoenix Life estimated sales proceeds, net premiums, net claims payments and expenses of winding-down the business. As a result, in 1999 Phoenix Life recognized a $173.1 million pre-tax loss on the disposal of reinsurance operations. The significant components of the loss on the disposal of reinsurance operations were as follows:

On August 1, 1999, Phoenix Life sold its individual life reinsurance operations and certain group health reinsurance business to Employers Reassurance Corporation for $130 million. The transaction was structured as a reinsurance and asset sale transaction (assumption reinsurance), resulting in a pre-tax gain of $113 million. The pre-tax income from operations for the seven months prior to disposal was $19 million. During the third quarter of 2000, Phoenix Life recorded a pre-tax charge of $6 million to reflect an adjustment to estimated individual life reinsurance reserves in accordance with the sales agreement.

During 1999, Phoenix Life placed the retained group accident and health reinsurance business into run-off. Phoenix Life adopted a formal plan to stop writing new contracts covering these risks and end the existing contracts as soon as those contracts would permit. However, Phoenix Life remained liable for claims under those contracts.

In 1999, Phoenix Life reviewed the run-off block and estimated the amount and timing of future net premiums, claims and expenses. Consequently, Phoenix Life increased reserve estimates on the run-off block by $180 million (pre-tax). In addition, as part of the exit strategy, Phoenix Life purchased aggregate excess of loss reinsurance to further protect Phoenix Life from unfavorable results from this discontinued business. This reinsurance is subject to an aggregate retention of $100 million on the discontinued business. Phoenix Life may commute the agreement at any time after September 30, 2004, subject to automatic commutation effective September 30, 2019. Phoenix Life incurred an initial expense of $130 million on the acquisition of this reinsurance.

During 2000, Phoenix Life updated its estimates of future losses related to the group accident and health reinsurance business as well as future expenses associated with managing the run-off. Based on the most recent information available, Phoenix Life increased reserve estimates on the run-off block by $97 million (pre-tax). Phoenix Life determined that the increase to reserves was needed based on revised actuarial assumptions to reflect current and expected deteriorating trends in claim experience and higher than anticipated expenses.

During 2001, Phoenix Life reviewed its estimates of future losses related to the group accident and health reinsurance business as well as future expenses associated with managing the run-off. Based on the most recent information available, Phoenix Life did not recognize any additional reserve provisions.

The additional reserves and aggregate excess of loss reinsurance coverage are expected to cover the run-off of the business; however, the nature of the underlying risks is such that the claims may take years to reach the reinsurers involved. Therefore, Phoenix Life expects to pay claims out of existing estimated reserves for up to ten years as the level of business diminishes.

A significant portion of the claims arising from the discontinued group accident and health reinsurance business arises from the activities of Unicover Managers, Inc. ("Unicover"). Unicover organized and managed a group, or pool, of insurance companies ("Unicover pool") and certain other facilities, which reinsured the life and health insurance components of workers' compensation insurance policies issued by various property and casualty insurance companies. Phoenix Life was a member of the Unicover pool. Phoenix Life terminated its participation in the Unicover pool effective March 1, 1999.

Phoenix Life is involved in disputes relating to the activities of Unicover. Under Unicover's underwriting authority, the Unicover pool and Unicover facilities wrote a dollar amount of reinsurance coverage that was many times greater than originally estimated. As a member of the Unicover pool, Phoenix Life is involved in

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

several proceedings in which the pool members assert that they can deny coverage to certain insurers which claim that they purchased reinsurance coverage from the pool.

Further, Phoenix Life was, along with Sun Life Assurance of Canada ("Sun Life") and Cologne Life Reinsurance Company ("Cologne Life"), a retrocessionaire (meaning a reinsurer of other reinsurers) of the Unicover pool and two other Unicover facilities, providing the pool and facility members with reinsurance of the risks that the pool and facility members had assumed. In September 1999, Phoenix Life joined an arbitration proceeding that Sun Life had begun against the members of the Unicover pool and the Unicover facilities. In this arbitration, Phoenix and Sun Life sought to cancel their retrocession agreement on the grounds that material misstatements and nondisclosures were made to them about, among other things, the amount of risks they would be reinsuring. The arbitration proceedings are ongoing only with respect to the Unicover pool, because Phoenix Life, Sun Life and Cologne Life reached settlement with the two Unicover facilities in the first quarter of 2000 (see discussion below).

In its capacity as a retrocessionaire of the Unicover business, Phoenix Life had an extensive program of its own reinsurance in place to protect it from financial exposure to the risks it had assumed. Currently, Phoenix Life is involved in separate arbitration proceedings with three of its own retrocessionaires which are seeking on various grounds to avoid paying any amounts to Phoenix Life. Most of these proceedings remain in their preliminary phases. Because the same retrocession program that covers Phoenix Life's Unicover business covers a significant portion of its other remaining group accident and health reinsurance business, Phoenix Life could have additional material losses if one or more of its retrocesssionaires successfully avoids its obligations.

During 2000, Phoenix Life reached settlements with several of the companies involved in Unicover. On January 13, 2000, Phoenix Life and the other member companies of the Unicover pool settled with EBI Indemnity Company and affiliates of the Orion Group ("EBI/Orion"), by which all pool members were released from their obligations as reinsurers of EBI/Orion. On January 21, 2000, Phoenix Life settled with Reliance Insurance Company ("Reliance") and its parent Reliance Group Holdings, Inc. and was released from its obligations as a reinsurer of the so-called Reliance facility. On March 27, 2000, Phoenix Life settled with Reliance, Lincoln National Life Insurance Company and Lincoln National Health and Casualty Company, releasing Phoenix Life from its obligations as a reinsurer of the so-called Lincoln facility. On May 28, 2000, Phoenix Life reached an agreement with one of its retrocessionaires, and recovered a substantial portion of its settlement cost on the Reliance settlement. Financial terms of these settlements were consistent with the provisions established by Phoenix Life in 1999. There was no effect on net income resulting from these settlements for the year ended December 31, 2000.

A second set of disputes involves personal accident business that was reinsured in the London reinsurance market in the mid-1990s in which Phoenix Life participated. The disputes involve multiple layers of reinsurance, and allegations that the reinsurance program created by the brokers involved in placing those layers was interrelated and devised to disproportionately pass losses to a top layer of reinsurers. Many companies who participated in this business are involved in arbitrations in which those top layer companies are attempting to avoid their obligations on the basis of misrepresentation. Because of the complexity of the disputes and the reinsurance arrangements, many of these companies are currently participating in negotiations of the disputes for certain contract years, and Phoenix Life believes that similar discussions will follow for the remaining years. Although Phoenix Life is vigorously defending its contractual rights, Phoenix Life is actively involved in the attempt to reach negotiated business solutions.

Given the uncertainty associated with litigation and other dispute resolution proceedings, and the expected long-term development of net claims payments, the estimated amount of the loss on disposal of reinsurance discontinued operations may differ from actual results. However, it is management's opinion, after consideration of the provisions made in these financial statements, as described above, that future developments will not have a material effect on Phoenix Life's consolidated financial position.

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

The other component of the loss on the disposal of reinsurance discontinued operations in 1999 was as follows:

On June 30, 1999, PM Holdings sold Financial Administrative Services, Inc. ("FAS"), its third party administration subsidiary affiliated with individual life reinsurance, to CYBERTEK, a wholly-owned subsidiary of Policy Management Systems Corporation. Proceeds from the sale were $8.0 million for the common stock plus $1.0 million for a covenant not-to-compete, resulting in a pre-tax gain of $3.8 million.

In addition to the $9.0 million sale price, Phoenix Life will receive additional proceeds contingent on certain revenue targets. Phoenix Life recorded a note receivable for $4.0 million which, under the terms of the agreement, CYBERTEK will repay in six annual installments commencing March 31, 2001 through March 31, 2006. The contingent proceeds will be determined annually but in total, will range from a minimum of $4.0 million to a maximum of $16.0 million. Phoenix received $1.9 million from Computer Sciences Corporation, the successor to CYBERTEK, in 2001.

Real Estate Management Operations

On March 31, 1999, Phoenix Life sold its real estate management subsidiary, Phoenix Realty Advisors, to Henderson Investors International Holdings, B.V. for $7.9 million in cash. The pre-tax gain realized on this transaction was $7.1 million.

On May 25, 2000, Phoenix Life sold its investment in 50% of the outstanding common stock of Pinnacle Realty Management Company, Inc., a real estate property management firm, for $6.0 million. This sale represented Phoenix Life's entire interest in Pinnacle Realty Management Company, Inc. and Phoenix Life now has no other real estate management business. The transaction resulted in a pre-tax loss of $0.6 million.

Group Life and Health Operations

On April 1, 2000, Phoenix Life sold its group life and health business to GE Financial Assurance Holdings, Inc. ("GEFA") except for Phoenix Dental Services, Inc. and California Benefits Dental Plan. Specifically, Phoenix Group Holdings and PM Holdings sold 97% of the common stock of Phoenix American Life Insurance Company and 100% of the common stock of Phoenix Group Services, Inc. and Clinical Disability Management, Inc. for $283.9 million. This amount is comprised of $238.9 million in cash and $45.0 million in common stock of GE Life and Annuity Assurance Company, an affiliate of GEFA. The common stock represents a 3.1% interest in GE Life and Annuity Assurance Company. Phoenix Life retains ownership of 3% of the common stock of Phoenix American Life Insurance Company. Phoenix Life has a right to put these shares back to GEFA beginning in 2005 and ending in 2007. These investments are reported as equity securities on the Consolidated Balance Sheets. The pre-tax gain on the sale was $72.1 million and is reported in discontinued operations gain on disposal, net of income taxes.

The sale to GEFA of 100% of the common stock of Phoenix Dental Services, Inc. and California Benefits Dental Plan closed on October 31, 2000. The sales proceeds for these entities were $2.0 million, which resulted in a pre-tax loss of $0.4 million.

Summary

The assets and liabilities of the discontinued operations have been excluded from the assets and liabilities of continuing operations and separately identified on the Consolidated Balance Sheets. Net assets of the discontinued operations totaled $25.5 million and $20.8 million as of December 31, 2000 and 2001, respectively.

The operating results of discontinued operations and the gain or loss on disposal are presented below. There were no operating results for the year ended December 31, 2001 because the operations were discontinued prior to January 1, 2001.

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


                                                                            YEAR ENDED DECEMBER 31,
                                                                         ----------------------------
                                                                            1999            2000
                                                                         ------------    ------------
         INCOME FROM DISCONTINUED OPERATIONS                                    (IN MILLIONS)
         Revenues:
           Reinsurance Operations.....................................      $     --        $     --
           Group Life and Health Operations...........................         453.8           117.6
           Real Estate Management Operations..........................           1.2              .4
                                                                         ------------    ------------
         Total revenues...............................................      $  455.0        $  118.0
                                                                         ============    ============
         Income from discontinued operations:
           Reinsurance Operations.....................................      $     --        $     --
           Group Life and Health Operations...........................          56.8            14.8
           Real Estate Management Operations..........................          (1.6)            (.3)
                                                                         ------------    ------------
         Income from discontinued operations before income taxes                55.2            14.5
         Income taxes.................................................          19.1             5.1
                                                                         ------------    ------------
         Income from discontinued operations, net of income taxes           $   36.1        $    9.4
                                                                         ============    ============

         LOSS ON DISPOSAL OF DISCONTINUED OPERATIONS (Loss) gain on disposal:

           Reinsurance Operations.....................................      $ (173.1)       $ (103.0)
           Real Estate Management Operations..........................           5.9             (.6)
           Group Life and Health Operations...........................            --            71.7
                                                                         ------------    -------------
         Loss on disposal of discontinued operations before income
            taxes.....................................................        (167.2)          (31.9)
         Income taxes.................................................         (58.2)          (11.0)
                                                                         ------------    -------------
         Loss on disposal of discontinued operations, net of income
            taxes.....................................................      $ (109.0)       $  (20.9)
                                                                         ============    =============

14.      CLOSED BLOCK

On the date of demutualization, Phoenix Life established a closed block for the benefit of holders of certain individual participating life insurance policies and annuities of Phoenix Life for which Phoenix Life had a dividend scale payable in 2000. Assets have been allocated to the closed block in an amount that has been determined to produce cash flows which, together with anticipated revenues from the policies included in the closed block, are reasonably expected to be sufficient to support obligations and liabilities relating to these policies, including, but not limited to, provisions for the payment of claims and certain expenses and taxes, and to provide for the continuation of policyholder dividend scales in effect for 2000, if the experience underlying such dividend scales continues, and for appropriate adjustments in such scales if such experience changes. The closed block assets, the cash flows generated by the closed block assets and the anticipated revenues from the policies in the closed block will benefit only the holders of the policies in the closed block. To the extent that, over time, cash flows from the assets allocated to the closed block and claims and other experience related to the closed block are, in the aggregate, more or less favorable than what was assumed when the closed block was established, total dividends paid to closed block policyholders in the future may be greater than or less than the total dividends that would have been paid to these policyholders if the policyholder dividend scales in effect for 2000 had been continued. Any cash flows in excess of amounts assumed will be available for distribution over time to closed block policyholders and will not be available to stockholders. If the closed block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside of the closed block. The closed block will continue in effect as long as any policy in the closed block remains in force.

Other than the provisions of SOP 00-3, Phoenix Life uses the same accounting principles to account for the participating policies included in the closed block as it used prior to the date of demutualization. In particular,

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

deferred policy acquisition costs are amortized in proportion to estimated gross margins and the liability for future benefits and services is calculated using the net level premium method.

SOP 00-3 requires the establishment of a policyholder dividend obligation for earnings that inure to benefit policyholders. The excess of closed block liabilities over closed block assets at the effective date of the demutualization (adjusted to eliminate the impact of related amounts in accumulated other comprehensive income) represents the estimated maximum future earnings from the closed block expected to result from operations attributed to the closed block after income taxes. Earnings of the closed block are recognized in income over the period the policies and contracts in the closed block remain inforce. Management believes that over time the actual cumulative earnings of the closed block will approximately equal the expected cumulative earnings of the closed block due to the effect of dividend changes. If, over the period the closed block remains in existence, the actual cumulative earnings of the closed block are greater than the expected cumulative earnings of the closed block, Phoenix Life will pay the excess of the actual cumulative earnings of the closed block over the expected cumulative earnings to closed block policyholders as additional policyholder dividends unless offset by future unfavorable experience of the closed block and, accordingly, will recognize only the expected cumulative earnings in income with the excess recorded as a policyholder dividend obligation. If over such period, the actual cumulative earnings of the closed block are less than the expected cumulative earnings of the closed block, Phoenix Life will recognize only the actual earnings in income. However, Phoenix Life may change policyholder dividend scales in the future which would be intended to increase future actual earnings until the actual cumulative earnings equal the expected cumulative earnings.

In addition to the closed block assets, we hold assets outside the closed block in support of closed block liabilities. Investment earnings on these assets less allocated expenses and the amortization of deferred acquisition costs provide an additional source of earnings to our shareholders. In addition, the amortization of deferred acquisition costs requires the use of various assumptions. To the extent that actual experience is more or less favorable than assumed, shareholder earnings will be impacted.

The principal cash flow items that affect the amount of closed block assets and liabilities are premiums, net investment income, purchases and sales of investments, policyholders' benefits, policyholder dividends, premium taxes and income taxes. The principal income and expense items excluded from the closed block are management and maintenance expenses, commissions, and investment income and realized investment gains and losses of investment assets outside the closed block that support the closed block business, all of which enter into the determination of total gross margins of closed block policies for the purpose of the amortization of deferred acquisition costs. The amounts shown in the table below for assets and liabilities are those that enter into the determination of amounts to be paid to policyholders.

As specified in the plan of reorganization, the allocation of assets for the closed block was made as of December 31, 1999. Consequently, cumulative earnings on the closed block assets and liabilities for the period January 1, 2000 to December 31, 2001 in excess of expected cumulative earnings do not inure to stockholders and have been used to establish a policyholder dividend obligation as of December 31, 2001. The initial policyholder dividend obligation of $115.5 million consists of $45.2 million of earnings for the period January 1, 2000 to June 30, 2001 and unrealized gains on assets in the closed block as of June 30, 2001 of $70.3 million. The increase in the policyholder dividend obligation of $51.7 million pre-tax, consists of $13.2 million of pre-tax earnings for the period July 1, 2001 to December 31, 2001 and the change in unrealized gains on assets in the closed block for the period July 1, 2001 to December 31, 2001 of $38.5 million, pre-tax. The following sets forth certain summarized financial information relating to the closed block as of the dates indicated:

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


                                                                                     JUNE 30,        DECEMBER 31,
                                                                                       2001              2001
                                                                                   --------------  -----------------
                                                                                            (IN MILLIONS)
           Closed block liabilities:
           -------------------------
              Policy liabilities and accruals and policyholder deposit funds.....      $ 8,937.8          $ 9,150.2
              Policyholder dividends payable.....................................          364.2              357.3
              Policyholder dividend obligation...................................          115.5              167.2
              Other closed block liabilities.....................................           56.1               57.0
                                                                                   --------------  -----------------
                    Total closed block liabilities...............................        9,473.6            9,731.7
                                                                                   --------------  -----------------
           Closed block assets:
           --------------------
              Held-to-maturity debt securities at amortized cost.................        1,594.5                 --
              Available-for-sale debt securities at fair value...................        3,922.7            5,734.2
              Mortgage loans.....................................................          390.6              386.5
              Policy loans.......................................................        1,412.5            1,407.1
              Deferred income taxes..............................................          384.8              392.6
              Investment income due and accrued..................................          125.1              125.3
              Net due and deferred premiums......................................           39.4               41.1
              Cash and cash equivalents..........................................          186.1              239.7
              Other closed block assets..........................................            2.6               14.8
                                                                                   --------------  -----------------
                    Total closed block assets....................................        8,058.3            8,341.3
                                                                                   --------------  -----------------
           Excess of reported closed block liabilities over closed block assets        $ 1,415.3          $ 1,390.4
                                                                                   ==============  =================


           Maximum future earnings to be recognized from closed block assets
              and liabilities....................................................      $ 1,415.3          $ 1,390.4
                                                                                   ==============  =================
           Change in policyholder dividend obligation:
           -------------------------------------------
              Balance at beginning of period.....................................      $      --          $   115.5
              Change during the period...........................................          115.5               51.7
                                                                                   --------------  -----------------
              Balance at end of period...........................................      $   115.5          $   167.2
                                                                                   ==============  =================

The following sets forth certain summarized financial information relating to the closed block for the six months ended December 31, 2001 (in millions):


         Closed block revenues:
         ----------------------
                Premiums....................................................................         $ 565.7
                Net investment income.......................................................           281.1
                Realized investment losses, net.............................................           (18.4)
                                                                                               --------------
                     Total revenues.........................................................           828.4
                                                                                               --------------
         Closed block benefits and expenses:
         -----------------------------------
                Benefits to policyholders and increase in liabilities ......................           580.0
                Other operating costs and expenses..........................................             6.1
                Change in policyholder dividend obligation..................................            13.2
                Dividends to policyholders..................................................           190.8
                                                                                               --------------
                     Total benefits and expenses............................................           790.1
                                                                                               --------------
                     Contribution from the closed block, before income taxes................            38.3
                      Income tax expense....................................................            13.4
                                                                                               --------------
                     Contributions from closed block, after income taxes....................         $  24.9
                                                                                               ==============

15.      PROPERTY, EQUIPMENT AND LEASEHOLD IMPROVEMENTS

Property, equipment and leasehold improvements, consisting primarily of office buildings occupied by Phoenix Life, are stated at depreciated cost. Real estate occupied by Phoenix Life was $83.9 million and $79.1 million at December 31, 2000 and 2001, respectively. Phoenix Life provides for depreciation using straight-line and accelerated methods over the estimated useful lives of the related assets which generally range from

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

five to forty years. Accumulated depreciation and amortization was $204.0 million and $190.4 million at December 31, 2000 and 2001, respectively.

Rental expenses for operating leases, principally with respect to buildings, amounted to $16.3 million, $14.1 million and $13.4 million in 1999, 2000 and 2001, respectively, for continuing operations. Future minimum rental payments under non-cancelable operating leases for continuing operations were approximately $27.0 million as of December 31, 2001, payable as follows: 2002 -- $10.4 million; 2003 -- $7.1 million; 2004 -- $4.7 million; 2005 -- $3.0 million;
2006 -- $1.2 million; and $0.6 million thereafter.

16.      DIRECT BUSINESS WRITTEN AND REINSURANCE

Phoenix Life cedes reinsurance as a means of diversifying underwriting risk. To the extent that reinsuring companies may not be able to meet their obligations under reinsurance agreements in effect, Phoenix Life remains liable. Failure of the reinsurers to honor their obligations could result in losses to the company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, Phoenix Life evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar geographic regions, activities, or economic characteristics of the reinsurers. For direct issues, the maximum of individual life insurance retained by Phoenix Life on any one life is $8 million for single life and joint first-to-die policies and $10 million for joint last-to-die policies, with excess amounts ceded to reinsurers. Phoenix reinsures 80% of the mortality risk on the in force block of the Confederation Life business acquired on December 31, 1997. In addition, Phoenix entered into two separate reinsurance agreements on October 1, 1998 and July 1, 1999 to reinsure 80% of the mortality risk on a substantial portion of its otherwise retained individual life insurance business. Also, Phoenix reinsures 80% to 90% of the mortality risk on certain new issues of term, universal life, variable universal life and whole life products. Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liability associated with the reinsured policy. In addition, Phoenix assumes and cedes business related to the group accident and health block in run-off. While Phoenix is not writing any new contracts, Phoenix is contractually obligated to assume and cede premiums related to existing contracts.

Additional information on direct business written and reinsurance assumed and ceded for the years ended December 31, was as follows:




                                                                     1999             2000             2001
                                                                ---------------- ---------------  ---------------
                                                                                 (IN MILLIONS)
      Direct premiums..........................................      $  1,677.5      $  1,399.2      $  1,292.5
      Reinsurance assumed......................................           416.2           202.4            72.9
      Reinsurance ceded........................................          (323.0)         (280.9)         (221.5)
                                                                ---------------- ---------------  ---------------
      Net premiums.............................................         1,770.7         1,320.7         1,143.9
      Less net premiums of discontinued operations.............          (595.0)         (173.3)          (31.2)
                                                                ---------------- ---------------  ---------------
      Net premiums of continuing operations....................      $  1,175.7      $  1,147.4         1,112.7
                                                                ================ ===============  ===============
      Percentage of amount assumed to net premiums.............             24%             15%              6%
                                                                ================ ===============  ===============
      Direct policy and contract claims incurred...............      $    622.3      $    545.0      $    475.2
      Reinsurance assumed......................................           563.8           257.8           116.2
      Reinsurance ceded........................................          (285.4)         (216.2)         (226.1)
                                                                ---------------- ---------------  ---------------
      Net policy and contract claims incurred..................           900.7           586.6           365.3
      Less net incurred claims of discontinued operations......          (661.7)         (234.6)          (13.9)
                                                                ---------------- ---------------  ---------------
      Net policy and contract claims incurred
        of continuing operations...............................      $    239.0      $    352.0      $    351.4
                                                                ================ ===============  ===============

      Direct life insurance in force...........................      $131,052.1      $107,600.7      $111,743.1
      Reinsurance assumed......................................       139,649.9         1,736.4           464.4
      Reinsurance ceded........................................      (207,192.0)      (72,042.4)      (75,787.5)
                                                                ---------------- ---------------  ---------------
      Net insurance in force...................................        63,510.0        37,294.7        36,420.0
      Less insurance in force of discontinued operations.......        (1,619.5)             --            (1.0)

                                                                ---------------- ---------------  ---------------
      Net insurance in force of continuing operations..........      $ 61,890.5      $ 37,294.7      $ 36,419.0
                                                                ================ ===============  ===============
      Percentage of amount assumed to net
        insurance in force.....................................            220%              5%              1%
                                                                ================ ===============  ===============

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Irrevocable letters of credit aggregating $17.5 million at December 31, 2001 have been arranged with United States of America commercial banks in favor of Phoenix to collateralize the ceded reserves. Additional collateral of $73.8 million was in the form of trust agreements for unauthorized reinsurers.

17.      PARTICIPATING LIFE INSURANCE

Participating life insurance in force was 60.0% and 50.4% of the face value of total individual life insurance in force at December 31, 2000 and 2001, respectively. The premiums on participating life insurance policies were 76.8%, 73.1% and 65.3% of total individual life insurance premiums in 1999, 2000, and 2001, respectively.

18.      DEFERRED POLICY ACQUISITION COSTS

The following reflects the amount of policy acquisition costs deferred and amortized for the years ended December 31:


                                                                        1999          2000            2001
                                                                     -----------   ------------    -----------
                                                                                  (IN MILLIONS)
         Balance at beginning of year..............................  $ 1,058.2     $ 1,318.8        $1,019.0
         Acquisition cost deferred.................................      148.2         172.8           206.1
         Amortized to expense during the year......................     (147.9)       (356.0)         (133.0)
         Equity adjustment for policyholder dividend obligation             --            --             3.1
         Adjustment to net unrealized investment gains (losses)
         included in other comprehensive income....................      260.3        (116.6)           28.5
                                                                     -----------   ------------    -----------
         Balance at end of year....................................  $ 1,318.8     $ 1,019.0        $1,123.7
                                                                     ===========   ============    ===========

In conjunction with the December 31, 1997 acquisition of the Confederation Life business, PVFP of $141.2 million is reflected as an element of deferred acquisition costs. The estimated amount to be amortized for the years ending December 31, 2002, 2003, 2004, 2005 and 2006 is $10.3 million, $9.2 million,
$7.9 million, $6.1 million and $4.8 million, respectively. The following is an analysis of PVFP for the years ended December 31:


                                              1999          2000         2001
                                            ----------    ----------   ----------
                                                       (IN MILLIONS)
         Balance at beginning of year.....    $ 136.8       $ 112.7       $ 96.9
         Amortization.....................      (24.1)        (15.8)       (16.3)
                                            ----------    ----------   ----------
         Balance at end of year...........    $ 112.7       $  96.9        $80.6
                                            ==========    ==========   ==========

Interest accrued on the unamortized PVFP balance for the years ended December 31, 1999, 2000 and 2001 was $8.9 million, $7.3 million and $5.8 million, respectively. Interest is accrued at 7.25% on the whole life business and 5.85% on the universal life business.

In the fourth quarter of 2000, Phoenix's Board of Directors approved management's recommendation to reallocate assets supporting Phoenix's participating life policies. This asset reallocation resulted from (1) the execution of Phoenix's wealth management strategy and the resulting significant change in the composition of new life insurance annualized premiums and (2) a review of assets appropriate for the closed block that would be established if Phoenix reorganized from a mutual life insurance company to a stock life insurance company in 2001. This reallocation impacted the estimated future gross margins used to determine the amortization of DAC for participating policies. Accordingly, the revisions to estimated future gross margins resulted in a $218.2 million charge to earnings ($141.8 million, net of tax).

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

19.      MINORITY INTEREST

Phoenix Life's interests in PFG Holdings are represented by ownership of approximately 67% of the outstanding shares of common stock at December 31, 2001. Earnings and equity attributable to minority stockholders are included in minority interest in the Consolidated Financial Statements.

20.      FAIR VALUE DISCLOSURES OF FINANCIAL INSTRUMENTS

Other than debt securities being held-to-maturity, financial instruments that are subject to fair value disclosure requirements (insurance contracts are excluded) are carried in the Consolidated Financial Statements at amounts that approximate fair value. The fair values presented for certain financial instruments are estimates which, in many cases, may differ significantly from the amounts which could be realized upon immediate liquidation. In cases where market prices are not available, estimates of fair value are based on discounted cash flow analyses that utilize current interest rates for similar financial instruments that have comparable terms and credit quality.

The following methods and assumptions were used to estimate the fair value of each class of financial instruments:

Cash and cash equivalents

The carrying amount of cash and cash equivalents approximates fair value.

Short-term investments

The carrying amount of short-term investments approximates fair value.

Debt securities

Fair values are based on quoted market prices where available or quoted market prices of comparable instruments. Fair values of private placement debt securities are estimated using discounted cash flows that reflect interest rates currently being offered with similar terms to borrowers of similar credit quality.

Derivative instruments

Phoenix's derivative instruments include interest rate swap, cap and floor agreements, swaptions and foreign currency swap agreements. Fair values for these contracts are based on current settlement values. These values are based on brokerage quotes that utilize pricing models or formulas based upon current assumptions for the respective agreements.

Equity securities

Fair values are based on quoted market prices where available. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models.

Mortgage loans

Fair values are calculated as the present value of scheduled payments, with the discount based upon the Treasury rate comparable for the remaining loan duration, plus a spread of between 130 and 800 basis points, depending on the internal quality rating of the loan. For loans in foreclosure or default, values were determined assuming principal recovery was the lower of the loan balance or the estimated value of the underlying property.

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Policy loans

Fair values are estimated as the present value of loan interest and policy loan repayments discounted at the ten year Treasury rate. Loan repayments were assumed only to occur as a result of anticipated policy lapses and it was assumed that annual policy loan interest payments were made at the guaranteed loan rate less 17.5 basis points. Discounting was at the ten year Treasury rate, except for policy loans with a variable policy loan rate. Variable policy loans have an interest rate that is reset annually based upon market rates and therefore, book value is a reasonable approximation of fair value.

Venture capital partnerships

Fair value of venture capital partnerships is based on the fair value of these partnerships' underlying investments.

At December 31, 2000, the fair values of the underlying investments were calculated as the closing market prices for investments that were publicly traded. For investments that were not publicly traded, fair value was based on estimated fair value as determined by the general partner after giving consideration to operating results, financial conditions, recent sales prices of issuers' securities and other pertinent information.

At December 31, 2001, for underlying investments that were publicly traded, fair values were calculated using quoted market prices, applying liquidity discounts to these prices in instances where such discounts were applied in the underlying partnerships' financial statements. For investments that were not publicly traded, fair value was based on applying a public industry sector index to roll the value forward each quarter. Fair value also incorporated adjustments to reflect market events reported by the partnerships (e.g., new rounds of financing, initial public offerings and writedowns by the general partners).

Investment contracts

In determining the fair value of guaranteed interest contracts, a discount rate equal to the appropriate Treasury rate plus 150 basis points was assumed to determine the present value of projected contractual liability payments through final maturity. The fair value of deferred annuities and supplementary contracts without life contingencies with an interest guarantee of one year or less is valued at the amount of the policy reserve. In determining the fair value of deferred annuities and supplementary contracts without life contingencies with interest guarantees greater than one year, a discount rate equal to the appropriate Treasury rate plus 150 basis points was used to determine the present value of the projected account value of the policy at the end of the current guarantee period.

Deposit type funds, including pension deposit administration contracts, dividend accumulations, and other funds left on deposit not involving life contingencies, have interest guarantees of less than one year for which interest credited is closely tied to rates earned on owned assets. For such liabilities, fair value is assumed to be equal to the stated liability balances.

Long-term debt

The fair value of surplus notes is determined based on contractual cash flows discounted at market rates.

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Fair value summary

The estimated fair values of the financial instruments as of December 31 were as follows:


                                                      2000                            2001
                                           ----------------------------   ------------------------------
                                             CARRYING         FAIR          CARRYING           FAIR
                                               VALUE          VALUE           VALUE            VALUE
                                           ------------    ------------   -------------    -------------
                                                                  (IN MILLIONS)
         FINANCIAL ASSETS:

         Cash and cash equivalents.....     $    720.0       $   720.0       $   547.9        $   547.9
         Short-term investments........            3.8             3.8             8.5              8.5
         Debt securities...............        8,058.6         8,077.9         9,599.2          9,599.2
         Equity securities.............          335.5           335.5           286.0            286.0
         Mortgage loans................          593.4           573.8           535.8            554.1
         Derivative instruments........             --             9.9            10.9             10.9
         Policy loans..................        2,105.2         2,182.7         2,172.2          2,252.9
         Venture capital partnerships            467.3           467.3           291.7            291.7
                                           ------------    ------------   -------------    -------------
         Total financial assets........     $ 12,283.8       $12,370.9       $13,452.2        $13,551.2
                                           ============    ============   =============    =============
         FINANCIAL LIABILITIES:
         Investment contracts..........     $    759.0       $   758.9       $ 1,413.0        $ 1,419.7
         Long-term debt................          425.1           428.2           175.0            175.0
                                           ------------    ------------   -------------    -------------
         Total financial liabilities...     $  1,184.1       $ 1,187.1       $ 1,588.0        $ 1,594.7
                                           ============    ============   =============    =============

21.      SEPTEMBER 11, 2001

For the year ended December 31, 2001, Phoenix Life received life insurance claims relating to the September 11, 2001 terrorist attacks totaling $11.7 million. Claim costs were $3.7 million, net of reinsurance, of which $2.1 million reduced net income and $1.6 million were funded by the closed block.

22.      COMMITMENTS AND CONTINGENCIES

Litigation. Certain group accident and health reinsurance business has become the subject of disputes concerning the placement of the business with reinsurers and the recovery of the reinsurance. See note 13-- "Discontinued Operations." Phoenix makes off-balance sheet commitments related to venture capital partnerships. As of December 31, 2001, total unfunded capital commitments were $166.8 million.

23.      STATUTORY FINANCIAL INFORMATION

Phoenix Life's insurance subsidiaries are required to file annual statements with state regulatory authorities prepared on an accounting basis prescribed or permitted by such authorities. Except for the accounting policy involving federal income taxes described next, there were no material practices not prescribed by the Insurance Department of the State of New York ("Insurance Department"), as of December 31, 2000 and 2001. Phoenix Life's statutory federal income tax liability is principally based on estimates of federal income tax due. A deferred income tax liability has also been established for estimated taxes on unrealized gains for common stock and venture capital equity partnerships. Current New York Insurance Law does not allow the recording of deferred income taxes. Phoenix Life has received approval from the Insurance Department for this practice.

Statutory surplus differs from equity reported in accordance with GAAP for life insurance companies primarily because policy acquisition costs are expensed when incurred, investment reserves are based on different assumptions, surplus notes are included in surplus rather than debt, post-retirement benefit costs are based on different assumptions and reflect a different method of adoption, life insurance reserves are based on different assumptions and income tax expense reflects only taxes paid or currently payable.

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

The following reconciles the statutory net income of Phoenix Life as reported to regulatory authorities to the net income reported in these financial statements for the year ended:


                                                                      DECEMBER 31,
                                                         ----------------------------------------
                                                             1999          2000           2001
                                                         -----------    ----------    -----------
                                                                     (IN MILLIONS)
         Statutory net income.......................      $   131.3      $  266.1        $ (13.4)
         DAC, net ..................................          (24.3)       (181.2)          69.7
         Future policy benefits ....................          (27.5)         (2.5)         (18.5)
         Pension and postretirement expenses........           (8.6)         13.2           29.3
         Investment valuation allowances............           15.4         (45.9)        (138.4)
         Interest maintenance reserve...............           (7.2)        (26.1)          13.4
         Deferred income taxes......................            3.9          61.3           52.9
         Other, net.................................            6.2          (1.6)           6.1
                                                         -----------    ----------    -----------
         Net income, as reported....................      $    89.2      $   83.3        $   1.1
                                                         ===========    ==========    ===========

The following reconciles the statutory surplus and asset valuation reserve (AVR) of Phoenix as reported to regulatory authorities to equity as reported in these financial statements:

                                                                       DECEMBER 31,
                                                            --------------------------------
                                                                  2000              2001
                                                                      (IN MILLIONS)
                                                            --------------------------------
         Statutory surplus, surplus notes and AVR......      $    1,883.2       $   1,373.2
         DAC, net......................................           1,062.2           1,225.5
         Future policy benefits........................            (536.0)           (701.9)
         Pension and postretirement expenses...........            (173.3)           (166.1)
         Investment valuation allowance................            (405.9)             66.7
         Interest maintenance reserve..................                .5              12.4
         Deferred income taxes.........................             108.5             122.0
         Surplus notes.................................            (161.4)           (163.3)
         Other, net....................................              63.1              63.6
                                                            --------------    --------------
         Equity, as reported...........................      $    1,840.9       $   1,832.1
                                                            ==============    ==============

In 1998, the National Association of Insurance Commissioners (NAIC) adopted the Codification of Statutory Accounting Principles guidance, which replaces the current accounting practices and procedures manual as the NAIC's primary guidance on statutory accounting as of January 1, 2001. The codification provides guidance for areas where statutory accounting has been silent and changes current statutory accounting in some areas, e.g. deferred income taxes are recorded.

The State of Connecticut Insurance Department has adopted the Codification guidance, effective January 1, 2001. The effect of adoption decreased Phoenix Life's statutory surplus by $67.2 million, primarily as a result of impairment of investments and non-admitting investment income in excess of 90 days and non-admitting of certain assets of its subsidiaries.

APPENDIX A

PERFORMANCE HISTORY
--------------------------------------------------------------------------------

    THESE RATES OF RETURN SHOWN ARE NOT AN ESTIMATE NOR A GUARANTEE OF FUTURE PERFORMANCE. THE PERFORMANCE HISTORY SHOWN IS SOLELY FOR THE UNDERLYING INVESTMENT PORTFOLIOS. THEY DO NOT ILLUSTRATE HOW ACTUAL PERFORMANCE WILL AFFECT THE BENEFITS UNDER YOUR POLICY BECAUSE THEY DO NOT ACCOUNT FOR ANY OF THE CHARGES AND DEDUCTIONS THAT APPLY TO YOUR POLICY VALUE. (SEE "CHARGES AND DEDUCTIONS").

    Yield of the Phoenix-Goodwin Money Market Series. We calculate the yield of the Phoenix-Goodwin Money Market Series for a 7-day "base period" by determining the "net change in value" of a hypothetical pre-existing account. We assume the hypothetical account had an initial balance of one share of the series at the beginning of the base period. We then determine what the value of the hypothetical account would have been at the end of the 7-day base period. We assume no policy charges were deducted from the hypothetical account. The end value minus the initial value gives us the net change in value for the hypothetical account. The net change in value can then be divided by the initial value giving us the base period return (one week's return). To find the equivalent annual return we multiply the base period return by 365/7. The equivalent effective annual yield differs from the annual return because we assume all returns are reinvested in the subaccount. We carry results to the nearest hundredth of one percent.

             Example Calculation:

             The following example of a return/yield calculation for the Phoenix-Goodwin Money Market Series is based on the 7-day period ending December 31, 2001

             Value of hypothetical pre-existing account with exactly one
               unit at the beginning of the period:................   $1.000000
             Value of the same account (excluding capital changes) at the
               end of the 7-day period:............................    1.000337
             Calculation:
               Ending account value ...............................    1.000337
               Less beginning account value .......................    1.000000
               Net change in account value ........................    0.000337
             Base period return:
               (adjusted change/beginning account value) ..........    0.000337
             Current annual yield = return x (365/7) = ............       1.76%
             Effective annual yield = [(1 + return)365/7] - 1 = ...       1.77%

    The current yield and effective yield information will fluctuate. Yield and return information may not provide a suitable basis for comparison with bank deposits or other investments which are insured and/or pay a fixed yield for a stated period of time, or other investment companies, due to charges which will be deducted on the Account level.

    We will usually advertise the average annual total return for a subaccount calculated for one year, three years, five years, ten years and since the inception date of the underlying portfolio. We assume the reinvestment of all distributions at net asset value but do not account for the deduction of any of the daily or monthly charges made under the policy.

Performance is the compounded return for the time period indicated, net of all fund level fees. Returns for the periods greater than one year are annualized. Performance does not include the effects of product charges, including any or all of the following: issue, sales and tax charges; mortality and expense risk fees; cost of insurance charges; administrative and transfer fees; and surrender charges. IF THESE CHARGES WERE REFLECTED IN THESE RETURNS, PERFORMANCE WOULD BE SIGNIFICANTLY LOWER THAN SHOWN. Please obtain a personalized illustration by contacting your registered representative. The illustration will show all applicable product charges deducted, including the cost of insurance.

Since subaccount performance fluctuates, the policy value, when redeemed, may be worth more or less than the original cost. Withdrawals will affect the policy value and death benefit.

You may obtain a copy of the most up-to-date performance numbers for the previous month from your registered representative.

---------------------------------------------------------------------------------------------------------------------------------
                                 AVERAGE ANNUAL TOTAL RETURN FOR THE PERIOD ENDED DECEMBER 31, 2001
---------------------------------------------------------------------------------------------------------------------------------
    SERIES                                            INCEPTION                                                       SINCE
                                                        DATE         1 YEAR     3 YEARS    5 YEARS     10 YEARS     INCEPTION
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen International Series                 05/01/90      -24.04%     -6.09%       3.49%       6.43%        6.35%
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen New Asia Series                      09/17/96        1.02%      8.63%      -3.71%       N/A         -3.48%
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-AIM Mid-Cap Equity Series                     10/29/01         N/A        N/A        N/A         N/A          6.55%
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-Alliance/Bernstein Growth + Value Series      10/29/01         N/A        N/A        N/A         N/A          7.03%
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-Deutsche Dow 30 Series                        12/15/99       -5.98%       N/A        N/A         N/A         -4.49%
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-Deutsche Nasdaq-100 Index(R) Series           08/15/00      -33.06%       N/A        N/A         N/A        -46.43%
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-Duff & Phelps Real Estate Securities Series   05/01/95        6.62%     13.48%       7.04%       N/A         12.57%
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Capital Growth Series                12/31/82      -34.57%    -11.31%       1.89%       8.05%       13.79%
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Small & Mid-Cap Growth Series        08/15/00      -26.73%       N/A        N/A         N/A        -29.20%
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-Federated U.S. Government Bond Series         12/15/99        5.01%       N/A        N/A         N/A         10.59%
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Money Market Series                   10/08/82        3.82%      4.89%       4.99%       4.60%        6.11%
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Multi-Sector Fixed Income Series      12/31/82        6.09%      6.01%       4.87%       7.83%        9.37%
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-Hollister Value Equity Series                 03/02/98      -17.96%     10.48%       N/A         N/A         11.03%
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-J.P. Morgan Research Enhanced Index Series    07/14/97      -11.90%     -2.50%       N/A         N/A          5.89%
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-Janus Flexible Income Series                  12/15/99        7.24%       N/A        N/A         N/A          6.69%
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-Janus Growth Series                           12/15/99      -23.83%       N/A        N/A         N/A        -14.99%
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-MFS Investors Growth Stock Series             10/29/01         N/A        N/A        N/A         N/A          6.89%
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-MFS Investors Trust Series                    10/29/01         N/A        N/A        N/A         N/A          4.25%
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-MFS Value Series                              10/29/01         N/A        N/A        N/A         N/A          5.73%
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-Oakhurst Growth & Income Series               03/02/98       -8.17%      0.12%       N/A         N/A          5.07%
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-Oakhurst Strategic Allocation Series          09/17/84        1.87%      4.47%      10.71%      10.01%       12.04%
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Global Value Series         11/20/00       -6.84%       N/A        N/A         N/A         -2.51%
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Mid-Cap Value Series        03/02/98       22.98%      8.85%       N/A         N/A          3.55%
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Small-Cap Value Series      11/20/00       15.76%       N/A        N/A         N/A         20.65%
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Mid-Cap Growth Series                  03/02/98      -25.28%      7.37%       N/A         N/A         11.29%
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Strategic Theme Series                 01/29/96      -27.36%     -0.10%      11.07%       N/A         11.09%
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-Van Kampen Focus Equity Series                12/15/99      -15.09%       N/A        N/A         N/A        -11.22%
---------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation Fund                    05/05/93      -23.28%     -0.39%       6.01%       N/A         11.74%
---------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Premier Equity Fund                          05/05/93      -12.56%     -1.03%       9.69%       N/A         13.40%
---------------------------------------------------------------------------------------------------------------------------------
Alger American Leveraged AllCap Portfolio             01/25/95      -15.93%      4.01%      16.27%       N/A         22.77%
---------------------------------------------------------------------------------------------------------------------------------
Federated Fund For U.S. Government Securities II      03/28/94        7.03%       5.70%      6.66%       N/A          6.28%
---------------------------------------------------------------------------------------------------------------------------------
Federated High Income Bond Fund II                    03/01/94        1.38%      -1.91%      1.98%       N/A          4.97%
---------------------------------------------------------------------------------------------------------------------------------
VIP Contrafund(R) Portfolio                            11/03/97     -12.37%      0.49%       N/A         N/A          6.80%
---------------------------------------------------------------------------------------------------------------------------------
VIP Growth Opportunities Portfolio                    11/03/97      -14.44%     -9.62%       N/A         N/A         -1.04%
---------------------------------------------------------------------------------------------------------------------------------
VIP Growth Portfolio                                  11/03/97      -17.72%      0.15%       N/A         N/A          8.54%
---------------------------------------------------------------------------------------------------------------------------------
Mutual Shares Securities Fund-- Class 2               11/08/96        7.04%     11.25%      10.05%       N/A         10.47%
---------------------------------------------------------------------------------------------------------------------------------
Templeton Developing Markets Securities Fund--        09/27/96       -8.09%     -1.44%     -11.80%       N/A        -11.03%
Class 2
---------------------------------------------------------------------------------------------------------------------------------
Templeton Foreign Securities Fund-- Class 2           05/11/92      -15.99%      0.36%       4.61%       N/A          9.52%
---------------------------------------------------------------------------------------------------------------------------------
Templeton Global Asset Allocation Fund--Class 2       11/28/88       -9.95%      3.36%       6.20%       9.91%        9.82%
---------------------------------------------------------------------------------------------------------------------------------
Templeton Growth Securities Fund-- Class 2            03/15/94       -1.30%      6.57%       8.30%       N/A          9.88%
---------------------------------------------------------------------------------------------------------------------------------
Scudder VIT EAFE(R) Equity Index Fund                  08/22/97     -24.69%     -7.12%       N/A         N/A         -2.14%
---------------------------------------------------------------------------------------------------------------------------------
Scudder VIT Equity 500 Index Fund                     10/01/97      -13.00%     -1.67%       N/A         N/A          5.32%
---------------------------------------------------------------------------------------------------------------------------------
Technology Portfolio                                  11/30/99      -48.83%      N/A        N/A          N/A        -29.36%
---------------------------------------------------------------------------------------------------------------------------------
Wanger Foreign Forty                                  02/01/99      -26.61%      N/A        N/A          N/A         10.24%
---------------------------------------------------------------------------------------------------------------------------------
Wanger International Small Cap                        05/01/95      -21.27%      8.76%       8.08%       N/A         15.53%
---------------------------------------------------------------------------------------------------------------------------------
Wanger Twenty                                         02/01/99        9.09%      N/A        N/A          N/A         17.60%
---------------------------------------------------------------------------------------------------------------------------------
Wanger U.S. Smaller Companies                         05/01/95       11.39%      8.56%      12.47%       N/A         18.34%

---------------------------------------------------------------------------------------------------------------------------------

    We may include information about series' or advisor's investment strategies and management style in advertisements, sales literature and other communications. An advisor may alter investment strategies and style in response to changing market and economic conditions. A fund may advertise all or part of a series' portfolio holdings, including holdings in specific industries. A fund may also separately illustrate the income and capital gains portions of a series' total return. A fund may also advertise performance by dividing returns into equity and debt components. A series may compare its equity or bond returns to any of a number of well-known benchmarks of market performance; including, but not limited to:

 The Dow Jones Industrial Average(SM)      Salomon Brothers Corporate Index           The Standard & Poor's 500 Index
 First Boston High Yield Index             Salomon Brothers Government                  (S&P 500)
                                             Bond Index

    Each subaccount may include its yield and total return in advertisements or communications with current or prospective contract owners. Each subaccount may also include in such advertisements, its ranking or comparison to similar mutual funds by such organizations as:

Lipper Analytical Services                  Morningstar, Inc.                           Thomson Financial

    A fund may also compare a series' performance to other investment or savings vehicles (such as certificates of deposit) and may refer to results published in such publications as:

Barrons                                     Consumer Reports                            The New York Times
Business Week                               Investor's Business Daily                   Personal Investor
Changing Times                              Financial Planning                          Registered Representative
Forbes                                      Financial Services Weekly                   U.S. News and World Report
Fortune                                     Money                                       The Wall Street Journal

    The total return and yield may be used to compare the performance of the subaccounts with certain commonly used standards for stock and bond market performance. Such indexes include, but are not limited to:

The Dow Jones Industrial Average(SM)        Salomon Brothers Corporate Index            The S&P 500
First Boston High Yield Index               Salomon Brothers Government
                                              Bond Index

    The Dow Jones Industrial Average(SM) (DJIA(SM)) is an unweighted index of 30 industrial "blue chip" U.S. stocks. It is the oldest continuing U.S. market index. The 30 stocks now in the DJIA(SM) are both widely-held and a major influence in their respective industries. The average is computed in such a way as to preserve its historical continuity and account for such factors as stock splits and periodic changes in the components of the index. The editors of The Wall Street Journal select the component stocks of the DJIA(SM).

    The S&P 500 is a market-value weighted index composed of 500 stocks chosen for market size, liquidity, and industry group representation. It is one of the most widely used indicators of U.S. Stock Market performance. The composition of the S&P 500 changes from time to time. Standard & Poor's Index Committee makes all decisions about the S&P 500.

    Weighted and unweighted indexes: A market-value, or capitalization, weighted index uses relative market value (share price multiplied by the number of shares outstanding) to "weight" the influence of a stock's price on the index. Simply put, larger companies' stock prices influence the index more than smaller companies' stock prices. An unweighted index (such as the Dow Jones Industrial Average(SM)) uses stock price alone to determine the index value. A company's relative size has no bearing on its impact on the index.

    The funds' annual reports, available upon request and without charge, contain a discussion of the performance of the funds and a comparison of that performance to a securities market index. You may obtain an Annual Report by contacting VULA at the address and telephone number on the first page of this prospectus.

APPENDIX B

GLOSSARY OF SPECIAL TERMS
--------------------------------------------------------------------------------

The following is a list of terms and their meanings when used in this prospectus.

ACCOUNT: Phoenix Life Variable Universal Life Account, a separate account of the Company.

ATTAINED AGE: The age of the insured on the birthday nearest the most recent policy anniversary.

BENEFICIARY: The person or persons specified by the policyowner as entitled to receive the death benefits under a policy.

CASH SURRENDER VALUE: The policy value less any surrender charge that would apply on the date of surrender and less any debt.

DEATH BENEFIT GUARANTEE: An additional benefit rider available with the policy that guarantees a death benefit equal to the initial face amount or the face amount as later increased or decreased, if you pay the minimum required premiums. See "Additional Rider Benefits."

DEBT: Outstanding loans against a policy plus accrued interest on any outstanding loans.

FACE AMOUNT: The initial amount of insurance coverage.


GENERAL ACCOUNT: The general asset account of Phoenix.


GUARANTEED INTEREST ACCOUNT ("GIA"): An investment option under which amounts deposited are guaranteed to earn a fixed rate of interest. Excess interest also may be credited, in the sole discretion of Phoenix.

IN FORCE: Conditions under which the coverage under a policy is in effect and the insureds' lives remain insured.

INSUREDS: The two persons on whose lives we issue the policy.

IN WRITING (WRITTEN REQUEST): In a written form satisfactory to Phoenix and delivered to VPMO.

ISSUE PREMIUM: The premium payment made in connection with issuing the policy.

MONTHLY CALCULATION DAY: The first monthly calculation day is the same day as the policy date. Subsequent monthly calculation days are the same day of each month. If such day does not fall within a given month, the last day of that month will be the monthly calculation day.

NET ASSET VALUE: The worth of one share of a series of a fund at the end of a valuation period. Net asset value is computed by adding the value of all a series' holdings plus other assets, minus liabilities and then dividing the result by the number of shares outstanding.

NON-TRANSFERABLE GENERAL ACCOUNT ("NTGA"): A part of the General Account. The cash value in the NTGA cannot decrease due to investment performance, but may decrease due to deductions for policy charges. Interest is credited to the NTGA at rates declared by Phoenix, but not less than 4%.

PAYMENT DATE: The valuation date on which we receive a premium payment or loan repayment, unless it is received after the close of the New York Stock Exchange ("NYSE"), in which case it will be the next valuation date.

PHOENIX (WE, OUR, US, COMPANY): Phoenix Life Insurance Company.

PLANNED ANNUAL PREMIUM: The premium amount that the policyowner agrees to pay each policy year. It must be at least equal to the minimum premium required for the face amount of insurance selected but may be no greater than the maximum premium allowed for the face amount selected.

POLICY ANNIVERSARY: Each anniversary of the policy date.

POLICY DATE: The policy date as shown on the schedule page of the policy. It is the date from which we measure policy years and policy anniversaries.

POLICY MONTH: The period from one monthly calculation day up to, but not including, the next monthly calculation day.

POLICY VALUE: The sum of a policy's share in the values of each subaccount of the Account plus the policy's share in the values of the Guaranteed Interest Account.

POLICY YEAR: The first policy year is the one-year period from the policy date up to, but not including, the first policy anniversary. Each succeeding policy year is the one-year period from the policy anniversary up to, but not including, the next policy anniversary.

POLICYOWNER (OWNER, YOU, YOUR): The person(s) who purchase(s) a policy.

PROPORTIONATE (PRO RATA): Amounts allocated to subaccounts on a pro rata basis are allocated by increasing (or decreasing) a policy's share in the value of the affected subaccounts and Guaranteed Interest Account so that such shares maintain the same ratio to each other before and after the allocation.

SERIES: A separate investment portfolio of a fund.

SUBACCOUNTS: Accounts within the Account to which non-loaned assets under a policy are allocated.

UNIT: A standard of measurement used to set the value of a policy. The value of a unit for each subaccount will reflect the investment performance of that subaccount and will vary in dollar amounts.

VALUATION DATE: For any subaccount, each date on which we calculate the net asset value of a fund.

VALUATION PERIOD: For any subaccount, the period in days from the end of one valuation date through the next.

VPMO: The Variable Products Mail Operations division of Phoenix that receives and processes incoming mail for Variable and Universal Life Administration.

VULA: Variable and Universal Life Administration.

                                                                     [VERSION B]

                               ESTATE STRATEGIES(SM)
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                 DEVELOPED EXCLUSIVELY FOR NFP SECURITIES, INC.
                    ISSUED BY: PHOENIX LIFE INSURANCE COMPANY

PROSPECTUS                                                           MAY 1, 2002


This prospectus describes a survivorship variable universal life insurance policy. The policy provides lifetime insurance protection on the lives of two insureds. We pay the death benefit when the last insured dies. You may allocate premiums and policy value to the Guaranteed Interest Account and/or one or more of the subaccounts of the Phoenix Life Variable Universal Life Account (the "Account"). The subaccounts purchase, at net asset value, shares of the following funds:


THE PHOENIX EDGE SERIES FUND
----------------------------
[diamond]  Phoenix-Aberdeen International Series
[diamond]  Phoenix-Aberdeen New Asia Series
[diamond]  Phoenix-AIM Mid-Cap Equity Series
[diamond] Phoenix-Alliance/Bernstein Growth + Value Series [diamond] Phoenix-Deutsche Dow 30 Series
[diamond] Phoenix-Deutsche Nasdaq-100 Index(R) Series [diamond] Phoenix-Duff & Phelps Real Estate Securities Series [diamond] Phoenix-Engemann Capital Growth Series
[diamond] Phoenix-Engemann Small & Mid-Cap Growth Series [diamond] Phoenix-Federated U.S. Government Bond Series 1 [diamond] Phoenix-Goodwin Money Market Series
[diamond] Phoenix-Goodwin Multi-Sector Fixed Income Series [diamond] Phoenix-Hollister Value Equity Series
[diamond] Phoenix-J.P. Morgan Research Enhanced Index Series [diamond] Phoenix-Janus Flexible Income Series
[diamond]  Phoenix-Janus Growth Series
[diamond]  Phoenix-MFS Investors Growth Stock Series
[diamond]  Phoenix-MFS Investors Trust Series
[diamond]  Phoenix-MFS Value Series
[diamond]  Phoenix-Oakhurst Growth and Income Series
[diamond] Phoenix-Oakhurst Strategic Allocation Series [diamond] Phoenix-Sanford Bernstein Global Value Series [diamond] Phoenix-Sanford Bernstein Mid-Cap Value Series [diamond] Phoenix-Sanford Bernstein Small-Cap Value Series [diamond] Phoenix-Seneca Mid-Cap Growth Series
[diamond]  Phoenix-Seneca Strategic Theme Series

[diamond]  Phoenix-Van Kampen Focus Equity Series (formerly,
           Phoenix-Morgan Stanley Focus Equity Series)


AIM VARIABLE INSURANCE FUNDS
----------------------------
[diamond]  AIM V.I. Capital Appreciation Fund

[diamond]  AIM V.I. Premier Equity Fund (formerly, AIM V.I. Value
           Fund)


THE ALGER AMERICAN FUND
-----------------------
[diamond]  Alger American Leveraged AllCap Portfolio

FEDERATED INSURANCE SERIES
--------------------------
[diamond]  Federated Fund for U.S. Government Securities II
[diamond]  Federated High Income Bond Fund II

FIDELITY(R) VARIABLE INSURANCE PRODUCTS
---------------------------------------
[diamond]  VIP Contrafund(R) Portfolio
[diamond]  VIP Growth Opportunities Portfolio
[diamond]  VIP Growth Portfolio

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST - CLASS 2
--------------------------------------------------------------
[diamond]  Mutual Shares Securities Fund
[diamond]  Templeton Developing Markets Securities (1)

[diamond]  Templeton Foreign Securities Fund (formerly, Templeton
           International Securities Fund)
[diamond]  Templeton Global Asset Allocation Fund (formerly,
           Templeton Asset Strategy Fund) (1)
[diamond]  Templeton Growth Securities Fund

SCUDDER VIT FUNDS
-----------------
[diamond]  Scudder VIT EAFE(R) Equity Index Fund (formerly,
           Deutsche VIT EAFE(R) Equity Index Fund)
[diamond]  Scudder VIT Equity 500 Index Fund (formerly, Deutsche
           VIT Equity 500 Index Fund)


THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
---------------------------------------
[diamond]  Technology Portfolio

WANGER ADVISORS TRUST
---------------------
[diamond]  Wanger Foreign Forty
[diamond]  Wanger International Small Cap
[diamond]  Wanger Twenty

[diamond]  Wanger U.S. Smaller Companies (formerly, Wanger U.S.
           Small Cap)



(1) Not available for new investors


 IF YOU HAVE ANY QUESTIONS, PLEASE CONTACT US AT:[envelope] PHOENIX VARIABLE
                                                            PRODUCTS MAIL
                                                            OPERATIONS ("VPMO")
                                                            PO Box 8027
                                                            Boston, MA
                                                            02266-8027

                                                [telephone] VARIABLE AND
                                                            UNIVERSAL LIFE
                                                            ADMINISTRATION
                                                            ("VULA")
                                                            800/541-0171

It may not be in your best interest to purchase a policy to replace an existing life insurance policy or annuity contract. You must understand the basic features of the proposed policy and your existing coverage before you decide to replace your present coverage. You must also know if the replacement will result in any income taxes.

The policy is not a deposit nor an obligation of, underwritten or guaranteed by, any financial institution or credit union. It is not federally insured or endorsed by the Federal Deposit Insurance Corporation or any other state or federal agency. Policy investments are subject to risk, including the fluctuation of policy values and possible loss of principal invested or premiums paid.


The Securities and Exchange Commission ("SEC") has not approved or disapproved these securities, nor passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.


Read and keep this prospectus for future reference.

                                TABLE OF CONTENTS

Heading                                                    Page
---------------------------------------------------------------


SUMMARY..................................................     4
PERFORMANCE HISTORY......................................     5
REDUCTION IN CHARGES.....................................     5
PHOENIX AND THE ACCOUNT .................................     6
   Phoenix ..............................................     6
   The Account ..........................................     6
   The Guaranteed Interest Account.......................     6
THE POLICY ..............................................     6
   Introduction .........................................     6
   Eligible Purchasers ..................................     7
   Flexible Premiums ....................................     7
   Allocation of Premium and Policy Value ...............     7
   Free Look Period .....................................     8
   Temporary Insurance Coverage .........................     8
   Transfer of Policy Value .............................     8
      Systematic Transfer Program .......................     8
    Nonsystematic Transfers .............................     8
   Determination of Subaccount Values ...................     9
   Death Benefits .......................................     9
   Surrenders ...........................................    10
   Policy Loans .........................................    11
   Lapse ................................................    11
   Additional Insurance Options .........................    12
   Additional Rider Benefits ............................    12
INVESTMENTS OF THE ACCOUNT ..............................    13
   Participating Investment Funds .......................    13
   Investment Advisors...................................    15
   Services of the Advisors..............................    16
   Reinvestment and Redemption ..........................    16
   Substitution of Investments ..........................    16
CHARGES AND DEDUCTIONS ..................................    17
   General...............................................    17
   Charges Deducted Once.................................    17
      Sales Charge.......................................    17
      State Premium Taxes ...............................    17
      Federal Tax Charge.................................    17
   Periodic Charges......................................    17
   Conditional Charges ..................................    18
   Investment Management Charge..........................    19
GENERAL PROVISIONS ......................................    19
   Postponement of Payments .............................    19
   Payment by Check .....................................    19
   The Contract .........................................    19
   Suicide ..............................................    19
   Incontestability .....................................    19
   Change of Owner or Beneficiary .......................    19
   Assignment ...........................................    19
   Misstatement of Age or Sex ...........................    19
   Surplus ..............................................    19
PAYMENT OF PROCEEDS .....................................    20
   Surrender and Death Benefit Proceeds .................    20
   Payment Options ......................................    20
FEDERAL INCOME TAX CONSIDERATIONS .......................    21
   Introduction .........................................    21
   Phoenix's Income Tax Status ..........................    21
   Policy Benefits ......................................    21
   Business-Owned Policies...............................    22
   Modified Endowment Contracts .........................    22
   Limitations on Unreasonable Mortality
      and Expense Charges ...............................    23
   Qualified Plans ......................................    23
   Diversification Standards ............................    23
   Change of Ownership or Insured or Assignment .........    23
   Other Taxes ..........................................    23
VOTING RIGHTS ...........................................    24
THE DIRECTORS AND EXECUTIVE OFFICERS OF PHOENIX .........    24
SAFEKEEPING OF THE ACCOUNT'S ASSETS .....................    26
SALES OF POLICIES .......................................    26
STATE REGULATION ........................................    26
REPORTS .................................................    26
LEGAL PROCEEDINGS .......................................    26
LEGAL MATTERS ...........................................    26
REGISTRATION STATEMENT ..................................    26
FINANCIAL STATEMENTS.....................................    26
PHOENIX LIFE VARIABLE UNIVERSAL
   LIFE ACCOUNT FINANCIAL STATEMENTS
   DECEMBER 31, 2001 ....................................  SA-1
PHOENIX LIFE INSURANCE COMPANY
   FINANCIAL STATEMENTS,
   DECEMBER 31, 2001.....................................   F-1

APPENDIX A - PERFORMANCE HISTORY ........................   A-1
APPENDIX B - GLOSSARY OF SPECIAL TERMS ..................   B-1


WE ARE OFFERING THIS PRODUCT ONLY WHERE WE MAY LAWFULLY DO SO. YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS DOCUMENT OR IN ONE THAT WE HAVE REFERRED YOU TO. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT.

SUMMARY
--------------------------------------------------------------------------------
This summary does not contain all of the detailed information that may be important to you. You should read the entire prospectus carefully before making any decision.


INVESTMENT FEATURES

FLEXIBLE PREMIUMS
The premiums you have to pay are the issue premium and any payments required to prevent the policy from lapse. See "Flexible Premiums" and "Lapse."

ALLOCATION OF PREMIUMS AND POLICY VALUE
After we deduct certain charges from your premium payment, we will invest the balance in one or more of the subaccounts of the Account and/or the Guaranteed Interest Account as you will have instructed us.


You may make transfers into the Guaranteed Interest Account and among the subaccounts at anytime. Transfers from the Guaranteed Interest Account are subject to the rules discussed in "The Guaranteed Interest Account."


The policy value varies with the investment performance of the funds and is not guaranteed.

The policy value allocated to the Guaranteed Interest Account will depend on deductions taken from the Guaranteed Interest Account to pay expenses and will accumulate interest at rates we periodically establish, but never less than 4%.

LOANS AND SURRENDERS
[diamond]  Generally, you may take loans against 90% of the policy's cash surrender value subject to certain conditions. See "Policy Loans."

[diamond]  You may partially surrender any part of the policy anytime. A partial surrender fee of the lesser of $25 or 2% of the partial surrender amount will apply. A separate surrender charge also may be imposed. See "Conditional Charges."

[diamond]  You may fully surrender this policy anytime for its cash surrender value. A surrender charge may be imposed. See "Conditional Charges--Surrender Charge."

INSURANCE PROTECTION FEATURES

DEATH BENEFITS
[diamond]  Both a fixed and variable benefit is available under the policy.
           o The fixed benefit is equal to the policy's face amount (Option 1)
           o The variable benefit equals the face amount plus the policy value (Option 2)

[diamond]  After the first year, you may reduce the face amount. Certain restrictions apply, and generally, the minimum face amount is $250,000.

[diamond]  The death benefit is payable when the last insured dies. See "Death
           Benefits."

DEATH BENEFIT GUARANTEE
You may elect a guaranteed death benefit. The amount of the guaranteed death benefit is equal to the initial face amount. The Death Benefit Guarantee may not be available in some states.

DEATH BENEFIT AT ENDOWMENT
After age 100 of the younger insured, the death benefit equals the policy value, and no more monthly deductions will be made. This allows you to keep the policy in force until the second death.

ADDITIONAL BENEFITS
The following additional benefits are available by rider:

[diamond]  Disability Benefit

[diamond]  Four Year Survivorship Term

[diamond]  Conditional Exchange Option

[diamond]  Policy Split Option

[diamond]  Guaranteed Death Benefit

[diamond]  Conversion to Universal Life

[diamond]  Age 100+ Rider

[diamond]  LifePlan Options Rider

Availability of these riders depends upon state approval and may involve an extra cost.

CHARGES AND DEDUCTIONS

FROM PREMIUM PAYMENTS
[diamond]  Taxes
           o  State Premium Tax Charge--2.25%
           o  Federal Tax Charge--1.50%

[diamond]  Sales Charge
           o Policy Year 1 = 30% of premiums paid up to the target annual premium ("TAP") and 4% of premiums paid in excess of the TAP.
           o Policy Year 2 through 5 = 16% of premiums paid up to TAP and 4% of premiums paid in excess of the TAP.
           o Policy Year 6-10 = 12% of premiums paid up to TAP and 4% of premiums paid in excess of the TAP.
           o  Policy Years 11 through 20 = 3% of premiums.
           o  Policy Years 21 and after = 0%.

See "Charges and Deductions" for a detailed discussion, including an explanation of TAP.

FROM POLICY VALUE
[diamond]  Issue Expense Charge--$50 per month for the first five policy years.

[diamond]  Administrative Charge--Deducted monthly. Amount is $7.50 plus 0.002%
           of face amount.

[diamond]  Cost of Insurance--Amount deducted monthly. Cost of insurance rates apply to the policy and certain riders. The rates vary and are based on certain personal factors such as sex, attained age and risk class of the insureds. See explanation under:
           "Charges and Deductions: Periodic Charges."

[diamond]  Surrender Charge--Deducted if the policy is surrendered during the first 5 policy years. See "Surrender Charge."

[diamond]  Partial Surrender Fee--$25 or 2% of the surrender amount, whichever is less. Deducted to recover our costs in processing the request.

[diamond]  Partial Surrender Charge--The pro rata portion of the charge that would apply to a full surrender.

[diamond]  Transfer Charge--Maximum of $10. See "Non-Systematic Transfers and
           Charges in Payment Allocations."

FROM THE ACCOUNT
Mortality and Expense Risk Charge

[diamond]  Policy years 1 through 15--.40% annually, with a guaranteed limit of
           .60%.

FROM THE FUND
The assets of the Account are used to purchase, at net asset value, shares of your selected underlying funds. The net asset value reflects investment management fees and other direct expenses of the fund. See "Investment Management Charge."

See "Charges and Deductions" for a more detailed description of how each is applied.

ADDITIONAL INFORMATION

CANCELLATION RIGHT
You have the right to review the policy. If you are not satisfied with it, you may cancel the policy until the later of:

[diamond]  10 days after you receive the policy, or

[diamond]  10 days after we mail or deliver a written notice telling you about your right to cancel, or

[diamond]  45 days of completing the application;

For more information see "Free Look Period."

RISK OF LAPSE
The policy will remain in force as long as the cash surrender value is enough to pay the necessary monthly charges incurred under the policy. When the cash surrender value is no longer enough, the policy lapses, or ends. We will let you know of an impending lapse situation. We will give you the opportunity to keep the policy in force by paying a specified amount. See "Lapse" for more detail.

INCOME TAX EFFECTS
Generally, under current federal income tax law, death benefits are not subject to income tax. Earnings on the premiums invested in the Account or the Guaranteed Interest Account are not subject to income tax until there is a distribution from the policy loans, partial surrenders or policy termination may result in recognition of income for tax purposes.

VARIATIONS
The policy is subject to laws and regulations in every state where the policy is sold. Therefore, the terms of the policy may vary from state to state.

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
We may include performance history of the subaccounts in advertisements, sales literature or reports. Performance information about each subaccount is based on past performance and is not an indication of future performance. See "Appendix A--Performance History" for more information.

REDUCTION IN CHARGES
--------------------------------------------------------------------------------
The policy is available for purchase by individuals and groups. We may reduce or eliminate the mortality and expense risk charge, monthly administrative charge, monthly cost of insurance charges, surrender charges or other charges normally assessed where we expect that the size or nature of such policy or policies will result in savings of sales, underwriting, administrative or other costs.

Eligibility for the amount of these reductions will be determined by a number of factors including:

[diamond]  the number of insureds,

[diamond]  total premiums expected to be paid,

[diamond]  total assets under management for the policyowner,

[diamond]  the nature of the relationship among individual insureds,

[diamond]  the purpose for which the policies are being purchased,

[diamond]  whether there is a preexisting relationship with us, such as being an employee of Phoenix or its affiliates and their spouses; or employees or agents who retire from Phoenix or its affiliates or Phoenix Equity Planning Corporation ("PEPCO"), or its affiliates or registered representatives of the principal underwriter and registered representatives of broker-dealers with whom PEPCO has selling agreements.

[diamond]  internal transfers from other policies or contracts issued by the
           Company or an affiliate, or making transfers of amounts held under qualified plans sponsored by the Company or an affiliate; and

[diamond]  other circumstances which in our opinion are rationally related to the expected reduction in expenses.

Any variations in the charge structure will be determined in a uniform manner, reflecting differences in costs of services and not unfairly discriminatory to policyholders.

PHOENIX AND THE ACCOUNT
--------------------------------------------------------------------------------
PHOENIX
On June 25, 2001, Phoenix Home Life Mutual Insurance Company (a New York mutual life insurance company, originally chartered in Connecticut in 1851 and redomiciled to New York in 1992) converted to a stock life insurance company by "demutualizing" pursuant to a plan of reorganization approved by the New York Superintendent of Insurance and changed its name to Phoenix Life Insurance Company ("Phoenix"). As part of the demutualization, Phoenix became a wholly-owned subsidiary of The Phoenix Companies, Inc., a newly-formed, publicly-traded Delaware corporation. Our executive office is at One American Row, Hartford, Connecticut, 06102-5056 and our main administrative office is at 100 Bright Meadow Boulevard, Enfield, Connecticut 06083-1900. Our New York principal office is at 10 Krey Boulevard, East Greenbush, New York 12144. We sell life insurance policies and annuity contracts through producers of affiliated distribution companies and through brokers.

THE ACCOUNT
The Account is a separate account of Phoenix established on June 17, 1985 and governed under the laws of New York. It is registered as a unit investment trust under the Investment Company Act of 1940 ("1940 Act") as amended, and it meets the definition of a "separate account" under the 1940 Act. Such registration does not involve supervision of the management of the Account or Phoenix by the SEC.

The Account is divided into subaccounts, each of which is available for allocation of policy value. Each subaccount will invest solely in shares of a specific series of a mutual fund. In the future we may establish additional subaccounts, which will be made available to existing policyowners to the extent and on a basis decided by us. See "Investments of the Account--Participating Investment Funds."

We do not guarantee the investment performance of the Account or any of its subaccounts. Contributions to the overall policy value allocated to the Account depend on the chosen fund's investment performance. Thus, you bear the full investment risk for all monies you invest in the Account.

The Account is part of the general business of Phoenix, but the gains or losses of the Account belong solely to the Account. The gains or losses of any other business we may conduct does not affect the. Under New York law, the assets of the Account may not be taken to pay liabilities arising out of any other business we may conduct. Nevertheless, all obligations arising under the policy are general corporate obligations of Phoenix.

THE GUARANTEED INTEREST ACCOUNT
In addition to the Account, you may allocate premiums or transfer values to the Guaranteed Interest Account ("GIA"). Amounts you allocate or transfer to the GIA become part of our general account assets. You do not share in the investment experience of those assets. Rather, we guarantee a minimum rate of return on the allocated amount, as provided under the terms of your product. Although we are not obligated to credit interest at a higher rate than the minimum, we will credit any excess interest as determined by us based on expected investment yield information.

We reserve the right to limit total deposits to the GIA, including transfers, to no more than $250,000 during any one-week period per policy.

You may make transfers into the GIA at any time. In general, you may make only one transfer per year from the GIA. The amount that can be transferred out is limited to the greater of $1,000 or 25% of the policy value in the GIA as of the date of the transfer. Also, the total value allocated to the GIA may be transferred out to one or more of the subaccounts over a consecutive 4-year period according to the following schedule:

[diamond]  Year One:       25% of the total value

[diamond]  Year Two:       33% of remaining value

[diamond]  Year Three:     50% of remaining value

[diamond]  Year Four:      100% of remaining value

Transfers from the GIA may also be subject to other rules as described throughout this prospectus.

Because of exemptive and exclusionary provisions, we have not registered interests in our general account under the Securities Act of 1933. Also, we have not registered our general account as an investment company under the Investment Company Act of 1940, as amended. Therefore, neither the general account nor any of its interests are subject to these Acts, and the Securities and Exchange Commission has not reviewed the general account disclosures. These disclosures may, however, be subject to certain provisions of the federal securities law regarding accuracy and completeness of statements made in this prospectus.

THE POLICY
--------------------------------------------------------------------------------
INTRODUCTION
The policy is a flexible premium variable universal life insurance policy issued on the lives of two insureds. The policy has a death benefit, cash surrender value and loan privilege as does a traditional fixed benefit whole life policy. The policy differs from a fixed benefit whole life policy, however, because you can allocate your premium into one or more of several subaccounts of the Account and/or the Guaranteed Interest Account. Each subaccount, in turn, invests its assets exclusively in a portfolio of the funds. The policy value varies according to the investment performance of the series to which premiums have been allocated.

ELIGIBLE PURCHASERS
Any person between the ages of 18 and 85 is eligible to be insured under a newly purchased policy after providing suitable evidence of insurability. You may purchase a policy to insure the lives of 2 other individuals, provided that you have the insureds' consents and a legally recognized interest for insuring their lives. A policy could, for example, be purchased on the lives of spouses, family members, business partners.

FLEXIBLE PREMIUMS
The issue premium required depends on a number of factors, such as:

[diamond]  age;

[diamond]  sex;

[diamond]  rate class of proposed insured;

[diamond]  desired face amount;

[diamond]  supplemental benefit; and

[diamond]  planned premiums.

The minimum issue premium for a policy is generally 1/6 of the planned annual premium and is due on the policy date. Both insureds must be alive when the issue premium is paid, and it is due on the policy date. After the issue premium is paid, although premiums are flexible, the amount and frequency of planned annual premiums are as shown on the schedule page of the policy. You decide the amount of planned annual premium (within limits set by us) when you apply for the policy. The issue premium payment should be delivered to your registered representative for forwarding to our Underwriting Department. Additional payments should be sent to VPMO.

Premium payments received by us will be reduced by a 2.25% charge for state premium tax and also reduced by a federal tax charge of 1.50%. The issue premium also will be reduced by the issue expense charge deducted in equal monthly installments over a 12-month period. Each installment will be taken from the subaccounts on a pro rata basis. Any unpaid balance of the issue expense charge will be paid to us upon policy lapse or termination.

Premium payments received during a grace period will, after deduction of state and federal tax charges and any sales charge, be first used to fund any monthly deductions during the grace period. Any balance will be applied on the payment date to the various subaccounts of the Account and/or to the Guaranteed Interest Account, based on the premium allocation schedule elected in the application for the policy or by your most recent instructions. See "Transfer of Policy Value--Non-Systematic Transfers and Changes in Payment Allocations."

The number of units credited to a subaccount of the Account will be determined by dividing the amount of the net premium applied to that subaccount by the unit value of the subaccount on the payment date.

You may increase or decrease the planned annual premium amount (within limits) or payment frequency at any time by written notice to VPMO. We reserve the right to limit increases to such maximums as we may establish and change from time to time. Additional premium payments may be made at any time. Each premium payment must at least equal $25 or, if made during a grace period, the payment must equal the amount needed to prevent lapse of the policy.

The policy contains a total premium limit as shown on the schedule page. This limit is applied to the sum of all premiums paid under the policy. If the total premium limit is exceeded, you will receive the excess, with interest at an annual rate of not less than 4%, not later than 60 days after the end of the policy year in which the limit was exceeded. The policy value then will be adjusted to reflect the refund. To pay such refund, amounts taken from each subaccount and the Guaranteed Interest Account will be done in the same manner as for monthly deductions. You may write to us and give us different instructions. The total premium limit may be exceeded if additional premium is needed to prevent lapse or if we subsequently determine that additional premium would be permitted by federal laws or regulations.

You may authorize your bank to draw $25 or more monthly from your personal checking account to be allocated among the available subaccounts or the Guaranteed Interest Account. Your monthly payment will be invested according to your most recent instructions on file at VULA.

Policies sold to officers, directors and employees of Phoenix (and their spouses and children) will be credited with an amount equal to the first-year commission that would apply on the amount of premium contributed. This option also is available to career agents of Phoenix (and their spouses and children).

ALLOCATION OF ISSUE PREMIUM AND POLICY VALUE
We will generally allocate the issue premium (less applicable charges) to the Account or to the Guaranteed Interest Account upon receipt of a completed application, pursuant to the allocation instructions in the application for the policy. However, Policies issued in certain states, and policies issued in certain states pursuant to applications which state the policy is intended to replace existing insurance, are issued with a Temporary Money Market Allocation Amendment. Under this amendment, we temporarily allocate the entire issue Premium paid less applicable charges (along with any other premiums paid during the Free Look Period) to the Phoenix-Goodwin Money Market subaccount; and, at expiration of the Free Look Period, the policy value of the Phoenix-Goodwin Money Market subaccount is allocated among the subaccounts of the Account or to the Guaranteed Interest Account pursuant to the allocation instructions you made in the application for insurance.

FREE LOOK PERIOD
You have the right to review the policy. If you are not satisfied with it, you may cancel the policy:

[diamond]  by mailing it to us within 10 days after you receive it (or longer in some states); or

[diamond]  within 10 days after we mail or deliver a written notice telling you about your right to cancel; or

[diamond]  within 45 days after completing the application,

whichever occurs latest (see "Free Look Period").

We treat a returned policy as if we never issued it and, except for policies issued with a Temporary Money Market Allocation Amendment, we will return the sum of the following as of the date we receive the returned policy: (1) the then current policy value less any unpaid loans and loan interest; plus (2) any monthly deductions, partial surrender fees and other charges made under the policy. For policies issued with the Temporary Money Market Amendment the amount returned will equal any premiums paid less any unrepaid loans and loan interest, and less any partial surrender amounts paid.

We retain the right to decline to process an application within seven days of our receipt of the completed application for insurance. If we decline to process the application, we will return the premium paid. Even if we have approved the application for processing, we retain the right to decline to issue the policy. If we decline to issue the policy, we will refund to you the same amount as would have been refunded under the policy had it been issued but returned for refund during the Free Look Period.

TEMPORARY INSURANCE COVERAGE
On the date the application for a policy is signed and submitted with the issue premium, we issue a Temporary Insurance Receipt to you. Under the Temporary Insurance Receipt, the insurance protection applied for (subject to the limits of liability and subject to the terms set forth in the policy and in the receipt) takes effect on the date of the application.

TRANSFER OF POLICY VALUE

SYSTEMATIC TRANSFER PROGRAM
You may elect to transfer funds automatically among the Subaccounts or the unloaned portion of the Guaranteed Interest Account on a monthly, quarterly, semiannual or annual basis under the Systematic Transfer Program for Dollar Cost Averaging ("Systematic Transfer Program"). Under this program, the minimum transfer amounts are:

[diamond]  $25 monthly,

[diamond]  $75 quarterly,

[diamond]  $150 semiannually or

[diamond]  $300 annually.

You must have an initial value of $1,000 in the Guaranteed Interest Account or the subaccount from which funds will be transferred ("sending subaccount") and if the value in that subaccount or the Guaranteed Interest Account drops below the amount to be transferred, the entire remaining balance will be transferred and all systematic transfers will stop. Values may be transferred from only one sending subaccount or the Guaranteed Interest Account, but may be allocated to more than one subaccount ("receiving subaccounts"). Under the Systematic Transfer Program, you may make more than one transfer per policy year from the Guaranteed Interest Account. These transfers must be in approximately equal amounts and made over a minimum 18-month period.

Only one Systematic Transfer Program can be active at any time. After the completion of the Systematic Transfer Program, you can call VULA at 800/541-0171 to begin a new Systematic Transfer Program.

All transfers under the Systematic Transfer Program will be made on the basis of the Guaranteed Interest Account and subaccount values on the first day of the month following our receipt of the transfer request. If the first day of the month falls on a holiday or weekend, then the transfer will be processed on the next business day.

NONSYSTEMATIC TRANSFERS
Transfers among available subaccounts or the Guaranteed Interest Account and changes in premium payment allocations may be requested in writing or by calling 800/541-0171, between the hours of 8:30 a.m. and 4:00 p.m. Eastern Time. Written requests for transfers will be executed on the date the request is received at VPMO. Telephone transfers will be effective on the date the request is made except as noted below. Unless you elect in writing not to authorize telephone transfers or premium allocation changes, telephone transfer orders and premium allocation changes will be accepted on your behalf from your registered representative. Phoenix and PEPCO, the national distributor for Phoenix, will employ reasonable procedures to confirm that telephone instructions are genuine. They will require verification of account information and will record telephone instructions on tape. All telephone transfers will be confirmed in writing to you. To the extent that Phoenix and PEPCO fail to follow procedures reasonably designed to prevent unauthorized transfers, Phoenix and PEPCO may be liable for following telephone instructions for transfers that prove to be fraudulent. However, you will bear the risk of loss resulting from instructions entered by an unauthorized third party that Phoenix and PEPCO reasonably believe to be genuine. The telephone transfer and allocation change privileges may be modified or terminated at any time. During times of extreme market volatility these privileges may be difficult to exercise. In such cases, you should submit a written request.

Although currently there is no charge for transfers, in the future, we may charge a fee of $10 for each transfer after the first two transfers in a policy year. Transfers under the

Systematic Transfer Program do not count against these limitations.

We reserve the right to refuse to transfer amounts less than $500 unless

[diamond]  the entire balance in the subaccount or the Guaranteed Interest
           Account is being transferred or

[diamond]  the transfer is part of the Systematic Transfer Program.

We also reserve the right to prohibit a transfer to any subaccount if the value of your investment in that subaccount immediately after the transfer would be less than $500. We further reserve the right to require that the entire balance of a subaccount or the Guaranteed Interest Account be transferred if the value of your investment in that subaccount would, immediately after the transfer, be less than $500.


You may make only one transfer per policy year from the unloaned portion of the Guaranteed Interest Account unless (1) the transfer(s) are made as part of a Systematic Transfer Program, or (2) we agree to make an exception to this rule. The amount you may transfer cannot exceed the greater of $1,000 or 25% of the value of the unloaned portion of the Guaranteed Interest Account at the time of the transfer.


A nonsystematic transfer from the unloaned portion of the Guaranteed Interest Account will be processed on the day such request is received by VPMO.

Transfers into the Guaranteed Interest Account and among the subaccounts may be made anytime. We reserve the right to limit the number of subaccounts you may invest in to a total of 18 at any one time or over the life of the policy. We may limit you to less than 18 if we are required to do so by any federal or state law.

Because excessive exchanges between subaccounts can adversely affect fund performance, we reserve the right to temporarily or even permanently terminate exchange privileges or reject any specific exchange order from anyone whose transactions appear to us to follow a timing pattern, including those who request more than one exchange out of a Subaccount within any 30-day period. We will not accept batched transfer instructions from registered representatives (acting under powers of attorney for multiple policyowners), unless the registered representative's broker-dealer firm and Phoenix have entered into a third-party transfer service agreement.

If a policy has been issued with a Temporary Money Market Allocation Amendment, no transfers may be made until the end of the Free Look Period.

DETERMINATION OF SUBACCOUNT VALUES
We establish the unit value of each subaccount on the first valuation date of that subaccount. The unit value of a subaccount on any other valuation date is determined by multiplying the unit value of that subaccount on the just prior valuation date by the net investment factor for that subaccount for the then current valuation period. The unit value of each subaccount on a day other than a valuation date is the unit value on the next valuation date. Unit values are carried to 6 decimal places. The unit value of each subaccount on a valuation date is determined at the end of that day.

The net investment factor for each subaccount is determined by the investment performance of the assets held by the subaccount during the valuation period. Each valuation will follow applicable law and accepted procedures. The net investment factor is determined by the formula:

    (A) + (B) - (D) where:
    --------
       (C)

   (A)=The value of the assets in the subaccount on the current valuation date, including accrued net investment income and realized and unrealized capital gains and losses, but excluding the net value of any transactions during the current valuation period.

   (B)=The amount of any dividend (or, if applicable, any capital gain distribution) received by the subaccount if the "ex-dividend" date for shares of the fund occurs during the current valuation period.

   (C)=The value of the assets in the subaccount as of the just prior valuation date, including accrued net investment income and realized and unrealized capital gains and losses, and including the net amount of any deposits and withdrawals made during the valuation period ending on that date.

   (D)=The sum of the following daily charges multiplied by the number of days in the current valuation period:

       1. The mortality and expense risk charge; and

       2. The charge, if any, for taxes and reserves for taxes on investment income, and realized and unrealized capital gains.

DEATH BENEFITS

GENERAL
The death benefit under Option 1 equals the policy's face amount on the date of the death of the last surviving insured or, if greater, the minimum death benefit on that date.

Under Option 2, the death benefit equals the policy's face amount on the date of the death of the last surviving Insured plus the Policy Value or, if greater, the minimum death benefit on that date.

Under either Option, the minimum death benefit is the policy value on the date of death of the last surviving insured increased by a percentage determined from a table contained in the policy. This percentage will be based on the insured's attained age at the beginning of the policy year in which the death occurs. If no option is elected, Option 1 will apply.

GUARANTEED DEATH BENEFIT OPTION
A Guaranteed Death Benefit Rider is available. Under this policy rider, if you pay the required premium each year as specified in the rider, the death benefit selected will be guaranteed for a certain specified number of years, regardless of the investment performance of the policy, and will equal either the initial face amount or the face amount as later changed by decreases. To keep this guaranteed death benefit in force; there may be limitations on the amount of partial surrenders or decreases in Face Amount permitted.

After the first 10 policy years, there will be a monthly charge equal to $0.01 per $1,000 of face amount for policies issued with a Guaranteed Death Benefit Rider.

PARTIAL SURRENDER AND DECREASES IN FACE AMOUNT: EFFECT ON DEATH BENEFIT
A partial surrender or a decrease in face amount generally decreases the death benefit. Upon a decrease in face amount or partial surrender, a partial surrender charge will be deducted from policy value based on the amount of the decrease or partial surrender. If the change is a decrease in face amount, the death benefit under a policy would be reduced on the next monthly calculation day. If the change is a partial surrender, the death benefit under a policy would be reduced immediately. A decrease in the death benefit may have certain tax consequences. See "Federal Income Tax Considerations."

REQUESTS FOR DECREASE IN FACE AMOUNT
You may request a decrease in face amount at any time after the first policy year. Unless we agree otherwise, the decrease must be at least $25,000 and the face amount remaining after the decrease must be at least $250,000. All face amount decrease requests must be in writing and will be effective on the first monthly calculation day following the date we approve the request. A partial surrender charge will be deducted from the policy value based on the amount of the decrease. The charge will equal the applicable surrender charge that would apply to a full surrender multiplied by a fraction. The fraction is equal to the decrease in face amount divided by the face amount of the policy before the decrease.

SURRENDERS

GENERAL
At any time during the lifetime of the insureds and while the policy is in force, you may partially or fully surrender the policy by sending to VPMO a written release and surrender in a form satisfactory to us. We may also require you to send the policy to us. The amount available for surrender is the cash surrender value at the end of the valuation period during which the surrender request is received at VPMO.

Upon partial or full surrender, we generally will pay to you the amount surrendered within 7 days after we receive the written request for the surrender. Under certain circumstances, the surrender payment may be postponed. See "General Provisions--Postponement of Payments." For the federal tax effects of partial and full surrenders, see "Federal Income Tax Considerations."

FULL SURRENDERS
If the policy is being fully surrendered, the policy itself must be returned to us at VPMO, along with the written release and surrender of all claims in a form satisfactory to us. You may elect to have the amount paid in a lump sum or under a payment option. See "Conditional Charges--Surrender Charge" and "Payment Options."

PARTIAL SURRENDERS
You may obtain a partial surrender of the policy by requesting that part of the policy's cash surrender value be paid. You may do this at any time during the lifetime of the Insureds while the policy is in force with a written request to VPMO. We may require that the policy be returned before payment is made. A partial surrender will be effective on the date the written request is received or, if required, the date the policy is received by us. Surrender proceeds may be applied under any of the payment options described under "Payment of Proceeds--Payment Options."

We reserve the right not to allow partial surrenders of less than $500. In addition, if the share of the policy value in any subaccount or in the Guaranteed Interest Account that would be reduced as a result of a partial surrender and would be less than $500, we may require the entire remaining balance in that subaccount or the Guaranteed Interest Account be surrendered.

Upon a partial surrender, the policy value will be reduced by the sum of the following:

[diamond]  THE PARTIAL SURRENDER AMOUNT PAID. This amount comes from a reduction in the policy's share in the value of each subaccount or the Guaranteed Interest Account based on the allocation requested at the time of the partial surrender. If no allocation request is made, the withdrawals from each subaccount will be made in the same manner as that provided for monthly deductions.

[diamond]  THE PARTIAL SURRENDER FEE. This fee is the lesser of $25 or 2% of the partial surrender amount paid. The assessment to each subaccount or the Guaranteed Interest Account will be made in the same manner as provided for the partial surrender amount paid.

[diamond]  A PARTIAL SURRENDER CHARGE. This charge is equal to a pro rata portion of the applicable surrender charge that would apply to a full surrender, determined by multiplying the applicable surrender charge by a fraction (equal to the partial surrender amount payable divided by the result of subtracting the applicable surrender charge from the policy value). This amount is assessed against the subaccount or the Guaranteed Interest Account in the same manner as provided for the partial surrender amount paid.

The cash surrender value will be reduced by the partial surrender amount paid plus the partial surrender fee. The face amount of the policy will be reduced by the same amount as the policy value is reduced as described above.

POLICY LOANS
Generally, while the policy is in force, a loan may be taken against the policy up to the available loan value. The loan value on any day is 90% of the policy value reduced by an amount equal to the surrender charge. The available loan value is the loan value on the current day less any outstanding debt.

The amount of any loan will be added to the loaned portion of the Guaranteed Interest Account and subtracted from the policy's share of the Subaccounts or the unloaned portion of the Guaranteed Interest Account, based on the allocation requested at the time of the loan. The total reduction will equal the amount added to the loaned portion of the Guaranteed Interest Account. Allocations generally must be expressed in terms of whole percentages. If no allocation request is made, the amount subtracted from the share of each Subaccount or the unloaned portion of the Guaranteed Interest Account will be determined in the same manner as provided for monthly deductions. Interest will be credited and the loaned portion of the Guaranteed Interest Account will increase at an effective annual rate of 2% (4% in New York only), compounded daily and payable in arrears. At the end of each policy year and at the time of any debt repayment, interest credited to the loaned portion of the Guaranteed Interest Account will be transferred to the unloaned portion of the Guaranteed Interest Account.

Loans may be repaid at any time during the lifetime of the Insureds while the policy is in force. Any loan repayment received by us during a grace period will be reduced to pay any overdue monthly deductions and only the balance will be applied to reduce the loan. Such balance will first be used to pay any outstanding accrued loan interest, and then will be applied to reduce the loaned portion of the Guaranteed Interest Account. The unloaned portion of the Guaranteed Interest Account will be increased by the same amount the loaned portion is decreased. If the amount of a loan repayment exceeds the remaining loan balance and accrued interest, the excess will be allocated among the Subaccounts as you may request at the time of the repayment and, if no allocation request is made, according to the most recent premium allocation schedule on file.

Payments received by us for the policy will be applied directly to reduce outstanding loans, unless specified as a premium payment by you. Until the loan is fully repaid, additional loan repayments may be made at any time during the lifetime of the Insureds while the policy is in force.

Failure to repay a policy loan or to pay loan interest will not terminate the policy unless the policy value becomes insufficient to maintain the policy in force.

The proceeds of policy loans may be subject to federal income tax. See "Federal Income Tax Considerations."

In the future, Phoenix may not allow policy loans of less than $500, unless such loan is used to pay a premium on another Phoenix policy.

You will pay interest on the loan at an effective annual rate, compounded daily and payable in arrears. The loan interest rates in effect are as follows:

FOR POLICIES ISSUED IN MOST STATES EXCEPT NEW YORK
---------------------------------------------------
Policy Years 1-10:                   4%
Policy Years 11-15:                  3%
Policy Years 16 and thereafter:  2 1/2%

FOR POLICIES ISSUED IN NEW YORK ONLY
------------------------------------
Policy Years 1-10:                   6%
Policy Years 11-15:                  5%
Policy Years 16 and thereafter:  4 1/2%

At the end of each policy year, any interest due on the debt will be treated as a new loan and will be offset by a transfer from your subaccounts and the unloaned portion of the Guaranteed Interest Account to the loaned portion of the Guaranteed Interest Account.

A policy loan, whether or not repaid, has a permanent effect on the policy value because the investment results of the Subaccounts or unloaned portion of the Guaranteed Interest Account will apply only to the amount remaining in the subaccounts or the unloaned portion of the Guaranteed Interest Account. The longer a loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. If the subaccounts or the unloaned portion of the Guaranteed Interest Account earn more than the annual interest rate for funds held in the loaned portion of the Guaranteed Interest Account, the policy value does not increase as rapidly as it would have had no loan been made. If the subaccounts or the Guaranteed Interest Account earn less than the annual interest rate for funds held in the loaned portion of the Guaranteed Interest Account, the policy value is greater than it would have been had no loan been made. A policy loan, whether or not repaid, also has a similar effect on the policy's death benefit due to any resulting differences in cash surrender value.

LAPSE
Unlike conventional life insurance policies, the payment of the issue premium, no matter how large, or the payment of additional premiums will not necessarily continue the policy in force to its maturity date.

If on any monthly calculation day during the first five policy years, the policy value is insufficient to cover the monthly deduction, a grace period of 61 days will be allowed for the payment of an amount equal to 3 times the required monthly deduction. If on any monthly calculation day during any subsequent policy year, the cash surrender value (which should have become positive) is less than the required monthly deduction, a grace period of 61 days will be allowed for the payment of an amount equal to 3 times the required monthly deduction. During the first 5 policy years or until the cash surrender value becomes positive for the first time, the policy will not lapse as long as all premiums planned at issue have been paid.

During the grace period, the policy will continue in force but subaccount transfers, loans, partial or full surrenders will not be permitted. Failure to pay the additional amount within the grace period will result in lapse of the policy, but not before 30 days after we have mailed written notice to you. If a premium payment for the additional amount is received by us during the grace period, any amount of premium over what is required to prevent lapse will be allocated among the subaccounts or to the Guaranteed Interest Account according to the then current premium allocation schedule. In determining the amount of "excess" premium to be applied to the subaccounts or the Guaranteed Interest Account, we will deduct the premium tax and the amount needed to cover any monthly deductions made during the grace period. If the last surviving Insured dies during the grace period, the death benefit will equal the amount of the death benefit immediately prior to the commencement of the grace period.

ADDITIONAL INSURANCE OPTIONS
While the policy is in force, you will have the option to purchase additional insurance on the same insureds with the same guaranteed rates as the policy without being assessed an issue expense charge. We will require evidence of insurability and charges will be adjusted for the insured's new attained age and any change in risk classification.

ADDITIONAL RIDER BENEFITS
You may elect additional benefits under a policy. These benefits are cancelable by you at any time. A charge may be deducted monthly from the policy value for each additional rider benefit chosen. More details will be included in the form of a rider to the policy if any of these benefits is chosen. The following benefits are currently available (if approved in your state). Additional riders may be available as described in the policy.

[diamond]  Disability Benefit Rider. This rider is available for one or both insureds. On disability of a covered insured before age 65, monthly deductions will be waived and an additional specified amount (if any) will be credited, as long as he/she remains disabled (but not for more than the longer of one year or to age 65, if disability commenced after age 60).

           The rider terminates at the insured's attained age 65. However, benefits will continue to be paid for the covered insured's lifetime if he or she has been continuously disabled under the terms of the rider from attained age 60 to age 65.

[diamond]  Four-Year Survivorship Term. This rider provides a level death benefit on the second death if both insureds die within four years of policy issue. This rider is not convertible into any other policy or coverage. The rider's face amount will be up to 125% of the policy's initial face amount.

[diamond]  Policy Split Option Rider. This rider provides for the exchange of the policy into two single life policies. At the time of the exchange, the policy can be split by any percentage subject to minimum requirements of the single life policies. There is no charge for this rider, but you must show satisfactory evidence of insurability.

[diamond]  Conditional Exchange Option Rider. This rider provides for the exchange of the policy for two new single policies, without evidence of insurability, for either of the following events:

           1.  the divorce of the insureds, or

           2.  major change in the federal estate tax law.

           Both insureds must be alive on the date of exchange and there must continue to be insurable interest.

[diamond]  Guaranteed Death Benefit Rider. This rider guarantees the face amount of coverage even if the policy value is insufficient to cover the monthly deduction.

           For the first 10 policy years, the monthly guarantee premium is 1/12 of the Target Annual Premium. For Policy year 11 and thereafter, the monthly guarantee premium is 1/12 of the Guideline Level Premium (as defined in Internal Revenue Code Section 7702).

           The rider will remain in effect if one of three conditions is met monthly. Otherwise, the rider will lapse and the underlying policy will continue without the rider benefits or charges. The three conditions are:

           1. Total Cumulative Premium Test - the total premium paid less the sum of all surrender amounts is not less than the cumulative sum of all monthly guarantee premiums since policy issue.

           2. Tabular Account Value Test - the policy's cash surrender value is not less than the policy's Tabular Account Value (as listed on policy's schedule pages) on the policy anniversary on or immediately preceding the monthly calculation day.

           3. Annual Premium Test - the total premium paid during the policy year, less surrenders, is not less than the sum of all monthly guarantee premiums applicable each month since the policy year began.

[diamond]  Conversion to Universal Life Rider. This rider permits you to convert from a variable universal life policy to a fixed universal life policy by transferring all cash value to the Non-Transferable General Account ("NTGA"). You may make this election on or after the 15th policy anniversary. There is no charge for this rider.

[diamond]  Age 100+ Rider. This rider maintains the full death benefit under the policy after the younger insured's age

           100, as long as the cash surrender value is greater than zero. There is no charge for this rider.

[diamond]  LifePlan Options Rider. At specified 5th, 10th and 15th year policy anniversaries, subject to various limitations as set forth in the rider, the following favorable policy options may be exercised or elected:

           1. An option to increase the total face amount of the policy by up to $1,000,000 without a medical exam requirement, while other traditional underwriting rules will still apply.

           2. An option to reduce the base policy face amount up to 50% without incurring a partial surrender charge.

           3. An option to exchange the policy for an annuity without incurring a surrender charge. This option is not available until the 10th policy anniversary.

           4. An option to split the policy into single-life policies without incurring a surrender charge and without a medical exam requirement, while other traditional underwriting rules will still apply.

[diamond]  Estate Term Rider. This rider provides annually renewable term insurance coverage to age 100 of the younger of the two insureds. The rider has a target face amount that can be increased under death benefit Option 1. Four increase options are available:

           1. Premiums Paid Increases - provides a monthly increase equal to the premiums paid for the previous policy month.

           2. Percentage Increase - allows the total death benefit to increase each year by a whole percentage up to 5%.

           3. Dollar Increase - allows the total death benefit to increase each year by an annually fixed dollar amount.

           4. Varying Schedule Increases - provides a schedule of varying amounts to increase the total death benefit up to 10% each year.

           Cost of insurance charges apply to the rider.

INVESTMENTS OF THE ACCOUNT
--------------------------------------------------------------------------------
PARTICIPATING INVESTMENT FUNDS

THE PHOENIX EDGE SERIES FUND
The following subaccounts invest in corresponding series of The Phoenix Edge Series Fund:

PHOENIX-ABERDEEN INTERNATIONAL SERIES: The investment objective of the series is to seek a high total return consistent with reasonable risk. Phoenix-Aberdeen New Asia Series: The series seeks long-term capital appreciation.

PHOENIX-AIM MID-CAP EQUITY SERIES: The investment objective of the series is to seek long-term growth of capital.


PHOENIX-ALLIANCE/BERNSTEIN GROWTH + VALUE SERIES: The investment objective of the series is long-term capital growth.


PHOENIX-DEUTSCHE DOW 30 SERIES: The series seeks to track the total return of the Dow Jones Industrial Average(SM) before fund expenses.


PHOENIX-DEUTSCHE NASDAQ-100 INDEX(R) SERIES: This non-diversified series seeks to track the total return of the Nasdaq-100 Index(R) before fund expenses.


PHOENIX-DUFF & PHELPS REAL ESTATE SECURITIES SERIES: The investment objective of the series is to seek capital appreciation and income with approximately equal emphasis.

PHOENIX-ENGEMANN CAPITAL GROWTH SERIES: The investment objective of the series is to achieve intermediate and long-term growth of capital, with income as a secondary consideration.


PHOENIX-ENGEMANN SMALL & MID-CAP GROWTH SERIES: The series seeks to achieve its objective of long-term growth of capital.

PHOENIX-FEDERATED U.S. GOVERNMENT BOND SERIES: The series seeks to maximize total return. As of February 16, 2001, this series is closed to new investors. Existing investors may continue to allocate payments to this series or any other series offered.


PHOENIX-GOODWIN MONEY MARKET SERIES: The investment objective of the series is to provide maximum current income consistent with capital preservation and liquidity.

PHOENIX-GOODWIN MULTI-SECTOR FIXED INCOME SERIES: The series seeks long-term total return.


PHOENIX-HOLLISTER VALUE EQUITY SERIES: The primary investment objective of the series is long-term capital appreciation and a secondary investment objective of current income.

PHOENIX-J.P. MORGAN RESEARCH ENHANCED INDEX SERIES: The investment objective of the series is to seek high total return.

PHOENIX-JANUS FLEXIBLE INCOME SERIES: The investment objective of the series is to seek to obtain maximum total return, consistent with preservation of capital.


PHOENIX-JANUS GROWTH SERIES: The investment objective of the series is to seek long-term growth of capital, in a manner consistent with the preservation of capital.

PHOENIX-MFS INVESTORS GROWTH STOCK SERIES: The series seeks long-term growth of capital and future income rather than current income.

PHOENIX-MFS INVESTORS TRUST SERIES: The series seeks long-term growth of capital and secondarily to provide reasonable current income.

PHOENIX-MFS VALUE SERIES: The series seeks capital appreciation and reasonable income.

PHOENIX-OAKHURST GROWTH AND INCOME SERIES: The investment objective of the series is to seek dividend growth, current income and capital appreciation.


PHOENIX-OAKHURST STRATEGIC ALLOCATION SERIES: The investment objective of the series is to realize as high a level of total return over an extended period of time as is considered consistent with prudent investment risk.


PHOENIX-SANFORD BERNSTEIN GLOBAL VALUE SERIES: The series seeks long-term capital appreciation.


PHOENIX-SANFORD BERNSTEIN MID-CAP VALUE SERIES: The primary investment objective of the series is to seek long-term capital appreciation, with current income as the secondary investment objective.


PHOENIX-SANFORD BERNSTEIN SMALL-CAP VALUE SERIES: The series seeks long-term capital appreciation.

PHOENIX-SENECA MID-CAP GROWTH SERIES: The investment objective of the series is to seek capital appreciation.

PHOENIX-SENECA STRATEGIC THEME SERIES: The investment objective of the series is to seek long-term appreciation of capital.

PHOENIX-VAN KAMPEN FOCUS EQUITY SERIES: The investment objective of the series is to seek capital appreciation.


AIM VARIABLE INSURANCE FUNDS
The following subaccounts invest in a corresponding fund of the AIM Variable Insurance Funds:


AIM V.I. CAPITAL APPRECIATION FUND: The investment objective of the fund is growth of capital.

AIM V.I. PREMIER EQUITY FUND: The investment objective is to achieve long-term growth of capital with income as a secondary investment objective.


THE ALGER AMERICAN FUND
The following subaccount invests in the corresponding portfolio of The Alger American Fund:

ALGER AMERICAN LEVERAGED ALLCAP PORTFOLIO: The investment objective of the portfolio is long-term capital appreciation.


FEDERATED INSURANCE SERIES


The following subaccounts invest in a corresponding fund of the Federated Insurance Series:


FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES II: The investment objective of the fund is to seek current income.

FEDERATED HIGH INCOME BOND FUND II: The investment objective of the fund is to seek high current income.


FIDELITY(R) VARIABLE INSURANCE PRODUCTS
The following subaccounts invest in corresponding portfolios of the Fidelity(R) Variable Insurance Products:

VIP CONTRAFUND(R) PORTFOLIO: The investment objective of the portfolio is to seek long-term capital appreciation.

VIP GROWTH OPPORTUNITIES PORTFOLIO: The investment objective of the portfolio is to seek to provide capital growth.

VIP GROWTH PORTFOLIO: The investment objective of the portfolio is to seek to achieve long-term capital appreciation.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
The following subaccounts invest in Class 2 shares of the corresponding funds of the Franklin Templeton Variable Insurance Products Trust:

MUTUAL SHARES SECURITIES FUND: The primary investment objective of the fund is capital appreciation with income as a secondary objective.

TEMPLETON DEVELOPING MARKETS SECURITIES FUND: The investment objective of the fund is long-term capital appreciation. As of October 29, 2001, this fund is closed to new investors. Existing investors may continue to allocate payments to this fund or to any other funds offered.


TEMPLETON FOREIGN SECURITIES FUND: The investment objective of the fund is long-term capital growth.

TEMPLETON GLOBAL ASSET ALLOCATION FUND: The investment objective of the fund is a high level of total return. As of October 29, 2001, this fund is closed to new investors. Existing investors may continue to allocate payments to this fund or to any other funds offered.


TEMPLETON GROWTH SECURITIES FUND: The investment objective of the fund is long-term capital growth.


SCUDDER VIT FUNDS
The following subaccounts invest in a corresponding fund of Scudder VIT Funds:

SCUDDER VIT EAFE(R) EQUITY INDEX FUND: The fund seeks to match the performance of the Morgan Stanley Capital International EAFE(R) Index.

SCUDDER VIT EQUITY 500 INDEX FUND: The fund seeks to replicate as closely as possible, the performance of the Standard & Poor's 500 Composite Stock Price Index.


THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
The following subaccount invests in a corresponding portfolio of The Universal Institutional Funds, Inc.:


TECHNOLOGY PORTFOLIO: The investment objective of the portfolio is to seek long-term capital appreciation.


WANGER ADVISORS TRUST
The following subaccounts invest in corresponding series of the Wanger Advisors
Trust:

WANGER FOREIGN FORTY: The investment objective of the series is to seek long-term capital growth.

WANGER INTERNATIONAL SMALL CAP: The investment objective of the series is to seek long-term capital growth.

WANGER TWENTY: The investment objective of the series is to seek long-term capital growth.


WANGER U.S. SMALLER COMPANIES: The investment objective of the series is to seek long-term capital growth.

Each series will be subject to market fluctuations and the risks that come with the ownership of any security, and there can be no assurance that any series will achieve its stated investment objective.


Each fund's prospectus contains important additional information, which you should read carefully before investing. Contact VULA at the address and telephone number on page 1 to obtain copies of the funds' prospectuses.

In addition to being sold to the Account, shares of the funds also may be sold to other separate accounts of Phoenix or its affiliates or to the separate accounts of other insurance companies.


It is possible that in the future it may be disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the fund(s) simultaneously. Although neither we nor the fund(s) trustees currently foresee any such disadvantages either to variable life insurance policyowners or to variable annuity contract owners, the funds' trustees intend to monitor events in order to identify any irreconcilable material conflicts between variable life insurance policyowners and variable annuity contract owners and to determine what action, if any, should be taken in response to such conflicts. Material conflicts could, for example, result from (1) changes in state insurance laws, (2) changes in federal income tax laws, (3) an administrative or judicial decision, (4) changes in the investment management of any portfolio of the fund(s), (5) differences in voting instructions between those given by variable life insurance policyowners and those given by variable annuity contract owners, or (6) a Phoenix decision to disregard policy holders' or contract owners' voting instructions. We will, at our own expense, remedy such material conflicts, including, if necessary, segregating the assets underlying the variable life insurance policies and the variable annuity contracts and establishing a new registered investment company.

INVESTMENT ADVISORS


The following are the investment advisors and subadvisors for the variable investment options:

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PHOENIX INVESTMENT COUNSEL, INC. ("PIC")
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Phoenix-Aberdeen International Series
Phoenix-Engemann Capital Growth Series
Phoenix-Engemann Small & Mid-Cap Growth Series
Phoenix-Goodwin Money Market Series
Phoenix-Goodwin Multi-Sector Fixed Income Series
Phoenix-Hollister Value Equity Series
Phoenix-Oakhurst Growth and Income Series
Phoenix-Oakhurst Strategic Allocation Series
Phoenix-Seneca Mid-Cap Growth Series
Phoenix-Seneca Strategic Theme Series

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PIC SUBADVISORS
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Roger Engemann & Associates, Inc. ("Engemann")

o   Phoenix-Engemann Capital Growth Series
o   Phoenix-Engemann Small & Mid-Cap Growth Series

Seneca Capital Management, LLC ("Seneca")

o   Phoenix-Seneca Mid-Cap Growth Series
o   Phoenix-Seneca Strategic Theme Series

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PHOENIX VARIABLE ADVISORS, INC. ("PVA")
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Phoenix-AIM Mid-Cap Equity Series
Phoenix-Alliance/Bernstein Growth + Value Series
Phoenix-Deutsche Dow 30 Series
Phoenix-Deutsche Nasdaq-100 Index(R) Series
Phoenix-Federated U.S. Government Bond Series
Phoenix-J.P. Morgan Research Enhanced Index Series
Phoenix-Janus Flexible Income Series
Phoenix-Janus Growth Series
Phoenix-MFS Investors Growth Stock Series
Phoenix-MFS Investors Trust Series
Phoenix-MFS Value Series
Phoenix-Sanford Bernstein Global Value Series
Phoenix-Sanford Bernstein Mid-Cap Value Series
Phoenix-Sanford Bernstein Small-Cap Value Series
Phoenix-Van Kampen Focus Equity Series

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PVA SUBADVISORS
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AIM Capital Management, Inc.

o   Phoenix-AIM Mid-Cap Equity Series
Alliance Capital Management, L.P.
o   Phoenix-Alliance/Bernstein Growth + Value Series
o   Phoenix-Sanford Bernstein Global Value Series
o   Phoenix-Sanford Bernstein Mid-Cap Value Series
o   Phoenix-Sanford Bernstein Small-Cap Value Series
Deutsche Asset Management
o   Phoenix-Deutsche Dow 30 Series
o   Phoenix-Deutsche Nasdaq-100 Index(R) Series
Federated Investment Management Company
o   Phoenix-Federated U.S. Government Bond Series
J.P. Morgan Investment Management, Inc.
o   Phoenix-J.P. Morgan Research Enhanced Index Series
Janus Capital Corporation
o   Phoenix-Janus Flexible Income Series
o   Phoenix-Janus Growth Series

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PVA SUBADVISORS
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MFS Investment Management
o   Phoenix-MFS Investors Growth Stock Series
o   Phoenix-MFS Investors Trust Series
o   Phoenix-MFS Value Series
Morgan Stanley Asset Management
o   Phoenix-Van Kampen Focus Equity Series

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DUFF & PHELPS INVESTMENT MANAGEMENT CO. ("DPIM")
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Phoenix-Duff & Phelps Real Estate Securities Series

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PHOENIX-ABERDEEN INTERNATIONAL ADVISORS, LLC  ("PAIA")
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Phoenix-Aberdeen New Asia Series

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PAIA SUBADVISORS
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PIC

Aberdeen Fund Managers, Inc.
o   Phoenix-Aberdeen New Asia Series

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Based on subadvisory agreements with the fund, PIC and PVA as investment advisors delegate certain investment decisions and research functions to subadvisors.

PIC, DPIM and Engemann are indirect, wholly-owned subsidiaries of Phoenix Investment Partners, Ltd. ("PXP"). Seneca is a partially-owned subsidiary of PXP. PXP is an indirect, wholly-owned subsidiary of The Phoenix Companies, Inc., and is an affiliate of Phoenix and PHL Variable. PAIA is jointly owned and managed by PM Holdings, Inc., a wholly-owned subsidiary of Phoenix, and by Aberdeen Fund Managers, Inc.

PVA is a wholly-owned subsidiary of PM Holdings, Inc.

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OTHER ADVISORS
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AIM Advisors, Inc.
o   AIM V.I. Capital Appreciation Fund

o   AIM V.I. Premier Equity Fund

Fred Alger Management, Inc.
o   Alger American Leveraged AllCap Portfolio
Deutsche Asset Management

o   Scudder VIT EAFE(R) Equity Index Fund
o   Scudder VIT Equity 500 Index Fund

Federated Investment Management Company
o   Federated Fund for U.S. Government Securities II
o   Federated High Income Bond Fund II
Fidelity Management and Research Company
o   VIP Contrafund(R) Portfolio
o   VIP Growth Opportunities Portfolio
o   VIP Growth Portfolio
Franklin Mutual Advisers, LLC
o   Mutual Shares Securities Fund
Morgan Stanley Asset Management
o   Technology Portfolio
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OTHER ADVISORS
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Templeton Asset Management, Ltd.
o   Templeton Developing Markets Securities Fund
Templeton Global Advisors Limited
o   Templeton Growth Securities Fund
Templeton Investment Counsel, Inc.

o   Templeton Foreign Securities Fund
o   Templeton Global Asset Allocation Fund

Wanger Asset Management, L.P.
o   Wanger Foreign Forty
o   Wanger International Small Cap
o   Wanger Twenty

o   Wanger U.S. Smaller Companies

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SERVICES OF THE ADVISORS
The advisors continually furnish an investment program for each series and manage the investment and reinvestment of the assets of each series subject at all times to the authority and supervision of the Trustees. A detailed discussion of the investment advisors and subadvisors, and the investment advisory and subadvisory agreements, is contained in the accompanying prospectus for the funds.

REINVESTMENT AND REDEMPTION
All dividend distributions of the fund are automatically reinvested in shares of the fund at their net asset value on the date of distribution; all capital gains distributions of the fund, if any, are likewise reinvested at the net asset value on the record date. Phoenix redeems fund shares at their net asset value to the extent necessary to make payments under the policy.

SUBSTITUTION OF INVESTMENTS
We reserve the right to make additions to, deletions from, or substitutions for the investments held by the Account, subject to compliance with the law as currently applicable or as subsequently changed.

In the future, we may establish additional subaccounts within the Account, each of which will invest in shares of a designated portfolio of the fund with a specified investment objective. If and when marketing needs and investment conditions warrant, and at our discretion, we may establish additional portfolios. These will be made available under existing policies to the extent and on a basis determined by us.

If the shares of any of the portfolios of the fund should no longer be available for investment, or if in the judgment of Phoenix's management further investment in shares of any of the portfolios becomes inappropriate in view of the objectives of the policy, then Phoenix may substitute shares of another fund for shares already purchased, or to be purchased in the future. No substitution of fund shares held by the Account may take place without prior approval of the SEC and prior notice to you. In the event of a substitution, you will be given the option of transferring the policy value of the subaccount in which the substitution is to occur to another subaccount without penalty.

CHARGES AND DEDUCTIONS
--------------------------------------------------------------------------------
GENERAL
Charges are deducted in connection with the policy to compensate us for:

[diamond] our expenses in selling the policy;

[diamond] underwriting and issuing the policy;

[diamond] premium and federal taxes incurred on premiums received;

[diamond] providing the insurance benefits set forth in the policy; and

[diamond] assuming certain risks in connection with the policy.

The nature and amount of these charges are more fully described in sections below.

When we issue policies under group or sponsored arrangements, we may reduce or eliminate one or more of:

[diamond] sales charge,

[diamond] issue expense charge,

[diamond] administrative charge, and

[diamond] surrender charge.

Sales to a group or through sponsored arrangement often result in lower per policy costs and often involve a greater stability of premiums paid into the policies. Under such circumstances Phoenix tries to pass these savings onto the purchasers. The amount of reduction will be determined on a case-by-case basis and will reflect the cost reduction we expect as a result of these group or sponsored sales.

Certain charges are deducted only once, others are deducted periodically, while certain others are deducted only if certain events occur.

CHARGES DEDUCTED ONCE

SALES CHARGE
To help reimburse ourselves for a variety of expenses incurred in selling the policy (e.g., commissions, advertising, printing) we impose a sales charge on premiums paid on the policy.

The sales charge is assessed according to the following schedule:

[diamond]  Policy year 1:              30% of premiums paid up to
                                       the first TAP

                                       4% of premiums in excess of
                                       the TAP

[diamond]  Policy years 2 through 5:   16% of premiums paid up to
                                       the first TAP

                                       4% of premiums in excess of
                                       the TAP

[diamond]  Policy years 6 through 10:  12% of premiums paid up to the first TAP

                                       4% of premiums in excess of
                                       the TAP

[diamond]  Policy years 11-20:         3% of premium

[diamond]  Policy years 21 and over:   0% of premium

The TAP is established at the time the policy is issued and is the greater of:
(a) the level premium required to mature the policy, computed at an interest rate of 6.5% and assuming current mortality and expenses; or (b) $1,200. The sales charge does not fully cover our total sales expenses, but we expect to recover these expenses in full over the period the policy remains in force.

[diamond]  STATE PREMIUM TAXES. Various states (and countries and cities) impose a tax on premiums received by insurance companies. Premium taxes vary from state to state. Currently, these taxes range from 0.75% to 4% of premiums paid. Moreover, certain municipalities and states also impose taxes on premiums paid, in addition to the state taxes imposed. The premium tax charge represents an amount we consider necessary to pay all premium taxes imposed by these taxing authorities, and we do not expect to derive a profit from this charge. Policies will be assessed a tax charge equal to 2.25% of the premiums paid. These charges are deducted from each premium payment.

[diamond]  FEDERAL TAX CHARGE. A charge equal to 1.50% of each premium will be deducted from each premium payment to cover the estimated cost to us of the federal income tax treatment of deferred acquisition costs.

PERIODIC CHARGES

MONTHLY
[diamond]  ISSUE EXPENSE CHARGE. The issue expense charge is $3,000 and is to reimburse Phoenix for underwriting and start-up expenses in connection with issuing a policy. Rather than deduct the full amount at once, the issue expense charge is deducted in equal monthly installments of $50 over the first 60 months of the policy.

[diamond]  ADMINISTRATIVE CHARGE. This charge is assessed to cover our variable administrative expenses such as the preparation of billings, statements and mailings to policyholders. The administrative charge is $7.50 plus $.02 for each $1,000 of face amount each month.

[diamond]  COST OF INSURANCE. To determine this expense, we multiply the appropriate cost of insurance rate by the difference between your policy's death benefit and the policy value. Generally, cost of insurance rates are based on the sex, attained age, duration and risk class of the insureds. However, in certain states and for policies issued in conjunction with certain qualified plans, cost of insurance rates are not based on sex. The actual monthly costs of insurance rates are based on our expectations of future mortality experience. They will not, however, be greater than the guaranteed cost of insurance rates set forth in the policy. These guaranteed maximum rates are equal to 100% of the 1980 Commissioners Standard Ordinary ("CSO") Mortality Table, with appropriate adjustment for the Insureds' risk classification. Any change in the cost of insurance rates will apply to all persons of the same sex, insurance age and risk class whose Policies have been in force for the same length of time. Your risk class may affect your cost of insurance rate. We currently place insureds into a standard risk class or a risk class involving a higher mortality risk, depending on the health of the insureds as determined by the medical information that we request. For otherwise identical policies, insureds in the standard risk class will have a lower cost of insurance than those in the risk class with the higher mortality risk. The standard risk class is divided into three categories: smoker and 2 classes of nonsmokers. Nonsmokers will generally incur a lower cost of insurance than similarly situated insureds who smoke.

[diamond]  COST OF ANY RIDERS TO YOUR POLICY. Certain policy riders require the payment of additional premiums to pay for the benefit provided by the rider.

Monthly deductions are made on each monthly calculation day. The amount deducted is allocated among subaccounts and the unloaned portion of the Guaranteed Interest Account based on an allocation schedule specified by you.

You initially choose this schedule in your application, but can later change it from time to time. If any subaccount or the unloaned portion of the Guaranteed Interest Account is insufficient to permit the full withdrawal of the monthly deduction, the withdrawals from the other subaccounts or Guaranteed Interest Account will be proportionally increased.

DAILY
[diamond]  MORTALITY AND EXPENSE RISK CHARGE. A charge at an annual rate of
           0.40% is deducted daily from the Account. We may increase this charge, but guarantee it will never be more than 0.60%. No portion of this charge is deducted from the Guaranteed Interest Account.

           The mortality risk assumed by us is that collectively our insureds may live for a shorter time than projected because of inaccuracies in that projecting process and, therefore, that the total amount of death benefits that we will pay out will be greater than that we expected. The expense risk assumed is that expenses incurred in issuing and maintaining the Policies may exceed the limits on administrative charges set in the Policies. If the expenses do not increase to an amount in excess of the limits, or if the mortality projecting process proves to be accurate, we may profit from this charge. We also assume risks with respect to other contingencies including the incidence of policy loans, which may cause us to incur greater costs than expected when we designed the Policies. To the extent we profit from this charge, we may use those profits for any proper purpose, including the payment of sales expenses or any other expenses that may exceed income in a given year.

CONDITIONAL CHARGES
These are other charges that are imposed only if certain events occur:

[diamond]  SURRENDER CHARGE. During the first 5 policy years, there is a difference between the amount of policy value and the amount of cash surrender value of the policy. This difference is the surrender charge, which is a contingent deferred sales charge. The surrender charge is designed to recover the expense of distributing policies that are terminated before distribution expenses have been recouped from revenue generated by these policies. These are contingent charges because they are paid only if the policy is surrendered (or the face amount is reduced or the policy lapses) during this period. They are deferred charges because they are not deducted from premiums.

           During the first 5 policy years, the surrender charge described below will apply if you either surrender the policy for its cash surrender value or let the policy lapse. There is no surrender charge after the 5th policy year. During the first 5 policy years, the maximum surrender charge that you can pay while you own the policy is equal to the percentage amount shown in the following Surrender Charge Table.

           --------------------------------------------------------
           SURRENDER CHARGE TABLE
           --------------------------------------------------------
                     POLICY                     SURRENDER
                      YEAR                   CHARGE % OF TAP
           ---------------------------- ---------------------------
                        1                           50
                        2                           40
                        3                           30
                        4                           20
                        5                           10
                   6 and later                      0
           --------------------------------------------------------

[diamond]  PARTIAL SURRENDER FEE. In the case of a partial surrender, but not a decrease in face amount, an additional fee is imposed. The fee is equal to 2% of the amount withdrawn but not more than $25. The fee is intended to recover the actual costs of processing the partial surrender request. The fee will be deducted from each subaccount and Guaranteed Interest Account in the same proportion as the withdrawal is allocated. If no allocation is made at the time of the request for the partial surrender, withdrawal allocation will be made in the same manner as are monthly deductions.

[diamond]  PARTIAL SURRENDER CHARGE. If less than all of the policy is surrendered, the amount withdrawn is a "partial surrender." A charge as described below is deducted from the policy value upon a partial surrender of the policy. The charge is a fraction of the applicable surrender charge that would apply to a full surrender, determined by how much of the full cash surrender value is being withdrawn. For example: if a partial surrender reduces the cash surrender value by half, the partial surrender charge will be half of what a full surrender charge would have been according to the above table. This amount is assessed against the subaccounts and the Guaranteed Interest Account in the same proportion as the withdrawal is allocated.

           A partial surrender charge also is deducted from policy value upon a decrease in face amount. The charge is equal to the applicable surrender charge multiplied by a fraction (equal to the decrease in face amount divided by the face amount of the policy prior to the decrease).

INVESTMENT MANAGEMENT CHARGE
As compensation for investment management services to the funds, the Advisors are entitled to fees, payable monthly and based on an annual percentage of the average aggregate daily net asset values of each series.

These fund charges and other expenses are described more fully in the funds' prospectuses.

OTHER TAXES
Currently no charge is made to the Account for federal income taxes that may be attributable to the Account. We may, however, make such a charge in the future for these or any other taxes attributable to the Account.

GENERAL PROVISIONS
--------------------------------------------------------------------------------
POSTPONEMENT OF PAYMENTS
Payment of any amount upon complete or partial surrender, policy loan or benefits payable at death (in excess of the initial face amount) or maturity may be postponed:

[diamond]  for up to six months from the date of the request, for any transactions dependent upon the value of the Guaranteed Interest Account;

[diamond]  whenever the NYSE is closed other than for customary weekend and holiday closings or trading on the NYSE is restricted as decided by the SEC; or

[diamond]  whenever an emergency exists, as decided by the SEC as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Account's net assets.

Transfers also may be postponed under these circumstances.

PAYMENT BY CHECK
Payments under the policy of any amounts derived from premiums paid by check may be delayed until such time as the check has cleared your bank.

THE CONTRACT
The policy and attached copy of the application are the entire contract. Only statements in the application can be used to void the policy. The statements are considered representations and not warranties. Only an executive officer of Phoenix can agree to change or waive any provisions of the policy.

SUICIDE
If either of the insureds commits suicide within 2 years after the policy's date of issue, the policy will stop and become void. We will pay you the policy value adjusted by the addition of any monthly deductions and other fees and charges, minus any debt owed to us under the policy.

INCONTESTABILITY
We may not contest this policy or any attached rider after it has been in force during the insureds' lifetimes for 2 years from the policy date.

CHANGE OF OWNER OR BENEFICIARY
The beneficiary, as named in the policy application or subsequently changed, will receive the policy benefits at the death of the last surviving insured. If the named beneficiary dies before the death of the last surviving Insured, the contingent Beneficiary, if named, becomes the Beneficiary. If no Beneficiary survives the last surviving Insured, the death benefit payable under the policy will be paid to you or your estate.

As long as the policy is in force, the policyowner and the beneficiary may be changed by written request, in a form satisfactory to us. A change in beneficiary will take effect as of the date the notice is signed, whether or not the last surviving Insured is living when we receive the notice. We will not, however, be liable for any payment made or action taken before receipt of the notice.

ASSIGNMENT
The policy may be assigned. We will not be bound by the assignment until a written copy has been received and we will not be liable with respect to any payment made prior to receipt. We assume no responsibility for determining whether an assignment is valid.

MISSTATEMENT OF AGE OR SEX
If the age or sex of either of the insureds has been misstated, the death benefit will be adjusted based on what the cost of insurance charge for the most recent monthly deduction would have purchased based on the correct age and sex of the insureds.

SURPLUS
Policies issued on or after the date of Phoenix's demutualization, June 25, 2001, will not be eligible to share in Phoenix's profits or surplus earnings. The demutualization will not change any eligibility, described in the next paragraph, of a policy owned prior to the date of demutualization.

You may share in divisible surplus of Phoenix to the extent decided annually by the Phoenix Board of Directors.

However, it is not currently expected that the Board will authorize these payments since you will be participating directly in the subaccount's investment results.

PAYMENT OF PROCEEDS
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SURRENDER AND DEATH BENEFIT PROCEEDS
Death benefit proceeds and the proceeds of full or partial surrenders will be processed at unit values next computed after we receive the request for surrender or due proof of death, provided such request is complete and in good order. Payment of surrender or death proceeds usually will be made in one lump sum within 7 days, unless another payment option has been elected. Payment of the death proceeds, however, may be delayed if the claim for payment of the death proceeds needs to be investigated; e.g., to ensure payment of the proper amount to the proper payee. Any such delay will not be beyond that reasonably necessary to investigate such claims consistent with insurance practices customary in the life insurance industry. Under this policy, the death proceeds will be paid upon the death of the last surviving insured.

You may elect a payment option for payment of the death proceeds to the beneficiary. You may do this only before the second death. You may revoke or change a prior election, unless such right has been waived. The beneficiary may make or change an election before payment of the death proceeds, unless you have made an election that does not permit such further election or changes by the beneficiary.

A written request in a form satisfactory to us is required to elect, change or revoke a payment option.

The minimum amount of surrender or death proceeds that may be applied under any payment option is $1,000.

If the policy is assigned as collateral security, we will pay any amount due the assignee in one lump sum. Any remaining proceeds will remain under the option elected.

PAYMENT OPTIONS
All or part of the surrender or death proceeds of a policy may be applied under one or more of the following payment options or such other payment options or alternative versions of the options listed as we may choose to make available in the future.

OPTION 1--LUMP SUM
Payment in one lump sum.

OPTION 2--LEFT TO EARN INTEREST
A payment of interest during the payee's lifetime on the amount payable as a principal sum. Interest rates are guaranteed to be at least 3% per year.

OPTION 3--PAYMENT FOR A SPECIFIC PERIOD
Equal installments are paid for a specified period of years whether the payee lives or dies. The first payment will be on the date of settlement. The assumed interest rate on the unpaid balance is guaranteed not to be less than 3% per year.

OPTION 4--LIFE ANNUITY WITH SPECIFIED PERIOD CERTAIN
Equal installments are paid until the later of:

[diamond]  the death of the payee and

[diamond]  the end of the period certain. The first payment will be on the date of settlement. The period certain must be chosen when this option is elected. The periods certain that may be chosen are as follows:

[diamond]  10 years;

[diamond]  20 years;

[diamond]  until the installments paid refund the amount applied under this option.

If the payee is not living when the final payment falls due, that payment will be limited to the amount which needs to be added to the payments already made to equal the amount applied under this option.

If, for the age of the payee, a period certain is chosen that is shorter than another period certain paying the same installment amount, we will consider the longer period certain as having been elected.

Any life annuity provided under Option 4 is computed using an interest rate guaranteed to be no less than 3-3/8% per year, but any life annuity providing a period certain of 20 years or more is computed using an interest rate guaranteed to be no less than 3-1/4% per year.

OPTION 5--LIFE ANNUITY
Equal installments are paid only during the lifetime of the payee. The first payment will be on the date of settlement. Any life annuity as may be provided under Option 5 is computed using an interest rate guaranteed to be no less than 3-1/2% per year.

OPTION 6--PAYMENTS OF A SPECIFIED AMOUNT
Equal installments of a specified amount, out of the principal sum and interest on that sum, are paid until the principal sum remaining is less than the amount of the installment. When that happens, the principal sum remaining with accrued interest will be paid as a final payment. The first payment will be on the date of settlement. The payments will include interest on the remaining principal at a guaranteed rate of at least 3% per year. This interest will be credited at the end of each year. If the amount of interest credited at the end of the year exceeds the income payments made in the last 12 months, that excess will be paid in one sum on the date credited.

OPTION 7--JOINT SURVIVORSHIP ANNUITY WITH 10-YEAR PERIOD CERTAIN
The first payment will be on the date of settlement. Equal installments are paid until the latest of:

[diamond]  the end of the 10-year period certain;

[diamond]  the death of the insured; and

[diamond]  the death of the other named annuitant. The other annuitant must be named when this option is elected and cannot later be changed.

The other annuitant must have an attained age of at least 40. Any joint survivorship annuity that may be provided under this option is computed using a guaranteed interest rate to equal at least 3-3/8% per year.

For additional information concerning the above payment options, see the policy.


FEDERAL INCOME TAX CONSIDERATIONS
--------------------------------------------------------------------------------

INTRODUCTION
The ultimate effect of federal income taxes on values under the Account and on the economic benefit to you or your beneficiary depends on Phoenix's income tax status and upon the income tax status of the individual concerned. This discussion is general in nature and is not intended as income tax advice. For complete information on federal and state income tax considerations, an income tax advisor should be consulted. No attempt is made to consider any estate and inheritance taxes, or any state, local or other tax laws. Because the discussion herein is based upon our understanding of federal income tax laws as they are currently interpreted, we cannot guarantee the tax status of any policy. The Internal Revenue Service ("IRS") makes no representation regarding the likelihood of continuation of current federal income tax laws, U.S. Treasury regulations or of the current interpretations. We reserve the right to make changes to the policy to assure that it will continue to qualify as a life insurance contract for federal income tax purposes.

PHOENIX'S INCOME TAX STATUS
Phoenix is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended ("Code"). For federal income tax purposes, neither the Account nor the Guaranteed Interest Account is a separate entity from Phoenix and their operations form a part of Phoenix.

Investment income and realized capital gains on the assets of the Account are reinvested and taken into account in determining the value of the Account. Investment income of the Account, including realized net capital gains, is not taxed to Phoenix. Due to Phoenix's income tax status under current provisions of the Code, no charge currently will be made to the Account for Phoenix's federal income taxes, which may be attributable to the Account. Phoenix reserves the right to make a deduction for taxes if the federal income tax treatment of Phoenix is determined to be other than what Phoenix currently believes it to be, if changes are made affecting the income tax treatment to Phoenix of variable life insurance contracts, or if changes occur in Phoenix's income tax status. If imposed, such charge would be equal to the federal income taxes attributable to the investment results of the Account.

POLICY BENEFITS

DEATH BENEFIT PROCEEDS
The policy, whether or not it is a modified endowment contract (see "Modified Endowment Contracts"), should be treated as meeting the definition of a life insurance contract for federal income tax purposes, under Section 7702 of the Code. As such, the death benefit proceeds thereunder should be excludable from the gross income of the Beneficiary under Code Section 101(a)(1). Also, a policyowner should not be considered to be in constructive receipt of the cash value, including investment income. See, however, the sections below on possible taxation of amounts received under the policy, via full surrender, partial surrender or loan.

Code Section 7702 imposes certain conditions with respect to premiums received under a policy. Phoenix intends to monitor the premiums to assure compliance with such conditions. However, if the premium limitation is exceeded during the year, Phoenix may return the excess premium, with interest, to the policyowner within 60 days after the end of the Policy Year, and maintain the qualification of the policy as life insurance for federal income tax purposes.

FULL SURRENDER
Upon full surrender of a policy for its cash value, the excess, if any, of the cash value (unreduced by any outstanding indebtedness) over the premiums paid will be treated as ordinary income for federal income tax purposes. The full surrender of a policy that is a modified endowment contract may result in the imposition of an additional 10% tax on any income received.

PARTIAL SURRENDER
If the policy is a modified endowment contract, partial surrenders are fully taxable to the extent of income in the policy and are possibly subject to an additional 10% tax. See the discussion on modified endowment contracts below. If the policy is not a modified endowment contract, partial surrenders still may be taxable, as follows. Code Section 7702(f)(7) provides that where a reduction in death benefits occurs during the first 15 years after a policy is issued and there is a cash distribution associated with that reduction, a policyowner may be taxed on all or a part of the amount distributed. A reduction in death benefits may result from a partial surrender. After 15 years, the proceeds will not be subject to tax, except to the extent such proceeds exceed the total amount of premiums paid but not previously recovered. Phoenix suggests you consult with your tax advisor in advance of a proposed decrease in death benefits or a partial surrender as to the portion, if any, which would be subject to tax, and in addition as to the impact such partial surrender might have under the new rules affecting modified endowment contracts.

LOANS
Phoenix believes that any loan received under a policy will be treated as indebtedness of a policyowner. If the policy is a modified endowment contract, loans are fully taxable to the extent of income in the policy and are possibly subject to an additional 10% tax. See the discussion on modified endowment contracts below. If the policy is not a modified endowment contract, Phoenix believes that no part of any loan under a policy will constitute income to a policyowner.

The deductibility by a policyowner of loan interest under a policy may be limited under Code Section 264, depending on circumstances. A policyowner intending to fund premium payments through borrowing should consult a tax advisor with respect to the tax consequences thereof. Under the "personal" interest limitation provisions of the Code, interest on policy loans used for personal purposes is not tax deductible. Other rules may apply to allow all or part of the interest expense as a deduction if the loan proceeds are used for "trade or business" or "investment" purposes. See your tax advisor for further guidance.

BUSINESS-OWNED POLICIES
If a business or a corporation owns the policy, the Code may impose additional restrictions. The Code limits the interest deduction on business-owned policy loans and may impose tax upon the inside build-up of corporate-owned life insurance policies through the corporate alternative minimum tax.

MODIFIED ENDOWMENT CONTRACTS

GENERAL
Pursuant to Code Section 72(e), loans and other amounts received under modified endowment contracts will, in general, be taxed to the extent of accumulated income (generally, the excess of cash value over premiums paid). Life insurance policies can be modified endowment contracts if they fail to meet what is known as "the 7-pay test." This test compares your policy to a hypothetical life insurance policy of equal face amount which requires 7 equal annual premiums to be "fully paid-up," providing a level death benefit with no further premiums. A policy becomes a modified endowment contract, if, at any time during the first 7 years, the cumulative premium paid on the policy exceeds the cumulative premium that would have been paid under the hypothetical policy. Premiums paid during a policy year but which are returned by Phoenix with interest within 60 days after the end of the policy year will be excluded from the 7-pay test. A life insurance policy received in exchange for a modified endowment contract will be treated as a modified endowment contract.

REDUCTION IN BENEFITS DURING THE FIRST 7 YEARS

If there is a reduction in death benefits or reduction or elimination of any Additional Rider Benefit previously elected during the first 7 policy years, the premiums are redetermined for purposes of the 7-pay test as if the policy originally had been issued at the reduced death benefit level and the new limitation is applied to the cumulative amount paid for each of the first 7 policy years.


DISTRIBUTIONS AFFECTED
If a policy fails to meet the 7-pay test, it is considered a modified endowment contract only as to distributions in the year in which the test is failed and all subsequent policy years. However, distributions made in anticipation of such failure (there is a presumption that distributions made within 2 years prior to such failure were "made in anticipation") also are considered distributions under a modified endowment contract. If the policy satisfies the 7-pay test for 7 years, distributions and loans generally will not be subject to the modified endowment contract rules.

PENALTY TAX
Any amount taxable under the modified endowment contract rule will be subject to an additional 10% excise tax, with certain exceptions. This additional tax will not apply in the case of distributions that are:

[diamond]  made on or after the taxpayer attains age 59 1/2; or

[diamond]  attributable to the taxpayer's disability (within the meaning of Code
           Section 72(m)(7)); or

[diamond]  part of a series of substantially equal periodic payments (not less often than annually) made for the life (or life expectancy) of the taxpayer or the joint lives (or life expectancies) of the taxpayer and his Beneficiary.

MATERIAL CHANGE RULES

Any determination of whether the policy meets the 7-pay test will begin again any time the policy undergoes a "material change," which includes any increase in death benefits or any increase in or addition of a qualified additional benefit or any increase in or addition of any rider benefit available as an Additional Rider Benefit (described above), with the following 2 exceptions:


[diamond]  first, if an increase is attributable to premiums paid "necessary to fund" the lowest death benefit and qualified additional benefits payable in the first 7 Policy Years or to the crediting of interest or dividends with respect to these premiums, the "increase" does not constitute a material change.

[diamond]  second, to the extent provided in regulations, if the death benefit or qualified additional benefit increases as a result of a cost-of-living adjustment based on an established broad-based index specified in the policy, this does not constitute a material change if: [diamond] the cost-of-living determination period does not exceed the remaining premium payment period under the policy, and

[diamond]  the cost-of-living increase is funded ratably over the remaining premium payment period of the policy. A reduction in death benefits is not considered a material change unless accompanied by a reduction in premium payments.

A material change may occur at any time during the life of the policy (within the first 7 years or thereafter), and future taxation of distributions or loans would depend upon whether the policy satisfied the applicable 7-pay test from the time of the material change. An exchange of policies is considered to be a material change for all purposes.

SERIAL PURCHASE OF MODIFIED ENDOWMENT CONTRACTS
All modified endowment contracts issued by the same insurer (or affiliated companies of the insurer) to the same policyowner within the same calendar year will be treated as one modified endowment contract in determining the taxable portion of any loans or distributions made to the policyowner. The U.S. Treasury has been given specific legislative authority to issue regulations to prevent the avoidance of the new distribution rules for modified endowment contracts. An income tax advisor should be consulted about the tax consequences of the purchase of more than one modified endowment contract within any calendar year.

LIMITATIONS ON UNREASONABLE MORTALITY AND EXPENSE CHARGES
The Code imposes limitations on unreasonable mortality and expense charges for purposes of ensuring that a policy qualifies as a life insurance contract for federal income tax purposes. The mortality charges taken into account to compute permissible premium levels may not exceed those charges required to be used in determining the federal income tax reserve for the policy, unless U.S. Treasury regulations prescribe a higher level of charge. In addition, the expense charges taken into account under the guideline premium test are required to be reasonable, as defined by the U.S. Treasury regulations. Phoenix intends to comply with the limitations in calculating the premium it is permitted to receive from you.

QUALIFIED PLANS
A policy may be used in conjunction with certain qualified plans. Since the rules governing such use are complex, you should not use the policy in conjunction with a qualified plan until you have consulted a competent pension consultant or tax advisor.

DIVERSIFICATION STANDARDS
To comply with the Diversification Regulations under Code Section 817(h), ("Diversification Regulations") each series of the funds is required to diversify its investments. The Diversification Regulations generally require that on the last day of each calendar quarter that the series assets be invested in no more than:

[diamond]  55% in any 1 investment

[diamond]  70% in any 2 investments

[diamond]  80% in any 3 investments

[diamond]  90% in any 4 investments

A "look-through" rule applies to treat a pro rata portion of each asset of a series as an asset of the Account; therefore, each series of the fund will be tested for compliance with the percentage limitations. For purposes of these diversification rules, all securities of the same issuer are treated as a single investment, but each United States government agency or instrumentality is treated as a separate issuer.

The general diversification requirements are modified if any of the assets of the Account are direct obligations of the U.S. Treasury. In this case, there is no limit on the investment that may be made in U.S. Treasury securities, and for purposes of determining whether assets other than Treasury securities are adequately diversified, the generally applicable percentage limitations are increased based on the value of the Account's investment in U.S. Treasury securities. Notwithstanding this modification of the general diversification requirements, the portfolios of the funds will be structured to comply with the general diversification standards because they serve as an investment vehicle for certain variable annuity contracts that must comply with these standards.

In connection with the issuance of the Diversification Regulations, the U.S. Treasury announced that such regulations do not provide guidance concerning the extent to which you may direct your investments to particular divisions of a separate account. It is possible that a revenue ruling or other form of administrative pronouncement in this regard may be issued in the near future. It is not clear, at this time, what such a revenue ruling or other pronouncement will provide. It is possible that the policy may need to be modified to comply with such future U.S. Treasury announcements. For these reasons, Phoenix reserves the right to modify the policy, as necessary, to prevent you from being considered the owner of the assets of the Account.

Phoenix intends to comply with the Diversification Regulations to assure that the Policies continue to qualify as a life insurance contract for federal income tax purposes.

CHANGE OF OWNERSHIP OR INSURED OR ASSIGNMENT
Changing the policyowner, or one or both of the insureds or an exchange or assignment of the policy may have tax consequences depending on the circumstances. Code Section 1035 provides that a life insurance contract can be exchanged for another life insurance contract, without recognition of gain or loss, assuming that no money or other property is received in the exchange, and that the policies relate to the same insureds. If the surrendered policy is subject to a policy loan, this may be treated as the receipt of money on the exchange. Phoenix recommends that any person contemplating such actions seek the advice of an income tax advisor.

OTHER TAXES
Federal estate tax, state and local estate, inheritance and other tax consequences of ownership or receipt of policy proceeds depend on the circumstances of each policyowner or Beneficiary. We do not make any representations or guarantees regarding the tax consequences of any policy with respect to these types of taxes.

VOTING RIGHTS
--------------------------------------------------------------------------------
We will vote the funds' shares held by the subaccounts at any regular and special meetings of shareholders of the funds. To the extent required by law, such voting will be pursuant to instructions received from you. However, if the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result we decide that we are permitted to vote the funds' shares at our own discretion, we may elect to do so.

The number of votes that you have the right to cast will be determined by applying your percentage interest in a subaccount to the total number of votes attributable to the subaccount. In determining the number of votes, fractional shares will be recognized.

Fund shares held in a subaccount for which no timely instructions are received, and fund shares which are not otherwise attributable to policyowners, will be voted by Phoenix in proportion to the voting instructions that are received with respect to all policies participating in that subaccount. Instructions to abstain on any item to be voted upon will be applied to reduce the votes eligible to be cast by Phoenix.

You will receive proxy materials, reports and other materials related to the funds.

We may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the subclassification or investment objective of one or more of the portfolios of the funds or to approve or disapprove an investment advisory contract for the funds. In addition, Phoenix itself may disregard voting instructions in favor of changes initiated by a policyowner in the investment policies or the investment advisor of the funds if Phoenix reasonably disapproves of such changes. A change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities or we decide that the change in the investment policy for a series may result in overly speculative or unsound investments. In the event Phoenix does disregard voting instructions, a summary of that action and the reasons for such action will be included in the next periodic report to policyowners.

THE DIRECTORS AND
EXECUTIVE OFFICERS OF PHOENIX
--------------------------------------------------------------------------------
Phoenix is managed by its Board of Directors. The following are the Directors and Executive Officers of Phoenix:

NAME                       PRINCIPAL OCCUPATION
----                       --------------------
DIRECTORS
---------

Sal H. Alfiero             Chairman and Chief Executive
                           Officer
                           Protective Industries LLC
                           Buffalo, NY
                           Various positions with
                           Mark IV Industries

J. Carter Bacot            Director (retired Chairman and
                           Chief Executive Officer)
                           The Bank of New York
                           New York, NY

Peter C. Browning          Chairman of the Board
                           NUCOR
                           Charlotte, NC
                           Various positions with
                           Sunoco Products Company

Arthur P. Byrne            President, Chief Executive Officer
                           and Chairman
                           The Wiremold Company
                           West Hartford, CT
                           Various positions with
                           The Wiremold Company

Sanford Cloud, Jr.         President and Chief Executive
                           Officer, The National Conference
                           for Community and Justice
                           New York, NY

Richard N. Cooper          Mauritus C. Boas Professor
                           Center for International Affairs
                           Harvard University
                           Cambridge, MA
                           Formerly Chairman of Central
                           Intelligence Agency; Professor,
                           Harvard University

Gordon J. Davis, Esq.      President
                           Lincoln Center for Performing Arts
                           New York, NY
                           Formerly Partner of LeBoeuf, Lamb,
                           Greene & MacRae


Robert W. Fiondella        Chairman of the Board and
                           Chief Executive Officer,
                           The Phoenix Companies, Inc.
                           Hartford, CT
                           Various Positions with
                           Phoenix Life Insurance Company and
                           its various subsidiaries

Ann Maynard Gray           Director of The Phoenix Companies,
                           Inc.
                           Director of Duke Energy Corporation
                           and Elan Corporation PLC and a
                           trustee for J.P. Morgan Funds.
                           Formerly President of the
                           Diversified Publishing Group of
                           Capital Cities/ABC, Inc. from 1991
                           to 1999.

NAME                       PRINCIPAL OCCUPATION
----                       --------------------
DIRECTORS
---------

John E. Haire              President
                           The Fortune Group
                           New York, NY
                           Executive vice President,
                           Time, Inc.
                           Formerly Publisher,
                           Time Magazine

Jerry J. Jasinowski        President
                           National Association of
                           Manufacturers
                           Washington, D.C.
                           Various positions with National
                           Association of Manufacturers

Thomas S. Johnson          Chairman and Chief Executive Officer
                           Greenpoint Financial Corporation
                           New York, NY

John W. Johnstone          Retired.
                           Formerly Chairman and
                           Chief Executive Officer,
                           Olin Corporation


Marilyn E. LaMarche        Limited Managing Director,
                           Lazard Freres & Company, L.L.C.
                           New York, New York
                           Various positions with
                           Lazard Freres & Co. LLC


Philip R. McLoughlin       Executive Vice President and
                           Chief Investment Officer,
                           The Phoenix Companies, Inc.
                           Hartford, CT
                           Various positions with
                           Phoenix Life Insurance Company and
                           its various subsidiaries


Robert F. Vizza            President
                           Dolan Foundations
                           Woodbury, NY
                           Formerly President, Lustgarten
                           Pancreatic Cancer Research
                           Foundation and the Dolan
                           Foundations; President and
                           Chief Executive Officer,
                           St. Francis Hospital

Robert G. Wilson           Retired. Consultant for
                           thePit.com; Consultant for
                           Logistics.com and LendingTree.com


Dona D. Young              President and Chief Operating
                           Officer,
                           The Phoenix Companies, Inc.
                           Hartford, CT
                           Various positions with Phoenix Life
                           Insurance Company and its various
                           subsidiaries


NAME                       PRINCIPAL OCCUPATION
----                       --------------------
EXECUTIVE OFFICERS
------------------

Carl T. Chadburn           Executive Vice President
                           Executive Vice President,
                           The Phoenix Companies, Inc.
                           Various positions with
                           Phoenix Life Insurance Company and
                           its various subsidiaries


Robert W. Fiondella        Chairman of the Board and Chief Executive Officer
                           Chairman of the Board and Chief Executive Officer,
                           The Phoenix Companies, Inc.
                           Various positions with
                           Phoenix Life Insurance Company and
                           its various subsidiaries


Philip R. McLoughlin       Executive Vice President
                           Executive Vice President and
                           Chief Investment Officer,
                           The Phoenix Companies, Inc.
                           Various positions with
                           Phoenix Life Insurance Company and
                           its various subsidiaries


Coleman D. Ross            Executive Vice President
                           Executive Vice President and Chief
                           Financial Officer,
                           The Phoenix Companies, Inc.
                           Formerly Executive Vice President
                           and Chief Financial Officer of
                           Trenwick Group Ltd.;
                           formerly a partner with
                           PricewaterhouseCoopers


David W. Searfoss          Executive Vice President
                           Executive Vice President,
                           The Phoenix Companies, Inc.
                           Various positions with
                           Phoenix Life Insurance Company and
                           its various subsidiaries

Simon Y. Tan               Executive Vice President
                           Executive Vice President,
                           The Phoenix Companies, Inc.
                           Various positions with
                           Phoenix Life Insurance Company and
                           its various subsidiaries

NAME                       PRINCIPAL OCCUPATION
----                       --------------------
EXECUTIVE OFFICERS
------------------


Dona D. Young              President and Chief Operating
                           Officer
                           President and Chief Operating
                           Officer,
                           The Phoenix Companies, Inc.
                           Various positions with
                           Phoenix Life Insurance Company and
                           its various subsidiaries


The above listing reflects positions held during the last 5 years.

SAFEKEEPING OF THE ACCOUNT'S ASSETS
--------------------------------------------------------------------------------

We hold the assets of the Account separate and apart from our General Account. We maintains records of all purchases and redemptions of shares of the funds.


SALES OF POLICIES
--------------------------------------------------------------------------------
Policies may be purchased from registered representatives of WS Griffith Securities, Inc. (formerly known as W.S. Griffith & Co., Inc.) ("WSG"), a New York corporation incorporated on August 7, 1970, licensed to sell Phoenix insurance policies as well as policies, annuity contracts and funds of companies affiliated with Phoenix. WSG is an indirect, wholly-owned subsidiary of The Phoenix Companies, Inc., and is an affiliate of Phoenix. WSG is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934 ("1934 Act") and is a member of the National Association of Securities Dealers, Inc. Phoenix Equity Planning Corporation ("PEPCO") serves as national distributor of the policies. PEPCO is located at 56 Prospect Street, Hartford, Connecticut. PEPCO is also an indirect, wholly-owned subsidiary of The Phoenix Companies and is an affiliate of Phoenix.

Policies may also be purchased through other broker-dealers or entities registered under or exempt under the Securities Exchange Act of 1934, whose representatives are authorized by applicable law to sell contracts under terms of agreement provided by PEPCO.

Sales commissions will be paid to registered representatives on purchase payments received by Phoenix under these policies. Phoenix may pay a maximum total sales commission of 50% of premiums to PEPCO. To the extent that the sales charge under the policies is less than the sales commissions paid with respect to the policies, Phoenix may pay the shortfall from its General Account assets, which will include any profits it may derive under the policies.

State Regulation
--------------------------------------------------------------------------------
Phoenix is subject to the provisions of the New York insurance law applicable to life insurance companies and to regulation and supervision by the New York Superintendent of Insurance. Phoenix also is subject to the applicable insurance laws of all the other states and jurisdictions in which it does an insurance business.

State regulation of Phoenix includes certain limitations on the investments that it may make, including investments for the Account and the Guaranteed Interest Account. It does not include, however, any supervision over the investment policies of the Account.

REPORTS
--------------------------------------------------------------------------------
All policyowners will be furnished with those reports required by the 1940 Act and related regulations or by any other applicable law or regulation.

LEGAL PROCEEDINGS
--------------------------------------------------------------------------------
The Account is not engaged in any litigation. Phoenix is not involved in any litigation that would have a material adverse effect on the ability of Phoenix to meet its obligations under the policies.

LEGAL MATTERS
--------------------------------------------------------------------------------

Richard J. Wirth, Counsel, and Brian A. Giantonio, Counsel of Phoenix, have passed upon the organization of Phoenix, its authority to issue variable life insurance Policies and the validity of the policy, and upon legal matters relating to the federal securities and income tax laws for Phoenix.


REGISTRATION STATEMENT
--------------------------------------------------------------------------------
A Registration Statement has been filed with the SEC, under the Securities Act of 1933 ("1933 Act") with respect to the securities offered. This prospectus is a summary of the contents of the policy and other legal documents and does not contain all the information set forth in the Registration Statement and its exhibits. We refer you to the registration statement and its exhibits for further information concerning the Account, Phoenix and the policy.

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

The financial statements of Phoenix Life Variable Universal Life Account (Phoenix Estate Strategies(SM)) as of December 31, 2001, and the results of its operations and its changes in net assets for the periods indicated and the consolidated financial statements of Phoenix Life Insurance Company as of December 31, 2001 and 2000 and for each of the three years in the period ended December 31, 2001 appear in the pages that follow. The consolidated financial statements of Phoenix Life Insurance Company included herein should be considered only as a bearing upon the ability of Phoenix Life Insurance Company to meet its obligations under the policies. You should not consider them as bearing on the investment performance of the assets held in the Account or on the Guaranteed Interest Account that we credit during a guarantee period.

-------------------------------------------------------------------------------

                                  ANNUAL REPORT
-------------------------------------------------------------------------------

      Phoenix   Developed Exclusively for NFP Securities, Inc.
      Estate
        Strategies(SM)

        Phoenix Life Variable Universal Life Account
        December 31, 2001

        [LOGO] PHOENIX WEALTH MANAGEMENT(R)

                      STATEMENTS OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2001

                                                                                                PHOENIX-
                                                             PHOENIX-         PHOENIX-       GOODWIN MULTI-
                                             PHOENIX-        ENGEMANN       GOODWIN MONEY     SECTOR FIXED  PHOENIX-HOLLISTER
                                         DEUTSCHE DOW 30   CAPITAL GROWTH      MARKET           INCOME         VALUE EQUITY
                                           SUBACCOUNT       SUBACCOUNT       SUBACCOUNT       SUBACCOUNT        SUBACCOUNT
                                         ---------------  ---------------  ---------------  ---------------  ---------------
ASSETS
   Investments at cost                   $        15,885  $        17,433  $        18,075  $        18,221  $        30,178
                                         ===============  ===============  ===============  ===============  ===============
   Investments at market                 $        15,239  $        15,816  $        18,075  $        17,847  $        28,122
                                         ---------------  ---------------  ---------------  ---------------  ---------------
      Total assets                                15,239           15,816           18,075           17,847           28,122
LIABILITIES
   Accrued expenses to related party                   6                5               14                6               10
                                         ---------------  ---------------  ---------------  ---------------  ---------------
NET ASSETS                               $        15,233  $        15,811  $        18,061  $        17,841  $        28,112
                                         ===============  ===============  ===============  ===============  ===============
Accumulation units outstanding                    16,116           18,093           17,837           17,374           31,017
                                         ===============  ===============  ===============  ===============  ===============
Unit value                               $      0.945214  $      0.873856  $      1.012558  $      1.026878  $      0.906328
                                         ===============  ===============  ===============  ===============  ===============

                                                              PHOENIX-
                                             PHOENIX-         OAKHURST     PHOENIX-SANFORD                    ALGER AMERICAN
                                         OAKHURST GROWTH     STRATEGIC      BERNSTEIN MID-   PHOENIX-SENECA  LEVERAGED ALLCAP
                                            AND INCOME       ALLOCATION       CAP VALUE      MID-CAP GROWTH     PORTFOLIO
                                            SUBACCOUNT       SUBACCOUNT       SUBACCOUNT       SUBACCOUNT       SUBACCOUNT
                                         ---------------  ---------------  ---------------  ---------------  ---------------
ASSETS
   Investments at cost                   $        15,775  $        30,419  $         8,824  $        17,433  $        17,434
                                         ===============  ===============  ===============  ===============  ===============
   Investments at market                 $        15,379  $        30,061  $         9,315  $        15,532  $        16,909
                                         ---------------  ---------------  ---------------  ---------------  ---------------
       Total assets                               15,379           30,061            9,315           15,532           16,909
LIABILITIES
   Accrued expenses to related party                   5               10                3                5                6
                                         ---------------  ---------------  ---------------  ---------------  ---------------
NET ASSETS                               $        15,374  $        30,051  $         9,312  $        15,527  $        16,903
                                         ===============  ===============  ===============  ===============  ===============
Accumulation units outstanding                    16,100           29,774            8,277           18,331           17,965
                                         ===============  ===============  ===============  ===============  ===============
Unit value                               $      0.954846  $      1.009288  $      1.125075  $      0.847074  $      0.940890
                                         ===============  ===============  ===============  ===============  ===============

                                          FEDERATED HIGH                      TEMPLETON        TEMPLETON          WANGER
                                            INCOME BOND      VIP GROWTH        GROWTH        INTERNATIONAL    INTERNATIONAL
                                             FUND II         PORTFOLIO       SECURITIES        SECURITIES       SMALL CAP
                                            SUBACCOUNT       SUBACCOUNT      SUBACCOUNT        SUBACCOUNT       SUBACCOUNT
                                         ---------------  ---------------  ---------------  ---------------  ---------------
ASSETS
   Investments at cost                   $         6,288  $        17,433  $         8,717  $         8,716  $         8,716
                                         ===============  ===============  ===============  ===============  ===============
   Investments at market                 $         6,160  $        16,525  $         8,773  $         8,306  $         8,180
                                         ---------------  ---------------  ---------------  ---------------  ---------------
       Total assets                                6,160           16,525            8,773            8,306            8,180
LIABILITIES
   Accrued expenses to related party                   2                6                3                3                2
                                         ---------------  ---------------  ---------------  ---------------  ---------------
NET ASSETS                               $         6,158  $        16,519  $         8,770  $         8,303  $         8,178
                                         ===============  ===============  ===============  ===============  ===============
Accumulation units outstanding                     6,204           17,856            8,860            9,037            9,579
                                         ===============  ===============  ===============  ===============  ===============
Unit value                               $      0.992707  $      0.925169  $      0.989754  $      0.918800  $      0.853711
                                         ===============  ===============  ===============  ===============  ===============

                                            WANGER U.S.
                                            SMALL CAP
                                            SUBACCOUNT
                                         ---------------
ASSETS
   Investments at cost                   $        17,433
                                         ===============
   Investments at market                 $        16,828
                                         ---------------
       Total assets                               16,828
                                         ---------------
LIABILITIES
   Accrued expenses to related party                   5
                                         ---------------
NET ASSETS                               $        16,823
                                         ===============
Accumulation units outstanding                    16,579
                                         ===============
Unit value                               $      1.014723
                                         ===============

                       See Notes to Financial Statements

                            STATEMENTS OF OPERATIONS
                     FOR THE PERIOD ENDED DECEMBER 31, 2001

                                                                                                    PHOENIX-
                                                  PHOENIX-        PHOENIX-         PHOENIX-       GOODWIN MULTI-
                                                  DEUTSCHE        ENGEMANN       GOODWIN MONEY     SECTOR FIXED  PHOENIX-HOLLISTER
                                                   DOW 30      CAPITAL GROWTH       MARKET            INCOME        VALUE EQUITY
                                                SUBACCOUNT(3)   SUBACCOUNT(2)    SUBACCOUNT(1)     SUBACCOUNT(2)   SUBACCOUNT(2)
                                              ---------------  ---------------  ---------------  ---------------  ---------------
Investment income
        Distributions                         $          132   $          -     $        1,105   $          787   $          167
Expenses
        Mortality, expense risk
          and administrative charges                      20               26              152               30               44
                                              ---------------  ---------------  ---------------  ---------------  ---------------
Net investment income (loss)                             112              (26)             953              757              123
                                              ---------------  ---------------  ---------------  ---------------  ---------------
Net realized gain (loss) from share
  transactions                                           (17)             (11)             -                  1              (21)
Net realized gain distribution from Fund                  31              -                -                -                -
Net unrealized appreciation (depreciation)
  on investment                                         (646)          (1,617)             -               (374)          (2,056)
                                              ---------------  ---------------  ---------------  ---------------  ---------------
Net gain (loss) on investments                          (632)          (1,628)             -               (373)          (2,077)
Net increase (decrease) in net assets
  resulting from operations                   $         (520)  $       (1,654)  $          953   $          384   $       (1,954)
                                              ===============  ===============  ===============  ===============  ===============

                                                                   PHOENIX-
                                                  PHOENIX-         OAKHURST     PHOENIX-SANFORD                    ALGER AMERICAN
                                              OAKHURST GROWTH     STRATEGIC      BERNSTEIN MID-   PHOENIX-SENECA  LEVERAGED ALLCAP
                                                 AND INCOME       ALLOCATION       CAP VALUE      MID-CAP GROWTH      PORTFOLIO
                                               SUBACCOUNT(3)     SUBACCOUNT(2)   SUBACCOUNT(2)     SUBACCOUNT(2)     SUBACCOUNT
                                              ---------------  ---------------  ---------------  ---------------  ---------------
Investment income
        Distributions                         $           54   $          395   $           68   $          -     $          -
Expenses
        Mortality, expense risk
          and administrative charges                      21               46               15               25               27
                                              ---------------  ---------------  ---------------  ---------------  ---------------
Net investment income (loss)                              33              349               53              (25)             (27)
                                              ---------------  ---------------  ---------------  ---------------  ---------------
Net realized gain (loss) from share
  transactions                                           (13)               6              -                (12)              (7)
Net realized gain distribution from Fund                 -                -                 39              -                -
Net unrealized appreciation (depreciation)
  on investment                                         (396)            (358)             491           (1,901)            (525)
                                              ---------------  ---------------  ---------------  ---------------  ---------------
Net gain (loss) on investments                          (409)            (352)             530           (1,913)            (532)
Net increase (decrease) in net assets
  resulting from operations                   $         (376)  $           (3)  $          583   $       (1,938)  $         (559)
                                              ===============  ===============  ===============  ===============  ===============

                                              FEDERATED HIGH                       TEMPLETON       TEMPLETON           WANGER
                                               INCOME BOND       VIP GROWTH         GROWTH        INTERNATIONAL    INTERNATIONAL
                                                 FUND II          PORTFOLIO       SECURITIES       SECURITIES        SMALL CAP
                                               SUBACCOUNT(3)    SUBACCOUNT(2)    SUBACCOUNT(2)    SUBACCOUNT(2)    SUBACCOUNT(2)
                                              ---------------  ---------------  ---------------  ---------------  ---------------
Investment income
        Distributions                         $          -     $          -     $          -     $          -     $          -
Expenses
        Mortality, expense risk
          and administrative charges                       9               28               14               15               14
                                              ---------------  ---------------  ---------------  ---------------  ---------------
Net investment income (loss)                              (9)             (28)             (14)             (15)             (14)
                                              ---------------  ---------------  ---------------  ---------------  ---------------
Net realized gain (loss) from share
  transactions                                            (3)              (8)              (1)              (3)              (3)
Net realized gain distribution from Fund                 -                -                -                -                -
Net unrealized appreciation (depreciation)
  on investment                                         (128)            (908)              56             (410)            (536)
                                              ---------------  ---------------  ---------------  ---------------  ---------------
Net gain (loss) on investments                          (131)            (916)              55             (413)            (539)
Net increase (decrease) in net assets
  resulting from operations                   $         (140)  $         (944)  $           41   $         (428)  $         (553)
                                              ===============  ===============  ===============  ===============  ===============

                                                WANGER U.S.
                                                 SMALL CAP
                                               SUBACCOUNT(2)
                                              ---------------
Investment income
        Distributions                         $            -
Expenses
        Mortality, expense risk
          and administrative charges                      27
                                              ---------------
Net investment income (loss)                             (27)
                                              ---------------
Net realized gain (loss) from share
  transactions                                            (8)
Net realized gain distribution from Fund                   -
Net unrealized appreciation (depreciation)
  on investment                                         (605)
                                              ---------------
Net gain (loss) on investments                          (613)
Net increase (decrease) in net assets
  resulting from operations                   $         (640)
                                              ===============

Footnotes for Statements of Operations
For the period ending December 31, 2001

(1)   From inception June 29, 2001 to December 31, 2001
(2)   From inception July 31, 2001 to December 31, 2001
(3)   From inception August 28, 2001 to December 31, 2001

                       See Notes to Financial Statements

                      STATEMENTS OF CHANGES IN NET ASSETS
                     FOR THE PERIOD ENDED DECEMBER 31, 2001

                                                                                                      PHOENIX-
                                                   PHOENIX-        PHOENIX-         PHOENIX-       GOODWIN MULTI-
                                                   DEUTSCHE        ENGEMANN       GOODWIN MONEY     SECTOR FIXED  PHOENIX-HOLLISTER
                                                    DOW 30      CAPITAL GROWTH       MARKET            INCOME        VALUE EQUITY
                                                 SUBACCOUNT(3)   SUBACCOUNT(2)    SUBACCOUNT(1)     SUBACCOUNT(2)   SUBACCOUNT(2)
                                               ---------------  ---------------  ---------------  ---------------  ---------------
FROM OPERATIONS
        Net investment income (loss)           $          112   $          (26)  $          953   $          757   $          123
        Net realized gain (loss)                           14              (11)             -                  1              (21)
        Net unrealized appreciation
         (depreciation)                                  (646)          (1,617)             -               (374)          (2,056)
                                               ---------------  ---------------  ---------------  ---------------  ---------------
        Net increase (decrease) resulting
          from operations                                (520)          (1,654)             953              384           (1,954)
                                               ---------------  ---------------  ---------------  ---------------  ---------------
FROM ACCUMULATION UNIT TRANSACTIONS
        Participant deposits                                -                -          258,016                -                -
        Participant transfers                          15,916           17,524         (238,905)          17,525           30,257
        Participant withdrawals                          (163)             (59)          (2,003)             (68)            (191)
                                               ---------------  ---------------  ---------------  ---------------  ---------------
        Net increase (decrease) in net
          assets resulting from
          participant transactions                     15,753           17,465           17,108           17,457           30,066
                                               ---------------  ---------------  ---------------  ---------------  ---------------
        Net increase (decrease) in net
          assets                                       15,233           15,811           18,061           17,841           28,112
NET ASSETS
        Beginning of period                               -                -                -                -                -
                                               ---------------  ---------------  ---------------  ---------------  ---------------
        End of period                          $       15,233   $       15,811   $       18,061   $       17,841   $       28,112
                                               ===============  ===============  ===============  ===============  ===============

                                                                    PHOENIX-
                                                   PHOENIX-         OAKHURST     PHOENIX-SANFORD                    ALGER AMERICAN
                                               OAKHURST GROWTH     STRATEGIC      BERNSTEIN MID-   PHOENIX-SENECA  LEVERAGED ALLCAP
                                                  AND INCOME       ALLOCATION       CAP VALUE      MID-CAP GROWTH     PORTFOLIO
                                                SUBACCOUNT(3)     SUBACCOUNT(2)   SUBACCOUNT(2)    SUBACCOUNT(2)    SUBACCOUNT(2)
                                               ---------------  ---------------  ---------------  ---------------  ---------------
FROM OPERATIONS
        Net investment income (loss)           $           33   $          349   $           53   $          (25)  $          (27)
        Net realized gain (loss)                          (13)               6               39              (12)              (7)
        Net unrealized appreciation
          (depreciation)                                 (396)            (358)             491           (1,901)            (525)
                                               ---------------  ---------------  ---------------  ---------------  ---------------
        Net increase (decrease) resulting
          from operations                                (376)              (3)             583           (1,938)            (559)
                                               ---------------  ---------------  ---------------  ---------------  ---------------
FROM ACCUMULATION UNIT TRANSACTIONS
        Participant deposits                              -                -                -                -                -
        Participant transfers                          15,916           30,257            8,762           17,524           17,524
        Participant withdrawals                          (166)            (203)             (33)             (59)             (62)
                                               ---------------  ---------------  ---------------  ---------------  ---------------
        Net increase (decrease) in net
          assets resulting from
          participant transactions                     15,750           30,054            8,729           17,465           17,462
                                               ---------------  ---------------  ---------------  ---------------  ---------------
        Net increase (decrease) in net
          assets                                       15,374           30,051            9,312           15,527           16,903
NET ASSETS
        Beginning of period                                 -              -                -                -                -
                                               ---------------  ---------------  ---------------  ---------------  ---------------
        End of period                          $       15,374   $       30,051   $        9,312   $       15,527   $       16,903
                                               ===============  ===============  ===============  ===============  ===============

                                               FEDERATED HIGH                      TEMPLETON         TEMPLETON         WANGER
                                                INCOME BOND       VIP GROWTH         GROWTH        INTERNATIONAL    INTERNATIONAL
                                                  FUND II          PORTFOLIO       SECURITIES       SECURITIES        SMALL CAP
                                                SUBACCOUNT(3)    SUBACCOUNT(2)    SUBACCOUNT(2)    SUBACCOUNT(2)    SUBACCOUNT(2)
                                               ---------------  ---------------  ---------------  ---------------  ---------------
FROM OPERATIONS
        Net investment income (loss)           $           (9)  $          (28)  $          (14)  $          (15)  $          (14)
        Net realized gain (loss)                           (3)              (8)              (1)              (3)              (3)
        Net unrealized appreciation
          (depreciation)                                 (128)            (908)              56             (410)            (536)
                                               ---------------  ---------------  ---------------  ---------------  ---------------
        Net increase (decrease) resulting
          from operations                                (140)            (944)              41             (428)            (553)
                                               ---------------  ---------------  ---------------  ---------------  ---------------
FROM ACCUMULATION UNIT TRANSACTIONS
        Participant deposits                              -                -                -                -                -
        Participant transfers                           6,367           17,524            8,762            8,762            8,762
        Participant withdrawals                           (69)             (61)             (33)             (31)             (31)
                                               ---------------  ---------------  ---------------  ---------------  ---------------
        Net increase (decrease) in net
          assets resulting from
          participant transactions                      6,298           17,463            8,729            8,731            8,731
                                               ---------------  ---------------  ---------------  ---------------  ---------------
        Net increase (decrease) in net assets           6,158           16,519            8,770            8,303            8,178
NET ASSETS
        Beginning of period                               -                -                -                -                -
                                               ---------------  ---------------  ---------------  ---------------  ---------------
        End of period                          $        6,158   $       16,519   $        8,770   $        8,303   $        8,178
                                               ===============  ===============  ===============  ===============  ===============

                                                 WANGER U.S.
                                                  SMALL CAP
                                                SUBACCOUNT(2)
                                               ---------------
FROM OPERATIONS
        Net investment income (loss)           $          (27)
        Net realized gain (loss)                           (8)
        Net unrealized appreciation
          (depreciation)                                 (605)
                                               ---------------
        Net increase (decrease) resulting
          from operations                                (640)
                                               ---------------
FROM ACCUMULATION UNIT TRANSACTIONS
        Participant deposits                              -
        Participant transfers                          17,524
        Participant withdrawals                           (61)
                                               ---------------
        Net increase (decrease) in net
          assets resulting from
          participant transactions                     17,463
                                               ---------------
        Net increase (decrease) in net assets          16,823
NET ASSETS
        Beginning of period                               -
                                               ---------------
        End of period                          $       16,823
                                               ===============

Footnotes for Statements of Changes in Net Assets
For the period ending December 31, 2001

(1)     From inception June 29, 2001 to December 31, 2001
(2)     From inception July 31, 2001 to December 31, 2001
(3)     From inception August 28, 2001 to December 31, 2001

                       See Notes to Financial Statements

                         PHOENIX ESTATE STRATEGIES(SM)
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                         NOTES TO FINANCIAL STATEMENTS

NOTE 1--ORGANIZATION

     Phoenix Life Variable Universal Life Account (Phoenix Estate Strategies(SM)) (the "Account"), formerly Phoenix Home Life Variable Universal Life Account, is a separate investment account of Phoenix Life Insurance Company ("Phoenix") (See Note 10), formerly Phoenix Home Life Mutual Insurance Company. Phoenix Life is a wholly-owned subsidiary of The Phoenix Companies, Inc. The Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and was established June 17, 1985. The Account currently consists of 50 subaccounts, that invest in shares of a specific series of a mutual fund. The mutual funds include The Phoenix Edge Series Fund, AIM Variable Insurance Funds, The Alger American Fund, Deutsche Asset Management VIT Funds, Federated Insurance Series, Fidelity(R) Variable Insurance Products, Franklin Templeton Variable Insurance Products Trust -- Class 2, The Universal Institutional Funds, Inc. and Wanger Advisors Trust (the "Funds"). As of December 31, 2001, all subaccounts were available for investment.

     Each series has distinct investment objectives as outlined below. Additionally, contract owners also may direct the allocation of their investments between the Account and the Guaranteed Interest Account of the general account of Phoenix.

-------------------------------------------------------------------------------------------------------------
SERIES NAME                                                   INVESTMENT OBJECTIVE
-----------                                                   --------------------
-------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen International Series                High total return consistent with reasonable risk.
-------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen New Asia Series                     Long-term capital appreciation.
-------------------------------------------------------------------------------------------------------------
Phoenix-AIM Mid-Cap Equity Series                    Long-term growth of capital.
-------------------------------------------------------------------------------------------------------------
Phoenix-Alliance/Bernstein Growth + Value Series     Long-term capital growth.
-------------------------------------------------------------------------------------------------------------
Phoenix-Deutsche Dow 30 Series (formerly,            Track the total return of the Dow Jones Industrial
Phoenix-Bankers Trust Dow 30 Series)                 Average(SM) before fund expenses.
-------------------------------------------------------------------------------------------------------------
Phoenix-Deutsche Nasdaq-100 Index(R)                 Track the total return of the Nasdaq-100 Index(R)
Series (formerly, Phoenix-Bankers Trust              before fund expenses.
Nasdaq-100(R) Series)
-------------------------------------------------------------------------------------------------------------
Phoenix-Duff & Phelps Real Estate                    Capital appreciation and income with approximately
Securities Series                                    equal emphasis.
-------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Capital Growth                      Intermediate and long-term growth of capital, with
Series (see Note 11)                                 income as a secondary consideration.
-------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Nifty Fifty                         Long-term capital appreciation.
Series (see Note 11)
-------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Small & Mid-Cap
Growth Series                                        Long-term growth of capital.
-------------------------------------------------------------------------------------------------------------
Phoenix-Federated U.S. Government                    High total return.
Bond Series (see Note 11)
-------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Money Market Series                  High level of current income consistent with capital
                                                     preservation and liquidity.
-------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Multi-Sector Fixed                   Long-term total return.
Income Series
-------------------------------------------------------------------------------------------------------------
Phoenix-Hollister Value Equity Series                Long-term capital appreciation and a secondary
                                                     investment objective of current income.
-------------------------------------------------------------------------------------------------------------
Phoenix-J.P. Morgan Research Enhanced                High total return.
Index Series
-------------------------------------------------------------------------------------------------------------
Phoenix-Janus Core Equity Series                     Long-term growth of capital.
(formerly, Phoenix-Janus Equity Income
Series) (see Note 11)
-------------------------------------------------------------------------------------------------------------
Phoenix-Janus Flexible Income Series                 Maximum total return consistent with the preservation
                                                     of capital.
-------------------------------------------------------------------------------------------------------------
Phoenix-Janus Growth Series (see Note 11)            Long-term capital growth in a manner consistent with
                                                     the preservation of capital.
-------------------------------------------------------------------------------------------------------------
Phoenix-MFS Investors Growth Stock Series            Long-term growth of capital and future income rather
                                                     than current income.
-------------------------------------------------------------------------------------------------------------
Phoenix-MFS Investors Trust Series                   Long-term growth of capital and secondarily to provide
                                                     reasonable current income.
-------------------------------------------------------------------------------------------------------------
Phoenix-MFS Value Series                             Capital appreciation and reasonable income.
-------------------------------------------------------------------------------------------------------------
Phoenix-Morgan Stanley Focus Equity Series           Capital appreciation.
-------------------------------------------------------------------------------------------------------------
Phoenix-Oakhurst Balanced Series                     Reasonable income, long-term capital growth and
(see Note 11)                                        conservation of capital.
-------------------------------------------------------------------------------------------------------------
Phoenix-Oakhurst Growth and Income Series            Dividend growth, current income and capital.
-------------------------------------------------------------------------------------------------------------
Phoenix-Oakhurst Strategic Allocation                High total return over an extended period of time
Series (see Note 11)                                 consistent with prudent investment risk.
-------------------------------------------------------------------------------------------------------------

                         PHOENIX ESTATE STRATEGIES(SM)
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                         NOTES TO FINANCIAL STATEMENTS

NOTE 1--ORGANIZATION (CONTINUED)

-------------------------------------------------------------------------------------------------------------
SERIES NAME                                                   INVESTMENT OBJECTIVE
-----------                                                   --------------------
-------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Global Value               Long-term capital appreciation.
Series
-------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Mid-Cap Value              Long-term capital appreciation with current income as
Series                                               the secondary investment objective.
-------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Small-Cap Value            Long-term capital appreciation. Current income is
Series                                               a secondary investment objective.
-------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Mid-Cap Growth Series                 Capital appreciation.
-------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Strategic Theme Series                Long-term appreciation of capital.
-------------------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation Fund                   Growth of capital.
-------------------------------------------------------------------------------------------------------------
AIM V.I. Value Fund                                  Long-term growth of capital.
-------------------------------------------------------------------------------------------------------------
Alger American Leveraged AllCap Portfolio            Long-term capital appreciation.
-------------------------------------------------------------------------------------------------------------
Deutsche VIT EAFE(R) Equity Index Fund               Replicate, before expenses, the performance of the
                                                     Morgan Stanley Capital International EAFE(R) Index.
-------------------------------------------------------------------------------------------------------------
Deutsche VIT Equity 500 Index Fund                   Replicate, before expenses, the performance of the
                                                     Standard & Poor's 500 Composite Stock Price Index.
-------------------------------------------------------------------------------------------------------------
Federated Fund for U.S. Government                   Current income.
Securities II (see Note 11)
-------------------------------------------------------------------------------------------------------------
Federated High Income Bond Fund II                   High current income.
-------------------------------------------------------------------------------------------------------------
VIP Contrafund(R) Portfolio                          Long-term capital appreciation.
-------------------------------------------------------------------------------------------------------------
VIP Growth Opportunities Portfolio                   Capital appreciation.
-------------------------------------------------------------------------------------------------------------
VIP Growth Portfolio                                 Capital growth.
-------------------------------------------------------------------------------------------------------------
Mutual Shares Securities Fund                        Capital appreciation with income as a secondary
                                                     objective.
-------------------------------------------------------------------------------------------------------------
Templeton Asset Strategy Fund                        High level of total return.
-------------------------------------------------------------------------------------------------------------
Templeton Developing Markets Securities              Long-term capital appreciation.
Fund
-------------------------------------------------------------------------------------------------------------
Templeton Growth Securities Fund                     Long-term capital growth.
-------------------------------------------------------------------------------------------------------------
Templeton International Securities Fund              Long-term capital growth.
-------------------------------------------------------------------------------------------------------------
Technology Portfolio                                 Long-term capital appreciation.
-------------------------------------------------------------------------------------------------------------
Wanger Foreign Forty                                 Long-term capital growth.
-------------------------------------------------------------------------------------------------------------
Wanger International Small Cap                       Long-term capital growth.
-------------------------------------------------------------------------------------------------------------
Wanger Twenty                                        Long-term capital growth.
-------------------------------------------------------------------------------------------------------------
Wanger U.S. Small Cap                                Long-term capital growth.
-------------------------------------------------------------------------------------------------------------

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES

     A. VALUATION OF INVESTMENTS: Investments are made exclusively in the Funds and are valued at the net asset values per share of the respective series.

     B. INVESTMENT TRANSACTIONS AND RELATED INCOME: Investment transactions are recorded on the trade date. Realized gains and losses include capital gain distributions from the Funds as well as gains and losses on sales of shares in the Funds determined on the LIFO (last in, first out) basis.

                         PHOENIX ESTATE STRATEGIES(SM)
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                         NOTES TO FINANCIAL STATEMENTS

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     C. INCOME TAXES: The Account is not a separate entity from Phoenix and, under current federal income tax law, income arising from the Account is not taxed since reserves are established equivalent to such income. Therefore, no provision for related federal taxes is required.

     D. DISTRIBUTIONS: Distributions from the Funds are recorded on the ex-dividend date.

     E. USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                         PHOENIX ESTATE STRATEGIES(SM)
                 PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                       NOTES TO FINANCIAL STATEMENTS

NOTE 3--PURCHASES AND SALES OF SHARES OF THE FUNDS
     Purchases and sales of shares of the Funds for the period ended December 31, 2001 aggregated the following:

SUBACCOUNT                                                                PURCHASES         SALES
----------                                                                ---------         -----
The Phoenix Edge Series Fund
     Phoenix-Deutsche Dow 30 Series(3)                                  $     16,079      $        177
     Phoenix-Engemann Capital Growth Series(2)                                17,524                80
     Phoenix-Goodwin Money Market Series(1)                                  303,475           285,400
     Phoenix-Goodwin Multi-Sector Fixed Income Series(2)                      18,311                91
     Phoenix-Hollister Value Equity Series(2)                                 30,423               224
     Phoenix-Oakhurst Growth and Income Series(3)                             15,969               181
     Phoenix-Oakhurst Strategic Allocation Series(2)                          30,651               238
     Phoenix-Sanford Bernstein Mid-Cap Value Series(2)                         8,869                44
     Phoenix-Seneca Mid-Cap Growth Series(2)                                  17,524                79

The Alger American Fund
     Alger American Leveraged AllCap Portfolio(2)                             17,524                83

Federated Insurance Series
     Federated High Income Bond Fund II(3)                                     6,366                75

Fidelity(R) Variable Insurance Products
     VIP Growth Portfolio(2)                                                  17,524                83

Franklin Templeton Variable Insurance Products Trust - Class 2
     Templeton Growth Securities Fund(2)                                       8,762                44
     Templeton International Securities Fund(2)                                8,762                43

Wanger Advisors Trust
     Wanger International Small Cap(2)                                         8,762                43
     Wanger U.S. Small Cap(2)                                                 17,524                83

(1) From inception June 29, 2001 to December 31, 2001
(2) From inception July 31, 2001 to December 31, 2001
(3) From inception august 28, 2001 to December 31, 2001

                         PHOENIX ESTATE STRATEGIES(SM)
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                         NOTES TO FINANCIAL STATEMENTS

NOTE 4--FINANCIAL HIGHLIGHTS
     A summary of Financial Highlights of the Account for the period ended December 31, 2001 follows:

                                                                  PERIOD ENDED
                                                                    12/31/01
                                                                  ------------
THE PHOENIX EDGE SERIES:

PHOENIX-DEUTSCHE DOW 30 SERIES(3)
Units                                                                  16,116
Unit Value, end of period                                           $0.945214
Net assets, end of period (thousands)                                     $15
Expenses as a % of average net assets                                   0.40%(4)
Net investment income as a % of average net assets                      2.24%(4)
Total return                                                          (3.20%)

PHOENIX-ENGEMANN CAPITAL GROWTH SERIES(2)
Units                                                                  18,093
Unit Value, end of period                                           $0.873856
Net assets, end of period (thousands)                                     $16
Expenses as a % of average net assets                                   0.40%(4)
Net investment income as a % of average net assets                    (0.40%)(4)
Total return                                                          (9.43%)

PHOENIX-GOODWIN MONEY MARKET SERIES(1)
Units                                                                  17,837
Unit Value, end of period                                           $1.012558
Net assets, end of period (thousands)                                     $18
Expenses as a % of average net assets                                   0.40%(4)
Net investment income as a % of average net assets                      2.63%(4)
Total return                                                            1.16%

PHOENIX-GOODWIN MULTI-SECTOR FIXED INCOME SERIES(2)
Units                                                                  17,374
Unit Value, end of period                                           $1.026878
Net assets, end of period (thousands)                                     $18
Expenses as a % of average net assets                                   0.40%(4)
Net investment income as a % of average net assets                     10.24%(4)
Total return                                                            2.20%

PHOENIX-HOLLISTER VALUE EQUITY SERIES(2)
Units                                                                  31,017
Unit Value, end of period                                           $0.906328
Net assets, end of period (thousands)                                     $28
Expenses as a % of average net assets                                   0.40%(4)
Net investment income as a % of average net assets                      1.14%(4)
Total return                                                          (6.93%)

PHOENIX-OAKHURST GROWTH AND INCOME SERIES(3)
Units                                                                  16,100
Unit Value, end of period                                           $0.954846
Net assets, end of period (thousands)                                     $15
Expenses as a % of average net assets                                   0.40%(4)
Net investment income as a % of average net assets                      0.65%(4)
Total return                                                          (2.31%)

PHOENIX-OAKHURST STRATEGIC ALLOCATION SERIES(2)
Units                                                                  29,774
Unit Value, end of period                                           $1.009288
Net assets, end of period (thousands)                                     $30
Expenses as a % of average net assets                                   0.40%(4)
Net investment income as a % of average net assets                      3.07%(4)
Total return                                                          (0.41%)

                         PHOENIX ESTATE STRATEGIES(SM)
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                         NOTES TO FINANCIAL STATEMENTS

NOTE 4--FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                  PERIOD ENDED
                                                                    12/31/01
                                                                  ------------
PHOENIX-SANFORD BERNSTEIN MID-CAP VALUE SERIES(2)
Units                                                                   8,277
Unit Value, end of period                                           $1.125075
Net assets, end of period (thousands)                                      $9
Expenses as a % of average net assets                                   0.40%(4)
Net investment income as a % of average net assets                      1.47%(4)
Total return                                                            6.68%

PHOENIX-SENECA MID-CAP GROWTH SERIES(2)
Units                                                                  18,331
Unit Value, end of period                                           $0.847074
Net assets, end of period (thousands)                                     $16
Expenses as a % of average net assets                                   0.40%(4)
Net investment income as a % of average net assets                    (0.30%)(4)
Total return                                                         (11.05%)

THE ALGER AMERICAN FUND:
ALGER AMERICAN LEVERAGED ALLCAP PORTFOLIO(2)
Units                                                                  17,965
Unit Value, end of period                                           $0.940890
Net assets, end of period (thousands)                                     $17
Expenses as a % of average net assets                                   0.40%(4)
Net investment income as a % of average net assets                    (0.40%)(4)
Total return                                                          (3.18%)

FEDERATED INSURANCE SERIES:
FEDERATED HIGH INCOME BOND FUND II(3)
Units                                                                   6,204
Unit Value, end of period                                           $0.992707
Net assets, end of period (thousands)                                      $6
Expenses as a % of average net assets                                   0.40%(4)
Net investment income as a % of average net assets                    (0.43%)(4)
Total return                                                          (2.17%)

FIDELITY(R) VARIABLE INSURANCE PRODUCTS:
VIP GROWTH PORTFOLIO(2)
Units                                                                  17,856
Unit Value, end of period                                           $0.925169
Net assets, end of period (thousands)                                     $17
Expenses as a % of average net assets                                   0.40%(4)
Net investment income as a % of average net assets                    (0.42%)(4)
Total return                                                          (5.37%)

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST -- CLASS 2:
TEMPLETON GROWTH SECURITIES FUND(2)
Units                                                                   8,860
Unit Value, end of period                                           $0.989754
Net assets, end of period (thousands)                                      $9
Expenses as a % of average net assets                                   0.40%(4)
Net investment income as a % of average net assets                    (0.39%)(4)
Total return                                                            0.47%

TEMPLETON INTERNATIONAL SECURITIES FUND(2)
Units                                                                   9,037
Unit Value, end of period                                           $0.918800
Net assets, end of period (thousands)                                      $8
Expenses as a % of average net assets                                   0.40%(4)
Net investment income as a % of average net assets                    (0.44%)(4)
Total return                                                          (4.87%)

                         PHOENIX ESTATE STRATEGIES(SM)
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                         NOTES TO FINANCIAL STATEMENTS

NOTE 4--FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                  Period Ended
                                                                    12/31/01
                                                                  ------------
WANGER ADVISORS TRUST:
WANGER INTERNATIONAL SMALL CAP(2)
Units                                                                   9,579
Unit Value, end of period                                           $0.853711
Net assets, end of period (thousands)                                      $8
Expenses as a % of average net assets                                   0.40%(4)
Net investment income as a % of average net assets                    (0.41%)(4)
Total return                                                          (6.31%)

WANGER U.S. SMALL CAP(2)
Units                                                                  16,579
Unit Value, end of period                                           $1.014723
Net assets, end of period (thousands)                                     $17
Expenses as a % of average net assets                                   0.40%(4)
Net investment income as a % of average net assets                    (0.41%)(4)
Total return                                                          (3.61%)

(1) From inception June 29, 2001 to December 31, 2001
(2) From inception July 31, 2001 to December 31, 2001
(3) From inception August 28, 2001 to December 31, 2001
(4) Annualized

                         PHOENIX ESTATE STRATEGIES(SM)
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                         NOTES TO FINANCIAL STATEMENTS

NOTE 5--PARTICIPANT ACCUMULATION UNIT TRANSACTIONS FOR THE PERIOD ENDED DECEMBER 31, 2001 (IN UNITS)

                                                                         SUBACCOUNT
                                             --------------------------------------------------------------------
                                                                                                     PHOENIX-
                                                                  PHOENIX-                           GOODWIN
                                                PHOENIX-          ENGEMANN          PHOENIX-       MULTI-SECTOR
                                             DEUTSCHE DOW 30   CAPITAL GROWTH    GOODWIN MONEY     FIXED INCOME
                                               SERIES(3)         SERIES(2)      MARKET SERIES(1)    SERIES(2)
                                             ---------------  ---------------  -----------------  ---------------
Units outstanding, beginning of period                    -                -                  -                -
Participant deposits                                      -                -            257,573                -
Participant transfers                                16,299           18,162           (237,908)          17,441
Participant withdrawals                                (183)             (69)            (1,828)             (67)
                                             --------------------------------------------------------------------
Units outstanding, end of period                     16,116           18,093             17,837           17,374
                                             ====================================================================


                                             ----------------------------------------------------
                                                                                      PHOENIX-
                                                                     PHOENIX-         OAKHURST
                                             PHOENIX-HOLLISTER    OAKHURST GROWTH     STRATEGIC
                                                VALUE EQUITY        AND INCOME       ALLOCATION
                                                 SERIES(2)           SERIES(3)        SERIES(2)
                                             ------------------  ----------------  --------------
Units outstanding, beginning of period                    -                -                  -
Participant deposits                                      -                -                  -
Participant transfers                                31,234           16,282             29,982
Participant withdrawals                                (217)            (182)              (208)
                                             ---------------------------------------------------
Units outstanding, end of period                     31,017           16,100             29,774
                                             ===================================================

                                             PHOENIX-SANFORD                        ALGER
                                              BERNSTEIN MID-   PHOENIX-SENECA      AMERICAN       FEDERATED HIGH
                                                CAP VALUE      MID-CAP GROWTH   LEVERAGED ALLCAP   INCOME BOND
                                                SERIES(2)         SERIES(2)      PORTFOLIO(2)       FUND II(3)
                                             ---------------  ---------------  -----------------  ---------------
Units outstanding, beginning of period                    -                -                  -                -
Participant deposits                                      -                -                  -                -
Participant transfers                                 8,309           18,401             18,034            6,274
Participant withdrawals                                 (32)             (70)               (69)             (70)
                                             --------------------------------------------------------------------
Units outstanding, end of period                      8,277           18,331             17,965            6,204
                                             ====================================================================

                                                                   TEMPLETON        TEMPLETON
                                                                    GROWTH        INTERNATIONAL
                                                 VIP GROWTH       SECURITIES        SECURITIES
                                                PORTFOLIO(2)        FUND(2)          FUND(2)
                                             ------------------  -------------    --------------
Units outstanding, beginning of period                    -                -                  -
Participant deposits                                      -                -                  -
Participant transfers                                17,925            8,894              9,072
Participant withdrawals                                 (69)             (34)               (35)
                                             ---------------------------------------------------
Units outstanding, end of period                     17,856            8,860              9,037
                                             ===================================================

                                                  WANGER
                                              INTERNATIONAL      WANGER U.S.
                                               SMALL CAP(2)     SMALL CAP(2)
                                             ---------------  ---------------
Units outstanding, beginning of period                    -                -
Participant deposits                                      -                -
Participant transfers                                 9,616           16,643
Participant withdrawals                                 (37)             (64)
                                             -------------------------------
Units outstanding, end of period                      9,579           16,579
                                             ===============================

(1) From inception June 29, 2001 to December 31, 2001
(2) From inception July 31, 2001 to December 31, 2001
(3) From inception August 28, 2001 to December 31, 2001

                         PHOENIX ESTATE STRATEGIES(SM)
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                         NOTES TO FINANCIAL STATEMENTS

NOTE 6--POLICY LOANS

     Policy provisions allow policyowners to borrow up to 90% of the policy value, reduced by an amount equal to the surrender charge with interest of [4% due in policy years 1-10, 3% due in policy years 11-15 and 2.50% due in policy years 16 and thereafter for all states except New York] and [6% due in policy years 1-10, 5% due in policy years 11-15 and 4.50% due in policy years 16 and thereafter in New York], payable on each policy anniversary. At the time the loan is granted, an amount equivalent to the amount of the loan is transferred from the Account and the non-loaned portion of the Guaranteed Interest Account to the loaned portion of the Guaranteed Interest Account, a part of Phoenix's general account as collateral for the outstanding loan. Transfers from the Account, are included as participant withdrawals in the accompanying financial statements. Amounts in the loaned portion of the Guaranteed Interest Account are credited with interest at 2% for all states except New York and 4% for New York. Loan repayments result in a transfer of collateral back to the Account and the non-loaned portion of the Guaranteed Interest Account.

NOTE 7--INVESTMENT ADVISORY FEES AND RELATED PARTY TRANSACTIONS

     Phoenix and its affiliate, Phoenix Equity Planning Corporation ("PEPCO"), a registered broker/dealer in securities, provide all services to the Account.

     The cost of insurance is charged to each policy on a monthly basis by a withdrawal of participant units prorated among the elected subaccounts. The amount charged to each policy depends on a number of variables including sex, age, and risk class as well as the death benefit and cash value of the policy. Such costs aggregated $1,632 for the year ended December 31, 2001.

     Upon partial surrender of a policy, a surrender fee of the lesser of $25 or 2% of the partial surrender amount paid and a fraction of the balance of any sales charges and premium taxes, and a pro-rata portion of the surrender charge that would apply to a full surrender is deducted from the policy value and paid to Phoenix.

     PEPCO is the principal underwriter and distributor for the Account. PEPCO is reimbursed for its distribution and underwriting expenses by Phoenix.

     Sales charges, ranging from 0% to 30% of contract premiums depending on the inception of the contract period, to compensate Phoenix for distribution expenses incurred and a charge for federal and premium taxes equal to 3.75% of premiums paid, are paid to Phoenix by a withdrawal of participant units. In the event of a surrender before ten years, any unpaid balance of the sales charges and premium taxes is deducted and paid to Phoenix. Surrender fees deducted and paid to Phoenix aggregated $1,300 for the year ended December 31, 2001.

     Phoenix assumes the mortality risk that insureds may live for a shorter time than projected because of inaccuracies in the projecting process and, accordingly, that an aggregate amount of death benefits greater than projected will be payable. The expense risk assumed is that expenses incurred in issuing the policies may exceed the limits on administrative charges set in the policies. In return for the assumption of these mortality and expense risks, Phoenix charges the Account an annual rate of 0.40% of the average daily net assets of the Account for mortality and expense risks assumed.

NOTE 8--DISTRIBUTION OF NET INCOME

     The Account does not expect to declare dividends to participants from accumulated net income. The accumulated net income is distributed to participants as part of withdrawals of amounts in the form of surrenders, death benefits, transfers or annuity payments in excess of net purchase payments.

NOTE 9--DIVERSIFICATION REQUIREMENTS

     Under the provisions of Section 817(h) of the Internal Revenue Code of 1986 (the "Code"), as amended, a variable contract, other than a contract issued in connection with certain types of employee benefit plans, will not be treated as a variable contract for federal tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. Each subaccount is required to satisfy the requirements of Section 817(h). The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either the statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of the Treasury.

     The Secretary of the Treasury has issued regulations under Section 817(h) of the Code. Phoenix intends that each of the subaccounts shall comply with the diversification requirements and, in the event of any failure to comply, will take immediate corrective action to assure compliance.

NOTE 10-REORGANIZATION AND INITIAL PUBLIC OFFERING

     On December 18, 2000, the board of directors of Phoenix Home Life Mutual Insurance Company unanimously adopted a plan of reorganization, which was amended and restated on January 26, 2001. On June 25, 2001, the effective date of the demutualization, Phoenix Home Life Mutual Insurance Company converted from a mutual life insurance company to a stock life insurance company, became a wholly owned subsidiary of The Phoenix Companies, Inc. ("PNX") and changed its name to Phoenix Life Insurance Company. At the same time, Phoenix Investment Partners, Ltd. ("PXP") became an indirect wholly owned subsidiary of PNX.

                         PHOENIX ESTATE STRATEGIES(SM)
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                         NOTES TO FINANCIAL STATEMENTS

NOTE 11--PROPOSED FUND CHANGES

     On November 13, 2001, The Board of Trustees of The Phoenix Edge Series Fund approved a Plan of Reorganization to merge three Series of The Phoenix Edge Series into other existing series. Each Merging Series will be merged into a corresponding Surviving Series as follows:

Merging Series                              Surviving Series
--------------                              ----------------
Phoenix-Engemann Nifty Fifty Series         Phoenix-Engemann Capital Growth
                                               Series
Phoenix-Janus Core Equity Series            Phoenix-Janus Growth Series
Phoenix-Oakhurst Balanced Series            Phoenix-Oakhurst Strategic
                                               Allocation Series

     If the shareholders approve the Plan of Reorganization each Merging Series will transfer all or substantially all of its assets and its liabilities to the corresponding Surviving Series. In exchange, shareholders of the Merging Series will receive a proportional number of shares in the Surviving Series. The shareholders of each Merging Series must approve the Plan of Reorganization before any transaction can take place. The next meeting of The Phoenix Edge Series Fund's shareholders will be held in the Spring of 2002, at which time, these matters will be submitted for a shareholder vote.

     The Board of Trustees of the fund voted at their August 28, 2001 meeting that shares of the Phoenix-Federated U.S. Government Bond Series will no longer be available for sale except to contract/policy owners who already had account value allocated to the subaccounts investing in the series as of February 16, 2001.

     On September 18, 2001, Phoenix Life Variable Accumulation Account, Phoenix Life Variable Universal Life Account, PHL Variable Accumulation Account, PHLVIC Variable Universal Life Account and Phoenix Life And Annuity Variable Universal Life Account asked the Securities and Exchange Commission ("SEC") to approve a proposal to substitute shares of Federated Fund for U.S. Government Securities II for shares of Phoenix-Federated U.S. Government Bond Series. Subject to SEC approval, the substitution is expected to be completed in 2002. It will affect contract/policy owners who have amounts invested in the Phoenix-Federated U.S. Government Bond Series at that time. Affected Contract owners will be notified when the substitution is complete.

NOTE 12--MANAGER OF MANAGERS

     The Adviser of Phoenix-AIM Mid-Cap Equity Series, Phoenix-Alliance/Bernstein Growth + Value Series, Phoenix-Deutsche Dow 30 Series, Phoenix-Deutsche Nasdaq-100 Index(R) Series, Phoenix-Federated U.S. Government Bond Series, Phoenix-J.P. Morgan Research Enhanced Index Series, Phoenix-Janus Core Equity Series, Phoenix-Janus Flexible Income Series, Phoenix-Janus Growth Series, Phoenix- MFS Investors Growth Stock Series, Phoenix-MFS Investors Trust Series, Phoenix-MFS Value Series, Phoenix-Morgan Stanley Focus Equity Series, Phoenix-Sanford Bernstein Global Value Series, Phoenix-Sanford Bernstein Mid-Cap Value Series, Phoenix-Sanford Bernstein Small Cap Value Series ("PVA Funds") is Phoenix Variable Advisers, Inc. ("PVA"). The PVA Funds and PVA have filed an application for an order of the SEC granting exemptions from certain provisions of the Investment Company Act of 1940, as amended, to permit the PVA Funds to be managed under a "manager of managers" structure. If the SEC grants the requested exemptive order, PVA will, subject to supervision and approval of the PVA Funds' Board of Trustees, be permitted to enter into and materially amend subadvisory agreements without such agreements being approved by the shareholders of the applicable series of the PVA Funds. The order would, therefore, permit the PVA Funds and PVA to hire, terminate, or replace subadvisors without shareholder approval, including, without limitation, the placement or reinstatement of any subadvisor with respect to which a subadvisory agreement has automatically terminated as a result of an assignment. The PVA Funds and PVA believe that without such exemption, PVA may be impeded in the prompt and efficient employment of a subadvisor best suited to the needs of a particular series, and a series may be subjected to additional expenses of proxy solicitations and shareholder meetings when subadvisors are employed or replaced. PVA will continue to have the ultimate responsibility to oversee the subadvisors and recommend their hiring, termination, and replacement. There is no guarantee the PVA Funds will obtain this order from the SEC.

                      REPORT OF INDEPENDENT ACCOUNTANTS

[LOGO OF PRICEWATERHOUSECOOPERS]

To the Board of Directors of Phoenix Life Insurance Company and
Participants of Phoenix Life Variable Universal Life Account (Phoenix Estate Strategies(SM)):

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the Subaccounts constituting the Phoenix Life Variable Universal Life Account (Phoenix Estate Strategies(SM) at December 31, 2001, and the results of each of their operations and the changes in each of their net assets for each of the periods indicated, in conformity with accounting principles generally accepted in the United
States of America. These financial statements are the responsibility of Phoenix Life Insurance Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2001 by correspondence with the mutual funds, provide a reasonable basis for our opinion.

/s/ PRICEWATERHOUSECOOPERS LLP

Hartford, Connecticut
March 22, 2002

PHOENIX LIFE
VARIABLE UNIVERSAL LIFE ACCOUNT
Phoenix Life Insurance Company
One American Row
Hartford, Connecticut 06115

UNDERWRITER
Phoenix Equity Planning Corporation
56 Prospect Street
Hartford, Connecticut 06115-0480

CUSTODIANS
JP Morgan Chase Bank
1 Chase Manhattan Plaza
Floor 3B
New York, New York 10081

Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109

State Street Bank and Trust
P.O. Box 351
Boston, Massachusetts 02101

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
100 Pearl Street
Hartford, Connecticut 06103

---------------------------------

     PHOENIX LIFE INSURANCE COMPANY
     (A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
     CONSOLIDATED FINANCIAL STATEMENTS
     DECEMBER 31, 2001 AND 2000

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
TABLE OF CONTENTS
--------------------------------------------------------------------------------

                                                                           PAGE

Report of Independent Accountants ..........................................F-3

Consolidated Balance Sheets ................................................F-4

Consolidated Statements of Income ..........................................F-5

Consolidated Statements of Cash Flows.................................F-6 - F-7

Consolidated Statements of Changes in Stockholder's Equity
    and Comprehensive Income ...............................................F-8

Notes to Consolidated Financial Statements ..........................F-9 - F-45

PRICEWATERHOUSECOOPERS [Logo]


--------------------------------------------------------------------------------
                                                  PRICEWATERHOUSECOOPERS LLP
                                                  100 Pearl Street
                                                  Hartford CT 06103-4508
                                                  Telephone  (860) 241 7000
                                                  Facsimile  (860) 241 7590





                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Stockholder of Phoenix Life Insurance Company

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of income, cash flows, and changes in stockholder's equity and comprehensive income present fairly, in all material respects, the financial position of Phoenix Life Insurance Company (formerly Phoenix Home Life Mutual Insurance Company) and its subsidiaries at December 31, 2001 and 2000, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2001 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in the accompanying notes to consolidated financial statements, the Company changed its method of accounting for venture capital partnerships (Note
5), securitized financial instruments (Note 3), and derivative financial instruments (Note 3) in 2001.




[GRAPHIC OMITTED]


February 5, 2002

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
CONSOLIDATED BALANCE SHEETS
--------------------------------------------------------------------------------

                                                                                  AS OF DECEMBER 31,
                                                                        ---------------------------------------
                                                                             2000                  2001
                                                                        ------------------  -------------------
                                ASSETS                                      (IN MILLIONS, EXCEPT SHARE DATA)
Investments:
    Available-for-sale debt securities, at fair value................          $  5,949.0           $  9,599.2
    Held-to-maturity debt securities, at amortized cost..............             2,109.6                   --
    Equity securities, at fair value.................................               335.5                286.0
    Mortgage loans, at unpaid principal, net.........................               593.4                535.8
    Real estate, at lower of cost or fair value less costs to sell , net             77.9                 83.1
    Policy loans, at unpaid principal................................             2,105.2              2,172.2
    Venture capital partnerships.....................................               467.3                291.7
    Other invested assets............................................               235.7                281.2
    Short-term investments, at amortized cost........................                 3.8                  8.5
                                                                        ------------------  -------------------
       Total investments.............................................            11,877.4             13,257.7
Cash and cash equivalents............................................               720.0                547.9
Accrued investment income............................................               194.5                203.1
Deferred policy acquisition costs....................................             1,019.0              1,123.7
Premiums, accounts and notes receivable..............................               155.8                175.1
Reinsurance recoverables.............................................                16.6                 21.4
Property, equipment and leasehold improvements, net..................               122.2                102.2
Goodwill and other intangible assets, net............................               582.6                 22.6
Investments in unconsolidated affiliates.............................               173.2                330.6
Deferred income taxes, net...........................................                  --                 22.9
Net assets of discontinued operations (note 13)......................                25.5                 20.8
Other assets.........................................................                49.8                 32.7
Separate account assets and investment trusts........................             5,376.6              5,570.0
                                                                        ------------------  -------------------
    Total assets.....................................................          $ 20,313.2           $ 21,430.7
                                                                        ==================  ===================
                       LIABILITIES AND STOCKHOLDER'S EQUITY

Liabilities:
------------
    Policy liabilities and accruals.................................           $ 11,372.6           $ 11,993.4
    Policyholder deposit funds......................................                678.4              1,368.2
    Long-term debt (note 10)........................................                425.1                175.0
    Deferred income taxes, net......................................                  9.4                   --
    Other liabilities...............................................                473.3                496.0
    Separate account liabilities and investment trusts..............              5,376.6              5,564.9
                                                                        ------------------  -------------------
         Total liabilities..........................................             18,335.4             19,597.5
                                                                        ------------------  -------------------
Commitments and contingencies (note 22).............................
Minority interest in net assets of consolidated subsidiaries........                136.9                  1.1
                                                                        ------------------  -------------------
Stockholder's equity:
---------------------
   Common stock ($1,000 par value, 10,000 shares authorized;
      0 and 10,000 shares issued and outstanding at December 31,
      2000 and 2001, respectively...................................                   --                 10.0
   Additional paid-in capital.......................................                   --              1,712.0
   Retained earnings................................................              1,820.7                 29.0
   Accumulated other comprehensive income...........................                 20.2                 81.1
                                                                        ------------------  -------------------
       Total stockholder's equity...................................              1,840.9              1,832.1
                                                                        ------------------  -------------------
       Total liabilities and stockholder's equity...................           $ 20,313.2           $ 21,430.7
                                                                        ==================  ===================


The accompanying notes are an integral part of these consolidated financial statements.

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
CONSOLIDATED STATEMENTS OF INCOME
--------------------------------------------------------------------------------

                                                                            FOR THE YEAR ENDED DECEMBER 31,
                                                                   --------------------------------------------------
                                                                       1999              2000              2001
                                                                   --------------    --------------    --------------
Revenues:                                                                            (IN MILLIONS)
---------
Premiums.......................................................         $1,175.7         $ 1,147.4         $ 1,112.7
Insurance and investment product fees..........................            574.6             631.0             430.3
Net investment income..........................................            953.1           1,129.6             830.2
Net realized investment gains .................................             75.8              89.2             150.1
                                                                   --------------    --------------    --------------
        Total revenues.........................................          2,779.2           2,997.2           2,523.3
                                                                   --------------    --------------    --------------
Benefits and expenses:

       Policy benefits and increase in policy liabilities......          1,373.1           1,409.8           1,406.7
       Policyholder dividends..................................            360.5             378.0             400.1
       Amortization of deferred policy acquisition costs                   147.9             356.0             133.0
       Amortization of goodwill and other intangible assets                 40.1              36.9              24.7
       Interest expense........................................             34.0              32.7              20.0
       Demutualization expenses................................               --              21.8              25.9
       Other operating expenses................................            557.9             604.5             470.6
                                                                   --------------    --------------    --------------
            Total benefits and expenses........................          2,513.5           2,839.7           2,481.0
                                                                   --------------    --------------    --------------
Income from continuing operations before income taxes,
       minority interest and equity in earnings of and
       interest earned from investments in unconsolidated
       affiliates..............................................            265.7             157.5              42.3
Income tax expense (benefit)...................................             99.0              56.2             (19.8)
                                                                   --------------    --------------    --------------
Income from continuing operations before minority
       Interest, equity in earnings of and interest earned
       From investments in unconsolidated affiliates...........            166.7             101.3              62.1
Minority interest in net income of consolidated
       Subsidiaries............................................            (10.1)            (14.1)             (3.7)
Equity in earnings of and interest earned from
       Investments in unconsolidated affiliates................              5.5               7.6               8.1
                                                                   --------------    --------------    --------------
Income from continuing operations..............................            162.1              94.8              66.5
Discontinued operations (note 13):
----------------------------------
       Income from discontinued operations, net of income
            taxes..............................................             36.1               9.4                --
       Loss on disposal, net of income taxes...................           (109.0)            (20.9)               --
                                                                   --------------    --------------    --------------
Income before cumulative effect of accounting
       changes.................................................             89.2              83.3              66.5
                                                                   --------------    --------------    --------------
Cumulative effect of accounting changes for:
--------------------------------------------
       Venture capital partnerships, net of income taxes
          (note 5).............................................               --                --             (48.8)
       Securitized financial instruments, net of income
          taxes (note 3).......................................               --                --             (20.5)
       Derivative financial instruments, net of income taxes
          (note 3).............................................               --                --               3.9
                                                                   --------------    --------------    --------------
Net income ....................................................           $ 89.2            $ 83.3             $ 1.1
                                                                   ==============    ==============    ==============


The accompanying notes are an integral part of these consolidated financial statements.

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
CONSOLIDATED STATEMENTS OF CASH FLOWS
--------------------------------------------------------------------------------

                                                                              FOR THE YEAR ENDED DECEMBER 31,
                                                                        ---------------------------------------------
                                                                            1999             2000            2001
                                                                        ------------     ------------    ------------
Cash flows from operating activities:                                                  (IN MILLIONS)
-------------------------------------
           Net income ........................................               $ 89.2          $  83.3          $  1.1
Adjustments to reconcile net income to net cash provided by operating activities:
       Net loss from discontinued operations..................                 72.9             11.5              --
       Net realized investment gains..........................                (75.8)           (89.2)         (150.1)
       Amortization and depreciation..........................                 72.0             56.8            43.2
       Investment income......................................               (138.2)          (297.7)           97.4
       Securitized financial instruments and derivatives......                   --               --            16.6
       Deferred income tax benefit............................                (13.9)           (37.0)          (60.4)
       Increase in receivables................................                (62.9)           (54.0)          (76.9)
       (Increase) decrease in deferred policy acquisition costs                 (.3)           183.2           (76.2)
       Increase in policy liabilities and accruals............                321.2            472.8           469.0
       Change in other assets/other liabilities, net..........                 53.8             45.4           145.3
                                                                        ------------     ------------    ------------
       Net cash provided by continuing operations.............                318.0            375.1           409.0
       Net cash used for discontinued operations..............                (76.7)          (264.6)          (75.1)
                                                                        ------------     ------------    ------------
       Net cash provided by operating activities..............                241.3            110.5           333.9
                                                                        ------------     ------------    ------------
Cash flows from investing activities:
-------------------------------------
       Proceeds from the sale of debt securities:
           Available-for-sale.................................              1,192.2            912.1         1,202.0
           Held-to-maturity...................................                 18.0              9.8            17.5
       Proceeds from the maturity of debt securities:
           Available-for-sale.................................                 49.7             38.7            96.7
           Held-to-maturity...................................                  6.5             25.9            35.5
       Proceeds from the repayment of debt securities:
           Available-for-sale.................................                461.0            286.1           534.0
           Held-to-maturity...................................                162.2            173.8           158.5
       Proceeds from sale of equity securities................                163.5            515.4           114.6
       Proceeds from the maturity of mortgage loans...........                 18.9             17.3            16.4
       Proceeds from the repayment of mortgage loans..........                106.0            110.3            42.3
       Proceeds from distributions of venture capital partnerships             26.7             37.9            30.7
       Proceeds from sale of real estate and other invested assets             38.0             26.6            36.8
       Proceeds from sale of property and equipment...........                   --             20.6              --
       Proceeds from sale of subsidiaries and affiliates......                 46.4             14.1           659.8
       Purchase of available-for-sale debt securities.........             (1,672.6)        (1,418.4)       (3,132.7)
       Purchase of held-to-maturity debt securities...........               (395.5)          (356.0)         (393.8)
       Purchase of equity securities..........................               (162.4)          (130.5)          (72.8)
       Purchase of subsidiaries...............................               (187.6)           (59.3)          (10.0)
       Purchase of mortgage loans.............................                (25.3)            (1.0)             --
       Purchase of investments in unconsolidated affiliates and
            other invested assets.............................               (103.4)           (46.5)         (104.2)
       Purchase of minority interest in subsidiary............                   --               --          (358.1)
       Purchase of interests in venture capital partnerships..               (108.5)           (95.1)          (47.0)
       Change in short-term investments, net..................                  (.6)              .5            (4.8)
       Increase in policy loans...............................                (34.3)           (62.7)          (67.0)
       Capital expenditures...................................                (20.5)           (21.5)          (13.7)
       Other investing activities, net........................                  1.7               --              --
                                                                        ------------     ------------    ------------
Net cash used for continuing operations.......................               (419.9)            (1.9)       (1,259.3)
Net cash provided by discontinued operations..................                105.6            259.5            77.5
                                                                        ------------     ------------    ------------
Net cash (used for) provided by investing activities..........             $ (314.3)         $ 257.6       $(1,181.8)
                                                                        ------------     ------------    ------------

The accompanying notes are an integral part of these consolidated financial statements.

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
CONSOLIDATED STATEMENTS OF CASH FLOWS
--------------------------------------------------------------------------------

                                                                             FOR THE YEAR ENDED DECEMBER 31,
                                                                    --------------------------------------------------
                                                                        1999              2000               2001
                                                                    --------------    --------------     -------------
Cash flows from financing activities:                                                 (IN MILLIONS)
-------------------------------------

       Net deposits of policyholder deposit funds,
           net of interest credited...............................         $  6.5           $ 140.2           $ 689.8
       Proceeds (repayments) from securities sold subject to
           repurchase agreements..................................           28.4             (28.4)               --
       Issuance of common stock...................................             --                --              10.0
       Capital contributions from parent..........................             --                --              78.6
       Dividends paid to parent ..................................             --                --            (132.3)
       Proceeds from borrowings...................................          175.1              50.0             180.0
       Repayment of borrowings....................................         (125.0)           (124.0)           (125.1)
       Distributions to minority stockholders.....................           (4.2)             (5.8)             (5.8)
       Debenture principal payments...............................             --                --             (19.4)
       Other financing activities, net............................            (.4)              3.2                --
                                                                    --------------    --------------     -------------
       Net cash  provided by financing activities.................           80.4              35.2             675.8
                                                                    --------------    --------------     -------------
       Net change in cash and cash equivalents....................            7.4             403.3            (172.1)
       Cash and cash equivalents, beginning of year...............          309.3             316.7             720.0
                                                                    --------------    --------------     -------------
       Cash and cash equivalents, end of year.....................         $316.7           $ 720.0            $547.9
                                                                    ==============    ==============     =============
Supplemental cash flow information:
-----------------------------------
       Income taxes paid (received), net..........................         $106.4           $ 135.8           $ (47.0)
       Interest paid on indebtedness..............................         $ 34.8           $  34.1           $  23.8









The accompanying notes are an integral part of these consolidated financial statements.


                                                                      RETAINED        ACCUMULATED
                                                    ADDITIONAL        EARNINGS           OTHER             TOTAL
                                        COMMON        PAID-IN       (ACCUMULATED     COMPREHENSIVE     STOCKHOLDER'S
                                        STOCK         CAPITAL          DEFICIT)      INCOME (LOSS)        EQUITY
                                      -----------  --------------  ---------------  ----------------   --------------
(IN MILLIONS)
Balance at January 1, 1999            $      --      $     --          $ 1,642.3        $     94.3       $  1,736.6
--------------------------
Net income...........................                                       89.2                               89.2
Other comprehensive loss, net of
   income taxes:
      Unrealized loss on securities..                                                        (66.8)           (66.8)
      Reclassification adjustment for
        net realized gains included in
        net income                                                                            (1.5)            (1.5)
      Minimum pension liability
      adjustment                                                                              (1.5)            (1.5)
                                                                                                       --------------
   Total other comprehensive loss....                                                                         (69.8)
Comprehensive income.................                                                                          19.4
                                      -----------  --------------  ---------------  ----------------   --------------

Balance at December 31, 1999......... $      --      $     --          $ 1,731.5        $     24.5       $  1,756.0
----------------------------
                                      ===========  ==============  ===============  ================   ==============

Balance at January 1, 2000            $      --      $     --          $ 1,731.5        $     24.5       $  1,756.0
--------------------------
Comprehensive income:
   Net income........................                                       83.3                               83.3
   Other comprehensive income, net of
      income taxes:
      Unrealized gains on securities.                                                         53.0             53.0
      Reclassification adjustment for
        net
        Realized gains included in                                                           (58.9)           (58.9)
           net income
      Minimum pension liability                                                                1.6              1.6
        adjustment
                                                                                                       --------------
   Total other comprehensive income..                                                                          (4.3)
Comprehensive income.................                                                                          79.0
Other equity adjustments.............                                        5.9                                5.9
                                      -----------  --------------  ---------------  ----------------   --------------

Balance at December 31, 2000......... $      --      $     --          $ 1,820.7        $     20.2       $  1,840.9
----------------------------

                                      ===========  ==============  ===============  ================   ==============

Balance at January 1, 2001........... $      --      $     --          $ 1,820.7        $     20.2       $  1,840.9
--------------------------
Demutualization transaction..........      10.0        1,712.0          (1,765.7)                             (43.7)
Equity adjustment for policyholder
   dividend obligation...............                                      (30.3)                             (30.3)
Other equity adjustments.............                                        3.2                                3.2
Comprehensive income:
   Net income........................                                        1.1                                1.1
   Other comprehensive income, net of
      income taxes:
      Unrealized gain on security
        transfer from held-to-maturity
        to available-for-sale........                                                         83.9             83.9
      Unrealized loss on securities..                                                          (.9)             (.9)
      Unrealized gains on derivatives                                                          3.9              3.9
      Equity adjustment for policyholder
        dividend obligation.........                                                          (8.8)            (8.8)
      Reclassification adjustment for
        net realized gains included in                                                       (10.0)           (10.0)
        net income
      Cumulative effect of accounting
        change for derivatives.......                                                          1.1              1.1
      Minimum pension liability                                                               (8.3)            (8.3)
        adjustment
                                                                                                       --------------
   Total other comprehensive income..                                                                          60.9
Comprehensive income.................                                                                          62.0
                                      -----------  --------------  ---------------  ----------------   --------------

Balance at December 31, 2001.........   $  10.0      $ 1,712.0         $    29.0        $     81.1       $  1,832.1
----------------------------
                                      ===========  ==============  ===============  ================   ==============


The accompanying notes are an integral part of these consolidated financial statements.

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1.       DESCRIPTION OF BUSINESS

Phoenix Life Insurance Company ("Phoenix Life") and its subsidiaries offer a broad range of life insurance and annuity products in the United States of America. Phoenix Life is a wholly-owned subsidiary of The Phoenix Companies, Inc., a publicly traded company ("Phoenix"). See note 2--"Reorganization and Initial Public Offering."

2.       REORGANIZATION AND INITIAL PUBLIC OFFERING

On December 18, 2000, the Board of Directors of Phoenix Home Life Mutual Insurance Company ("Phoenix Mutual") unanimously adopted a plan of reorganization which was amended and restated on January 26, 2001. On June 25, 2001, the effective date of the demutualization, Phoenix Mutual converted from a mutual life insurance company to a stock life insurance company, became a wholly-owned subsidiary of Phoenix and changed its name to Phoenix Life Insurance Company. At the same time, Phoenix Investment Partners, Ltd. ("PXP") became an indirect wholly-owned subsidiary of Phoenix. All policyholder membership interests in the mutual company were extinguished on the effective date and eligible policyholders of the mutual company received 56.2 million shares of common stock, $28.8 million of cash and $12.7 million of policy credits as compensation. The demutualization was accounted for as a reorganization. Accordingly, Phoenix's retained earnings immediately following the demutualization and the closing of the Initial Public Offering ("IPO") on June 25, 2001 (net of the cash payments and policy credits that were charged directly to retained earnings) were reclassified to common stock and additional paid-in capital. In addition, Phoenix Life established a closed block for the benefit of holders of certain individual life insurance policies of Phoenix Life. The purpose of the closed block is to protect, after demutualization, the policy dividend expectations of the holders of the policies included in the closed block. The closed block will continue in effect until such date as none of such policies are in force. See note 14 --"Closed Block."

On June 25, 2001, Phoenix closed its IPO in which 48.8 million shares of common stock were issued at a price of $17.50 per share. Net proceeds from the IPO of $807.9 million were contributed to Phoenix Life. On July 24, 2001, Morgan Stanley Dean Witter exercised its right to purchase 1,395,900 shares of the common stock of Phoenix at the IPO price of $17.50 per share less underwriter's discount. Net proceeds of $23.2 million were contributed to Phoenix Life.

3.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Principles of consolidation and basis of presentation

The consolidated financial statements include the accounts of Phoenix Life. Less than majority-owned entities, in which Phoenix Life has significant influence over operating and financial policies and generally at least a 20% ownership interest, are reported on the equity method of accounting.

In January of 2001, Phoenix Life purchased the minority interest in PXP See Note 4--"Significant Transactions." This increased Phoenix Life's ownership from approximately 60% to 100%. On June 25, 2001 Phoenix Life sold PXP and certain other subsidiaries to Phoenix. See Note 9--"Related Party Transactions." Consequently, Phoenix Life's 1999 and 2000 consolidated results include 60% of PXP's results and 100% of certain other subsidiaries, while Phoenix Life's 2001 results include 100% of the results of PXP and certain other subsidiaries through June 25, 2001.

These consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Significant estimates used in determining insurance and contractholder liabilities, related reinsurance recoverables, income taxes, contingencies and valuation allowances for investment assets are discussed

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

throughout the Notes to Consolidated Financial Statements. Significant inter-company accounts and transactions have been eliminated. Certain reclassifications have been made to the 1999 and 2000 amounts to conform with the 2001 presentation.

Valuation of investments

Investments in debt securities include bonds, mortgage-backed and asset-backed securities. Phoenix Life classified its debt securities as either held-to-maturity or available-for-sale investments. Prior to 2001, debt securities held-to-maturity consisted of private placement bonds reported at amortized cost, net of impairments, that management intended and had the ability to hold until maturity. Debt securities available-for-sale are reported at fair value with unrealized gains or losses included in equity and consist of public bonds, preferred stocks and private placement bonds that management may not hold until maturity. Debt securities are considered impaired when a decline in value is considered to be other than temporary.

In 2001, management decided, as part of Phoenix Life's conversion to a public company, that held-to-maturity debt securities should be reclassified to available-for-sale debt securities. See note 5 - "Investments."

For mortgage-backed and asset-backed investments in the debt security portfolio, Phoenix Life recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date and any resulting adjustment is included in net investment income. For certain asset-backed securities, changes in the estimated yield are recorded on a prospective basis and specific valuation methods are applied to these securities to determine if there has been an other-than-temporary decline in value.

Equity securities are classified as available-for-sale and are reported at fair value, based principally on their quoted market prices, with unrealized gains or losses included in equity. Equity securities are considered impaired when a decline in value is considered to be other than temporary.

Mortgage loans on real estate are stated at unpaid principal balances, net of valuation reserves on impaired mortgages. A mortgage loan is considered to be impaired if management believes it is probable that Phoenix Life will be unable to collect all amounts of contractual interest and principal as scheduled in the loan agreement. An impaired mortgage loan's fair value is measured based on either the present value of future cash flows discounted at the loan's observable market price or at the fair value of the collateral if collection is collateral-dependent. If the fair value of a mortgage loan is less than the recorded investment in the loan, the difference is recorded as a valuation reserve.

Real estate, all of which is held for sale, is carried at the lower of cost or fair value less costs to sell. Fair value for real estate is determined by taking into consideration one or more of the following factors: property valuation techniques utilizing discounted cash flows at the time of stabilization, including capital expenditures and stabilization costs; sales of comparable properties; geographic location of the property and related market conditions; and disposition costs.

Policy loans are generally carried at their unpaid principal balances and are collateralized by the cash values of the related policies.

Venture capital partnerships are recorded in accordance with the equity method of accounting. Phoenix Life records its share of the net equity in earnings of the venture capital partnerships in accordance with Accounting Principle Board Opinion No. 18, using the most recent financial information received from the partnerships. Historically, this information had been provided to Phoenix Life on a one-quarter lag. In the first quarter of 2001, Phoenix Life changed its method of applying the equity method of accounting to eliminate such quarterly lag. See note 5 - "Investments."

Other invested assets primarily include leveraged lease investments, derivatives and other partnership and joint venture interests. Leverage lease investments represent the net of the estimated residual value of the lease assets, rental receivables, and unearned and deferred income to be allocated over the lease term. Investment

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

income is calculated using the interest method and is recognized only in periods in which the net investment is positive. Other partnership and joint venture interests in which Phoenix Life does not have control or a majority ownership interest are recorded using the equity method of accounting. These investments include affordable housing, mezzanine and other partnership interests. Derivatives are valued in accordance with Statement of Financial Accounting Standards ("SFAS") No. 133. See recent accounting pronouncements within note 3.

Short-term investments are carried at amortized cost which approximates fair value. Short-term investments consist of interest bearing securities that mature between 91 days and twelve months from date of purchase.

Realized investment gains and losses, other than those related to separate accounts for which Phoenix Life does not bear the investment risk, are determined by the specific identification method and reported as a component of revenue. A realized investment loss is recorded when an investment valuation reserve is determined. Valuation reserves are netted against the asset categories to which they apply and changes in the valuation reserves are included in realized investment gains and losses. Unrealized investment gains and losses on debt securities and equity securities classified as available-for-sale are included as a component of equity, net of deferred income taxes and the assumed impact of net unrealized investment gains and losses on the amortization of deferred policy acquisition costs related to investment contracts.

In the normal course of business, Phoenix Life enters into transactions involving various types of financial instruments including debt investments such as debt securities, equity securities, and off-balance sheet commitments, primarily, related to venture capital partnerships. These instruments have credit risk and also may be subject to risk of loss due to interest rate and market fluctuations.

Cash and cash equivalents

Cash and cash equivalents include cash on hand and all highly liquid investments with a maturity of 90 days or less when purchased. Certain short-term investments relating to 1999 and 2000 have been reclassified to conform with the 2001 presentation.

Deferred policy acquisition costs

The costs of acquiring new business, principally commissions, underwriting, distribution and policy issue expenses, all of which vary with and are primarily related to production of new business, are deferred. In conjunction with the 1997 acquisition of the Confederation Life business, Phoenix recognized an asset for the present value of future profits ("PVFP") representing the present value of estimated net cash flows embedded in the existing contracts acquired. This asset is included in deferred policy acquisition costs ("DAC").

The method used to amortize DAC and PVFP depends on how the policy was classified. For individual participating life insurance policies, DAC and PVFP are amortized in proportion to estimated gross margins. For universal life, variable universal life and accumulation annuities, DAC and PVFP are amortized in proportion to estimated gross profits.

The amortization process requires the use of various assumptions, estimates and judgements about the future. The primary assumptions are expenses, investment performance, mortality and contract cancellations (i.e., lapses, withdrawals and surrenders). These assumptions are reviewed on a regular basis and are generally based on Phoenix's past experience, industry studies, regulatory requirements and judgments about the future. Finally, analyses are performed periodically to assess whether there are sufficient gross margins or gross profits to amortize the remaining DAC balances.

Internal replacements are defined as an exchange of an existing Phoenix Life insurance or annuity policy for a different Phoenix Life insurance or annuity policy. The DAC balance associated with the replaced policy is treated in the same manner as policies that are surrendered. In the case of policies that are surrendered, in which owners cancel existing life or annuity contracts, the amortization of DAC is adjusted to reflect these surrenders.

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Goodwill and other intangible assets

In 1999 and 2000, goodwill is amortized on a straight-line basis over periods ranging from ten to forty years, corresponding with the benefits expected to be derived from the related business acquisitions. The weighted-average life of goodwill is approximately thirty-eight years. Other intangible assets, primarily associated with investment management contracts and employee contracts, are amortized over their estimated useful lives using a straight-line basis. The average estimated useful life of the other intangible assets ranges from five to sixteen years for investment management contracts and three to seven years for employee contracts. The weighted-average life of other intangible assets is approximately thirteen years. Goodwill and other intangible assets' carrying values are periodically evaluated in accordance with SFAS No. 121, Accounting for the Impairment of Long-lived Assets and Long-lived Assets to be Disposed Of, by comparing estimates of future undiscounted cash flows to the carrying values of the assets. Assets are considered impaired if the carrying value exceeds the expected future undiscounted cash flows. Analyses are performed at least annually or more frequently if warranted by events and circumstances affecting Phoenix Life's business. See SFAS No. 142 under "Recent accounting pronouncements" in note 3 for change in accounting policy effective January 1, 2002.

In 2001, remaining goodwill was amortized on a straight-line basis over a ten year period.

Investments in unconsolidated affiliates

Investments in unconsolidated affiliates represents investments in operating entities in which Phoenix Life owns more than 20% but less than a majority of the outstanding common stock and those operating entities for which Phoenix Life owns less than 20% if Phoenix Life exercises significant influence over the operating and financial policies of the company. Phoenix Life uses the equity method of accounting for its investments in the common stock of these entities. Investments in unconsolidated affiliates also includes, where applicable, Phoenix Life's investments in senior securities of these entities.

Separate account assets and liabilities and investment trusts

Separate account assets and liabilities are funds maintained in accounts to meet specific investment objectives of contractholders who bear the investment risk. Investment income and investment gains and losses accrue directly to such contractholders. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of Phoenix Life. The assets and liabilities are primarily carried at market value. Deposits, net investment income and realized investment gains and losses for these accounts are excluded from revenues, and the related liability increases are excluded from benefits and expenses. Amounts assessed to the contractholders for management services are included in revenues.

Investment trusts are assets held for the benefit of institutional clients who have investments in structured finance products offered by PXP. Structured finance products include collateralized debt and bond obligations backed by portfolios of public high yield bonds, emerging market bonds, commercial mortgage-backed and asset-backed securities and bank loans. Investment trusts, for which PXP is the sponsor and actively manages the assets, and for which there is not a substantive amount of outside third party equity investment in the trust, are consolidated in the financial statements. Phoenix Life's financial exposure is limited to its share of equity and bond investments in these vehicles and there is no financial guarantees from, or recourse to, Phoenix Life for these investment trusts. Asset valuation changes are directly offset by changes in the corresponding liabilities. Fees are recorded when management services provided to the trusts are earned and are included in revenues.

Policy liabilities and accruals

Future policy benefits are liabilities for life and annuity products. Such liabilities are established in amounts adequate to meet the estimated future obligations of policies in force. Future policy benefits for traditional life insurance are computed using the net level premium method on the basis of actuarial assumptions as to

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

contractual guaranteed rates of interest, mortality rates guaranteed in calculating the cash surrender values described in such contracts and morbidity. The guaranteed interest rates range from 2.25% to 6.00% in 2001. Policyholder deposit funds are primarily for universal life products and include deposits received from customers and investment earnings on their fund balances which range from 4.00% to 7.15% in 2001, less administrative and mortality charges.

Liabilities for outstanding claims, losses and loss adjustment expenses are amounts estimated to cover incurred losses. These liabilities are based on individual case estimates for reported losses and estimates of unreported losses based on past experience.

Policyholder deposit funds

Policyholder deposit funds primarily consist of annuity deposits received from customers, dividend accumulations and investment earnings on their fund balances, which range from 2.1% to 12.3%, less administrative charges.

Premium and fee revenue and related expenses

Life insurance premiums, other than premiums for universal life and certain annuity contracts, are recorded as premium revenue pro-rata over the related contract periods. Benefits, losses and related expenses are matched with premiums over the related contract periods. Revenues for investment-related products, included in insurance and investment product fees, consist of net investment income and contract charges assessed against the fund values. Related benefit expenses primarily consist of net investment income credited to the fund values after deduction for investment and risk charges. Revenues for universal life products consist of net investment income and mortality, administration and surrender charges assessed against the fund values during the period. Related benefit expenses include universal life benefit claims in excess of fund values and net investment income credited to universal life fund values.

Investment management fees

Investment management fees included in insurance and investment product fees in the accompanying Consolidated Statements of Income are recorded as income pro-rata during the period in which services are performed. Investment management fees are generally computed and earned based upon a percentage of assets under management. Investment management fees are paid pursuant to the terms of the respective investment management contracts, which generally require monthly or quarterly payment.

Reinsurance

Phoenix Life uses reinsurance agreements to provide for greater diversification of business, allow management to control exposure to potential losses arising from large risks and provide additional capacity for growth.

Assets and liabilities related to reinsurance ceded contracts are reported on a gross basis. The cost of reinsurance related to long-duration contracts is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies.

Policyholder dividends

Certain life insurance policies contain dividend payment provisions that enable the policyholder to participate in the earnings of Phoenix Life. The amount of policyholder dividends to be paid is determined annually by Phoenix Life's Board of Directors. The aggregate amount of policyholders' dividends is related to the actual interest, mortality, morbidity and expense experience for the year and Phoenix Life's judgment as to the appropriate level of statutory surplus to be retained. At the end of the reporting period, Phoenix Life establishes a dividend liability for the pro-rata portion of the dividends payable on the next anniversary date of each policy. Phoenix Life also establishes a liability for termination dividends. See note 14 --"Closed Block" for information on the policyholder dividend obligation.

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Income taxes

Phoenix and its eligible affiliated companies have elected to file a life/non-life consolidated federal income tax return for 2001. For 2000 and prior years, Phoenix Life was the parent company of the group of eligible affiliated companies that had elected to file life/non-life consolidated federal income tax returns. Entities included within the consolidated group are segregated into either a life insurance or non-life insurance company subgroup. The consolidation of these subgroups is subject to certain statutory restrictions in the percentage of eligible non-life income tax losses that can be applied to offset life insurance company taxable income.

Deferred income taxes result from temporary differences between the tax basis of assets and liabilities and their recorded amounts for financial reporting purposes. These differences result primarily from policy liabilities and accruals, policy acquisition costs, investment impairment reserves, reserves for post-retirement benefits and unrealized gains or losses on investments.

Employee benefit plans

Phoenix has a non-contributory, defined benefit pension plan covering substantially all of its employees. Retirement benefits are a function of both years of service and level of compensation. Phoenix also sponsors a non-qualified supplemental defined benefit plan to provide benefits in excess of amounts allowed pursuant to the Internal Revenue Code. Phoenix's funding policy is to contribute annually an amount equal to at least the minimum required contribution in accordance with minimum funding standards established by the Employee Retirement Income Security Act of 1974 ("ERISA"). Contributions are intended to provide not only for benefits attributable to service to date, but also for service expected to be earned in the future.

Phoenix sponsors pension and savings plans for its employees and agents, and those of its subsidiaries. The qualified plans comply with requirements established by ERISA and excess benefit plans provide for that portion of pension obligations which is in excess of amounts permitted by ERISA. Phoenix also provides certain health care and life insurance benefits for active and retired employees. Phoenix Life incurs applicable employee benefit expenses through the process of cost allocation by Phoenix.

In addition to Phoenix's pension plans, Phoenix currently provides certain health care and life insurance benefits to retired employees, spouses and other eligible dependents through various plans sponsored by Phoenix. A substantial portion of Phoenix's employees may become eligible for these benefits upon retirement. The health care plans have varying co-payments and deductibles, depending on the plan. These plans are unfunded.

Applicable information regarding the actuarial present value of vested and non-vested accumulated plan benefits, and the net assets of the plans available for benefits is omitted, as the information is not separately calculated for Phoenix Life's participation in the plans. With respect to the pension plan, the total assets of the plan exceeded the actuarial present value of vested benefits at January 1, 2001, the date of the most recent actuarial valuation. The other postretirement benefit plans were unfunded as of December 31, 2001, and in accordance with the SFAS No. 106, "Employers' Accounting for Postretirement Benefits," Phoenix, the plan sponsor, established an accrued liability and amounts attributable to Phoenix Life have been allocated.

Recent accounting pronouncements

Securitized Financial Instruments. Effective April 1, 2001, Phoenix Life adopted Emerging Issues Task Force Issue No. 99-20, Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets ("EITF 99-20"). This pronouncement requires investors in certain asset-backed securities to record changes in their estimated yield on a prospective basis and to apply specific valuation methods to these securities to determine of there has been an other-than-temporary decline in value. Upon adoption of EITF 99-20, Phoenix recorded a $20.5 million charge in net income as a cumulative effect of accounting change, net of income taxes.

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Derivative Financial Instruments. Effective January 1, 2001, Phoenix Life adopted SFAS No. 133, Accounting for Derivative Instruments and Hedging Activities ("SFAS 133"), as amended by SFAS No. 138, Accounting for Certain Derivative Instruments and Certain Hedging Activities ("SFAS 138"). As amended, SFAS 133 requires all derivatives to be recognized on the balance sheet at fair value. Derivatives that are not hedges must be adjusted to fair value through earnings.

Phoenix Life maintains an overall interest rate risk-management strategy that incorporates the use of derivative financial instruments to manage exposure to fluctuations in interest rates. Phoenix Life's exposure to interest rate changes primarily results from its commitments to fund interest-sensitive insurance liabilities, as well as from significant holdings of fixed rate investments. Derivative instruments that are used as part of Phoenix Life's interest rate risk-management strategy include interest rate swap agreements, interest rate caps, interest rate floors, interest rate swaptions and foreign currency swap agreements. To reduce counterparty credit risks and diversify counterparty exposure, Phoenix Life enters into derivative contracts only with a number of highly rated financial institutions.

Phoenix Life enters into interest rate swap agreements to reduce market risks from changes in interest rates. Phoenix Life does not enter into interest rate swap agreements for trading purposes. Under interest rate swap agreements, Phoenix Life exchanges cash flows with another party, at specified intervals, for a set length of time based on a specified notional principal amount. Typically, one of the cash flow streams is based on a fixed interest rate set at the inception of the contract, and the other is a variable rate that periodically resets. Generally, no premium is paid to enter into the contract and neither party makes a payment of principal. The amounts to be received or paid on these swap agreements are accrued and recognized in net investment income.

Phoenix Life enters into interest rate floor, interest rate cap and swaption contracts as a hedge for its assets and liabilities against substantial changes in interest rates. Phoenix Life does not enter into interest rate floor, interest rate cap and swaption contracts for trading purposes. Interest rate floor and interest rate cap agreements are contracts with a counterparty which require the payment of a premium and give Phoenix Life the right to receive over the maturity of the contract, the difference between the floor or cap interest rate and a market interest rate on specified future dates based on an underlying notional principal. Swaption contracts are options to enter into an interest rate swap transaction on a specified future date and at a specified price. Upon the exercise of a swaption, Phoenix Life would either receive a swap agreement at the pre-specified terms or cash for the market value of the swap. Phoenix Life pays the premium for these instruments on a quarterly basis over the maturity of the contract, and recognizes these payments in net investment income.

Phoenix Life enters into foreign currency swap agreements to hedge against fluctuations in foreign currency exposure. Under these agreements, Phoenix Life agrees to exchange with another party, principal and periodic interest payments denominated in foreign currency for payments denominated in U.S. dollars. The amounts to be received or paid on these foreign currency swap agreements are recognized in net investment income. To reduce counterparty credit risks and diversify counterparty exposure, Phoenix Life only enters into derivative contracts with highly rated financial institutions.

On January 1, 2001, in accordance with the transition provisions of SFAS 133, Phoenix Life recorded a net-of-tax cumulative effect adjustment of $1.3 million
(gain) in earnings to recognize at fair value all derivatives that are designated as fair-value hedging instruments. Phoenix Life also recorded an offsetting net-of-tax cumulative effect adjustment of $1.3 million (loss) in earnings to recognize the difference attributable to the hedged risks between the carrying values and fair values of the related hedged assets and liabilities. Phoenix Life also recorded a net-of-tax cumulative effect adjustment of $1.1 million in accumulated other comprehensive income to recognize, at fair value, all derivatives that are designated as cash-flow hedging instruments.

For derivative instruments that were not designated as hedges, upon implementation of SFAS 133, Phoenix Life recorded a net-of-tax cumulative effect adjustment of $3.9 million in earnings to recognize these instruments at fair value. Gains and losses on derivatives that were previously deferred as adjustments to the

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

carrying amount of hedged items were not included in the cumulative effect adjustment. There were no gains or losses on derivative instruments that were reported independently as deferred assets or liabilities that required de-recognition from the balance sheet.

Phoenix Life recognized an after-tax gain of $0.9 million for the year ended December 31, 2001 (reported as other comprehensive income in the Consolidated Statements of Changes in Stockholders' Equity and Comprehensive Income), which represented the change in fair value of interest rate swaps which have been designated as cash flow hedges, using the shortcut method, assuming no ineffectiveness. These interest rate swaps hedge floating-rate exposure on asset cash flows that back insurance liabilities by swapping floating rate bonds to fixed. For changes in the fair value of derivatives that are designated, qualify, and are highly effective as cash flow hedges, and for which the critical terms of the hedging instrument and the assets match, Phoenix Life recognizes the change in fair value of the derivative in other comprehensive income. Phoenix Life expects that there will be no ineffectiveness to recognize in earnings during the term of the hedges, and Phoenix Life does not expect to reclassify into earnings amounts reported in accumulated other comprehensive income over the next twelve months.

Phoenix Life also recognized an after-tax gain of $3.0 million for the year ended December 31, 2001 (reported as other comprehensive income in the Consolidated Statements of Changes in Stockholders' Equity and Comprehensive Income), which represented the change in fair value of interest rate forward swaps which have been designated as cash flow hedges of the forecasted purchase of assets. For changes in the fair value of derivatives that are designated as cash flow hedges of a forecasted transaction, Phoenix Life recognizes the change in fair value of the derivative in other comprehensive income. Amounts related to cash flow hedges that are accumulated in other comprehensive income are reclassified as earnings in the same period or periods during which the hedged forecasted transaction (the acquired asset) affects earnings. As of December 31, 2001, $0.3 million of the deferred net after-tax gains on these derivative instruments is expected to be reclassified into earnings over the next twelve months. For the year ended December 31, 2001, Phoenix Life also recognized an after-tax gain of $0.3 million (reported as net realized investment gains in the Consolidated Statements of Income), which resulted from the termination of interest rate swap contracts designated as hedges of a forecasted transaction. The interest rate swap contracts were determined to no longer be effective hedges.

Phoenix Life also recognized an after-tax loss of $0.4 million for the year ended December 31, 2001 (reported as net investment income in the Consolidated Statements of Income), which represented the change in fair value of derivative instruments which were not designated as hedges upon implementation of SFAS 133. These instruments primarily include: interest rate floors which hedge spread deficiency risk between assets and deferred annuity product liabilities; interest rate caps which hedge disintermediation risk associated with universal life insurance liabilities; and interest rate swaps which were hedges of an anticipated purchase of assets associated with an acquisition of a block of insurance liabilities for which offsetting swap positions were taken to lock in a stream of income to supplement the income on the assets purchased. For changes in fair value of derivatives that are not designated and did not qualify as highly effective hedges upon implementation of SFAS 133, Phoenix Life recognizes the entire change in fair value of the derivatives in current-period earnings. For the year ended December 31, 2001, Phoenix Life also recognized an after-tax gain of $0.9 million (reported as net realized investment gains in the Consolidated Statements of Income), which resulted from the termination prior to maturity of interest rate swaps which were not designated as hedges upon implementation of SFAS 133.

Phoenix Life also holds foreign currency swaps as hedges against available-for-sale securities that back U.S. dollar denominated liabilities. For changes in the fair value of derivatives that are designated, qualify, and are highly effective as fair value hedges, Phoenix Life recognizes the change in fair value of the derivative, along with the change in value of the hedged asset or liability attributable to the hedged risk, in current-period earnings. Phoenix Life recognized an after-tax gain of $0.8 million for the year ended December 31, 2001.

In certain instances, derivative contracts are terminated prior to maturity. These contracts include, but are not limited to, interest rate and foreign currency swaps, cap and floor contracts, and payor and receiver swaptions.

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

To the extent that derivative contracts determined to be effective hedges are terminated, realized gains and losses are deferred and amortized. Derivatives associated with hedged items that either no longer exist or are no longer expected to occur are accounted for as of the relevant change in status of the hedged items, with gains or losses on such contracts recognized immediately in net income. Similarly, for derivatives otherwise determined to no longer be effective hedges, gains or losses as of termination are recognized immediately in net income.

Accounting for Demutualizations. Effective June 30, 2001, Phoenix Life adopted Statement of Position No. 00-3, Accounting by Insurance Enterprises for Demutualizations and Formations of Mutual Insurance Holding Companies and For Certain Long-Duration Participating Contracts ("SOP 00-3"). The provisions of SOP 00-3 provide guidance on accounting by insurance enterprises for demutualizations and the formation of mutual holding companies, including the emergence of earnings from and the financial statement presentation of the closed block established in connection with the demutualization. SOP 00-3 specifies that closed block assets, liabilities, revenues and expenses should be displayed with all other assets, liabilities, revenues and expenses of the insurance enterprise based on the nature of the particular item, with appropriate disclosures relating to the closed block.

Pursuant to the adoption of SOP 00-3, Phoenix Life recorded a charge of $30.3 million to equity in the second quarter of 2001 representing the establishment of the policyholder dividend obligation along with the corresponding impact on deferred policy acquisition costs and deferred income taxes. See note 14 --"Closed Block" for additional information.

Business Combinations/Goodwill and Other Intangible Assets. In June 2001, SFAS No. 141, Business Combinations ("SFAS 141"), and SFAS No. 142, Goodwill and Other Intangible Assets ("SFAS 142"), were issued. SFAS 141 and SFAS 142 are effective July 1, 2001 and January 1, 2002, respectively. SFAS 141 requires that the purchase method of accounting be used for all business combinations initiated after June 30, 2001 and separate recognition of intangible assets apart from goodwill if such intangible assets meet certain criteria. SFAS 141 also requires that upon adoption of SFAS 142 a company reclassify the carrying amounts of certain intangible assets into or out of goodwill, based on certain criteria. SFAS 142 primarily addresses the accounting for goodwill and intangible assets subsequent to their initial recognition. Under SFAS 142, amortization of goodwill, including goodwill and other intangible assets with indefinite lives recorded in past business combinations, will discontinue upon adoption of this standard, and reporting units must be identified for the purpose of assessing potential future impairments of goodwill. Phoenix Life recognized $7.1 million in goodwill amortization during 2001. As of June 26, 2001, PXP's net goodwill and intangible assets are no longer consolidated due to the sale of PXP to Phoenix. See note 9--"Related Party Transactions". Goodwill amortization will not be recognized after 2001 in accordance with SFAS 142. In addition, goodwill recorded as a result of business combinations completed during the six-month period ended December 31, 2001 will not be amortized.

The provisions of SFAS 141 and SFAS 142 also apply to equity-method investments made both before and after June 30, 2001. SFAS 142 prohibits amortization of the excess of cost over the underlying equity in the net assets of an equity-method investee that is recognized as goodwill.

SFAS 142 requires that goodwill be tested at least annually for impairment using a two-step process. The first step is to identify a potential impairment and, in transition, this step must be measured as of the beginning of the fiscal year. However, a company has six months from the date of adoption to complete the first step. The second step of the goodwill impairment test measures the amount of the impairment loss (measured as of the beginning of the year of adoption), if any, and must be completed by the end of a company's fiscal year. Intangible assets deemed to have an indefinite life would be tested for impairment using a one-step process, which compares the fair value to the carrying amount of the asset as of the beginning of the fiscal year in the year of adoption. Phoenix Life has prepared a preliminary analysis of the adoption of SFAS 142, and does not expect to have a material impairment charge in 2002.

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Impairment of Long-Lived Assets. In August 2001, the Financial Accounting Standards Board issued SFAS No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets ("SFAS 144"), effective January 1, 2002. Under SFAS 144, long-lived assets to be sold within one year must be separately identified and carried at the lower of carrying value or fair value less costs to sell.

Long-lived assets expected to be held longer than one year are subject to depreciation and must be written down to fair value upon impairment. Long-lived assets no longer expected to be sold within one year, such as some foreclosed real estate, must be written down to the lower of current fair value or fair value at the date of foreclosure adjusted to reflect depreciation since acquisition. Phoenix Life is currently reviewing the provisions of SFAS 144 and assessing the impact of adoption.

4.       SIGNIFICANT TRANSACTIONS

Purchase of Phoenix Investment Partners, Ltd. minority interest

On September 10, 2000, Phoenix Life, one of its subsidiaries and PXP entered into an agreement and plan of merger pursuant to which such subsidiary agreed to purchase the outstanding common stock shares of PXP owned by third parties for a price of $15.75 per share. In connection with this merger, Phoenix Life's subsidiary paid, from available cash and short-term investments, $339.3 million to those third parties on January 11, 2001. As a result, PXP became an indirect wholly-owned subsidiary of Phoenix Life and PXP's shares of common stock were de-listed from the New York Stock Exchange. In addition, PXP accrued compensation expenses of $57.0 million to cash out stock options, $5.5 million of related compensation costs, $5.2 million in retention costs and $3.9 million in transaction costs at March 31, 2001.

After the merger, some third party holders of PXP's convertible subordinated debentures converted their debentures and PXP redeemed all remaining outstanding debentures held by third parties by the end of March 2001. PXP made cash payments totaling $38.2 million in connection with these conversions and redemptions from funds borrowed from its then existing credit facility.

The excess of purchase price over the minority interest in the net assets of PXP totaled $224.1 million. Of this excess purchase price, $179.1 million has been allocated to investment management contracts, which are being amortized over their estimated useful lives using the straight-line method. The weighted-average useful life of the investment management contracts is 13.4 years. The remaining excess purchase price, net of deferred taxes, of $118.4 million has been classified as goodwill and is being amortized over 40 years using the straight-line method. Related amortization of goodwill and investment management contracts of $2.9 million and $13.9 million, respectively, has been expensed for the year ended December 31, 2001.

The following table summarizes the calculation and allocation of the purchase price (in millions).

                    Purchase price:
                    --------------
                    Purchase price for 21.5 million outstanding shares at $15.75/share............     $  339.3
                    Premium paid related to third party convertible debt redemption/conversion....         18.8
                    Transaction related costs.....................................................          3.2
                                                                                                       --------
                         Total purchase price.....................................................     $  361.3
                                                                                                       ========
                    Purchase price allocation:
                    -------------------------
                    Fair value of acquired net assets.............................................     $  137.2
                    Investment management contracts...............................................        179.1
                    Deferred taxes................................................................        (73.4)
                    Goodwill......................................................................        118.4
                                                                                                       --------
                         Total purchase price allocation..........................................     $  361.3
                                                                                                       ========

Prior to this transaction, PXP had a $1.2 million liability related to options held by certain employees. As a result of this transaction, all outstanding options were settled and, consistent with previous accounting treatment, the remaining liability was reversed and recorded as an adjustment to equity.

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Additionally, prior to the transaction, PXP had outstanding restricted stock which had been issued to certain employees pursuant to PXP's Restricted Stock Plan. For book purposes, the fair market value of the restricted stock at the date of the grant was recorded as unearned compensation, a separate component of stockholders' equity, and amortized over the restriction period. For tax purposes, PXP could deduct compensation expense equal to the fair market value of the stock on the date the restrictions lapse. The tax benefit of the deduction in excess of the compensation expense was recorded as an adjustment to additional paid-in capital. At the time of this transaction, all restrictions lapsed and PXP recorded a $2.0 million tax receivable for the deduction and a corresponding adjustment to equity.

Master credit facility

In June 2001, Phoenix, Phoenix Life, and PXP entered into a $375 million unsecured revolving credit facility that matures on June 10, 2005. Phoenix Life's and PXP's existing credit agreements were terminated at that time. Phoenix unconditionally guarantees loans to Phoenix Life and PXP. Base rate loans bear interest at the greater of the Bank of Montreal's prime commercial rate or the effective federal funds rate plus 0.5%. Eurodollar rate loans bear interest at LIBOR plus an applicable margin. The credit agreement includes customary financial and operating covenants that include, among other provisions, requirements that Phoenix maintain a minimum stockholders' equity and a maximum debt to capitalization ratio; that Phoenix Life maintain a minimum risk based capital ratio, and that PXP maintain a maximum debt to capitalization ratio and a minimum stockholders' equity. See note 10 - "Long-Term Debt" for additional information on credit facilities.

Early retirement program

On January 29, 2001, Phoenix offered a special retirement program under which qualified participants will receive enhanced retirement benefits by the addition of five years to age and pension plan service under the Employee Pension Plan. Employees of Phoenix Life and PXP who decided to participate will retire by May 31, 2002. Of the 318 participants eligible, 182 accepted the special retirement incentive program. As a result of this program, Phoenix Life was allocated an additional pension expense for the year ended December 31, 2001.

Aberdeen Asset Management PLC

On February 18, 1999, PM Holdings, a wholly-owned subsidiary of Phoenix Life, purchased 15,050,000 shares of the common stock of Aberdeen Asset Management PLC ("Aberdeen"), a Scottish asset management firm, for $29.4 million. PM Holdings owned 31,600,000 shares and 38,100,000 share as of December 31, 2000 and 2001, respectively.

On April 15, 1996, Phoenix Life purchased 7% convertible subordinated notes issued by Aberdeen for $37.5 million. The notes, which mature on March 29, 2003, are convertible into 17,441,860 shares of Aberdeen common stock.

In May 2001, Phoenix Life purchased additional shares of common stock of Aberdeen for a cash purchase price of $46.8 million, bringing its ownership to approximately 22.0% (26.95% when the convertible subordinated note is included) of the common stock of Aberdeen at December 31, 2001. The investment in Aberdeen common stock is reported on the equity method. The notes and common stock are classified as investments in unconsolidated affiliates in the Consolidated Balance Sheets.

The investment in Aberdeen's convertible note at December 31, 2001 is reported at fair value with unrealized gains or losses included in equity. For the years ended prior to 2001, the investment in the note was reported at amortized cost. Aberdeen's convertible note was included in the transfer of securities from held-to-maturity to available-for-sale in 2001 and resulted in a pre-tax unrealized gain of $63.7 million. See note 5-- "Investments."

The fair value of Phoenix Life's investments in Aberdeen, based on the closing market price, was $455.8 million and $322.3 million as of December 31, 2000 and 2001, respectively.

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Dividend scale

In November 2000, Phoenix Mutual's Board of Directors voted to maintain the dividend scale for dividends payable on or after January 1, 2001. In October 1999, Phoenix Mutual's Board of Directors voted to maintain the dividend scale for dividends payable on or after January 1, 2000.

Emprendimiento Compartido, S.A. ("EMCO")

At January 1, 1999, PM Holdings held 9.1 million shares of EMCO, representing a 35% ownership interest in this Argentine financial services company that provides pension management, annuities and life insurance products. On June 23, 1999, PM Holdings became the majority owner of EMCO when it purchased 13.9 million shares of common stock from the Banco del Suquia, S.A. for $29.5 million, plus $10.0 million for a five-year covenant not-to-compete.

In addition, EMCO purchased, for its treasury, 3.0 million shares of its outstanding common stock held by two banks. This, in combination with the purchase described above, increased PM Holdings' ownership interest from 35% to 100% of the then outstanding stock.

On November 12, 1999, PM Holdings sold 11.5 million shares (a 50% interest) of EMCO common stock for $40.0 million, generating a pre-tax gain of $11.3 million. PM Holdings received $15.0 million in cash plus a $9.0 million two-year 8% interest bearing note, and a $16.0 million five-year 8% interest-bearing note. PM Holdings uses the equity method of accounting to account for its remaining 50% interest in EMCO.

After the sale, the remaining excess of the purchase price over the fair value of the acquired net tangible assets totaled $17.0 million. That consisted of a covenant not-to-compete of $5.0 million, which is being amortized over five years, and goodwill of $12.0 million, which is being amortized over ten years.

PFG Holdings, Inc.

On October 29, 1999, PM Holdings, a wholly-owned subsidiary of Phoenix Life, purchased 100% of PFG Holdings, Inc. 8% cumulative preferred stock, which is convertible into a 67% interest in common stock for $5 million in cash. In addition, Phoenix Life has an option to purchase all the outstanding common stock during the sixth year subsequent to the acquisition at a value equal to 80% of the appraised value of the common stock at that time. As of December 31, 2001, this option had not been executed. Since Phoenix Life holds voting control, the entity has been consolidated and a minority interest has been established for outside stockholders' interests. The transaction resulted in goodwill of $3.8 million, which is being amortized on a straight-line basis over forty years.

AGL Life Assurance Company, an operating subsidiary of PFG Holdings, must maintain at least $10.0 million of capital and surplus to satisfy certain regulatory minimum capital requirements. PM Holdings provided financing of $11.0 million at the purchase date to PFG Holdings in order for AGL Life Assurance to meet this minimum requirement. The debt is an 8.34% senior secured note maturing in 2009.

PM Holdings provided additional financing to PFG Holdings in 2001 in the form of a convertible subordinated note. The interest rate on the note is 8%, and the note will mature on November 1, 2006. The note allows for up to $8 million in financing and is convertible into common stock at any time at a variable conversion price.

Property and casualty distribution operations

On May 3, 1999, PM Holdings sold its property and casualty distribution business to Hilb, Rogal and Hamilton Company ("HRH") for $48.1 million including $10.2 million for a covenant not-to-compete. Total proceeds consisted of $32.0 million in 5.25% convertible subordinated debentures, $15.9 million for 865,042 shares of HRH common stock, valued at $18.38 per share on the sale date, and $0.2 million in cash. Phoenix also has contractual rights to designate two nominees for election to HRH's Board of Directors. As of December 31, 2001, two Phoenix designees were serving as HRH directors. The pre-tax gain realized on the sale was $40.1 million.

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

The convertible debentures mature on May 3, 2014 and are callable by HRH on or after May 3, 2009. The debentures are convertible into 1,406,593 shares of HRH common stock.

The investment in HRH debentures at December 31, 2001 is reported at fair value with unrealized gains or losses included in equity. For the years ended prior to 2001, the investment in HRH was reported at amortized cost. HRH debentures were included in the transfer of securities from held-to-maturity to available-for-sale in 2001 and resulted in a pre-tax unrealized gain of $46.8 million. See note 5 - "Investments."

The investment in HRH common stock is reported on the equity method. The debentures and common stock are classified as investments in unconsolidated affiliates in the Consolidated Balance Sheets. As of December 31, 2001, Phoenix Life owns 6.4% of the outstanding HRH common stock, 14.8% on a diluted basis.

The fair value of Phoenix Life's investments in HRH, based on the closing market price, was $90.6 million and $78.8 million as of December 31, 2000 and 2001, respectively.

Discontinued operations

During 1999, Phoenix Life discontinued its reinsurance operations, real estate management operations and group life & health operations. Disclosures concerning the financial effect of these transactions are contained in note 13-- "Discontinued Operations."

5.       INVESTMENTS

Information pertaining to Phoenix Life's investments, net investment income and realized and unrealized investment gains and losses follows:

Debt and equity securities

The amortized cost and fair value of investments in debt and equity securities as of December 31, 2001 were as follows:

                                                                           GROSS             GROSS
                                                        AMORTIZED       UNREALIZED        UNREALIZED          FAIR
                                                          COST             GAINS            LOSSES           VALUE
                                                       ------------     ------------      ------------     -----------
Debt securities                                                                (IN MILLIONS)
---------------
AVAILABLE-FOR-SALE:
    U.S. government and agency bonds..............         $ 256.0          $  13.3           $ (0.1)         $ 269.2
    State and political subdivision bonds.........           508.6             24.7             (1.7)           531.6
    Foreign government bonds......................           293.7             34.1             (1.1)           326.7
    Corporate securities..........................         4,316.6            145.5           (103.7)         4,358.4
    Mortgage-backed and asset-backed
    securities....................................         4,125.0            107.4            (84.3)         4,148.1
                                                       ------------     ------------      ------------     -----------
        Total available-for-sale securities.......         9,499.9            325.0           (190.9)         9,634.0
     Less: available-for-sale securities of
               discontinued operations............            34.8               --                --            34.8
                                                       ------------     ------------      ------------     -----------
     Total available-for-sale debt securities of
      continuing operations.......................       $ 9,465.1          $ 325.0         $ (190.9)       $ 9,599.2
                                                       ============     ============      ============     ===========

Equity securities.................................         $ 275.7          $  52.4          $ (40.6)         $ 287.5
-----------------
      Less: equity securities of discontinued
                operations........................             1.5               --                --             1.5
                                                       ------------     ------------      ------------    ------------
         Total equity securities of continuing
          operations..............................         $ 274.2          $  52.4          $ (40.6)         $ 286.0
                                                       ============     ============      ============     ===========

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

The amortized cost and fair value of investments in debt and equity securities as of December 31, 2000 were as follows:


                                                                          GROSS            GROSS
                                                         AMORTIZED      UNREALIZED        UNREALIZED
                                                            COST          GAINS            LOSSES       FAIR VALUE
                                                         -----------    -----------      -----------    -----------
Debt securities                                                                (IN MILLIONS)
---------------
HELD-TO-MATURITY:
    State and political subdivision bonds............      $    30.6      $      .3         $   (.9)     $     30.0
    Foreign government bonds.........................            2.4             --             (.7)            1.7
    Corporate securities.............................        1,781.2           48.0           (39.0)        1,790.2
    Mortgage-backed and asset-backed securities......          295.4           15.4            (3.8)          307.0
                                                         -----------    -----------      -----------    -----------
         Total held-to-maturity securities...........        2,109.6           63.7           (44.4)        2,128.9
                                                         -----------    -----------      -----------    -----------
AVAILABLE-FOR-SALE:
    U.S. government and agency bonds.................          262.5           13.8             (.3)          276.0
    State and political subdivision bonds............          459.9           16.9            (1.9)          474.9
    Foreign government bonds.........................          246.0           26.7            (5.8)          266.9
    Corporate securities.............................        2,222.1           37.7           (83.1)        2,176.7
    Mortgage-backed and asset-backed securities......        2,830.5           63.5           (25.2)        2,868.8
                                                         -----------    -----------      -----------    -----------
         Total available-for-sale securities.........        6,021.0          158.6          (116.3)        6,063.3
  Less: available-for-sale securities of
     discontinued operations.........................          114.3             --               --          114.3
                                                         -----------    -----------      -----------    -----------
     Total available-for-sale securities of
       continuing operations.........................        5,906.7          158.6          (116.3)        5,949.0
                                                         -----------    -----------      -----------    -----------
     Total debt securities of continuing operations..      $ 8,016.3      $   222.3         $(160.7)     $  8,077.9
                                                         ===========    ===========      ===========    ===========
                                                         ===========    ===========      ===========    ===========
Equity securities....................................      $   297.3      $    77.9         $ (39.7)     $    335.5
-----------------                                        ===========    ===========      ===========    ===========

The sale of debt securities held-to-maturity relate to certain securities, with amortized cost of $3.9 million, $3.9 million and $9.1 million, for the years ended December 31, 1999, 2000 and 2001, respectively, which were sold specifically due to a significant decline in the issuers' credit quality. Net realized (losses) gains were $(0.2) million, $(3.9) million and $1.5 million in 1999, 2000 and 2001, respectively.

The amortized cost and fair value of debt securities, by contractual sinking fund payment and maturity, as of December 31, 2001 are shown below. Actual maturity may differ from contractual maturity because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties, or Phoenix Life may have the right to put or sell the obligations back to the issuers.

                                                                                   AVAILABLE-FOR-SALE
                                                                              ------------------------------
                                                                                AMORTIZED           FAIR
                                                                                  COST             VALUE
                                                                              -------------     ------------
                                                                                      (IN MILLIONS)
         Due in one year or less........................................         $   121.2        $   121.9
         Due after one year through five years..........................           1,276.7          1,260.0
         Due after five years through ten years.........................           1,772.9          1,820.3
         Due after ten years............................................           2,204.1          2,283.7
         Mortgage-backed and asset-backed securities....................           4,125.0          4,148.1
                                                                              -------------     ------------
              Total.....................................................           9,499.9          9,634.0
         Less: securities of discontinued operations....................              34.8             34.8
                                                                              -------------     ------------
              Total securities of continuing operations.................         $ 9,465.1        $ 9,599.2
                                                                              =============     ============

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Carrying values for investments in mortgage-backed and asset-backed securities, excluding U.S. government guaranteed investments, were as follows:


                                                                                      DECEMBER 31,

                                                                              ------------------------------
                                                                                  2000             2001
                                                                              -------------     ------------
                                                                                      (IN MILLIONS)
         Planned amortization class.........................................     $   117.4        $   133.9
         Asset-backed.......................................................       1,082.3          1,607.9
         Mezzanine..........................................................         166.5            359.1
         Commercial.........................................................         796.5            633.6
         Sequential pay.....................................................         937.7          1,268.7
         Pass through.......................................................          59.3             75.5
         Other..............................................................           4.5             69.4
                                                                              -------------     ------------
         Total mortgage-backed and asset-backed securities                       $ 3,164.2        $ 4,148.1
                                                                              =============     ============

Mortgage loans and real estate

Phoenix Life's mortgage loans and real estate are diversified by property type and location and, for mortgage loans, by borrower. Mortgage loans are collateralized by the related properties and are generally 75% of the properties' value at the time the original loan is made.

Mortgage loans and real estate investments comprise the following property types and geographic regions:

                                                                 MORTGAGE LOANS               REAL ESTATE
                                                                  DECEMBER 31,                DECEMBER 31,
                                                            -------------------------    -----------------------
                                                               2000          2001           2000          2001
                                                            -----------    ----------    ----------   ----------
                    Property type:                                             (IN MILLIONS)
                    Office buildings..................         $ 171.3       $ 155.4        $ 34.4       $ 25.2
                    Retail............................           183.5         170.4           6.9          7.5
                    Apartment buildings...............           180.7         171.0          45.9         50.4
                    Industrial buildings..............            64.8          52.0            --           --
                    Other.............................             2.2           2.0            --           --
                    Valuation allowances..............            (9.1)        (15.0)         (9.3)          --
                                                            -----------    ----------    ----------   ----------
                         Total........................         $ 593.4       $ 535.8        $ 77.9       $ 83.1
                                                            ===========    ==========    ==========   ==========
                    Geographic region:                                         (IN MILLIONS)
                    Northeast.........................         $ 124.5       $ 116.5        $ 49.8       $ 54.4
                    Southeast.........................           147.6         130.5            --           --
                    North central.....................           147.4         134.8            .5           .4
                    South central.....................           103.7         101.7          22.3         13.0
                    West..............................            79.3          67.3          14.6         15.3
                    Valuation allowances..............            (9.1)        (15.0)         (9.3)          --
                                                            -----------    ----------    ----------   ----------
                         Total........................         $ 593.4       $ 535.8        $ 77.9       $ 83.1
                                                            ===========    ==========    ==========   ==========

At December 31, 2001, scheduled mortgage loan maturities were as follows: 2002 -- $51.4 million; 2003 -- $82.0 million; 2004 -- $34.7 million; 2005 -- $32.3 million; 2006 -- $94.7 million, and $240.7 million thereafter. Actual maturities will differ from contractual maturities because borrowers may have the right to prepay obligations with or without prepayment penalties and loans may be refinanced. Phoenix Life did not refinance any of its mortgage loans during 2000 and 2001.

The carrying value of delinquent and in process of foreclosure mortgage loans at December 31, 2000 and 2001 is $11.4 million and $5.6 million, respectively. There are valuation allowances of $9.1 million and $15.0 million, respectively, on these mortgages.

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Investment valuation allowances

Investment valuation allowances, which have been deducted in arriving at investment carrying values as presented in the Consolidated Balance Sheets and changes thereto, were as follows:

                                             BALANCE AT                                              BALANCE AT
                                             JANUARY 1,         ADDITIONS        DEDUCTIONS         DECEMBER 31,
                                          ----------------     ------------    --------------     -----------------
               2001:                                                   (IN MILLIONS)
               Mortgage loans.............          $ 9.1            $ 6.1            $  (.2)              $ 15.0
               Real estate................            9.3               --              (9.3)                  --
                                               -----------         --------        ----------            ---------
                    Total.................          $18.4            $ 6.1            $ (9.5)              $ 15.0
                                               ===========         ========        ==========            =========
               2000:
               Mortgage loans.............          $14.3            $ 1.8            $ (7.0)              $  9.1
               Real estate................            3.2              6.1                --                  9.3
                                               -----------         --------        ----------            ---------
                    Total.................          $17.5            $ 7.9            $ (7.0)              $ 18.4
                                               ===========         ========        ==========            =========
               1999:
               Mortgage loans.............          $30.6            $ 9.7            $(26.0)              $ 14.3
               Real estate................            6.4               .2              (3.4)                 3.2
                                               -----------         --------        ----------            ---------
                    Total.................          $37.0            $ 9.9            $(29.4)              $ 17.5
                                               ===========         ========        ==========            =========

Non-income producing mortgage loans and debt securities

The net carrying value of non-income producing mortgage loans was $6.0 million at December 31, 2000; there were no non-income producing mortgage loans during 2001. The amount of interest foregone by non-income producing mortgage loans was $0.5 million for the year ended December 31, 2000. There were no non-income producing debt securities at December 31, 2000 and 2001.

Venture capital partnerships

Phoenix Life invests as a limited partner in venture capital limited partnerships. These partnerships focus on early-stage ventures, primarily in the information technology and life science industries and leveraged buyout funds, as well as direct equity investments in leveraged buyouts and corporate acquisitions. As of December 31, 2001, total unfunded capital commitments were $166.8 million.

Phoenix Life records its equity in the earnings of these partnerships in net investment income.

In the first quarter of 2001, Phoenix Life recorded a charge of $48.8 million (net of income taxes of $26.3 million) representing the cumulative effect of this accounting change on the fourth quarter of 2000. The cumulative effect was based on the actual fourth quarter 2000 financial results as reported by the partnerships.

In the first quarter of 2001, Phoenix Life removed the lag in reporting by estimating the change in Phoenix Life's share of the net equity in earnings of the venture capital partnerships for the period from December 31, 2000, the date of the most recent financial information provided by the partnerships, to Phoenix Life's then current reporting date of March 31, 2001. To estimate the net equity in earnings of the venture capital partnerships for each quarter, Phoenix Life developed a methodology to estimate the change in value of the underlying investee companies in the venture capital partnerships. For public investee companies, Phoenix Life used quoted market prices at the end of each quarter, applying liquidity discounts to these prices in instances where such discounts were applied in the underlying partnerships' financial statements. For private investee companies, Phoenix Life applied a public industry sector index to roll the value forward each quarter. Phoenix Life applies this methodology consistently each quarter with subsequent adjustments to reflect market events reported by the partnerships (e.g., new rounds of financing, initial public offerings and writedowns by the general partners). In addition, Phoenix Life will annually revise the valuations it has assigned to the investee companies to reflect the valuations in the audited financial statements received from the venture capital partnerships. Phoenix Life's venture capital earnings remain subject to variability.

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

The components of net investment income related to venture capital partnerships for the year ended December 31, were as follows:

                                                                              1999          2000            2001
                                                                           ----------    -----------    ------------
                                                                                        (IN MILLIONS)
    Operating losses..................................................        $ (8.9)        $ (7.7)         $ (6.4)
    Realized gains on cash and stock distributions....................          84.7          223.3            17.8
    Net unrealized gains (losses) on investments held in the                    64.1           61.7           (95.9)
       partnerships...................................................     ----------      ---------       ---------
    Total venture capital partnership net investment income (loss)....        $139.9         $277.3          $(84.5)
                                                                           ==========      =========       =========

Other invested assets

Other invested assets were as follows:

                                                                              DECEMBER 31,
                                                                        -------------------------
                                                                           2000          2001
                                                                        -----------    ----------
                                                                             (IN MILLIONS)
            Transportation and equipment leases......................       $ 83.2        $ 85.0
            Affordable housing partnerships..........................         29.1          28.2
            Investment in other affiliates...........................          7.5           9.6
            Seed money in separate accounts..........................         41.2          54.6
            Mezzanine partnerships...................................         30.4          37.1
            Derivatives..............................................           --          10.9
            Other partnership interests..............................         44.3          55.8
                                                                        -----------    ----------
              Total other invested assets............................       $235.7        $281.2
                                                                        ===========    ==========

Separate account assets and investment trusts

Separate account assets and investment trusts assets as of December 31, were as follows:

                                                                       2000                2001
                                                                  ---------------     ---------------
                                                                            (IN MILLIONS)
          Separate accounts .....................................      $ 5,376.6           $ 5,025.2
                                                                  ---------------     ---------------
          Investment trusts:
              Phoenix CDO I .....................................             --               160.1
              Phoenix CDO II ....................................             --               384.7
                                                                  ---------------     ---------------
                   Total investment trusts ......................             --               544.8
                                                                  ---------------     ---------------
          Total separate account assets and investment trusts....      $ 5,376.6           $ 5,570.0
                                                                  ===============     ===============


In 2001, Phoenix Life determined that the investment trusts did not have a substantive amount of outside equity and, as a result, concluded consolidation was required.

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Net investment income

The components of net investment income (loss) for the year ended December 31, were as follows:

                                                                             1999           2000           2001
                                                                           ----------    -----------    -----------
                                                                                        (IN MILLIONS)
         Debt securities.............................................      $   637.4       $  622.2        $ 680.4
         Equity securities...........................................            7.9           13.3            4.4
         Mortgage loans..............................................           66.3           54.6           45.0
         Policy loans................................................          149.0          157.4          168.6
         Real estate.................................................            9.7            9.2           16.1
         Venture capital partnerships................................          139.9          277.3          (84.5)
         Other invested assets.......................................             .7            3.4            7.1
         Cash, cash equivalents and short-term investments...........           22.6           27.5           13.7
                                                                           ----------    -----------    -----------
              Sub-total..............................................        1,033.5        1,164.9          850.8
         Less: investment expenses...................................           13.0           14.3           14.1
                                                                           ----------    -----------    -----------
         Net investment income.......................................        1,020.5        1,150.6          836.7
         Less: net investment income of discontinued operations                 67.4           21.0            6.5
                                                                           ----------    -----------    -----------
              Total net investment income of continuing operations         $   953.1       $1,129.6        $ 830.2
                                                                           ==========    ===========    ===========


Investment income of $4.0 million was not accrued on certain delinquent mortgage loans and defaulted debt securities at December 31, 2001. Phoenix Life does not accrue interest income on impaired mortgage loans and impaired debt securities when the likelihood of collection is doubtful. See note 3--"Summary of Significant Accounting Policies--Valuation of investments" for further information on mortgage loan and debt security impairment.

The payment terms of mortgage loans may, from time to time, be restructured or modified. The investment in restructured mortgage loans, based on amortized cost, amounted to $34.9 million and $31.1 million at December 31, 2000 and 2001, respectively. Interest income on restructured mortgage loans that would have been recorded in accordance with the original terms of such loans amounted to $4.1 million, $3.9 million and $3.6 million in 1999, 2000 and 2001, respectively. Actual interest income on these loans included in net investment income was $3.5 million, $3.1 million and $2.4 million in 1999, 2000 and 2001, respectively.

Investment gains and losses

Net unrealized investment (losses) gains on securities available-for-sale and carried at fair value for the year ended December 31, were as follows:

                                                                1999          2000          2001
                                                             -----------   -----------   -----------
                                                                          (IN MILLIONS)
         Debt securities................................       $ (428.5)     $  213.8        $ 91.3
         Equity securities..............................           63.2        (105.7)        (26.4)
         DAC............................................          260.3        (117.2)        (62.2)
         Deferred income tax (benefits) expense.........          (36.7)         (3.2)           .9
                                                             -----------   -----------   -----------
         Net unrealized investment (losses) gain on
              securities available-for-sale.............       $  (68.3)     $   (5.9)       $  1.8
                                                             ===========   ===========   ===========

The amortized cost of debt securities transferred from held-to-maturity to available-for-sale in 2001 was $2,333.8 million, which resulted in an unrealized gain of $83.9 million, after-tax.

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Net realized investment (losses) gains for the year ended December 31, were as follows:

                                                                                      1999          2000          2001
                                                                                   ----------    -----------   -----------
                                                                                               (IN MILLIONS)
         Debt securities......................................................       $(20.4)       $(54.2)         $(50.9)
         Equity securities....................................................         16.6         146.8            (8.8)
         Mortgage loans.......................................................         18.5           3.0             1.0
         Real estate..........................................................          2.9          (4.3)           (2.5)
         Sale of subsidiary (Note 9)..........................................         40.1           (.8)          222.6
         Other invested assets................................................         18.5          (1.1)          (11.3)
                                                                                   ----------    -----------   -----------
         Net realized investment gains........................................         76.2          89.4           150.1
         Less: net realized investment gains from discontinued operations.....           .4            .2              --
                                                                                   ----------    -----------   -----------
         Net realized investment gains from continuing operations.............       $ 75.8        $ 89.2          $150.1
                                                                                   ==========    ===========   ===========

The proceeds from sales of available-for-sale debt securities and the gross realized gains and gross realized losses on those sales for the year ended December 31, were as follows:


                                                                1999          2000          2001
                                                             -----------   -----------   ------------
                                                                          (IN MILLIONS)
         Proceeds from disposals.......................       $ 1,106.9        $898.5      $1,289.8
         Gross realized gains on sales.................       $    21.8        $  8.7      $   38.1
         Gross realized losses on sales................       $    39.1        $ 53.2      $   27.6

6.       GOODWILL AND OTHER INTANGIBLE ASSETS

Goodwill and other intangible assets were as follows:


                                                                        DECEMBER 31,
                                                                 --------------------------
                                                                     2000          2001
                                                                 -------------   ----------
                                                                        (IN MILLIONS)
         PXP gross amounts:
           Goodwill.........................................         $  425.7          --
           Investment management contracts..................            244.0          --
           Non-compete covenant.............................              5.0          --
           Other............................................              4.5          --
                                                                 -------------   ----------
         Totals ............................................            679.2          --
                                                                 -------------   ----------
         Other gross amounts:
           Goodwill.........................................             11.9      $  4.8
           Intangible asset related to pension plan benefits              8.3        18.8
           Other............................................              1.0         1.0
                                                                 -------------   ----------
         Totals ............................................             21.2        24.6
                                                                 -------------   ----------
         Total gross goodwill and other intangible assets               700.4        24.6
                                                                 -------------   ----------
         Accumulated amortization -PXP......................           (112.4)
         Accumulated amortization -other....................             (5.4)       (2.0)
                                                                 -------------   ----------
             Total goodwill and other intangible assets, net          $ 582.6      $ 22.6
                                                                 =============   ==========


As of June 26, 2001, PXP's net goodwill and intangible assets are no longer consolidated due to the sale of PXP to Phoenix. See note 9--"Related Party Transactions." In 2000, $1.9 million of goodwill associated with the acquisition of PractiCare, Inc. in 1997 was written off.

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

7.       INVESTMENTS IN UNCONSOLIDATED AFFILIATES

Investments in unconsolidated affiliates were as follows:


                                                                            DECEMBER 31,
                                                                    ---------------------------
                                                                        2000           2001
                                                                    -----------    ------------
                                                                            (IN MILLIONS)
         EMCO investment.......................................        $  28.1         $  28.0
         Aberdeen common stock.................................           58.7           103.9
         Aberdeen 7% convertible subordinated notes............           37.5           101.2
         HRH common stock......................................           16.9            18.7
         HRH 5.25% convertible subordinated notes..............           32.0            78.8
                                                                    -----------    ------------
              Total investments in unconsolidated affiliates...        $ 173.2         $ 330.6
                                                                    ===========    ============

The reclassification of Aberdeen and HRH convertible subordinated notes from held-to-maturity to available-for-sale in 2001 resulted in an unrealized gain of $71.9 million, after-tax.

The components of equity in earnings of and interest earned from investments in unconsolidated affiliates for the year ended December 31, were as follows:


                                                                           1999        2000        2001
                                                                         ---------    --------    --------
                                                                                  (IN MILLIONS)
         EMCO investment.........................................           $ 1.1      $ (0.8)      $(0.1)
         Aberdeen common stock...................................             2.9         7.0         5.8
         Aberdeen 7% convertible subordinated notes..............             2.6         2.6         2.6
         HRH common stock........................................              .7         1.2         2.5
         HRH 5.25% convertible subordinated notes................             1.1         1.7         1.7
                                                                         ---------    --------    --------
           Total equity in earnings of and interest earned from
            investments in unconsolidated affiliates before
            income taxes.........................................             8.4        11.7        12.5
         Income tax expense......................................             2.9         4.1         4.4
                                                                         ---------    --------    --------
           Total equity in earnings of and interest earned from
            investments in unconsolidated affiliates.............           $ 5.5      $  7.6       $ 8.1
                                                                         =========    ========    ========

8.       DERIVATIVE INSTRUMENTS

Derivative instruments as of December 31, are summarized below:


                                                          2000                    2001
                                                  ---------------------   ---------------------
                                                             (DOLLARS IN MILLIONS)

         ASSET HEDGES
         ------------
         Foreign currency swaps:
           Notional amount..................            $  24.3                  $  16.4
           Weighted average received rate                 12.11%                   11.91%
           Weighted average paid rate.......              10.61%                   10.68%
           Fair value.......................            $   2.0                  $   2.9

         Interest rate swaps:
           Notional amount..................            $  43.0                  $  80.0
           Weighted average received rate                  7.51%                    6.22%
           Weighted average paid rate.......               6.78%                    2.08%
           Fair value.......................            $   1.9                  $   2.6

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


         LIABILITY HEDGES
         ----------------

         Interest rate floors:
           Notional amount..................           $ 110.0                  $ 110.0
           Weighted average strike rate                  4.79%                    4.79%
           Index rate(1)....................            2-5 Yr.                 2-5 Yr.
                                                       CMT/CMS                  CMT/CMS
           Fair value.......................           $  (.1)                   $   .4

         Interest rate swaps:
           Notional amount..................           $ 410.0                  $ 360.0
           Weighted average received rate                6.66%                    4.84%
           Weighted average paid rate.......             6.50%                    4.59%
           Fair value.......................           $   6.1                  $   4.6

         Interest rate caps:
           Notional amount..................           $  50.0                  $  50.0
           Weighted average strike rate                  7.95%                    7.95%
           Index rate(1)....................        10 Yr. CMT               10 Yr. CMT
           Fair value.......................           $    --                  $    .4

----------

(1) Constant maturity treasury yields (CMT) and constant maturity swap yields
(CMS).

The increase in net investment income related to contractual cash flows on interest rate swap contracts was $1.0 million, $1.4 million and $2.0 million for the years ended December 31, 1999, 2000 and 2001, respectively. The decrease in net investment income related to contractual cash flows on interest rate floor, interest rate cap and swaption contracts was $2.3 million, $2.3 million and $0.1 million for the years ended December 31, 1999, 2000 and 2001, respectively. The estimated fair value of these instruments represent what Phoenix Life would have to pay or receive if the contracts were terminated.

Phoenix Life is exposed to credit risk in the event of nonperformance by counterparties to these financial instruments, but management of Phoenix Life does not expect counterparties will fail to meet their financial obligations, given their high credit ratings. The credit exposure of these instruments is the positive fair value at the reporting date. Management of Phoenix Life considers the likelihood of any material loss on these instruments to be remote.

9.       RELATED PARTY TRANSACTIONS

As of June 25, 2001, the following indirect wholly-owned subsidiaries of Phoenix Life were transferred to Phoenix, or one of its subsidiaries; PXP, Phoenix Charter Oak Trust Company, WS Griffith Securities, Inc., WS Griffith Associates, Inc. and Main Street Management Company. Proceeds from the transfer were $659.8 million. The transfer of these entities resulted in a pre-tax gain of $222.6 million ($146.1 million, net of tax).

PXP, an indirect wholly-owned subsidiary of Phoenix, through its affiliated registered investment advisors, provides investment advisory services (e.g. general account and variable separate account products) to Phoenix Life for a fee. Investment advisory fees incurred by Phoenix Life were $3.7 million for the six months ended December 31, 2001. Amounts payable to the affiliated investment advisors were $546 thousand, as of December 31, 2001. Variable product separate account fees, net of reimbursement were $3.1 million for the six months ended December 31, 2001.

On February 26, 2001, Phoenix Life entered into a $69.0 million subordinated loan agreement with PXP, due March 1, 2006, in exchange for the debentures held by Phoenix Life. Interest is payable quarterly in arrears at an annual rate based on LIBOR plus 2%. For the year ended December 31, 2001, the average blended interest rate was approximately 5%. The loan agreement requires no principal repayment prior to maturity.

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Phoenix Equity Planning Corporation (PEPCO), a wholly-owned subsidiary of PXP, is the principal underwriter of Phoenix Life's annuity and variable life contracts. Contracts may be purchased through registered representatives of a Phoenix affiliate, W.S. Griffith & Co., Inc., as well as other outside broker dealers who are licensed to sell Phoenix Life annuity contracts. As of June 30, 2001 PXP was no longer a subsidiary of Phoenix Life due to the transfer to Phoenix. Phoenix Life incurred commissions for contracts underwritten by PEPCO of $26.5 million for the six months ended December 31, 2001. Amounts payable to PEPCO were $4.7 million, as of December 31, 2001.

Phoenix reimbursed Phoenix Life $42.6 million for expenses incurred in conjunction with the demutualization and $41.5 million for policy credits and payments to eligible policyholders in lieu of stock.

10.      LONG-TERM DEBT


                                                                                       DECEMBER 31,

                                                                                   ---------------------
                                                                                    2000         2001

                                                                                   --------    ---------
                                                                                      (IN MILLIONS)
         Bank borrowings, blended rate 6.9% due in varying amounts to 2004           $230.0     $    --
         Subordinated debentures, 6.0% due 2015..................................      20.1          --
         Surplus notes, 6.95%, due 2006 .........................................     175.0       175.0
                                                                                   --------    ---------
              Total long-term debt...............................................    $425.1     $ 175.0
                                                                                   ========    =========

As of June 26, 2001, PXP's long term debt is no longer consolidated due to the sale of PXP to Phoenix. See note 9 - "Related Party Transactions". Phoenix Life maintained two separate $100 million revolving credit facilities as of June 2001, which were terminated in light of the new master credit facility described below.

In June 2001, Phoenix, Phoenix Life and PXP entered into a $375 million revolving credit facility which matures on June 10, 2005 and terminated Phoenix Life's and PXP's prior credit facilities. Bank of Montreal is the administrative agent for this credit facility. Each company has direct borrowing rights under this credit facility. Phoenix unconditionally guarantees loans to Phoenix Life and PXP. Base rate loans bear interest at the greater of the Bank of Montreal's prime commercial rate or the effective federal funds rate plus 0.5%. Eurodollar rate loans bear interest at LIBOR plus an applicable margin. The credit agreement includes customary financial and operating covenants that include, among other provisions, requirements that Phoenix maintain a minimum stockholders' equity and a maximum debt to capitalization ratio; that Phoenix Life maintain a minimum RBC ratio; and that PXP maintain a maximum debt to capitalization ratio and a minimum stockholders' equity. As of December 31, 2001, Phoenix Life had $249.9 million available, with no credit outstanding for this credit facility.

In November 1996, Phoenix Life issued $175.0 million principal amount of 6.95% surplus notes due December 1, 2006. Each payment of interest on principal of the notes requires the prior approval of the Superintendent of Insurance of the State of New York (the "Superintendent"), and may be made only out of surplus funds which the Superintendent determines to be available for such payment under the New York Insurance Law. The notes contain neither financial covenants nor early redemption provisions, and are to rank pari passu with any subsequently issued surplus, capital or contribution notes or similar obligations of Phoenix Life. Section 1307 of the New York Insurance Law provides that the notes are not part of the legal liabilities of Phoenix Life and are not a basis of any set-off against the company. As of December 31, 2001, Phoenix Life had $175.0 million in surplus notes outstanding.

Interest expense was $34.0 million, $32.7 million and $20.0 million for the years ended December 31, 1999, 2000 and 2001, respectively.

At December 31, 2001, aggregate maturities of long-term debt based on required principal payments are $175.0 million in 2006.

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

11.      INCOME TAXES

A summary of income tax expenses (benefits) applicable to income before income taxes, minority interest, and equity in earnings of and interest earned from investments in unconsolidated affiliates, for the year ended December 31, was as follows:


                                        1999        2000         2001
                                      ---------    --------    ----------
                                                (IN MILLIONS)

         Income taxes:
             Current .............    $  114.0      $123.2       $ (43.3)
             Deferred.............       (15.0)      (67.0)         23.5
                                      ---------    --------    ----------
         Total ...................    $   99.0      $ 56.2       $ (19.8)
                                      =========    ========    ==========

The income taxes attributable to the consolidated results of operations are different than the amounts determined by multiplying income before taxes by the statutory income tax rate. The sources of the difference and the income tax effects of each for the years ended December 31, were as follows:


                                                1999                      2000                      2001
                                        ----------------------   -----------------------   ------------------------
                                          AMOUNT         %         AMOUNT          %         AMOUNT          %
                                        -----------   --------   ------------   --------   ------------   ---------
                                                                  (DOLLARS IN MILLIONS)

         Income tax expense at
           statutory rate........        $  93.1        35%        $  55.1         35%         $ 14.8          35%
         Dividend received
           deduction and tax-
           exempt interest.......           (3.0)       (1)%          (6.7)        (4)%          (7.2)       (17)%
         Other, net..............           (2.7)       (1)%          (2.5)        (2)%          (6.4)       (15)%
                                        -----------   --------   ------------   --------   ------------   ---------
                                            87.4        33%           45.9         29%            1.2           3%
         Differential earnings
           (equity tax)..........           11.6         4%           10.3          7%          (21.0)       (50)%
                                        -----------   --------   ------------   --------   ------------   ---------
         Income taxes............        $  99.0        37%        $  56.2         36%         $(19.8)       (47)%
                                        ===========   ========   ============   ========   ============   =========

The net deferred income tax liability (asset) represents the income tax effects of temporary differences attributable to the consolidated income tax return group. The components were as follows:


                                                                         DECEMBER 31,
                                                                 -------------------------
                                                                    2000          2001
                                                                 -----------    ----------
                                                                        (IN MILLIONS)
         DAC.................................................       $ 217.9      $  234.1
         Unearned premium/deferred revenue...................        (139.0)       (133.6)
         Impairment reserves.................................         (16.8)        (31.3)
         Pension and other post-retirement benefits.......... .       (65.1)        (69.2)
         Investments.........................................         177.0         101.8
         Future policyholder benefits........................        (186.4)       (204.1)
         Investment management contracts.....................          37.5            --
         Deferred intercompany gain..........................            --          76.4
         Other...............................................         (29.2)        (43.8)
                                                                 -----------    ----------
                                                                       (4.1)        (69.7)
         Net unrealized investment gains.....................          11.9          50.2
         Minimum pension liability...........................          (3.3)         (7.7)
         Equity in earnings of unconsolidated affiliates                4.9           4.3
                                                                 -----------    ----------
         Deferred income tax liability (asset), net..........       $   9.4      $  (22.9)
                                                                 ===========    ==========

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Gross deferred income tax assets totaled $439.8 million and $489.7 million at December 31, 2000 and 2001, respectively. Gross deferred income tax liabilities totaled $466.8 million and $449.2 million at December 31, 2000 and 2001, respectively. It is management's assessment, based on Phoenix's earnings and projected future taxable income, that it is more likely than not that deferred income tax assets at December 31, 2000 and 2001 will be realized.

12.      COMPREHENSIVE INCOME

The components of, and related income tax effects for, other comprehensive income for the years ended December 31, were as follows:


                                                           1999            2000           2001
                                                       ------------    ------------   ------------
                                                                      (IN MILLIONS)

         Unrealized (losses) gains on securities
           available-for-sale:
           Before-tax amount.......................      $ (102.8)          $ 81.5        $ (1.4)
           Income tax (benefit) expense............         (36.0)            28.5           (.5)
                                                       ------------    ------------   ------------
                Totals.............................         (66.8)            53.0           (.9)
                                                       ------------    ------------   ------------
         Reclassification adjustment for net gains
           realized in net income:
           Before-tax amount.......................          (2.2)           (90.6)        (15.4)
           Income tax benefit......................           (.7)           (31.7)         (5.4)
                                                       ------------    ------------   ------------
                Totals.............................          (1.5)           (58.9)        (10.0)
                                                       ------------    ------------   ------------
         Net unrealized losses on securities
           available-for-sale:
           Before-tax amount.......................        (105.0)            (9.1)        (16.8)
            Income tax benefit.....................         (36.7)            (3.2)         (5.9)
                                                       ------------    ------------   ------------
                Totals.............................      $  (68.3)          $ (5.9)       $(10.9)
                                                       ============    ============   ============
         Minimum pension liability adjustment:
           Before-tax amount.......................      $   (2.3)          $  2.4        $(12.8)
           Income tax (benefit) expense............           (.8)              .8          (4.5)
                                                       ------------    ------------   ------------
                Totals.............................      $   (1.5)          $  1.6        $ (8.3)
                                                       ============    ============   ============

         Unrealized gain on security transfer
           from held-to-maturity to
           available-for-sale:
           Before-tax amount.......................      $      --          $   --        $129.1
           Income tax benefit......................             --              --          45.2
                                                       ------------    ------------   ------------
                Totals.............................      $      --          $   --        $ 83.9
                                                       ============    ============   ============
         Unrealized gains on derivatives:
           Before-tax amount.......................      $      --          $   --        $  6.0
           Income tax expense......................             --              --           2.1
                                                       ------------    ------------   ------------
                Totals.............................      $      --          $   --        $  3.9
                                                       ============    ============   ============
         Equity adjustment for policyholder
           dividend obligation:
           Before-tax amount.......................      $      --          $   --        $(13.5)
           Income tax benefit......................             --              --          (4.7)
                                                       ------------    ------------   ------------
                Totals.............................      $      --          $   --        $ (8.8)
                                                       ============    ============   ============
         Cumulative effect of accounting change
           for derivatives:

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

            Before-tax amount......................      $      --          $   --        $  1.7
            Income tax expense.....................             --              --            .6
                                                       ------------    ------------   ------------
                Totals.............................      $      --          $   --        $  1.1
                                                       ============    ============   ============

The following table summarizes accumulated other comprehensive income for the years ended December 31:

                                                             1999           2000        2001
                                                          ----------    -----------   ----------
                                                                       (IN MILLIONS)

         Net unrealized gains (losses) on securities
            available-for-sale:
           Balance, beginning of year..................     $ 100.5         $ 32.2      $  26.3
           Change during period........................       (68.3)          (5.9)       (10.9)
                                                          ----------    -----------   ----------
           Balance, end of year........................        32.2           26.3         15.4
                                                          ----------    -----------   ----------
         Minimum pension liability adjustment:
           Balance, beginning of year..................        (6.2)          (7.7)        (6.1)
           Change during period........................        (1.5)           1.6         (8.3)
                                                          ----------    -----------   ----------
           Balance, end of year........................        (7.7)          (6.1)       (14.4)
                                                          ----------    -----------   ----------

         Net unrealized gain on security transfer
           from held-to-maturity to available-for-sale:
           Balance, beginning of year..................          --             --           --
           Change during period........................          --             --         83.9
                                                          ----------    -----------   ----------
           Balance, end of year........................          --             --         83.9

                                                          ----------    -----------   ----------
         Unrealized gains on derivatives:
           Balance, beginning of year..................          --             --           --
           Change during period........................          --             --          3.9
                                                          ----------    -----------   ----------
           Balance, end of year........................          --             --          3.9
                                                          ----------    -----------   ----------
         Equity adjustment for policyholder
           dividend obligation:
           Balance, beginning of year..................          --             --           --
           Change during period........................          --             --         (8.8)
                                                          ----------    -----------   ----------
           Balance, end of year........................          --             --         (8.8)
                                                          ----------    -----------   ----------
         Cumulative effect of accounting change
           for derivatives:
           Balance, beginning of year..................          --             --           --

           Change during period........................          --             --          1.1
                                                          ----------    -----------   ----------
           Balance, end of year........................          --             --          1.1
                                                          ----------    -----------   ----------
         Accumulated other comprehensive income:
           Balance, beginning of year..................        94.3           24.5         20.2
           Change during period........................       (69.8)          (4.3)        60.9
                                                          ----------    -----------   ----------
           Balance, end of year........................     $  24.5         $ 20.2      $  81.1
                                                          ==========    ===========   ==========

13.      DISCONTINUED OPERATIONS

During 1999, Phoenix Life discontinued its reinsurance, real estate management and group life and health operations. The discontinuation of these operations resulted from the sale of several operations, a signed agreement to sell one of the operations and the implementation of plans to withdraw from the remaining businesses. The operating results of discontinued operations and the gain or loss on disposal are shown in the summary section below.

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Reinsurance Operations

In 1999, Phoenix Life exited its reinsurance operations through a combination of sale, reinsurance and placement of certain components into run-off. The reinsurance operations consisted primarily of individual life reinsurance as well as group accident and health reinsurance business. Accordingly, Phoenix Life estimated sales proceeds, net premiums, net claims payments and expenses of winding-down the business. As a result, in 1999 Phoenix Life recognized a $173.1 million pre-tax loss on the disposal of reinsurance operations. The significant components of the loss on the disposal of reinsurance operations were as follows:

On August 1, 1999, Phoenix Life sold its individual life reinsurance operations and certain group health reinsurance business to Employers Reassurance Corporation for $130 million. The transaction was structured as a reinsurance and asset sale transaction (assumption reinsurance), resulting in a pre-tax gain of $113 million. The pre-tax income from operations for the seven months prior to disposal was $19 million. During the third quarter of 2000, Phoenix Life recorded a pre-tax charge of $6 million to reflect an adjustment to estimated individual life reinsurance reserves in accordance with the sales agreement.

During 1999, Phoenix Life placed the retained group accident and health reinsurance business into run-off. Phoenix Life adopted a formal plan to stop writing new contracts covering these risks and end the existing contracts as soon as those contracts would permit. However, Phoenix Life remained liable for claims under those contracts.

In 1999, Phoenix Life reviewed the run-off block and estimated the amount and timing of future net premiums, claims and expenses. Consequently, Phoenix Life increased reserve estimates on the run-off block by $180 million (pre-tax). In addition, as part of the exit strategy, Phoenix Life purchased aggregate excess of loss reinsurance to further protect Phoenix Life from unfavorable results from this discontinued business. This reinsurance is subject to an aggregate retention of $100 million on the discontinued business. Phoenix Life may commute the agreement at any time after September 30, 2004, subject to automatic commutation effective September 30, 2019. Phoenix Life incurred an initial expense of $130 million on the acquisition of this reinsurance.

During 2000, Phoenix Life updated its estimates of future losses related to the group accident and health reinsurance business as well as future expenses associated with managing the run-off. Based on the most recent information available, Phoenix Life increased reserve estimates on the run-off block by $97 million (pre-tax). Phoenix Life determined that the increase to reserves was needed based on revised actuarial assumptions to reflect current and expected deteriorating trends in claim experience and higher than anticipated expenses.

During 2001, Phoenix Life reviewed its estimates of future losses related to the group accident and health reinsurance business as well as future expenses associated with managing the run-off. Based on the most recent information available, Phoenix Life did not recognize any additional reserve provisions.

The additional reserves and aggregate excess of loss reinsurance coverage are expected to cover the run-off of the business; however, the nature of the underlying risks is such that the claims may take years to reach the reinsurers involved. Therefore, Phoenix Life expects to pay claims out of existing estimated reserves for up to ten years as the level of business diminishes.

A significant portion of the claims arising from the discontinued group accident and health reinsurance business arises from the activities of Unicover Managers, Inc. ("Unicover"). Unicover organized and managed a group, or pool, of insurance companies ("Unicover pool") and certain other facilities, which reinsured the life and health insurance components of workers' compensation insurance policies issued by various property and casualty insurance companies. Phoenix Life was a member of the Unicover pool. Phoenix Life terminated its participation in the Unicover pool effective March 1, 1999.

Phoenix Life is involved in disputes relating to the activities of Unicover. Under Unicover's underwriting authority, the Unicover pool and Unicover facilities wrote a dollar amount of reinsurance coverage that was many times greater than originally estimated. As a member of the Unicover pool, Phoenix Life is involved in

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

several proceedings in which the pool members assert that they can deny coverage to certain insurers which claim that they purchased reinsurance coverage from the pool.

Further, Phoenix Life was, along with Sun Life Assurance of Canada ("Sun Life") and Cologne Life Reinsurance Company ("Cologne Life"), a retrocessionaire (meaning a reinsurer of other reinsurers) of the Unicover pool and two other Unicover facilities, providing the pool and facility members with reinsurance of the risks that the pool and facility members had assumed. In September 1999, Phoenix Life joined an arbitration proceeding that Sun Life had begun against the members of the Unicover pool and the Unicover facilities. In this arbitration, Phoenix and Sun Life sought to cancel their retrocession agreement on the grounds that material misstatements and nondisclosures were made to them about, among other things, the amount of risks they would be reinsuring. The arbitration proceedings are ongoing only with respect to the Unicover pool, because Phoenix Life, Sun Life and Cologne Life reached settlement with the two Unicover facilities in the first quarter of 2000 (see discussion below).

In its capacity as a retrocessionaire of the Unicover business, Phoenix Life had an extensive program of its own reinsurance in place to protect it from financial exposure to the risks it had assumed. Currently, Phoenix Life is involved in separate arbitration proceedings with three of its own retrocessionaires which are seeking on various grounds to avoid paying any amounts to Phoenix Life. Most of these proceedings remain in their preliminary phases. Because the same retrocession program that covers Phoenix Life's Unicover business covers a significant portion of its other remaining group accident and health reinsurance business, Phoenix Life could have additional material losses if one or more of its retrocesssionaires successfully avoids its obligations.

During 2000, Phoenix Life reached settlements with several of the companies involved in Unicover. On January 13, 2000, Phoenix Life and the other member companies of the Unicover pool settled with EBI Indemnity Company and affiliates of the Orion Group ("EBI/Orion"), by which all pool members were released from their obligations as reinsurers of EBI/Orion. On January 21, 2000, Phoenix Life settled with Reliance Insurance Company ("Reliance") and its parent Reliance Group Holdings, Inc. and was released from its obligations as a reinsurer of the so-called Reliance facility. On March 27, 2000, Phoenix Life settled with Reliance, Lincoln National Life Insurance Company and Lincoln National Health and Casualty Company, releasing Phoenix Life from its obligations as a reinsurer of the so-called Lincoln facility. On May 28, 2000, Phoenix Life reached an agreement with one of its retrocessionaires, and recovered a substantial portion of its settlement cost on the Reliance settlement. Financial terms of these settlements were consistent with the provisions established by Phoenix Life in 1999. There was no effect on net income resulting from these settlements for the year ended December 31, 2000.

A second set of disputes involves personal accident business that was reinsured in the London reinsurance market in the mid-1990s in which Phoenix Life participated. The disputes involve multiple layers of reinsurance, and allegations that the reinsurance program created by the brokers involved in placing those layers was interrelated and devised to disproportionately pass losses to a top layer of reinsurers. Many companies who participated in this business are involved in arbitrations in which those top layer companies are attempting to avoid their obligations on the basis of misrepresentation. Because of the complexity of the disputes and the reinsurance arrangements, many of these companies are currently participating in negotiations of the disputes for certain contract years, and Phoenix Life believes that similar discussions will follow for the remaining years. Although Phoenix Life is vigorously defending its contractual rights, Phoenix Life is actively involved in the attempt to reach negotiated business solutions.

Given the uncertainty associated with litigation and other dispute resolution proceedings, and the expected long-term development of net claims payments, the estimated amount of the loss on disposal of reinsurance discontinued operations may differ from actual results. However, it is management's opinion, after consideration of the provisions made in these financial statements, as described above, that future developments will not have a material effect on Phoenix Life's consolidated financial position.

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

The other component of the loss on the disposal of reinsurance discontinued operations in 1999 was as follows:

On June 30, 1999, PM Holdings sold Financial Administrative Services, Inc. ("FAS"), its third party administration subsidiary affiliated with individual life reinsurance, to CYBERTEK, a wholly-owned subsidiary of Policy Management Systems Corporation. Proceeds from the sale were $8.0 million for the common stock plus $1.0 million for a covenant not-to-compete, resulting in a pre-tax gain of $3.8 million.

In addition to the $9.0 million sale price, Phoenix Life will receive additional proceeds contingent on certain revenue targets. Phoenix Life recorded a note receivable for $4.0 million which, under the terms of the agreement, CYBERTEK will repay in six annual installments commencing March 31, 2001 through March 31, 2006. The contingent proceeds will be determined annually but in total, will range from a minimum of $4.0 million to a maximum of $16.0 million. Phoenix received $1.9 million from Computer Sciences Corporation, the successor to CYBERTEK, in 2001.

Real Estate Management Operations

On March 31, 1999, Phoenix Life sold its real estate management subsidiary, Phoenix Realty Advisors, to Henderson Investors International Holdings, B.V. for $7.9 million in cash. The pre-tax gain realized on this transaction was $7.1 million.

On May 25, 2000, Phoenix Life sold its investment in 50% of the outstanding common stock of Pinnacle Realty Management Company, Inc., a real estate property management firm, for $6.0 million. This sale represented Phoenix Life's entire interest in Pinnacle Realty Management Company, Inc. and Phoenix Life now has no other real estate management business. The transaction resulted in a pre-tax loss of $0.6 million.

Group Life and Health Operations

On April 1, 2000, Phoenix Life sold its group life and health business to GE Financial Assurance Holdings, Inc. ("GEFA") except for Phoenix Dental Services, Inc. and California Benefits Dental Plan. Specifically, Phoenix Group Holdings and PM Holdings sold 97% of the common stock of Phoenix American Life Insurance Company and 100% of the common stock of Phoenix Group Services, Inc. and Clinical Disability Management, Inc. for $283.9 million. This amount is comprised of $238.9 million in cash and $45.0 million in common stock of GE Life and Annuity Assurance Company, an affiliate of GEFA. The common stock represents a 3.1% interest in GE Life and Annuity Assurance Company. Phoenix Life retains ownership of 3% of the common stock of Phoenix American Life Insurance Company. Phoenix Life has a right to put these shares back to GEFA beginning in 2005 and ending in 2007. These investments are reported as equity securities on the Consolidated Balance Sheets. The pre-tax gain on the sale was $72.1 million and is reported in discontinued operations gain on disposal, net of income taxes.

The sale to GEFA of 100% of the common stock of Phoenix Dental Services, Inc. and California Benefits Dental Plan closed on October 31, 2000. The sales proceeds for these entities were $2.0 million, which resulted in a pre-tax loss of $0.4 million.

Summary

The assets and liabilities of the discontinued operations have been excluded from the assets and liabilities of continuing operations and separately identified on the Consolidated Balance Sheets. Net assets of the discontinued operations totaled $25.5 million and $20.8 million as of December 31, 2000 and 2001, respectively.

The operating results of discontinued operations and the gain or loss on disposal are presented below. There were no operating results for the year ended December 31, 2001 because the operations were discontinued prior to January 1, 2001.

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


                                                                            YEAR ENDED DECEMBER 31,
                                                                         ----------------------------
                                                                            1999            2000
                                                                         ------------    ------------
         INCOME FROM DISCONTINUED OPERATIONS                                    (IN MILLIONS)
         Revenues:
           Reinsurance Operations.....................................      $     --        $     --
           Group Life and Health Operations...........................         453.8           117.6
           Real Estate Management Operations..........................           1.2              .4
                                                                         ------------    ------------
         Total revenues...............................................      $  455.0        $  118.0
                                                                         ============    ============
         Income from discontinued operations:
           Reinsurance Operations.....................................      $     --        $     --
           Group Life and Health Operations...........................          56.8            14.8
           Real Estate Management Operations..........................          (1.6)            (.3)
                                                                         ------------    ------------
         Income from discontinued operations before income taxes                55.2            14.5
         Income taxes.................................................          19.1             5.1
                                                                         ------------    ------------
         Income from discontinued operations, net of income taxes           $   36.1        $    9.4
                                                                         ============    ============

         LOSS ON DISPOSAL OF DISCONTINUED OPERATIONS (Loss) gain on disposal:

           Reinsurance Operations.....................................      $ (173.1)       $ (103.0)
           Real Estate Management Operations..........................           5.9             (.6)
           Group Life and Health Operations...........................            --            71.7
                                                                         ------------    -------------
         Loss on disposal of discontinued operations before income
            taxes.....................................................        (167.2)          (31.9)
         Income taxes.................................................         (58.2)          (11.0)
                                                                         ------------    -------------
         Loss on disposal of discontinued operations, net of income
            taxes.....................................................      $ (109.0)       $  (20.9)
                                                                         ============    =============

14.      CLOSED BLOCK

On the date of demutualization, Phoenix Life established a closed block for the benefit of holders of certain individual participating life insurance policies and annuities of Phoenix Life for which Phoenix Life had a dividend scale payable in 2000. Assets have been allocated to the closed block in an amount that has been determined to produce cash flows which, together with anticipated revenues from the policies included in the closed block, are reasonably expected to be sufficient to support obligations and liabilities relating to these policies, including, but not limited to, provisions for the payment of claims and certain expenses and taxes, and to provide for the continuation of policyholder dividend scales in effect for 2000, if the experience underlying such dividend scales continues, and for appropriate adjustments in such scales if such experience changes. The closed block assets, the cash flows generated by the closed block assets and the anticipated revenues from the policies in the closed block will benefit only the holders of the policies in the closed block. To the extent that, over time, cash flows from the assets allocated to the closed block and claims and other experience related to the closed block are, in the aggregate, more or less favorable than what was assumed when the closed block was established, total dividends paid to closed block policyholders in the future may be greater than or less than the total dividends that would have been paid to these policyholders if the policyholder dividend scales in effect for 2000 had been continued. Any cash flows in excess of amounts assumed will be available for distribution over time to closed block policyholders and will not be available to stockholders. If the closed block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside of the closed block. The closed block will continue in effect as long as any policy in the closed block remains in force.

Other than the provisions of SOP 00-3, Phoenix Life uses the same accounting principles to account for the participating policies included in the closed block as it used prior to the date of demutualization. In particular,

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

deferred policy acquisition costs are amortized in proportion to estimated gross margins and the liability for future benefits and services is calculated using the net level premium method.

SOP 00-3 requires the establishment of a policyholder dividend obligation for earnings that inure to benefit policyholders. The excess of closed block liabilities over closed block assets at the effective date of the demutualization (adjusted to eliminate the impact of related amounts in accumulated other comprehensive income) represents the estimated maximum future earnings from the closed block expected to result from operations attributed to the closed block after income taxes. Earnings of the closed block are recognized in income over the period the policies and contracts in the closed block remain inforce. Management believes that over time the actual cumulative earnings of the closed block will approximately equal the expected cumulative earnings of the closed block due to the effect of dividend changes. If, over the period the closed block remains in existence, the actual cumulative earnings of the closed block are greater than the expected cumulative earnings of the closed block, Phoenix Life will pay the excess of the actual cumulative earnings of the closed block over the expected cumulative earnings to closed block policyholders as additional policyholder dividends unless offset by future unfavorable experience of the closed block and, accordingly, will recognize only the expected cumulative earnings in income with the excess recorded as a policyholder dividend obligation. If over such period, the actual cumulative earnings of the closed block are less than the expected cumulative earnings of the closed block, Phoenix Life will recognize only the actual earnings in income. However, Phoenix Life may change policyholder dividend scales in the future which would be intended to increase future actual earnings until the actual cumulative earnings equal the expected cumulative earnings.

In addition to the closed block assets, we hold assets outside the closed block in support of closed block liabilities. Investment earnings on these assets less allocated expenses and the amortization of deferred acquisition costs provide an additional source of earnings to our shareholders. In addition, the amortization of deferred acquisition costs requires the use of various assumptions. To the extent that actual experience is more or less favorable than assumed, shareholder earnings will be impacted.

The principal cash flow items that affect the amount of closed block assets and liabilities are premiums, net investment income, purchases and sales of investments, policyholders' benefits, policyholder dividends, premium taxes and income taxes. The principal income and expense items excluded from the closed block are management and maintenance expenses, commissions, and investment income and realized investment gains and losses of investment assets outside the closed block that support the closed block business, all of which enter into the determination of total gross margins of closed block policies for the purpose of the amortization of deferred acquisition costs. The amounts shown in the table below for assets and liabilities are those that enter into the determination of amounts to be paid to policyholders.

As specified in the plan of reorganization, the allocation of assets for the closed block was made as of December 31, 1999. Consequently, cumulative earnings on the closed block assets and liabilities for the period January 1, 2000 to December 31, 2001 in excess of expected cumulative earnings do not inure to stockholders and have been used to establish a policyholder dividend obligation as of December 31, 2001. The initial policyholder dividend obligation of $115.5 million consists of $45.2 million of earnings for the period January 1, 2000 to June 30, 2001 and unrealized gains on assets in the closed block as of June 30, 2001 of $70.3 million. The increase in the policyholder dividend obligation of $51.7 million pre-tax, consists of $13.2 million of pre-tax earnings for the period July 1, 2001 to December 31, 2001 and the change in unrealized gains on assets in the closed block for the period July 1, 2001 to December 31, 2001 of $38.5 million, pre-tax. The following sets forth certain summarized financial information relating to the closed block as of the dates indicated:

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


                                                                                     JUNE 30,        DECEMBER 31,
                                                                                       2001              2001
                                                                                   --------------  -----------------
                                                                                            (IN MILLIONS)
           Closed block liabilities:
           -------------------------
              Policy liabilities and accruals and policyholder deposit funds.....      $ 8,937.8          $ 9,150.2
              Policyholder dividends payable.....................................          364.2              357.3
              Policyholder dividend obligation...................................          115.5              167.2
              Other closed block liabilities.....................................           56.1               57.0
                                                                                   --------------  -----------------
                    Total closed block liabilities...............................        9,473.6            9,731.7
                                                                                   --------------  -----------------
           Closed block assets:
           --------------------
              Held-to-maturity debt securities at amortized cost.................        1,594.5                 --
              Available-for-sale debt securities at fair value...................        3,922.7            5,734.2
              Mortgage loans.....................................................          390.6              386.5
              Policy loans.......................................................        1,412.5            1,407.1
              Deferred income taxes..............................................          384.8              392.6
              Investment income due and accrued..................................          125.1              125.3
              Net due and deferred premiums......................................           39.4               41.1
              Cash and cash equivalents..........................................          186.1              239.7
              Other closed block assets..........................................            2.6               14.8
                                                                                   --------------  -----------------
                    Total closed block assets....................................        8,058.3            8,341.3
                                                                                   --------------  -----------------
           Excess of reported closed block liabilities over closed block assets        $ 1,415.3          $ 1,390.4
                                                                                   ==============  =================


           Maximum future earnings to be recognized from closed block assets
              and liabilities....................................................      $ 1,415.3          $ 1,390.4
                                                                                   ==============  =================
           Change in policyholder dividend obligation:
           -------------------------------------------
              Balance at beginning of period.....................................      $      --          $   115.5
              Change during the period...........................................          115.5               51.7
                                                                                   --------------  -----------------
              Balance at end of period...........................................      $   115.5          $   167.2
                                                                                   ==============  =================

The following sets forth certain summarized financial information relating to the closed block for the six months ended December 31, 2001 (in millions):


         Closed block revenues:
         ----------------------
                Premiums....................................................................         $ 565.7
                Net investment income.......................................................           281.1
                Realized investment losses, net.............................................           (18.4)
                                                                                               --------------
                     Total revenues.........................................................           828.4
                                                                                               --------------
         Closed block benefits and expenses:
         -----------------------------------
                Benefits to policyholders and increase in liabilities ......................           580.0
                Other operating costs and expenses..........................................             6.1
                Change in policyholder dividend obligation..................................            13.2
                Dividends to policyholders..................................................           190.8
                                                                                               --------------
                     Total benefits and expenses............................................           790.1
                                                                                               --------------
                     Contribution from the closed block, before income taxes................            38.3
                      Income tax expense....................................................            13.4
                                                                                               --------------
                     Contributions from closed block, after income taxes....................         $  24.9
                                                                                               ==============

15.      PROPERTY, EQUIPMENT AND LEASEHOLD IMPROVEMENTS

Property, equipment and leasehold improvements, consisting primarily of office buildings occupied by Phoenix Life, are stated at depreciated cost. Real estate occupied by Phoenix Life was $83.9 million and $79.1 million at December 31, 2000 and 2001, respectively. Phoenix Life provides for depreciation using straight-line and accelerated methods over the estimated useful lives of the related assets which generally range from

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

five to forty years. Accumulated depreciation and amortization was $204.0 million and $190.4 million at December 31, 2000 and 2001, respectively.

Rental expenses for operating leases, principally with respect to buildings, amounted to $16.3 million, $14.1 million and $13.4 million in 1999, 2000 and 2001, respectively, for continuing operations. Future minimum rental payments under non-cancelable operating leases for continuing operations were approximately $27.0 million as of December 31, 2001, payable as follows: 2002 -- $10.4 million; 2003 -- $7.1 million; 2004 -- $4.7 million; 2005 -- $3.0 million;
2006 -- $1.2 million; and $0.6 million thereafter.

16.      DIRECT BUSINESS WRITTEN AND REINSURANCE

Phoenix Life cedes reinsurance as a means of diversifying underwriting risk. To the extent that reinsuring companies may not be able to meet their obligations under reinsurance agreements in effect, Phoenix Life remains liable. Failure of the reinsurers to honor their obligations could result in losses to the company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, Phoenix Life evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar geographic regions, activities, or economic characteristics of the reinsurers. For direct issues, the maximum of individual life insurance retained by Phoenix Life on any one life is $8 million for single life and joint first-to-die policies and $10 million for joint last-to-die policies, with excess amounts ceded to reinsurers. Phoenix reinsures 80% of the mortality risk on the in force block of the Confederation Life business acquired on December 31, 1997. In addition, Phoenix entered into two separate reinsurance agreements on October 1, 1998 and July 1, 1999 to reinsure 80% of the mortality risk on a substantial portion of its otherwise retained individual life insurance business. Also, Phoenix reinsures 80% to 90% of the mortality risk on certain new issues of term, universal life, variable universal life and whole life products. Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liability associated with the reinsured policy. In addition, Phoenix assumes and cedes business related to the group accident and health block in run-off. While Phoenix is not writing any new contracts, Phoenix is contractually obligated to assume and cede premiums related to existing contracts.

Additional information on direct business written and reinsurance assumed and ceded for the years ended December 31, was as follows:




                                                                     1999             2000             2001
                                                                ---------------- ---------------  ---------------
                                                                                 (IN MILLIONS)
      Direct premiums..........................................      $  1,677.5      $  1,399.2      $  1,292.5
      Reinsurance assumed......................................           416.2           202.4            72.9
      Reinsurance ceded........................................          (323.0)         (280.9)         (221.5)
                                                                ---------------- ---------------  ---------------
      Net premiums.............................................         1,770.7         1,320.7         1,143.9
      Less net premiums of discontinued operations.............          (595.0)         (173.3)          (31.2)
                                                                ---------------- ---------------  ---------------
      Net premiums of continuing operations....................      $  1,175.7      $  1,147.4         1,112.7
                                                                ================ ===============  ===============
      Percentage of amount assumed to net premiums.............             24%             15%              6%
                                                                ================ ===============  ===============
      Direct policy and contract claims incurred...............      $    622.3      $    545.0      $    475.2
      Reinsurance assumed......................................           563.8           257.8           116.2
      Reinsurance ceded........................................          (285.4)         (216.2)         (226.1)
                                                                ---------------- ---------------  ---------------
      Net policy and contract claims incurred..................           900.7           586.6           365.3
      Less net incurred claims of discontinued operations......          (661.7)         (234.6)          (13.9)
                                                                ---------------- ---------------  ---------------
      Net policy and contract claims incurred
        of continuing operations...............................      $    239.0      $    352.0      $    351.4
                                                                ================ ===============  ===============

      Direct life insurance in force...........................      $131,052.1      $107,600.7      $111,743.1
      Reinsurance assumed......................................       139,649.9         1,736.4           464.4
      Reinsurance ceded........................................      (207,192.0)      (72,042.4)      (75,787.5)
                                                                ---------------- ---------------  ---------------
      Net insurance in force...................................        63,510.0        37,294.7        36,420.0
      Less insurance in force of discontinued operations.......        (1,619.5)             --            (1.0)

                                                                ---------------- ---------------  ---------------
      Net insurance in force of continuing operations..........      $ 61,890.5      $ 37,294.7      $ 36,419.0
                                                                ================ ===============  ===============
      Percentage of amount assumed to net
        insurance in force.....................................            220%              5%              1%
                                                                ================ ===============  ===============

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Irrevocable letters of credit aggregating $17.5 million at December 31, 2001 have been arranged with United States of America commercial banks in favor of Phoenix to collateralize the ceded reserves. Additional collateral of $73.8 million was in the form of trust agreements for unauthorized reinsurers.

17.      PARTICIPATING LIFE INSURANCE

Participating life insurance in force was 60.0% and 50.4% of the face value of total individual life insurance in force at December 31, 2000 and 2001, respectively. The premiums on participating life insurance policies were 76.8%, 73.1% and 65.3% of total individual life insurance premiums in 1999, 2000, and 2001, respectively.

18.      DEFERRED POLICY ACQUISITION COSTS

The following reflects the amount of policy acquisition costs deferred and amortized for the years ended December 31:


                                                                        1999          2000            2001
                                                                     -----------   ------------    -----------
                                                                                  (IN MILLIONS)
         Balance at beginning of year..............................  $ 1,058.2     $ 1,318.8        $1,019.0
         Acquisition cost deferred.................................      148.2         172.8           206.1
         Amortized to expense during the year......................     (147.9)       (356.0)         (133.0)
         Equity adjustment for policyholder dividend obligation             --            --             3.1
         Adjustment to net unrealized investment gains (losses)
         included in other comprehensive income....................      260.3        (116.6)           28.5
                                                                     -----------   ------------    -----------
         Balance at end of year....................................  $ 1,318.8     $ 1,019.0        $1,123.7
                                                                     ===========   ============    ===========

In conjunction with the December 31, 1997 acquisition of the Confederation Life business, PVFP of $141.2 million is reflected as an element of deferred acquisition costs. The estimated amount to be amortized for the years ending December 31, 2002, 2003, 2004, 2005 and 2006 is $10.3 million, $9.2 million,
$7.9 million, $6.1 million and $4.8 million, respectively. The following is an analysis of PVFP for the years ended December 31:


                                              1999          2000         2001
                                            ----------    ----------   ----------
                                                       (IN MILLIONS)
         Balance at beginning of year.....    $ 136.8       $ 112.7       $ 96.9
         Amortization.....................      (24.1)        (15.8)       (16.3)
                                            ----------    ----------   ----------
         Balance at end of year...........    $ 112.7       $  96.9        $80.6
                                            ==========    ==========   ==========

Interest accrued on the unamortized PVFP balance for the years ended December 31, 1999, 2000 and 2001 was $8.9 million, $7.3 million and $5.8 million, respectively. Interest is accrued at 7.25% on the whole life business and 5.85% on the universal life business.

In the fourth quarter of 2000, Phoenix's Board of Directors approved management's recommendation to reallocate assets supporting Phoenix's participating life policies. This asset reallocation resulted from (1) the execution of Phoenix's wealth management strategy and the resulting significant change in the composition of new life insurance annualized premiums and (2) a review of assets appropriate for the closed block that would be established if Phoenix reorganized from a mutual life insurance company to a stock life insurance company in 2001. This reallocation impacted the estimated future gross margins used to determine the amortization of DAC for participating policies. Accordingly, the revisions to estimated future gross margins resulted in a $218.2 million charge to earnings ($141.8 million, net of tax).

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

19.      MINORITY INTEREST

Phoenix Life's interests in PFG Holdings are represented by ownership of approximately 67% of the outstanding shares of common stock at December 31, 2001. Earnings and equity attributable to minority stockholders are included in minority interest in the Consolidated Financial Statements.

20.      FAIR VALUE DISCLOSURES OF FINANCIAL INSTRUMENTS

Other than debt securities being held-to-maturity, financial instruments that are subject to fair value disclosure requirements (insurance contracts are excluded) are carried in the Consolidated Financial Statements at amounts that approximate fair value. The fair values presented for certain financial instruments are estimates which, in many cases, may differ significantly from the amounts which could be realized upon immediate liquidation. In cases where market prices are not available, estimates of fair value are based on discounted cash flow analyses that utilize current interest rates for similar financial instruments that have comparable terms and credit quality.

The following methods and assumptions were used to estimate the fair value of each class of financial instruments:

Cash and cash equivalents

The carrying amount of cash and cash equivalents approximates fair value.

Short-term investments

The carrying amount of short-term investments approximates fair value.

Debt securities

Fair values are based on quoted market prices where available or quoted market prices of comparable instruments. Fair values of private placement debt securities are estimated using discounted cash flows that reflect interest rates currently being offered with similar terms to borrowers of similar credit quality.

Derivative instruments

Phoenix's derivative instruments include interest rate swap, cap and floor agreements, swaptions and foreign currency swap agreements. Fair values for these contracts are based on current settlement values. These values are based on brokerage quotes that utilize pricing models or formulas based upon current assumptions for the respective agreements.

Equity securities

Fair values are based on quoted market prices where available. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models.

Mortgage loans

Fair values are calculated as the present value of scheduled payments, with the discount based upon the Treasury rate comparable for the remaining loan duration, plus a spread of between 130 and 800 basis points, depending on the internal quality rating of the loan. For loans in foreclosure or default, values were determined assuming principal recovery was the lower of the loan balance or the estimated value of the underlying property.

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Policy loans

Fair values are estimated as the present value of loan interest and policy loan repayments discounted at the ten year Treasury rate. Loan repayments were assumed only to occur as a result of anticipated policy lapses and it was assumed that annual policy loan interest payments were made at the guaranteed loan rate less 17.5 basis points. Discounting was at the ten year Treasury rate, except for policy loans with a variable policy loan rate. Variable policy loans have an interest rate that is reset annually based upon market rates and therefore, book value is a reasonable approximation of fair value.

Venture capital partnerships

Fair value of venture capital partnerships is based on the fair value of these partnerships' underlying investments.

At December 31, 2000, the fair values of the underlying investments were calculated as the closing market prices for investments that were publicly traded. For investments that were not publicly traded, fair value was based on estimated fair value as determined by the general partner after giving consideration to operating results, financial conditions, recent sales prices of issuers' securities and other pertinent information.

At December 31, 2001, for underlying investments that were publicly traded, fair values were calculated using quoted market prices, applying liquidity discounts to these prices in instances where such discounts were applied in the underlying partnerships' financial statements. For investments that were not publicly traded, fair value was based on applying a public industry sector index to roll the value forward each quarter. Fair value also incorporated adjustments to reflect market events reported by the partnerships (e.g., new rounds of financing, initial public offerings and writedowns by the general partners).

Investment contracts

In determining the fair value of guaranteed interest contracts, a discount rate equal to the appropriate Treasury rate plus 150 basis points was assumed to determine the present value of projected contractual liability payments through final maturity. The fair value of deferred annuities and supplementary contracts without life contingencies with an interest guarantee of one year or less is valued at the amount of the policy reserve. In determining the fair value of deferred annuities and supplementary contracts without life contingencies with interest guarantees greater than one year, a discount rate equal to the appropriate Treasury rate plus 150 basis points was used to determine the present value of the projected account value of the policy at the end of the current guarantee period.

Deposit type funds, including pension deposit administration contracts, dividend accumulations, and other funds left on deposit not involving life contingencies, have interest guarantees of less than one year for which interest credited is closely tied to rates earned on owned assets. For such liabilities, fair value is assumed to be equal to the stated liability balances.

Long-term debt

The fair value of surplus notes is determined based on contractual cash flows discounted at market rates.

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Fair value summary

The estimated fair values of the financial instruments as of December 31 were as follows:


                                                      2000                            2001
                                           ----------------------------   ------------------------------
                                             CARRYING         FAIR          CARRYING           FAIR
                                               VALUE          VALUE           VALUE            VALUE
                                           ------------    ------------   -------------    -------------
                                                                  (IN MILLIONS)
         FINANCIAL ASSETS:

         Cash and cash equivalents.....     $    720.0       $   720.0       $   547.9        $   547.9
         Short-term investments........            3.8             3.8             8.5              8.5
         Debt securities...............        8,058.6         8,077.9         9,599.2          9,599.2
         Equity securities.............          335.5           335.5           286.0            286.0
         Mortgage loans................          593.4           573.8           535.8            554.1
         Derivative instruments........             --             9.9            10.9             10.9
         Policy loans..................        2,105.2         2,182.7         2,172.2          2,252.9
         Venture capital partnerships            467.3           467.3           291.7            291.7
                                           ------------    ------------   -------------    -------------
         Total financial assets........     $ 12,283.8       $12,370.9       $13,452.2        $13,551.2
                                           ============    ============   =============    =============
         FINANCIAL LIABILITIES:
         Investment contracts..........     $    759.0       $   758.9       $ 1,413.0        $ 1,419.7
         Long-term debt................          425.1           428.2           175.0            175.0
                                           ------------    ------------   -------------    -------------
         Total financial liabilities...     $  1,184.1       $ 1,187.1       $ 1,588.0        $ 1,594.7
                                           ============    ============   =============    =============

21.      SEPTEMBER 11, 2001

For the year ended December 31, 2001, Phoenix Life received life insurance claims relating to the September 11, 2001 terrorist attacks totaling $11.7 million. Claim costs were $3.7 million, net of reinsurance, of which $2.1 million reduced net income and $1.6 million were funded by the closed block.

22.      COMMITMENTS AND CONTINGENCIES

Litigation. Certain group accident and health reinsurance business has become the subject of disputes concerning the placement of the business with reinsurers and the recovery of the reinsurance. See note 13-- "Discontinued Operations." Phoenix makes off-balance sheet commitments related to venture capital partnerships. As of December 31, 2001, total unfunded capital commitments were $166.8 million.

23.      STATUTORY FINANCIAL INFORMATION

Phoenix Life's insurance subsidiaries are required to file annual statements with state regulatory authorities prepared on an accounting basis prescribed or permitted by such authorities. Except for the accounting policy involving federal income taxes described next, there were no material practices not prescribed by the Insurance Department of the State of New York ("Insurance Department"), as of December 31, 2000 and 2001. Phoenix Life's statutory federal income tax liability is principally based on estimates of federal income tax due. A deferred income tax liability has also been established for estimated taxes on unrealized gains for common stock and venture capital equity partnerships. Current New York Insurance Law does not allow the recording of deferred income taxes. Phoenix Life has received approval from the Insurance Department for this practice.

Statutory surplus differs from equity reported in accordance with GAAP for life insurance companies primarily because policy acquisition costs are expensed when incurred, investment reserves are based on different assumptions, surplus notes are included in surplus rather than debt, post-retirement benefit costs are based on different assumptions and reflect a different method of adoption, life insurance reserves are based on different assumptions and income tax expense reflects only taxes paid or currently payable.

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

The following reconciles the statutory net income of Phoenix Life as reported to regulatory authorities to the net income reported in these financial statements for the year ended:


                                                                      DECEMBER 31,
                                                         ----------------------------------------
                                                             1999          2000           2001
                                                         -----------    ----------    -----------
                                                                     (IN MILLIONS)
         Statutory net income.......................      $   131.3      $  266.1        $ (13.4)
         DAC, net ..................................          (24.3)       (181.2)          69.7
         Future policy benefits ....................          (27.5)         (2.5)         (18.5)
         Pension and postretirement expenses........           (8.6)         13.2           29.3
         Investment valuation allowances............           15.4         (45.9)        (138.4)
         Interest maintenance reserve...............           (7.2)        (26.1)          13.4
         Deferred income taxes......................            3.9          61.3           52.9
         Other, net.................................            6.2          (1.6)           6.1
                                                         -----------    ----------    -----------
         Net income, as reported....................      $    89.2      $   83.3        $   1.1
                                                         ===========    ==========    ===========

The following reconciles the statutory surplus and asset valuation reserve (AVR) of Phoenix as reported to regulatory authorities to equity as reported in these financial statements:

                                                                       DECEMBER 31,
                                                            --------------------------------
                                                                  2000              2001
                                                                      (IN MILLIONS)
                                                            --------------------------------
         Statutory surplus, surplus notes and AVR......      $    1,883.2       $   1,373.2
         DAC, net......................................           1,062.2           1,225.5
         Future policy benefits........................            (536.0)           (701.9)
         Pension and postretirement expenses...........            (173.3)           (166.1)
         Investment valuation allowance................            (405.9)             66.7
         Interest maintenance reserve..................                .5              12.4
         Deferred income taxes.........................             108.5             122.0
         Surplus notes.................................            (161.4)           (163.3)
         Other, net....................................              63.1              63.6
                                                            --------------    --------------
         Equity, as reported...........................      $    1,840.9       $   1,832.1
                                                            ==============    ==============

In 1998, the National Association of Insurance Commissioners (NAIC) adopted the Codification of Statutory Accounting Principles guidance, which replaces the current accounting practices and procedures manual as the NAIC's primary guidance on statutory accounting as of January 1, 2001. The codification provides guidance for areas where statutory accounting has been silent and changes current statutory accounting in some areas, e.g. deferred income taxes are recorded.

The State of Connecticut Insurance Department has adopted the Codification guidance, effective January 1, 2001. The effect of adoption decreased Phoenix Life's statutory surplus by $67.2 million, primarily as a result of impairment of investments and non-admitting investment income in excess of 90 days and non-admitting of certain assets of its subsidiaries.

APPENDIX A
PERFORMANCE HISTORY
--------------------------------------------------------------------------------
THESE RATES OF RETURN SHOWN ARE NOT AN ESTIMATE NOR A GUARANTEE OF FUTURE PERFORMANCE. THE PERFORMANCE HISTORY SHOWN IS SOLELY FOR THE UNDERLYING INVESTMENT PORTFOLIOS. THEY DO NOT ILLUSTRATE HOW ACTUAL PERFORMANCE WILL AFFECT THE BENEFITS UNDER YOUR POLICY BECAUSE THEY DO NOT ACCOUNT FOR ANY OF THE CHARGES AND DEDUCTIONS THAT APPLY TO YOUR POLICY VALUE. (SEE "CHARGES AND DEDUCTIONS").

Yield of the Phoenix-Goodwin Money Market Series. We calculate the yield of the Phoenix-Goodwin Money Market Series for a 7-day "base period" by determining the "net change in value" of a hypothetical pre-existing account. We assume the hypothetical account had an initial balance of one share of the series at the beginning of the base period. We then determine what the value of the hypothetical account would have been at the end of the 7-day base period. We assume no policy charges were deducted from the hypothetical account. The end value minus the initial value gives us the net change in value for the hypothetical account. The net change in value can then be divided by the initial value giving us the base period return (one week's return). To find the equivalent annual return we multiply the base period return by 365/7. The equivalent effective annual yield differs from the annual return because we assume all returns are reinvested in the subaccount. We carry results to the nearest hundredth of one percent.

      Example Calculation:

      The following example of a return/yield calculation for the Phoenix-Goodwin Money Market Series is based on the 7-day period ending December 31, 2001

      Value of hypothetical pre-existing account with exactly one
        unit at the beginning of the period:....................   $1.000000
      Value of the same account (excluding capital changes)
        at the end of the 7-day period:.........................    1.000337
      Calculation:
        Ending account value ...................................    1.000337
        Less beginning account value ...........................    1.000000
        Net change in account value ............................    0.000337
      Base period return:
        (adjusted change/beginning account value) ..............    0.000337
      Current annual yield = return x (365/7) = ................       1.76%
      Effective annual yield = [(1 + return)(365/7)] - 1 = .....       1.77%

The current yield and effective yield information will fluctuate. Yield and return information may not provide a suitable basis for comparison with bank deposits or other investments which are insured and/or pay a fixed yield for a stated period of time, or other investment companies, due to charges which will be deducted on the Account level.

We will usually advertise the average annual total return for a subaccount calculated for one year, three years, five years, ten years and since the inception date of the underlying portfolio. We assume the reinvestment of all distributions at net asset value but do not account for the deduction of any of the daily or monthly charges made under the policy.

Performance is the compounded return for the time period indicated, net of all fund level fees. Returns for the periods greater than one year are annualized. Performance does not include the effects of product charges, including any or all of the following: issue, sales and tax charges; mortality and expense risk fees; cost of insurance charges; administrative and transfer fees; and surrender charges. IF THESE CHARGES WERE REFLECTED IN THESE RETURNS, PERFORMANCE WOULD BE SIGNIFICANTLY LOWER THAN SHOWN. Please obtain a personalized illustration by contacting your registered representative. The illustration will show all applicable product charges deducted, including the cost of insurance.

Since subaccount performance fluctuates, the policy value, when redeemed, may be worth more or less than the original cost. Withdrawals will affect the policy value and death benefit.

You may obtain a copy of the most up-to-date performance numbers for the previous month from your registered representative.

---------------------------------------------------------------------------------------------------------------------------------
                               AVERAGE ANNUAL TOTAL RETURN FOR THE PERIOD ENDED DECEMBER 31, 2001
---------------------------------------------------------------------------------------------------------------------------------
SERIES                                             INCEPTION DATE    1 YEAR     3 YEARS    5 YEARS     10 YEARS  SINCE INCEPTION
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen International Series                 05/01/90      -24.04%      -6.09%      3.49%       6.43%       6.35%
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen New Asia Series                      09/17/96        1.02%       8.63%     -3.71%        N/A       -3.48%
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-AIM Mid-Cap Equity Series                     10/29/01         N/A         N/A        N/A         N/A        6.55%
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-Alliance/Bernstein Growth + Value Series      10/29/01         N/A         N/A        N/A         N/A        7.03%
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-Deutsche Dow 30 Series                        12/15/99       -5.98%        N/A        N/A         N/A       -4.49%
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-Deutsche Nasdaq-100 Index(R) Series           08/15/00      -33.06%        N/A        N/A         N/A      -46.43%
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-Duff & Phelps Real Estate Securities Series   05/01/95        6.62%      13.48%      7.04%        N/A       12.57%
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Capital Growth Series                12/31/82      -34.57%     -11.31%      1.89%       8.05%      13.79%
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Small & Mid-Cap Growth Series        08/15/00      -26.73%        N/A        N/A         N/A      -29.20%
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-Federated U.S. Government Bond Series         12/15/99        5.01%        N/A        N/A         N/A       10.59%
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Money Market Series                   10/08/82        3.82%       4.89%      4.99%       4.60%       6.11%
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Multi-Sector Fixed Income Series      12/31/82        6.09%       6.01%      4.87%       7.83%       9.37%
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-Hollister Value Equity Series                 03/02/98      -17.96%      10.48%       N/A         N/A       11.03%
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-J.P. Morgan Research Enhanced Index Series    07/14/97      -11.90%      -2.50%       N/A         N/A        5.89%
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-Janus Flexible Income Series                  12/15/99        7.24%        N/A        N/A         N/A        6.69%
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-Janus Growth Series                           12/15/99      -23.83%        N/A        N/A         N/A      -14.99%
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-MFS Investors Growth Stock Series             10/29/01         N/A         N/A        N/A         N/A        6.89%
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-MFS Investors Trust Series                    10/29/01         N/A         N/A        N/A         N/A        4.25%
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-MFS Value Series                              10/29/01         N/A         N/A        N/A         N/A        5.73%
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-Oakhurst Growth & Income Series               03/02/98       -8.17%       0.12%       N/A         N/A        5.07%
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-Oakhurst Strategic Allocation Series          09/17/84        1.87%       4.47%     10.71%      10.01%      12.04%
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Global Value Series         11/20/00       -6.84%        N/A        N/A         N/A       -2.51%
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Mid-Cap Value Series        03/02/98       22.98%       8.85%       N/A         N/A        3.55%
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Small-Cap Value Series      11/20/00       15.76%        N/A        N/A         N/A       20.65%
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Mid-Cap Growth Series                  03/02/98      -25.28%       7.37%       N/A         N/A       11.29%
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Strategic Theme Series                 01/29/96      -27.36%      -0.10%     11.07%        N/A       11.09%
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-Van Kampen Focus Equity Series                12/15/99      -15.09%        N/A        N/A         N/A      -11.22%
---------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation Fund                    05/05/93      -23.28%      -0.39%      6.01%        N/A       11.74%
---------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Premier Equity Fund                          05/05/93      -12.56%      -1.03%      9.69%        N/A       13.40%
---------------------------------------------------------------------------------------------------------------------------------
Alger American Leveraged AllCap Portfolio             01/25/95      -15.93%       4.01%     16.27%        N/A       22.77%
---------------------------------------------------------------------------------------------------------------------------------
Federated Fund For U.S. Government Securities II      03/28/94        7.03%       5.70%      6.66%        N/A        6.28%
---------------------------------------------------------------------------------------------------------------------------------
Federated High Income Bond Fund II                    03/01/94        1.38%      -1.91%      1.98%        N/A        4.97%
---------------------------------------------------------------------------------------------------------------------------------
VIP Contrafund(R) Portfolio                           11/03/97      -12.37%       0.49%       N/A         N/A        6.80%
---------------------------------------------------------------------------------------------------------------------------------
VIP Growth Opportunities Portfolio                    11/03/97      -14.44%      -9.62%       N/A         N/A       -1.04%
---------------------------------------------------------------------------------------------------------------------------------
VIP Growth Portfolio                                  11/03/97      -17.72%       0.15%        N/A        N/A        8.54%
---------------------------------------------------------------------------------------------------------------------------------
Mutual Shares Securities Fund -- Class 2              11/08/96        7.04%      11.25%     10.05%        N/A       10.47%
---------------------------------------------------------------------------------------------------------------------------------
Templeton Developing Markets Securities Fund --       09/27/96       -8.09%      -1.44%    -11.80%        N/A      -11.03%
Class 2
---------------------------------------------------------------------------------------------------------------------------------
Templeton Foreign Securities Fund -- Class 2          05/11/92      -15.99%       0.36%      4.61%        N/A        9.52%
---------------------------------------------------------------------------------------------------------------------------------
Templeton Global Asset Allocation Fund -- Class 2     11/28/88       -9.95%       3.36%      6.20%       9.91%       9.82%
---------------------------------------------------------------------------------------------------------------------------------
Templeton Growth Securities Fund -- Class 2           03/15/94       -1.30%       6.57%      8.30%        N/A        9.88%
---------------------------------------------------------------------------------------------------------------------------------
Scudder VIT EAFE(R) Equity Index Fund                 08/22/97      -24.69%      -7.12%       N/A         N/A       -2.14%
---------------------------------------------------------------------------------------------------------------------------------
Scudder VIT Equity 500 Index Fund                     10/01/97      -13.00%      -1.67%       N/A         N/A        5.32%
---------------------------------------------------------------------------------------------------------------------------------
Technology Portfolio                                  11/30/99      -48.83%        N/A        N/A         N/A      -29.36%
---------------------------------------------------------------------------------------------------------------------------------
Wanger Foreign Forty                                  02/01/99      -26.61%        N/A        N/A         N/A       10.24%
---------------------------------------------------------------------------------------------------------------------------------
Wanger International Small Cap                        05/01/95      -21.27%       8.76%      8.08%        N/A       15.53%
---------------------------------------------------------------------------------------------------------------------------------
Wanger Twenty                                         02/01/99        9.09%        N/A        N/A         N/A       17.60%
---------------------------------------------------------------------------------------------------------------------------------
Wanger U.S. Smaller Companies                         05/01/95       11.39%       8.56%     12.47%        N/A       18.34%
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We may include information about series' or advisor's investment strategies and management style in advertisements, sales literature and other communications. An advisor may alter investment strategies and style in response to changing market and economic conditions. A fund may advertise all or part of a series' portfolio holdings, including holdings in specific industries. A fund may also separately illustrate the income and capital gains portions of a series' total return. A fund may also advertise performance by dividing returns into equity and debt components. A series may compare its equity or bond returns to any of a number of well-known benchmarks of market performance; including, but not limited to:

The Dow Jones Industrial Average(SM)        Salomon Brothers Corporate Index         The Standard & Poor's 500 Index (S&P 500)
First Boston High Yield Index               Salomon Brothers Government Bond
                                               Index

Each subaccount may include its yield and total return in advertisements or communications with current or prospective contract owners. Each subaccount may also include in such advertisements, its ranking or comparison to similar mutual funds by such organizations as:

Lipper Analytical Services                  Morningstar, Inc.                        Thomson Financial


A fund may also compare a series' performance to other investment or savings vehicles (such as certificates of deposit) and may refer to results published in such publications as:

Barrons                                     Consumer Reports                         The New York Times
Business Week                               Investor's Business Daily                Personal Investor
Changing Times                              Financial Planning                       Registered Representative
Forbes                                      Financial Services Weekly                U.S. News and World Report
Fortune                                     Money                                    The Wall Street Journal

The total return and yield may be used to compare the performance of the subaccounts with certain commonly used standards for stock and bond market performance. Such indexes include, but are not limited to:

The Dow Jones Industrial Average(SM)        Salomon Brothers Corporate Index         The S&P 500
First Boston High Yield Index               Salomon Brothers Government Bond
                                               Index

The Dow Jones Industrial Average(SM) (DJIA(SM)) is an unweighted index of 30 industrial "blue chip" U.S. stocks. It is the oldest continuing U.S. market index. The 30 stocks now in the DJIA(SM) are both widely-held and a major influence in their respective industries. The average is computed in such a way as to preserve its historical continuity and account for such factors as stock splits and periodic changes in the components of the index. The editors of The Wall Street Journal select the component stocks of the DJIA(SM).

The S&P 500 is a market-value weighted index composed of 500 stocks chosen for market size, liquidity, and industry group representation. It is one of the most widely used indicators of U.S. Stock Market performance. The composition of the S&P 500 changes from time to time. Standard & Poor's Index Committee makes all decisions about the S&P 500.

Weighted and unweighted indexes: A market-value, or capitalization, weighted index uses relative market value (share price multiplied by the number of shares outstanding) to "weight" the influence of a stock's price on the index. Simply put, larger companies' stock prices influence the index more than smaller companies' stock prices. An unweighted index (such as the Dow Jones Industrial Average(SM) uses stock price alone to determine the index value. A company's relative size has no bearing on its impact on the index.

The funds' annual reports, available upon request and without charge, contain a discussion of the performance of the funds and a comparison of that performance to a securities market index. You may obtain an Annual Report by contacting VULA at the address and telephone number on the first page of this prospectus.

APPENDIX B
GLOSSARY OF SPECIAL TERMS
--------------------------------------------------------------------------------

The following is a list of terms and their meanings when used in this prospectus.

ACCOUNT: Phoenix Life Variable Universal Life Account, a separate account of the Company.

ATTAINED AGE: The age of the insured on the birthday nearest the most recent policy anniversary.

BENEFICIARY: The person or persons specified by the policyowner as entitled to receive the death benefits under a policy.

CASH SURRENDER VALUE: The policy value less any surrender charge that would apply on the date of surrender and less any debt.

DEATH BENEFIT GUARANTEE: An additional benefit rider available with the policy that guarantees a death benefit equal to the initial face amount or the face amount as later increased or decreased, if you pay the minimum required premiums. See "Additional Rider Benefits."

DEBT: Outstanding loans against a policy plus accrued interest on any outstanding loans.

FACE AMOUNT: The initial amount of insurance coverage.


GENERAL ACCOUNT: The general asset account of Phoenix.


GUARANTEED INTEREST ACCOUNT ("GIA"): An investment option under which amounts deposited are guaranteed to earn a fixed rate of interest. Excess interest also may be credited, in the sole discretion of Phoenix.

IN FORCE: Conditions under which the coverage under a policy is in effect and the Insureds' lives remain insured.

INSUREDS: The two persons on whose lives we issue the policy.

IN WRITING (WRITTEN REQUEST): In a written form satisfactory to Phoenix and delivered to VPMO.

ISSUE PREMIUM: The premium payment made in connection with issuing the policy.

MONTHLY CALCULATION DAY: The first Monthly Calculation Day is the same day as the Policy Date. Subsequent Monthly Calculation Days are the same day of each month. If such day does not fall within a given month, the last day of that month will be the Monthly Calculation Day.

NET ASSET VALUE: The worth of one share of a series of a fund at the end of a valuation period. Net Asset Value is computed by adding the value of all a series' holdings plus other assets, minus liabilities and then dividing the result by the number of shares outstanding.

NON-TRANSFERABLE GENERAL ACCOUNT ("NTGA"): A part of the General Account. The cash value in the NTGA cannot decrease due to investment performance, but may decrease due to deductions for policy charges. Interest is credited to the NTGA at rates declared by Phoenix, but not less than 4%.

PAYMENT DATE: The Valuation Date on which we receive a premium payment or loan repayment, unless it is received after the close of the New York Stock Exchange ("NYSE"), in which case it will be the next Valuation Date.

PHOENIX (WE, OUR, US, COMPANY): Phoenix Life Insurance Company.

PLANNED ANNUAL PREMIUM: The premium amount that the policyowner agrees to pay each policy year. It must be at least equal to the minimum premium required for the Face Amount of insurance selected but may be no greater than the maximum premium allowed for the Face Amount selected.

POLICY ANNIVERSARY: Each anniversary of the policy date.

POLICY DATE: The policy date as shown on the schedule page of the policy. It is the date from which we measure policy years and policy anniversaries.

POLICY MONTH: The period from one monthly calculation day up to, but not including, the next monthly calculation day.

POLICY VALUE: The sum of a policy's share in the values of each subaccount of the Account plus the policy's share in the values of the Guaranteed Interest Account.

POLICY YEAR: The first policy year is the one-year period from the policy date up to, but not including, the first policy anniversary. Each succeeding policy Year is the one-year period from the Policy Anniversary up to, but not including, the next Policy Anniversary.

POLICYOWNER (OWNER, YOU, YOUR): The person(s) who purchase(s) a policy.

PROPORTIONATE (PRO RATA): Amounts allocated to Subaccounts on a pro rata basis are allocated by increasing (or decreasing) a policy's share in the value of the affected Subaccounts and Guaranteed Interest Account so that such shares maintain the same ratio to each other before and after the allocation.

SERIES: A separate investment portfolio of a fund.

SUBACCOUNTS: Accounts within the Account to which non-loaned assets under a policy are allocated.

Target Annual Premium (TAP): The TAP is established at the time the policy is issued and is the greater of:

(a) the level premium required to mature the policy, computed at an interest rate of 6.5% and assuming current mortality and expenses;

(b) or $1,200.

UNIT: A standard of measurement used to set the value of a policy. The value of a unit for each subaccount will reflect the investment performance of that subaccount and will vary in dollar amounts.

VALUATION DATE: For any subaccount, each date on which we calculate the net asset value of a fund.

VALUATION PERIOD: For any subaccount, the period in days from the end of one valuation date through the next.

VPMO: The Variable Products Mail Operations division of Phoenix that receives and processes incoming mail for Variable and Universal Life Administration.

VULA: Variable and Universal Life Administration.

                           PART II. OTHER INFORMATION

                           UNDERTAKING TO FILE REPORTS

    Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that Section.

                              RULE 484 UNDERTAKING

    Section 723 of the New York Business Corporation Law, as made applicable to insurance companies by Section 108 of the New York Insurance Law, provides that a corporation may indemnify any director or officer of the corporation made, or threatened to be made, a party to an action or proceeding other than one by or in the right of the corporation to procure a judgment in its favor, whether civil or criminal, including an action by or in the right of any other corporation of any type or kind, by reason of the fact that he, his testator or intestate, served such other corporation in any capacity at the request of the indemnifying corporation.


    Article VI Section 6.1 of the By-laws of the Company provides that "To the full extent permitted by the laws of the State of New York, the Company shall indemnify any person made or threatened to be made a party to any action, proceeding or investigation, whether civil or criminal, by reason of the fact that such person, or such person's testator or intestate:

    (1) is or was a Director, officer or employees of the Company; or

    (2) serves or served another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise in any capacity at the request of the Company, and at the time of such services, was a Director, officer or employee of the Company.

    against judgments, fines, amounts paid in settlement and reasonable expenses, including attorneys' fees, actually and necessarily incurred in connection with or as a result of such action, proceeding or investigation, or any appeal therein."


    Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

  REPRESENTATION PURSUANT TO SECTION 26(F)(2)(A) UNDER THE INVESTMENT COMPANY
                                  ACT OF 1940.

    Pursuant to Section 26(f)(2)(A) of the Investment Company Act of 1940, as amended, Phoenix Life Insurance Company represents that the fees and charges deducted under the Policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks to be assumed thereunder by Phoenix Life Insurance Company.

                       CONTENTS OF REGISTRATION STATEMENT

This Form S-6 Registration Statement comprises the following papers and documents:

    The facing sheet.

    The prospectus describing Phoenix Life Insurance Company Policy Form V602 (Version A) "Estate Edge."

    The prospectus describing Phoenix Life Insurance Company Policy Form V611 (Version B) "Estate Strategies."

    The undertaking to file reports.

    The Rule 484 undertaking.

    Representation Pursuant to Section 26(e)(2)(A) of the Investment Company Act of 1940.

    The signature page.

    The powers of attorney were filed via Edgar with registrant's Post-Effective Amendment No. 1 on February 28, 1998 and are incorporated herein by reference.

    Written consents of the following:

         (a)  Richard J. Wirth, Esq.
         (b)  PricewaterhouseCoopers LLP
         (c)  Paul M. Fischer, FSA, CLU, ChFC

         (d)  Brian A. Giantonio, Esq., CPA


The following exhibits:

1. The following exhibits correspond to those required by paragraph A to the instructions as to exhibits in Form N-8B-2:

   A. (1) Resolution of the Board of Directors of Depositor establishing the Account is incorporated by reference to Registrant's Registration Statement on Form S-6, (033-23251), filed on July 21, 1988 and filed via Edgar with Registrant's Post-Effective Amendment No. 15 (No. 033-23251) on April 30, 1998 [Accession Number 0000949377-98-000071].

       (2)  Not Applicable.

       (3)  Distribution of Policies:

            (a) Master Service and Distribution Compliance Agreement between Depositor and Phoenix Equity Planning Corporation dated December 31, 1996, filed via Edgar with Registrant's Post-Effective Amendment No. 15 (No. 033-23251) on April 30, 1998 [Accession Number 0000949377-98-000071].

            (b) Form of Broker Dealer Supervisory and Service Agreement between Phoenix Equity Planning Corporation and Independent Brokers with respect to the sale of Policies, is incorporated by reference to Registrant's Registration Statement on Form S-6 (File No. 333-23171) filed via Edgar with Registrant's Post-Effective Amendment No. 15 (No. 033-23251) on April 30, 1998 [Accession Number 0000949377-98-000071].

            (c)  Not Applicable.

       (4)  Not Applicable.

       (5)  Specimen Policies with optional riders.

            (a) Version A Estate Edge, Form Number V602 is incorporated by reference to Registrant's Pre-Effective Amendment No. 1 (File No. 333-23171) filed via Edgar on September 10, 1997 [Accession Number 0000949377-97-000125].

            (b) Version B Estate Strategies form of policy, Form Number V611 is incorporated by reference to Registrant's Post-effective Amendment No. 8 (File No. 333-23171) Filed via Edgar February 14, 2001 [(Accession Number 0000949377-01-000042)].

       (6) (a) Charter of Phoenix Home Life Mutual Insurance Company is incorporated by reference to Registrant's Post-Effective Amendment No. 12 to Form S-6, Registration No. 33-23251, filed on February 13, 1996 [Accession Number 0000950146-96-000216].

            (b) By-laws of Phoenix Home Life Mutual Insurance Company is incorporated by reference to Registrant's Post-Effective Amendment No. 12 to Form S-6, Registration No. 33-23251, filed on February 13, 1996 [Accession Number 0000950146-96-000216].


       (7)  Not Applicable.

       (8)  Not Applicable.

       (9) (a) Form of application for Estate Edge, filed via Edgar with Pre-Effective Amendment No. 1, filed on Form S-6EL24/A September 10, 1997 [Accession Number 0000949377-97-000125].

            (b) Form of application for Estate Strategies, incorporated by reference to Registrant's Post-effective Amendment No. 8 Filed via Edgar February 14, 2001 [Accession Number
                 0000949377-97-000125].

            (c)  Participation Agreements:

                 (1) Participation Agreement between Phoenix Home Life Mutual
                     Insurance Company and Franklin Templeton Distributors, Inc.

                 (2) Participation Agreement(s) between Phoenix Home Life Mutual
                     Insurance Company and Wanger Advisors Trust

                 (3) Participation agreement between Phoenix Home Life Mutual
                     Insurance Company, Insurance Series, and Federated Securities Corp.

                 (4) Participation agreement between Phoenix Home Life Mutual
                     Insurance Company, Deutsche Asset Management VIT Funds and Deutsche Asset Management, Inc.

                 (5) Participation agreement between Phoenix Home Life Mutual
                     Insurance Company, Morgan Stanley Dean Witter Universal Funds, Inc., Miller Anderson & Sherrerd, LLP and Morgan Stanley Dean Witter Investment Management, Inc.

                 (6) Participation agreement between Phoenix Home Life Mutual
                     Insurance Company, The Alger American Fund and Fred Alger & Company, Incorporated.

                 (7) Participation agreement between Phoenix Home Life Mutual
                     Insurance Company, Variable Insurance Products Fund and Fidelity Distributors Corporation.

                 (8) Participation agreement between Phoenix Home Life Mutual
                     Insurance Company, AIM Variable Insurance Funds, Phoenix Equity Planning Corporation and AIM Distributors, Inc.

       (10) Not Applicable

       (11) Codes of Ethics:

            (a)  Amended and Restated Code of Ethics: Phoenix Funds, Phoenix
                 - Duff & Phelps Institutional Mutual Funds, Phoenix-Aberdeen Series Fund, Phoenix - Engemann Funds, Phoenix-Seneca Funds, Phoenix-Zweig Funds, dated May 31, 2001.

            (b) Amended and Restated Code of Ethics: The Phoenix Edge Series Fund, Phoenix Variable Advisors, Inc., Phoenix-Aberdeen International Advisors, LLC.

            (c)  Principles of Ethical Market Conduct.

            (d)  Code of Ethics for Subsidiary Relationships and Transactions.

       (12) Memorandum describing transfer and redemption procedures and method of computing adjustments in payments and cash values upon conversion to fixed benefit policies incorporated by reference to Registrant's Registration Statement on Form S-6, File No. 333-23171, filed via Edgar on March 12, 1997 [Accession Number 0000949377-97-000039].

       (13) Illustrations of Death Benefits, Policy Values and Cash Surrender Values are incorporated by reference to Registrant's Post-Effective Amendment No. 9 filed via Edgar on March 30, 2001 [Accession Number 0000949377-01-000206]


2. Opinion of Counsel as to the legality of the securities being registered is incorporated into Exhibits 6 and 8.

3. No financial statement will be omitted from the Prospectus pursuant to Instruction 1(b) or (c) of Part I.


4. Not Applicable.

5. Consent of PricewaterhouseCoopers LLP.

6. Opinion and consent of Richard J. Wirth, Esq.

7. Opinion and consent of Paul M. Fischer, FSA, CLU, ChFC as to the consistency of illustrations is incorporated by reference to Registrant's Post-Effective Amendment No. 9 filed via Edgar on March 30, 2001 [Accession Number 0000949377-01-000206]

8. Opinion and Consent of Brian A. Giantonio, Esq.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, the Registrant, Phoenix Life Variable Universal Life Account certifies that it meets all the requirements for effectiveness of this Registration Statement under Rule 485(b) of the Securities Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, in the City of Hartford, State of Connecticut on the 30th day of April, 2002.


                                                                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                                              --------------------------------------------------------------------------------------
                                                                                  (Registrant)

                                         By:                             PHOENIX LIFE INSURANCE COMPANY
                                              --------------------------------------------------------------------------------------
                                                                                   (Depositor)


                                         By:
                                              --------------------------------------------------------------------------------------
                                                              *Dona D. Young, President and Chief Operating Officer


ATTEST:               /s/John H. Beers
         -------------------------------------------
             John H. Beers, Assistant Secretary


Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on the 30th day of April, 2002.


                SIGNATURE                     TITLE
                ---------                     -----

                                              Director
 ---------------------------------------
             *Sal H. Alfiero

                                              Director
 ---------------------------------------
             *J. Carter Bacot

                                              Director
 ---------------------------------------
            *Peter C. Browning

                                              Director
 ---------------------------------------
             *Arthur P. Byrne

                                              Director
 ---------------------------------------
          *Sanford Cloud, Jr.

                                              Director
 ---------------------------------------
            *Richard N. Cooper

                                              Director
 ---------------------------------------
             *Gordon J. Davis

                SIGNATURE                     TITLE
                ---------                     -----

                                              Chairman of the Board,
 ---------------------------------------      Chief Executive Officer
           *Robert W. Fiondella


                                              Director
 ---------------------------------------
            Ann Maynard Gray


                                              Director
 ---------------------------------------
              *John E. Haire

                                              Director
 ---------------------------------------
           *Jerry J. Jasinowski

                                              Director
 ---------------------------------------
            *Thomas S. Johnson

                                              Director
 ---------------------------------------
            *John W. Johnstone

                                              Director
 ---------------------------------------
           *Marilyn E. LaMarche

                                              Director, Executive Vice President
 ---------------------------------------      and Chief Investment Officer
         *Philip R. McLoughlin

                                              Director
 ---------------------------------------
            *Robert F. Vizza

                                              Director
 ---------------------------------------
           *Robert G. Wilson

                                              Director, President and
 ---------------------------------------      Chief Operating Officer
             *Dona D. Young

By: /s/ Dona D. Young
  ------------------------------------------------
*Dona D. Young as Attorney-in-Fact pursuant to Powers of Attorney, previously filed.